Filed pursuant to Rule 497
File No. 333-225698

PROSPECTUS SUPPLEMENT
(to Prospectus dated August 10, 2018)

2,000,000 Shares

Horizon Technology Finance Corporation

Common Stock

We are offering for sale 2,000,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 300,000 additional shares of our common stock at the public offering price, less underwriting discounts and commissions.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended. We are externally managed by Horizon Technology Finance Management LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. Substantially all of our investments consist of secured debt investments to development-stage companies in the technology, life science, healthcare information and services and cleantech industries.

Our common stock is listed on the Nasdaq Global Select Market, or Nasdaq, under the symbol “HRZN”. The net asset value per share of our common stock on December 31, 2018 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $11.64.

Investing in our common stock should be considered highly speculative, and involves a high degree of risk including the risk of a substantial loss of investment and the risk of leverage and dilution. Before purchasing any shares of our common stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page 17 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock and should be retained for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. We maintain a website at www.horizontechfinance.com and intend to make all of the foregoing information available, free of charge, on or through our website. You may also obtain such information by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling us collect at (860) 676-8654. The SEC maintains a website at www.sec.gov where such information is available without charge. Information contained on, or that can be accessed through, our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

	Per share	Total
Public offering price	$12.1400	$24,280,000
Underwriting discounts and commissions	$0.4856	$971,200
Proceeds, before expenses, to us(1)	$11.6544	$23,308,800

(1)	Before deducting offering expenses payable by us related to this offering, which we estimate will be approximately $100,000.

The underwriters have the option to purchase from us up to an additional 300,000 shares of common stock at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement. If the option to purchase additional shares is exercised in full, the total public offering price will be $27,922,000, the total underwriting discounts and commissions will be $1,116,880, and the total proceeds to us, before deducting estimated offering expenses payable by us of $100,000, will be $26,805,120.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Shares on or about March 26, 2019.

Book-Running Managers

Morgan Stanley	UBS Investment Bank	Janney Montgomery Scott

Prospectus supplement dated March 21, 2019

Explanatory Note

Horizon Technology Finance Corporation (the “Company”) is making this filing pursuant to Rule 497 solely for the purpose of correcting the SEC File Number on the cover page of the final prospectus supplement available on EDGAR that was originally filed by the Company pursuant to Rule 497 with the Securities and Exchange Commission on March 22, 2019 (the “Original Filing”). Other than the change specified above, no other changes were made. This Amendment does not reflect events that may have occurred subsequent to the date of the Original Filing.

PROSPECTUS SUPPLEMENT

PROSPECTUS

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or in addition to the information in that prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more information about us, our common stock and related matters. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” in this prospectus supplement before investing in our common stock.

Forward-Looking Statements

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negatives thereof or other variations thereon or comparable terminology. The matters described in the section titled “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. To understand the terms of the common stock we are offering, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements” as well as the documents identified in the section titled “Available Information” in this prospectus supplement.

Horizon Technology Finance Corporation, a Delaware corporation, was formed on March 16, 2010 for the purpose of acquiring, continuing and expanding the business of its wholly owned subsidiary, Compass Horizon Funding Company LLC, a Delaware limited liability company, which we refer to as “Compass Horizon,” raising capital in its initial public offering, or IPO, and operating as an externally managed BDC under the Investment Company Act of 1940, as amended, or the 1940 Act. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Company” refer to Horizon Technology Finance Corporation and its consolidated subsidiaries. In addition, we refer to Horizon Technology Finance Management LLC, a Delaware limited liability company, as “HTFM,” our “Advisor” or our “Administrator.”

Our Company

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries, which we refer to collectively as our “Target Industries.” Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We are focused on making secured debt investments, which we refer to as “Venture Loans,” to venture capital backed companies in our Target Industries, which we refer to as “Venture Lending.” We also selectively provide Venture Loans to publicly traded companies in our Target Industries. Our debt investments are typically secured by first liens or first liens behind a secured revolving line of credit, or “Senior Term Loans.” Venture Lending is typically characterized by (1) the making of a secured debt investment after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (2) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (3) the relatively rapid amortization of the Venture Loan and (4) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance a portion of our investments through borrowings. On March 23, 2018, the Small Business Credit Availability Act, or SBCAA, amended Section 61(a) of the 1940 Act to add Section 61(a)(2) which enables BDCs to reduce their asset coverage requirements from 200% to 150%. This provision permits a BDC to double the maximum amount of leverage that it is permitted to incur, so long as the BDC meets certain disclosure requirements and obtains certain approvals. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets a BDC holds, it may raise up to $200 from borrowing and issuing senior securities. We received approval from our stockholders to reduce our asset coverage requirement from 200% to 150% on October 30, 2018. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally do not have to pay corporate-level federal income taxes on our investment company taxable income and our net capital gain that we distribute to our stockholders as long as we meet certain source-of-income, distribution, asset diversification and other requirements.

From the commencement of operations of Compass Horizon on March 4, 2008 through December 31, 2018, we funded 168 portfolio companies and invested $1.1 billion in debt investments. As of December 31, 2018, our debt investment portfolio consisted of 34 debt investments with an aggregate fair value of $216.4 million. As of December 31, 2018, 98.5%, or $213.2 million, of our debt investment portfolio at fair value consisted of Senior Term Loans. As of December 31, 2018, our net assets were $134.3 million, and all of our debt investments were secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments in our portfolio are generally not rated by any rating agency. If the individual debt investments in our portfolio were rated, they would be rated below “investment grade”. Debt investments that are unrated or rated below investment grade are sometimes referred to as “junk bonds” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

For the year ended December 31, 2018, our dollar-weighted annualized yield on average debt investments (excluding any yield from warrants, equity, other investments and Horizon Secured Loan Fund I, or HSLFI, a joint venture formed with Arena Sunset SPV, LLC, or Arena) was 15.3%. We calculate the dollar-weighted yield on average debt investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average debt investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

For the year ended December 31, 2018, our investment portfolio (including any yield from warrants, equity, other investments and HSLFI) had an overall total yield of 13.9%. We calculate the dollar-weighted yield on average investments for any period as (1) total investment income during the period divided by (2) the average of the fair value of investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

As of December 31, 2018, our debt investments had a dollar-weighted average term of 46 months from inception and a dollar-weighted average remaining term of 36 months. As of December 31, 2018, substantially all of our debt investments had an original committed principal amount of between $3 million and $20 million, repayment terms of between 10 and 60 months and bore current pay interest at annual interest rates of between 10% and 15%.

For the year ended December 31, 2018, our total return based on market value was 11.0%. Total return based on market value is calculated as (x) the sum of (i) the closing sales price of our common stock on the last day of the period plus (ii) the aggregate amount of distributions paid per share during the period, less (iii) the closing sales price of our common stock on the first day of the period, divided by (y) the closing sales price of our common stock on the first day of the period.

In addition to our debt investments, as of December 31, 2018, we held warrants to purchase stock, predominantly preferred stock, in 67 portfolio companies, equity positions in nine portfolio companies and success fee arrangements in nine portfolio companies.

On June, 1 2018, we and Arena formed a joint venture, HSLFI, to make investments, either directly or indirectly through subsidiaries, primarily in the form of secured loans to development-stage companies in our Target Industries. HSLFI was formed as a Delaware limited liability company and is not consolidated by either us or Arena for financial reporting purposes. Investments held by HSLFI are measured at fair value. As of December 31, 2018, HSLFI had total assets of $26.4 million. HSLFI’s portfolio consisted of debt investments in four portfolio companies as of December 31, 2018. As of December 31, 2018, the largest investment in a single portfolio company in the HSLFI’s portfolio in aggregate principal amount was $8.3 million and the four largest investments in portfolio companies in HSLFI’s portfolio totaled $25.0 million. As of December 31, 2018, HSLFI had no investments on non-accrual status. HSLFI invests in portfolio companies in the same industries in which we may directly invest.

We invest cash or securities in portfolio companies in HSLFI in exchange for limited liability company equity interests in HSLFI. As of December 31, 2018, we and Arena each owned 50.0% of the equity interests of HSLFI. We had an original commitment to fund $25.0 million of equity interests in HSLFI. As of December 31, 2018, $11.7 million was unfunded. Our investment in HSLFI consisted of an equity contribution of $13.3 million as of December 31, 2018.

Our advisor

Our investment activities are managed by our Advisor, and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation of our Advisor, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers including Robert D. Pomeroy, Jr., our Chief Executive Officer, Gerald A. Michaud, our President, Daniel R. Trolio, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer, and Daniel S. Devorsetz, our Senior Vice President and Chief Investment Officer.

Our strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. To further implement our business strategy, we expect our Advisor to continue to employ the following core strategies:

•	Structured investments in the venture capital and private and public equity markets. We make loans to development-stage companies within our Target Industries typically in the form of secured loans. The secured debt structure provides a lower risk strategy, as compared to equity or unsecured debt investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current-pay interest and amortization of principal and have a senior position to equity in the borrower’s capital structure in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or IPOs. Instead, we receive returns on our debt investments primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the debt investment upon a default. Only the potential gains from warrants depend upon equity investment exits.
•	“Enterprise value” lending. We and our Advisor take an enterprise value approach to structuring and underwriting loans. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the applicable portfolio company’s particular technology, service or customer base. We secure our lien position against the enterprise value of each portfolio company.
•	Creative products with attractive risk-adjusted pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include funds for additional development “runways”, funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current-pay interest, commitment fees, end-of-term payments, or ETPs, pre-payment fees, success fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ financing requirements while mitigating risk and maximizing returns on our investments.

•	Opportunity for enhanced returns. To enhance our debt investment portfolio returns, in addition to interest and fees, we frequently obtain warrants to purchase the equity of our portfolio companies as additional consideration for making debt investments. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors.
•	Direct origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.
•	Disciplined and balanced underwriting and portfolio management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area by quarterly reviewing each criteria and, in the event there is an overconcentration, seeking investment opportunities to reduce such overconcentration. Our Advisor employs a “hands on” approach to portfolio management, requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans. For public companies, our Advisor typically relies on publicly reported quarterly financials.
•	Use of leverage. We use leverage to increase returns on equity through our revolving credit facility provided by KeyBank National Association, or the Key Facility and through our 6.25% unsecured notes due 2022, or the 2022 Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and capital resources” for additional information about our use of leverage. In addition, we may issue additional debt securities or preferred stock in one or more series in the future.

Market opportunity

We focus our investments primarily in our Target Industries. The technology sectors we focus on include communications, networking, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include biotechnology, drug discovery, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include diagnostics, electronic medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include alternative energy, power management, energy efficiency, green building materials and waste recycling. We refer to all of these companies as “technology-related” companies because the companies are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We intend, under normal market conditions, to invest at least 80% of the value of our total assets in such companies.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the high degree of risk associated with lending to development-stage companies. Potential benefits include:

•	interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions;

•	the debt investment support provided by cash proceeds from equity capital invested by venture capital and private equity firms or access to public equity markets to access capital;
•	relatively rapid amortization of principal;
•	senior ranking to equity and collateralization of debt investments to minimize potential loss of capital; and
•	potential equity appreciation through warrants.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as it:

•	is typically less dilutive to the equity holders than additional equity financing;
•	extends the time period during which a portfolio company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and
•	allows portfolio companies to better match cash sources with uses.

Competitive strengths

We believe that we, together with our Advisor, possess significant competitive strengths, which include the following:

Consistently execute commitments and close transactions.  Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and managing Venture Loans. Our Advisor and its predecessor have directly originated, underwritten and managed Venture Loans with an aggregate original principal amount over $1.5 billion to more than 235 companies since operations commenced in 2004.

Robust direct origination capabilities.  Our Advisor has significant experience originating Venture Loans in our Target Industries. This experience has given our Advisor a deep knowledge of our Target Industries and an extensive base of transaction sources and references.

Highly experienced and cohesive management team.  Our Advisor’s senior management team of experienced professionals has been together since our inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.

Relationships with venture capital and private equity investors.  Our Advisor has developed strong relationships with venture capital and private equity firms and their partners.

Well-known brand name.  Our Advisor has originated Venture Loans to more than 235 companies in our Target Industries under the “Horizon Technology Finance” brand.

Recent development

On March 5, 2019, our Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2019 and ending on December 31, 2019. Such waived incentive fees will not be subject to recoupment.

On March 1, 2019 we declared monthly cash distributions of $.10 per share payable on each of April 16, May 15, and June 17, 2019. These monthly distributions will be payable to record holders as of March 19, April 18, and May 17, 2019, respectively. Participants in this offering will not be eligible to receive the dividend payable on April 16, 2019 to record holders as of March 19, 2019.

Company Information

Our administrative and executive offices and those of our Advisor are located at 312 Farmington Avenue, Farmington, Connecticut 06032, and our telephone number is (860) 676-8654. Our corporate website is located at www.horizontechfinance.com. Information contained on, or that can be accessed through, our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider any such information contained to be part of this prospectus supplement or the accompanying prospectus.

THE OFFERING

Common stock offered by us
2,000,000 shares
Common stock outstanding prior to this offering
11,538,481 shares
Common stock to be outstanding after this offering
13,538,481 shares
Option to purchase additional shares
300,000 shares
Use of proceeds
The net proceeds to us from this offering (excluding the underwriters’ option to purchase additional shares and before deducting estimated expenses payable by us of approximately $100,000) will be approximately $23.3 million based on a public offering price of $12.14, which includes underwriting discounts and commissions.

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Key Facility. However, through re-borrowing of the initial repayments under our Key Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes.

On December 31, 2018, we had $90.5 million outstanding under our Key Facility. Our Key Facility matures in April 2023, unless extended, and bears interest on a per annum basis equal to one-month London interbank offered rate, or LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. Amounts repaid under our Key Facility will remain available for future borrowings. As of December 31, 2018, the interest rate under our Key Facility was 5.60%.

See “Use of Proceeds” in this prospectus supplement for more information.
Distributions
We intend to continue to pay monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our board of directors, or the Board. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), maintenance of RIC status and such other factors as our Board may deem relevant from time to time.

To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our common stockholders for U.S. federal income tax purposes.

Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan, or DRIP, for our stockholders. The DRIP is an “opt out” DRIP. As a result, distributions to our stockholders are automatically reinvested in additional shares of our common stock, unless a stockholder specifically “opts out” of the DRIP so as to receive cash distributions. Stockholders who receive distributions in the form of stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in accompanying prospectus.
Taxation
We have elected to be treated as a RIC. Accordingly, we generally will not incur corporate-level income taxes on any investment company taxable income determined without regard to any deductions for dividends paid and net capital gains that we distribute as dividends for U.S. federal income tax purposes to our stockholders. To maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount generally equal to at least 90% of our investment company taxable income, determined without regard to any deduction for dividends paid.
Investment Management Agreement
Under an amended and restated investment management agreement, or the Investment Management Agreement, subject to the overall supervision of our Board, our Advisor manages our day-to-day operations and provides investment advisory services to us. For providing these services, our Advisor receives a base management fee from us, paid monthly in arrears, at an annual rate of 2.00% of (i) our gross assets, including any assets acquired with the proceeds of leverage less (ii) assets consisting of cash and cash equivalents. From and after October 31, 2018, the first date on which the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act applied to the Company, the base management fee is calculated at an annual rate of 2.00% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage; provided, that, to the extent the Company’s gross assets (less cash and cash equivalents) exceed $250 million, the base management fee on the amount of such excess over $250 million is calculated at an annual rate of 1.60% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage.

The Investment Management Agreement also provides that our Advisor may be entitled to an incentive fee under certain circumstances. The incentive fee has two parts, which are independent of each other, with the result that one part may be payable even if the other is not. Under the first part, subject to a “Fee Cap and Deferral Mechanism”, we pay our Advisor quarterly in arrears 20.00% of Pre-Incentive Fee Net Investment Income (as defined below) which exceeds 1.75% (7.00% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” feature.

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income, or the Incentive Fee Look-back Period, includes the relevant calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap, or the Incentive Fee Cap, and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees, or collectively, the Incentive Fee Cap and Deferral Mechanism. The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. We only pay incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. Cumulative Pre-Incentive Fee Net Return during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.

Under the second part of the incentive fee, we pay our Advisor at the end of each calendar year 20.00% of our realized capital gains, if any, from October 28, 2010 through the end of that calendar year, computed net of all realized capital losses and all unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee. The second part of the incentive fee is not subject to any minimum return to stockholders. The Investment Management Agreement may be terminated by either party without penalty by delivering written notice to the other party upon not more than 60 days’ written notice. See “Investment Management and Administration Agreements — Investment Management Agreement” in the accompanying prospectus.
Administration Agreement
We reimburse our Administrator for the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement, or the Administration Agreement, including furnishing rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See “Investment Management and Administration Agreements — Administration Agreement” in the accompanying prospectus.
Listing
Our common stock is traded on Nasdaq under the symbol “HRZN.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contain a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.00	%(1)
Offering Expenses (as a percentage of offering price)	0.41	%(2)
Dividend Reinvestment Plan Fees	—	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	4.41%
Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)(4)
Base Management Fee	3.39	%(5)
Incentive Fee Payable Under the Investment Management Agreement	2.42	%(6)
Interest Payments on Borrowed Funds	4.63	%(7)
Other Expenses (estimated for the current fiscal year)	1.80	%(8)
Acquired Fund Fees and Expenses	0.00	%(9)
Total Annual Expenses (estimated)	12.24	%(5)(10)

(1)	Represents the underwriting discounts and commissions with respect to the shares sold by us in this offering.
(2)	The offering expenses of this offering borne by us are estimated to be approximately $100,000.
(3)	The expenses associated with the DRIP are included in “Other Expenses” in the table. See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Net Assets Attributable to Common Stock equals estimated average net assets for the current fiscal year and is based on our net assets at December 31, 2018 and includes the net proceeds of the offering estimated to be received by the Company.
(5)	Our base management fee under the Investment Management Agreement is based on our gross assets, less cash and cash equivalents, which includes assets acquired using leverage, including any leverage disclosed in the accompanying prospectus, and is payable monthly in arrears. The management fee referenced in the table above is based on our gross assets, less cash and cash equivalents, of $254 million as of December 31, 2018 and includes net proceeds of the offering, after the net proceeds have been invested in portfolio companies, and $23 million of assets estimated to be acquired in the current fiscal year using leverage. See “Investment Management and Administration Agreements — Investment Management Agreement” in the accompanying prospectus.
(6)	Our incentive fee payable under the Investment Management Agreement consists of two parts:

The first part, which is payable quarterly in arrears, subject to a Fee Cap and Deferral Mechanism, equals 20% of the excess, if any, of our Pre-Incentive Fee Net Investment Income over a 1.75% quarterly (7% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a “catch-up,” 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash.

The second part of the incentive fee equals 20% of our Incentive Fee Capital Gains, if any. Incentive Fee Capital Gains are our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Management and Administration Agreements — Investment Management Agreement” in the accompanying prospectus.

The incentive payable to our Advisor represents our estimated annual expense incurred under the first part of the incentive fee payable under the Investment Management Agreement over the next twelve months. As of December 31, 2018, our cumulative realized capital gains and unrealized capital appreciation did not exceed our cumulative realized capital losses and unrealized capital depreciation. Given our strategy of investing primarily in Venture Loans, which are fixed-income assets, we believe it is unlikely that our cumulative realized capital gains and unrealized capital appreciation will exceed our cumulative realized capital losses and unrealized capital depreciation in the next twelve months. Consequently, we do not expect to incur any Incentive Fee Capital Gains during the next twelve months. As we cannot predict the occurrence of any capital gains from the portfolio, we have assumed no Incentive Fee Capital Gains.

(7)	Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases in debt levels over the next twelve months. We may issue additional debt securities pursuant to the registration statement of which this prospectus supplement forms a part. In the event we were to issue additional debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, our base management fee as a percentage of our net assets attributable to common stock, would increase.
(8)	“Other Expenses” includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Investment Management and Administration Agreements — Administration Agreement” in the accompanying prospectus. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company and compensation of independent directors.
(9)	Amount reflects our estimated expenses of the temporary investment of offering proceeds in money market funds pending our investment of such proceeds in portfolio companies in accordance with the investment objective and strategies described in this prospectus supplement and the accompanying prospectus.
(10)	“Total Annual Expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$117.97	$328.90	$510.40	$860.92

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment of $105.14, $297.40, $467.89 and $814.39 over periods of one year, three years, five years and ten years, respectively. See “Investment Management and Administration Agreements — Investment Management Agreement — Examples of Incentive Fee Calculation” in the accompanying prospectus for additional information regarding the calculation of incentive fees.

In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, or NAV participants in our DRIP receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our DRIP.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of 2,000,000 shares of common stock offered by us pursuant to this prospectus supplement will be $23.2 million (or $26.7 million if the underwriters fully exercise their option to purchase additional shares), based on a public offering price of $12.14 after deducting the underwriting discounts and commissions and estimated offering expenses of $100,000 payable by us.

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Key Facility. However, through re-borrowing of the initial repayments under our Key Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus to pay our operating expenses and other cash obligations, and for general corporate purposes. We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

On December 31, 2018, we had $90.5 million outstanding under our Key Facility. Our Key Facility matures in April 2023, unless extended, and bears interest on a per annum basis equal to one-month LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. As of December 31, 2018, the interest rate under our Key Facility was 5.60%. Amounts repaid under our Key Facility will remain available for future borrowings.

CAPITALIZATION

The following table sets forth:

•	our actual capitalization as of December 31, 2018; and
•	our capitalization on an as-adjusted basis giving effect to the sale of 2,000,000 shares of our common stock by us in this offering (assuming no exercise of the underwriters’ option to purchase additional shares) based on a public offering price of $12.14 per share, less estimated underwriting discounts and commissions payable by us of $971,200 and estimated offering expenses payable by us of $100,000.

This table should be read in conjunction with “Use of Proceeds,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of December 31, 2018
	Actual	As-Adjusted for this Offering
	(In thousands)
Cash	$12,591	$12,591
Key Facility	90,500	67,291
2022 Notes	37,375	37,375
Total borrowings	$127,875	$104,666
Net assets:
Preferred stock, par value $0.001 per share; 1,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 11,702,594 shares issued and 11,535,129 shares outstanding, actual and 13,702,594 shares issued and 13,535,129 shares outstanding, as adjusted	12	14
Paid-in capital in excess of par	179,616	202,823
Distributable earnings	(45,371)	(45,371)
Total net assets	$134,257	$157,466

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of the Company as of December 31, 2018, 2017, 2016, 2015 and 2014, and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 are derived from the consolidated financial statements that have been audited by RSM US LLP, an independent registered public accounting firm. These selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and the accompanying prospectus.

	As of and for the years ended December 31,
(Dollars in thousands, except per share data and portfolio company counts)	2018	2017	2016	2015	2014
Statement of Operations Data:
Total investment income	$31,090	$25,777	$32,984	$31,110	$31,254
Base management fee	4,578	3,786	4,727	4,747	4,648
Performance based incentive fee	4,393	1,714	2,126	3,501	2,112
All other expenses	9,403	8,034	9,119	9,212	13,962
Base management and performance based incentive fees waived	(1,184)	(79)	—	(346)	(345)
Net investment income before excise tax	13,900	12,322	17,012	13,996	10,877
Provision (credit) for excise tax	34	25	(87)	—	160
Net investment income	13,866	12,297	17,099	13,996	10,717
Net realized gain (loss) on investments	645	(21,191)	(7,776)	(1,650)	(3,576)
Net unrealized (depreciation) appreciation on investments	(1,501)	18,485	(14,236)	(490)	8,289
Net increase (decrease) in net assets resulting from operations	$13,010	$9,591	$(4,913)	$11,856	$15,430
Dollar amount of distributions declared	$13,837	$13,823	$15,403	$15,793	$13,282
Per Share Data:
Net asset value	$11.64	$11.72	$12.09	$13.85	$14.36
Net investment income	1.20	1.07	1.48	1.25	1.11
Net realized gain (loss) on investments	0.06	(1.84)	(0.67)	(0.15)	(0.37)
Net change in unrealized (depreciation) appreciation on investments	(0.13)	1.60	(1.24)	(0.04)	0.86
Net increase (decrease) in net assets resulting from operations	1.13	0.83	(0.43)	1.06	1.60
Per share distributions declared	1.20	1.20	1.335	1.38	1.38
Statement of Assets and Liabilities Data:
Investments, at fair value	$248,441	$222,099	$194,003	$250,267	$205,101
Other assets	18,308	12,047	45,249	30,629	20,095
Total assets	266,749	234,146	239,252	280,896	225,196
Borrowings	126,853	94,075	95,597	114,954	81,753
Total liabilities	132,492	99,071	100,060	121,145	86,948
Total net assets	$134,257	$135,075	$139,192	$159,751	$138,248
Other data:
Weighted yield on debt investments at fair value	15.3%	15.1%	14.9%	14.2%	15.3%
Weighted yield on all investments at fair value	13.9%	14.0%	14.4%	13.7%	14.8%
Number of portfolio companies at period end:
Debt investments	34	33	44	52	50
Warrants investments	67	72	78	83	75
Equity investments	9	6	5	6	4
Other investments	4	4	2	1	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial and Other Data” and the consolidated financial statements and the related notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” in the accompanying prospectus and “Cautionary Note Regarding Forward-Looking Statements” in the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a specialty finance company that lends to and invests in development-stage companies in our Target Industries. Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We are focused on making Venture Loans to venture capital backed companies in our Target Industries, which we refer to as “Venture Lending.” We also selectively provide Venture Loans to publicly traded companies in our Target Industries. Our debt investments are typically secured by first liens or first liens behind a secured revolving line of credit, or Senior Term Loans. As of December 31, 2018, 98.5%, or $213.2 million, of our debt investment portfolio at fair value consisted of Senior Term Loans. Venture Lending is typically characterized by (1) the making of a secured debt investment after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (2) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (3) the relatively rapid amortization of the Venture Loan and (4) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. On March 23, 2018, the SBCAA amended Section 61(a) of the 1940 Act to add Section 61(a)(2) which enables BDCs to reduce their asset coverage requirements from 200% to 150%. This provision permits a BDC to double the maximum amount of leverage that it is permitted to incur, so long as the BDC meets certain disclosure requirements and obtains certain approvals. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets a BDC holds, it may raise up to $200 from borrowing and issuing senior securities. We received approval from our stockholders to reduce our asset coverage requirement from 200% to 150% on October 30, 2018. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally are not subject to corporate-level income taxes on our investment company taxable income, determined without regard to any deductions for dividends paid, and our net capital gain that we distribute as dividends for U.S. federal income tax purposes to our stockholders as long as we meet certain source-of-income, distribution, asset diversification and other requirements.

Compass Horizon, our predecessor company, commenced operations in March 2008. We were formed in March 2010 for the purpose of acquiring Compass Horizon and continuing its business as a public entity.

Our investment activities, and our day-to-day operations, are managed by our Advisor and supervised by our Board, of which a majority of the members are independent of us. Under the Investment Management Agreement, we have agreed to pay our Advisor a base management fee and an incentive fee for its advisory services to us. We have also entered into the Administration Agreement with our Advisor under which we have agreed to reimburse our Advisor for our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the Administration Agreement.

Portfolio composition and investment activity

The following table shows our portfolio by type of investment as of December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017
	Number of Investments	Fair Value	Percentage of Total Portfolio	Number of Investments	Fair Value	Percentage of Total Portfolio
	(Dollars in thousands)
Debt investments	34	$216,401	87.1%	33	$203,793	91.8%
Warrants	67	9,324	3.8	72	9,090	4.0
Other investments	4	7,640	3.1	4	7,700	3.5
Equity	9	1,833	0.7	6	1,516	0.7
Equity interest in HSLFI	1	13,243	5.3		—	—
Total		$248,441	100.0%		$222,099	100.0%

The following table shows total portfolio investment activity as of and for the years ended December 31, 2018 and 2017:

	December 31,
	2018	2017
	(In thousands)
Beginning portfolio	$222,099	$194,003
New debt investments	111,725	139,256
Less refinanced debt investments	(10,468)	(3,700)
Net new debt investments	101,257	135,556
Investment in controlled affiliate investments	13,262	—
Principal payments received on investments	(24,254)	(30,477)
Early pay-offs	(60,185)	(72,613)
Accretion of debt investment fees	2,390	1,881
New debt investment fees	(2,279)	(1,705)
New equity	1,090	—
Warrants received in settlement of fee income	161	—
Proceeds from sale of investments	(4,293)	(1,840)
Dividend income from controlled affiliate investments	(255)	—
Distributions from controlled affiliate investments	255	—
Net realized gain (loss) on investments	553	(21,191)
Net unrealized (depreciation) appreciation on investments	(1,501)	18,485
Other	141	—
Ending portfolio	$248,441	$222,099

We receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

The following table shows our debt investments by industry sector as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Debt Investments at Fair Value	Percentage of Total Portfolio	Debt Investments at Fair Value	Percentage of Total Portfolio
	(Dollars in thousands)
Life Science
Biotechnology	19,369	8.9%	$15,015	7.4%
Drug Delivery	1,495	0.7	6,830	3.4
Medical Device	46,162	21.3	36,173	17.7
Technology
Communications	10,539	4.9	19,549	9.6
Consumer-Related	20,491	9.5	10,918	5.3
Data Storage	9,835	4.5	—	—
Internet and Media	36,984	17.1	38,899	19.1
Materials	8,372	3.9	9,324	4.6
Power Management	512	0.2	1,234	0.6
Semiconductors	3,413	1.6	3,345	1.6
Software	35,747	16.5	53,994	26.5
Healthcare Information and Services Software	23,482	10.9	8,512	4.2
Total	$216,401	100.0%	$203,793	100.0%

The largest debt investments in our portfolio may vary from year to year as new debt investments are originated and existing debt investments are repaid. Our five largest debt investments represented 32% and 29% of total debt investments outstanding as of December 31, 2018 and 2017, respectively. No single debt investment represented more than 10% of our total debt investments as of December 31, 2018 or 2017.

Debt investment asset quality

We use an internal credit rating system which rates each debt investment on a scale of 4 to 1, with 4 being the highest credit quality rating and 3 being the rating for a standard level of risk. A rating of 2 represents an increased level of risk and, while no loss is currently anticipated for a 2-rated debt investment, there is potential for future loss of principal. A rating of 1 represents a deteriorating credit quality and a high degree of risk of loss of principal. Our internal credit rating system is not a national credit rating system. As of December 31, 2018 and 2017, our debt investments had a weighted average credit rating of 3.1 and 3.0, respectively. The following table shows the classification of our debt investment portfolio by credit rating as of December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017
	Number of Investments	Debt Investments at Fair Value	Percentage of Debt Investments	Number of Investments	Debt Investments at Fair Value	Percentage of Debt Investments
	(Dollars in thousands)
Credit Rating
4	6	$41,677	19.3%	4	$18,701	9.2%
3	23	155,439	71.8	25	176,560	86.6
2	5	19,285	8.9	3	5,632	2.8
1	—	—	—	1	2,900	1.4
Total	34	$216,401	100.0%	33	$203,793	100.0%

As of December 31, 2018, there were no debt investments with an internal credit rating of 1. As of December 31, 2017, there was one debt investment with an internal credit rating of 1, with a cost of $3.0 million and a fair value of $2.9 million.

Horizon Secured Loan Fund I LLC

On June, 1 2018, we and Arena formed a joint venture, or HSLFI, to make investments, either directly or indirectly through subsidiaries, primarily in the form of secured loans to development-stage companies in our Target Industries. HSLFI was formed as a Delaware limited liability company and is not consolidated by either us or Arena for financial reporting purposes. Investments held by HSLFI are measured at fair value. As of December 31, 2018, HSLFI had total assets of $26.4 million. HSLFI’s portfolio consisted of debt investments in four portfolio companies as of December 31, 2018. As of December 31, 2018, the largest investment in a single portfolio company in the HSLFI’s portfolio in aggregate principal amount was $8.3 million and the four largest investments in portfolio companies in HSLFI’s portfolio totaled $25.0 million. As of December 31, 2018, HSLFI had no investments on non-accrual status. HSLFI invests in portfolio companies in the same industries in which we may directly invest.

We invest cash or securities in portfolio companies in HSLFI in exchange for limited liability company equity interests in HSLFI. As of December 31, 2018, we and Arena each owned 50.0% of the equity interests of HSLFI. We had an original commitment to fund $25.0 million of equity interests in HSLFI. As of December 31, 2018, $11.7 million was unfunded. Our investment in HSLFI consisted of an equity contribution of $13.3 million as of December 31, 2018.

We and Arena each appointed two members to HSLFI’s four-person board of managers. All material decisions with respect to HSLFI, including those involving its investment portfolio, require unanimous approval of a quorum of the board of managers. Quorum is defined as (i) the presence of two members of the board of managers; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of managers, provided that the individual that was elected, designated or appointed by the member with only one individual present will be entitled to cast two votes on each matter; or (iii) the presence of all four members of the board of managers.

Horizon Funding I, LLC, or HFI, was formed as a Delaware limited liability company on May 9, 2018, with HSLFI as its sole member. HFI is a special purpose bankruptcy-remote entity and is a separate legal entity from HSLFI. Any assets conveyed to HFI are not available to creditors of HSLFI or any other entity other than HFI’s lenders.

In addition, on June 1, 2018, HSLFI entered into a sale and servicing agreement with HFI, as Issuer, and us, as Servicer, pursuant to which HSLFI will sell or contribute to HFI certain secured loans made to certain portfolio companies. HFI entered into a Note Funding Agreement, or the NYL Facility, with several entities owned or affiliated with New York Life Insurance Company, or the Noteholders, for an aggregate purchase price of up to $100.0 million, with an accordion feature of up to $200.0 million at the mutual discretion and agreement of HSLFI and the Noteholders. The Note Funding Agreement has an investment period that ends on June 1, 2020, if not extended, followed by a five year amortization period and a scheduled final payment date of June 10, 2025, subject to any extension of the investment period. Any notes issued by HFI will be collateralized by all investments held by HFI and permit an advance rate of up to 67% of the aggregate principal amount of eligible debt investments. The interest rate on the notes issued under the NYL Facility is based on the three year USD mid-market swap rate plus a margin of between 2.75% and 3.25% depending on the rating of such notes at the time of issuance. There were no advances made by the Noteholders as of December 31, 2018.

The following table shows a summary of HSLFI’s investment portfolio:

For the period June 1, 2018 through December 31, 2018
(Dollars in thousands)
Total investments at fair value	$24,734
Dollar-weighted annualized yield on average debt investments(1)	12.9%
Number of portfolio companies in HSLFI	4
Largest portfolio company investment at fair value	$8,154
Total of four largest portfolio company investments at fair value	$24,734

(1)	HSLFI calculates the yield on dollar-weighted average debt investments for any period measured as (1) total investment income during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The yield on dollar-weighted average debt investments represents the portfolio yield and does not reflect HSLFI’s expenses.

The following table shows HSLFI’s individual investments as of December 31, 2018:

Portfolio Company(1)	Sector	Type of Investment(2)(3)(4)	Principal Amount	Cost of Investments(5)	Fair Value
	(Dollars in thousands)
Debt Investments — Life science
Celsion Corporation(6)(7)(8)	Biotechnology	Term Loan (9.98% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	$2,500	$2,449	$2,449
		Term Loan (9.98% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,449	2,449
Total Debt Investments — Life science				4,898	4,898
Debt Investments — Technology
Intelepeer Holdings, Inc.(6)(7)	Communications	Term Loan (12.30% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,948	3,948

		Term Loan (12.30% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,948	3,948
New Signature US, Inc.(6)(7)(9)	Software	Term Loan (10.85% cash (Libor + 8.50%; Floor 10.50%), 3.50% ETP, Due 7/1/22)	8,250	8,098	8,098
Total Debt Investments — Technology				15,994	15,994
Debt Investments — Healthcare information and services
HealthEdge Software, Inc.(6)(7)	Software	Term Loan (10.60% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 10/1/23)	3,750	3,699	3,699
Total Debt Investments — Healthcare information and services				3,699	3,699
Total Debt Investments				24,591	24,591
Warrant Investments — Life science
Celsion Corporation(6)(7)(8)	Biotechnology	95,057 Common Stock Warrants		58	1
Total Warrant Investments — Life science				58	1
Warrant Investments — Technology
Intelepeer Holdings, Inc.(6)(7)	Communications	1,280,000 Preferred Stock Warrants		49	70
BSI Platform Holdings, LLC(6)(7)(9)	Software	412,500 Preferred Stock Warrants		57	56
Total Warrant Investments — Technology				106	126

Portfolio Company(1)	Sector	Type of Investment(2)(3)(4)	Principal Amount	Cost of Investments(5)	Fair Value
	(Dollars in thousands)
Warrant Investments — Healthcare information and services
HealthEdge Software, Inc.(6)(7)	Software	47,418 Preferred Stock Warrants		$16	$16
Total Warrant Investments — Healthcare information and services				16	16
Total Warrant Investments				180	143
Total Portfolio Investment Assets				$24,771	$24,734
Short Term Investments — Money Market Funds
US Bank Money Market Deposit Account(6)				$74	$74
Total Short Term Investments — Money Market Funds				$74	$74

(1)	All investments of HSLFI are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to HSLFI’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at variable rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of December 31, 2018 is provided.
(3)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid.
(4)	Warrants are non-income producing.
(5)	For debt investments, represents principal balance less unearned income.
(6)	Has been pledged as collateral under the NYL Facility.
(7)	The fair value of the investment was valued using significant unobservable inputs.
(8)	Portfolio company is a public company.
(9)	New Signature US, Inc. is a subsidiary of BSI Platform Holdings, LLC.

The following table provides HSLFI’s unfunded commitments by portfolio company as of December 31, 2018:

	December 31, 2018
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
New Signature US, Inc.	$3,000	$30
Total	$3,000	$30

The following tables show certain summarized financial information for HSLFI as of December 31, 2018 and for the period June 1, 2018 through December 31, 2018:

December 31, 2018
(In thousands)
Selected Statement of Assets and Liabilities Information
Total investments at fair value (cost of $24,771)	$24,734
Cash and cash equivalents	76
Investments in money market funds	74
Interest receivable	252
Other assets	1,306
Total assets	$26,442
Other liabilities	$81
Total liabilities	81
Members’ equity	26,361
Total liabilities and members’ equity	$26,442

For the period June 1, 2018 through December 31, 2018
(In thousands)
Selected Statements of Operations Information
Interest income on investments	$689
Total expenses	$180
Net investment income	$509
Net unrealized depreciation on investments	$(37)
Net increase in net assets resulting from operations	$472

Consolidated results of operations of Horizon Technology Finance Corporation

The consolidated results of operations described below may not be indicative of the results we report in future periods.

The following table shows consolidated results of operations for the years ended December 31, 2018, 2017 and 2016:

	2018	2017	2016
	(In thousands)
Total investment income	$31,090	$25,777	$32,984
Total expenses	18,374	13,534	15,972
Performance based incentive fees waived	(1,184)	(79)	—
Net expenses	17,190	13,455	15,972
Net investment income before excise tax	13,900	12,322	17,012
Provision (credit) for excise tax	34	25	(87)
Net investment income	13,866	12,297	17,099
Net realized gain (loss) on investments	645	(21,191)	(7,776)
Net unrealized (depreciation) appreciation on investments	(1,501)	18,485	(14,236)
Net increase (decrease) in net assets resulting from operations	$13,010	$9,591	$(4,913)
Average debt investments, at fair value	$200,911	$170,685	$221,257
Average borrowings outstanding	$99,415	$75,960	$102,875

Net increase (decrease) in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation on investments. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.

Investment income

Total investment income increased by $5.3 million, or 20.6%, to $31.1 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017. For the year ended December 31, 2018, total investment income consisted primarily of $28.8 million in interest income from investments, which included $6.0 million in income from the accretion of origination fees and ETPs, $2.0 million in fee income and $0.2 million in dividend income. Interest income on debt investments increased by $5.0 million, or 21.1%, to $28.8 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Interest income on investments increased primarily due to an increase of $30.2 million, or 17.7%, in the average size of our debt investment portfolio and an increase in LIBOR which is the base rate for most of our variable rate debt investments for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Fee income, which includes success fee and prepayment fee income on debt investments, remained flat at $2.0 million for the year ended December 31, 2018 compared to the year ended December 31, 2017.

Total investment income decreased by $7.2 million, or 21.8%, to $25.8 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. For the year ended December 31, 2017, total investment income consisted primarily of $23.8 million in interest income from investments, which included $5.8 million in income from the accretion of origination fees and ETPs and $2.0 million in fee income. Interest income on investments decreased by $7.6 million, or 24.3%, to $23.8 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Interest income on investments decreased primarily due to a decrease of $50.6 million, or 22.9%, in the average size of our investment portfolio for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Fee income, which includes success fee and prepayment fee income on debt investments, increased by $0.4 million, or 26.9%, primarily due to fees earned on higher principal prepayments received during the year ended December 31, 2017 compared to the year ended December 31, 2016.

The following table shows our dollar-weighted annualized yield for the years ended December 31, 2018 and 2017:

Investment type:	For the years ended December 31,
	2018	2017	2016
Debt investments(1)(2)	15.3%	15.1%	14.9%
Debt investments and equity investment in HSLFI(1)(3)(4)	15.2%	15.1%	14.9%
Equity investment in HSLFI(1)(4)(5)	9.0%	—	—
All investments(1)(6)	13.9%	14.0%	14.4%

(1)	We calculate the dollar-weighted annualized yield on average investment type for any period as (1) total related investment income during the period divided by (2) the average of the fair value of the investment type outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average investment type is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.
(2)	Excludes any yield from warrants, equity, other investments and equity investment in HSLFI. Related investment income includes interest income and fee income from debt investments.
(3)	Excludes any yield from warrants, equity and other investments. Related investment income includes interest income and fee income from debt investments and dividend income from equity investment in HSLFI.
(4)	HSLFI was formed on June 1, 2018. There was no yield from equity investment in HSLFI for the years ended December 31, 2017 and 2016.
(5)	Excludes any yield from debt investments, warrants, equity and other investments. Related investment income includes dividend income from equity investment in HSLFI.

(6)	Includes any yield from debt investments, warrants, equity, other investments and equity investment in HSFLI. Related investment income includes interest income, fee income and dividend income.

Investment income, consisting of interest income and fees on debt investments, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments in the aggregate accounted for 25%, 14% and 17% of investment income for the years ended December 31, 2018, 2017 and 2016, respectively.

Expenses

Total net expenses increased by $3.7 million, or 27.8%, to $17.2 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Total net expenses decreased by $2.5 million, or 15.8%, to $13.5 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Total expenses for each period consisted of interest expense, base management fee, incentive and administrative fees, professional fees and general and administrative expenses.

Interest expense increased by $1.2 million, or 23.1%, to $6.4 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Interest expense, which includes the amortization of debt issuance costs, increased primarily due to an increase in average borrowings of $23.5 million, or 30.9%, which was partially offset by the acceleration of $0.2 million of unamortized debt issuance costs related to the redemption of the 2019 Notes. Interest expense decreased by $0.7 million, or 12.1%, to $5.2 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Interest expense, which includes the amortization of debt issuance costs, decreased primarily due to a decrease in average borrowings of $26.9 million, or 26.2%, which was partially offset by the acceleration of $0.2 million of unamortized debt issuance costs related to the redemption of the 2019 Notes and an increase in our effective cost of debt for the year ended December 31, 2017 as compared to the year ended December 31, 2016.

Base management fee expense increased by $0.8 million, or 20.9%, to $4.6 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017 primarily due to an increase of $30.2 million, or 17.7%, in the average size of our investment portfolio for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Base management fee expense decreased by $0.9 million, or 19.9%, to $3.8 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016 primarily due to a decrease of $50.6 million, or 22.9%, in the average size of our investment portfolio for the year ended December 31, 2017 as compared to the year ended December 31, 2016.

On March 6, 2018, our Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees will not be subject to recoupment. During the year ended December 31, 2018, our Advisor waived performance based incentive fees of $1.2 million which our Advisor would have otherwise earned. This resulted in $1.2 million of reduced expense and additional net investment income for the year ended December 31, 2018.

Performance based incentive fee expense, net of waiver, increased by $1.6 million, or 96.3%, to $3.2 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017. This increase was due to (i) an increase of $3.1 million, or 22.6%, to $17.1 million in Pre-Incentive Fee Net Investment Income for the year ended December 31, 2018 as compared to the year ended December 31, 2017 and (ii) an increase in the Incentive Fee Cap calculated based on the incentive fee cap and deferral mechanism in our Investment Management Agreement. The incentive fee on pre-incentive fee net investment income was subject to the Incentive Fee Cap for the year ended December 31, 2018 due to the cumulative incentive fees paid exceeding 20% of cumulative pre-incentive fee net return during the applicable quarter and the 11 preceding full calendar quarters. Performance based incentive fee expense, net of waivers, decreased by $0.5 million, or 23.1%, to $1.6 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016 due to a decrease of $5.3 million, or 27.5%, to $13.9 million in Pre-Incentive Fee Net Investment Income for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The Incentive Fee Cap and Deferral Mechanism resulted in $1.1 million of reduced incentive fee expense and thus increased net investment income for the year ended December 31, 2017. The incentive fee on Pre-Incentive Fee Net Investment Income was subject to the Incentive Fee Cap for the year ended

December 31, 2017 due to the cumulative incentive fees paid exceeding 20% of cumulative pre-incentive fee net return during the applicable quarter and the 11 preceding full calendar quarters.

In 2018 and 2017, we elected to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. For the years ended December 31, 2018 and 2017, we elected to carry forward taxable income in excess of current year distributions of $1.3 million and $1.0 million, respectively. At December 31, 2018 and 2017, excise tax payable of $0.03 million was recorded.

Administrative fee expense, professional fees and general and administrative expenses were $3.0 million, $2.9 million and $3.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Net realized gains and losses and net unrealized appreciation and depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized. Realized gains or losses on investments include investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended December 31, 2018, we realized net gains totaling $0.6 million primarily due to gains realized on the sale of equity received upon the exercise of warrants. During the year ended December 31, 2017, we realized net losses totaling $21.2 million primarily due to the resolution of four debt investments partially offset by realized gains on the sale of equity received upon the exercise of warrants. One debt investment was settled, which resulted in a realized loss of $5.8 million and unrealized appreciation of $5.8 million. One debt investment was settled for net cash proceeds of $1.3 million, which resulted in a realized loss of $3.0 million and unrealized appreciation of $2.8 million. Two debt investments were settled for a royalty and sale agreements collectively fair valued at $7.5 million, which resulted in a realized loss of $12.4 million and unrealized appreciation of $11.8 million. During the year ended December 31, 2016, we realized net losses totaling $7.8 million primarily due to the resolution of three debt investments. One debt investment was settled for net cash proceeds of $3.6 million, which resulted in a realized loss of $4.5 million and unrealized appreciation of $4.6 million. One debt investment was settled for net cash proceeds of $0.2 million and a royalty and sale agreement fair valued at $0.4 million, which resulted in a realized loss of $2.2 million and unrealized appreciation of $2.2 million. One debt investment was settled for cash proceeds which resulted in a realized loss of $0.9 million and unrealized appreciation of $0.7 million.

During the year ended December 31, 2018, net unrealized depreciation on investments totaled $1.5 million which was primarily due to the unrealized depreciation on our warrant and equity investments in public companies. During the year ended December 31, 2017, net unrealized appreciation on investments totaled $18.5 million which was primarily due to the reversal of previously recorded unrealized depreciation on four debt investments that were settled during the period. During the year ended December 31, 2016, net unrealized depreciation on investments totaled $14.2 million which was primarily due to the unrealized depreciation on three debt investments offset by the reversal of previously recorded unrealized depreciation on one debt investment.

Liquidity and capital resources

As of December 31, 2018 and 2017, we had cash of $12.6 million and $6.6 million, respectively. Cash is available to fund new investments, reduce borrowings, pay expenses, repurchase common stock and pay distributions. Our primary sources of capital have been from our public and private equity offerings, use of our revolving credit facilities, issuance of our public debt offerings.

On April 27, 2018, our Board extended a previously authorized stock repurchase program which allows us to repurchase up to $5.0 million of our common stock at prices below our NAV per share as reported in our most recent consolidated financial statements. Under the repurchase program, we may, but are not obligated to, repurchase shares of our outstanding common stock in the open market or in privately negotiated transactions from time to time. Any repurchases by us will comply with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended, or the Exchange Act and any applicable requirements of the 1940 Act. Unless extended by our Board, the repurchase program will terminate on the earlier of June 30, 2019 or the repurchase of $5.0 million of our common stock. During the year ended December 31, 2018, we did not repurchase any shares of our common stock. During the year ended December 31, 2017, we repurchased 5,923 shares of our common stock at an average price of $9.97 on the open market at a total cost of $0.1 million. During the year ended December 31, 2016, we repurchased 48,160 shares of our common stock at an average price of $10.66 on the open market for a total cost of $0.5 million. From the inception of the stock repurchase program through December 31, 2018, we repurchased 167,465 shares of our common stock at an average price of $11.22 on the open market at a total cost of $1.9 million.

At December 31, 2018 and 2017, the outstanding principal balance under the Key Facility was $90.5 million and $58.0 million, respectively. As of December 31, 2018 and 2017, we had borrowing capacity under the Key Facility of $34.5 million and $37.0 million, respectively. At December 31, 2018 and 2017, $0.9 million and $23.6 million, respectively, was available, subject to existing terms and advance rates.

Our operating activities used cash of $12.1 million for the year ended December 31, 2018, and our financing activities provided cash of $18.1 million for the same period. Our operating activities used cash primarily for investments made in portfolio companies and HSLFI, partially offset by principal payments received on our debt investments. Our financing activities provided cash primarily from advances on our Key Facility partially offset by repayment of our Key Facility and payment of distributions to our stockholders.

Our operating activities used cash of $14.8 million for the year ended December 31, 2017, and our financing activities used cash of $15.7 million for the same period. Our operating activities used cash primarily for investments made in portfolio companies, partially offset by principal payments received on our debt investments. Our financing activities used cash primarily to redeem the 2019 Notes, pay down the Key Facility and pay distributions to our stockholders, partially offset by the issuance of the 2022 Notes.

Our operating activities provided cash of $52.3 million for the year ended December 31, 2016, and our financing activities used cash of $35.9 million for the same period. Our operating activities provided cash primarily from principal payments received on our debt investments, partially offset by investments made in portfolio companies. Our financing activities used cash primarily to pay off our Asset-Backed Notes and pay distributions to our stockholders.

Our primary use of available funds is to make debt investments in portfolio companies and for general corporate purposes. We expect to raise additional equity and debt capital opportunistically as needed, and subject to market conditions, to support our future growth to the extent permitted by the 1940 Act.

In order to remain subject to taxation as a RIC, we intend to distribute to our stockholders all or substantially all of our investment company taxable income. In addition, as a BDC, we are required to maintain asset coverage of at least 150%. This requirement limits the amount that we may borrow.

We believe that our current cash, cash generated from operations, and funds available from our Key Facility will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Current borrowings

The following table shows our borrowings as of December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Key Facility	$125,000	$90,500	$34,500	$95,000	$58,000	$37,000
2022 Notes	37,375	37,375	—	37,375	37,375	—
Total before debt issuance costs	162,375	127,875	34,500	132,375	95,375	37,000
Unamortized debt issuance costs attributable to term borrowings	—	(1,022)	—	—	(1,300)	—
Total borrowings outstanding, net	$162,375	$126,853	$34,500	$132,375	$94,075	$37,000

We entered into the Key Facility effective November 4, 2013. The interest rate on the Key Facility is based upon the one-month LIBOR plus a spread of 3.25%, with a LIBOR floor of 0.75%. The LIBOR rate was 2.50% and 1.56% as of December 31, 2018 and 2017, respectively. The interest rates in effect were 5.60% and 4.61% as of December 31, 2018 and 2017, respectively. The Key Facility requires the payment of an unused line fee in an amount equal to 0.50% of any unborrowed amount available under the facility annually.

The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million. On December 28, 2018, we amended the Key Facility, increasing the aggregate commitments under the Key Facility by $25 million to $125 million. The Key Facility is collateralized by debt investments held by Credit II and permits an advance rate of up to fifty percent (50%) of eligible debt investments held by Credit II. The Key Facility contains covenants that, among other things, require us to maintain a minimum net worth, to restrict the debt investments securing the Key Facility to certain criteria for qualified debt investments and to comply with portfolio company concentration limits as defined in the related loan agreement. The period during which we may request advances under the Key Facility, or the Revolving Period, extends through April 6, 2021. After the Revolving Period, we may not request new advances, and we must repay the outstanding advances under the Key Facility as of such date, at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Key Facility, particularly the condition that the principal balance of the Key Facility not exceed fifty percent (50%) of the aggregate principal balance of our eligible debt investments to our portfolio companies. The maturity of the Key Facility, the date on which all outstanding advances under the Key Facility are due and payable is on April 6, 2023.

On March 23, 2012, we issued and sold an aggregate principal amount of $30.0 million 2019 Notes, and on April 18, 2012, pursuant to the underwriters’ 30-day option to purchase additional notes, we sold an additional $3.0 million of the 2019 Notes. The 2019 Notes had a stated maturity of March 15, 2019 and were redeemable in whole or in part at our option at any time or from time to time at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bore interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes were our direct, unsecured obligations and (1) ranked equally in right of payment with our future unsecured indebtedness; (2) were senior in right of payment to any of our future indebtedness that expressly provided it was subordinated to the 2019 Notes; (3) were effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that was initially unsecured to which we subsequently granted security), to the extent of the value of the assets securing such indebtedness and (4) were structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. On October 30, 2017, or the

Redemption Date, we redeemed all of the issued and outstanding 2019 Notes in an aggregate principal amount of $33.0 million and paid accrued interest of $0.3 million. The 2019 Notes were delisted effective on the Redemption Date.

On September 29, 2017, we issued and sold an aggregate principal amount of $32.5 million 2022 Notes, and on October 11, 2017, pursuant to the underwriters’ 30-day option to purchase additional notes, we sold an additional $4.9 million of the 2022 Notes. The 2022 Notes have a stated maturity of September 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 15, 2019 at a redemption price of $25 per security plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 6.25% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2022 Notes are our direct, unsecured obligations and (1) rank equally in right of payment with our current and future unsecured indebtedness; (2) are senior in right of payment to any of our future indebtedness that expressly provides it is subordinated to the 2022 Notes; (3) are effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness and (4) are structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. As of December, 31, 2018, we were in material compliance with the terms of the 2022 Notes. The 2022 Notes are listed on the New York Stock Exchange under the symbol “HTFA”.

Other assets

As of December 31, 2018 and 2017, other assets were $1.8 million and $1.5 million, respectively, which is primarily comprised of debt issuance costs and prepaid expenses.

Contractual obligations and off-balance sheet arrangements

The following table shows our significant contractual payment obligations and off-balance sheet arrangements as of December 31, 2018:

	Payments due by period
	Total	Less than 1 year	1 – 3 Years	3 – 5 Years	After 5 years
	(In thousands)
Borrowings	$127,875	$12,674	$66,681	$48,520	$—
Unfunded commitments	27,500	27,500	—	—	—
Total	$155,375	$40,174	$66,681	$48,520	$—

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of December 31, 2018, we had such unfunded commitments of $27.5 million. These commitments are subject to the same underwriting and ongoing portfolio maintenance requirements as are the financial instruments that we hold on our balance sheet. In addition, these commitments are often subject to financial or non-financial milestones and other conditions to borrowing that must be achieved before the commitment can be drawn. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We regularly monitor our unfunded commitments and anticipated refinancings, maturities and capital raising, to ensure that we have sufficient liquidity to fund such unfunded commitments. As of December 31, 2018, we reasonably believed that our assets would provide adequate financial resources to satisfy all of our unfunded commitments.

In addition to the Key Facility, we have certain commitments pursuant to our Investment Management Agreement entered into with our Advisor. We have agreed to pay a fee for investment advisory and management services consisting of two components (1) a base management fee equal to a percentage of the value of our gross assets less cash or cash equivalents, and (2) a two-part incentive fee. We have also entered into a contract with our Advisor to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Advisor’s overhead in performing its obligations under the agreement, including rent, fees and other expenses inclusive of our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See Note 3 to our consolidated financial statements for additional information regarding our Investment Management Agreement and our Administration Agreement.

Distributions

In order to qualify and be subject to tax as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. Generally, in order to qualify as a RIC, we must derive at least 90% of our gross income for each tax year from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. We must also meet certain asset diversification requirements at the end of each quarter of each tax year. Failure to meet these diversification requirements on the last day of a quarter may result in us having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may cause us to incur substantial losses.

In addition, in order to be subject to tax as a RIC and to avoid the imposition of corporate-level tax on the income and gains we distribute to our stockholders in respect of any tax year, we are required under the Code to distribute as dividends to our stockholders out of assets legally available for distribution each tax year an amount generally at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any. Additionally, in order to avoid the imposition of a U.S. federal excise tax, we are required to distribute, in respect of each calendar year, dividends to our stockholders of an amount at least equal to the sum of 98% of our calendar year net ordinary income (taking into account certain deferrals and elections); 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one year period ending on October 31 of such calendar year; and any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which we previously did not incur any U.S. federal income tax. If we fail to qualify as a RIC for any reason and become subject to corporate tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. In addition, we could be required to recognize unrealized gains, incur substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings in a tax year fall below the total amount of our distributions made to stockholders in respect of such tax year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should review any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” DRIP for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes. If our common stock is trading above NAV, a stockholder receiving distributions in the form of additional shares of our common stock will be treated as receiving a distribution of an amount equal to the fair market value of such shares of our common stock. We may use newly issued shares to implement the DRIP, or we may purchase shares in the open market in connection with our obligations under the DRIP.

Related party transactions

We have entered into the Investment Management Agreement with the Advisor. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Our investment activities are managed by the Advisor and supervised by the Board, the majority of whom are independent directors. Under the Investment Management Agreement, we have agreed to pay the Advisor a base management fee as well as an incentive fee. During the years ended December 31, 2018, 2017 and 2016, we paid the Advisor $7.8 million, $5.4 million and $6.9 million, respectively, pursuant to the Investment Management Agreement.

Our Advisor is wholly-owned by HTF Holdings LLC, which is wholly-owned by HTF. By virtue of their ownership interest in HTF, our Chief Executive Officer, Robert D. Pomeroy, Jr. and our President, Gerald A. Michaud, may be deemed to control our Advisor.

We have also entered into the Administration Agreement with the Advisor. Under the Administration Agreement, we have agreed to reimburse the Advisor for our allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement the Advisor provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. During the years ended December 31, 2018, 2017 and 2016, we paid the Advisor $0.7 million, $0.7 million and $0.9 million, respectively, pursuant to the Administration Agreement.

The predecessor of the Advisor has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.”

We believe that we derive substantial benefits from our relationship with our Advisor. Our Advisor may manage other investment vehicles, or Advisor Funds, with the same investment strategy as us. The Advisor may provide us an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates are precluded from co-investing in negotiated investments. On November 27, 2017, we were granted exemptive relief from the SEC which permits us to co-invest with Advisor Funds, subject to certain conditions.

Critical accounting policies

The discussion of our financial condition and results of operation is based upon our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our significant accounting policies in the notes to our consolidated financial statements.

We have identified the following items as critical accounting policies.

Valuation of investments

Investments are recorded at fair value. Our Board determines the fair value of our portfolio investments. We apply fair value to substantially all of our investments in accordance with Topic 820, Fair Value Measurement, of the Financial Accounting Standards Board’s, or FASB’s, Accounting Standards Codification as amended, or ASC, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. We have categorized our investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, our own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Our Board determines the fair value of investments in good faith, based on the input of management, the audit committee and independent valuation firms that have been engaged at the direction of our Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under our valuation policy and a consistently applied valuation process. The Board conducts this valuation process at the end of each fiscal quarter, with 25% (based on fair value) of our valuation of portfolio companies that do not have a readily available market quotations subject to review by an independent valuation firm.

Income recognition

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a debt investment becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the debt investment is placed on non-accrual status and the recognition of interest income may be discontinued. Interest payments received on non-accrual debt investments may be recognized as income, on a cash basis, or applied to principal depending upon management’s judgment at the time the debt investment is placed on non-accrual status. For the year ended December 31, 2018, we did not receive any payments from debt investments on non-accrual status. For the year ended December 31, 2017, we recognized as interest income interest payments of $0.1 million received from one portfolio company whose debt investment was on non-accrual status. For the year ended December 31, 2016, we did not recognize interest income from debt investments on non-accrual status.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, we may also receive a non-refundable deposit earned upon the termination of a transaction. Debt investment origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the debt investment. All other income is recorded into income when earned. Fees for counterparty debt investment commitments with multiple debt investments are allocated to each debt investment based upon each debt investment’s relative fair value. When a debt investment is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the debt investment is returned to accrual status.

Certain debt investment agreements also require the borrower to make an ETP that is accrued into income over the life of the debt investment to the extent such amounts are expected to be collected. We will generally cease accruing the income if there is insufficient value to support the accrual or if we do not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, we receive warrants to purchase shares of stock from the borrower. We record the warrants as assets at estimated fair value on the grant date using the Black-Scholes valuation model. We consider the warrants as loan fees and record them as unearned income on the grant date. The unearned income is recognized as interest income over the contractual life of the related debt investment in accordance with our income recognition policy. Subsequent to origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains and losses from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains and losses on investments.

Distributions from HSLFI are evaluated at the time of distribution to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from HSLFI as dividend income unless there are sufficient accumulated tax-basis earnings and profit in HSLFI prior to distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the period June 1, 2018 (the commencement of HSLFI’s operations) through December 31, 2018, HSLFI distributed $0.3 million classified as dividend income to us.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. We measure realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Income taxes

We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC and to avoid the imposition of corporate-level U.S. federal income tax on the amounts we distribute to our stockholders, among other things, we are required to meet certain source of income and asset diversification requirements, and we must timely distribute dividends to our stockholders out of assets legally available for distribution each tax year of an amount generally at least equal to 90% of our investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid. We, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from incurring any material liability for U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and incur a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year distributions, we will accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

We evaluate tax positions taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority in accordance with ASC Topic 740, Income Taxes, as modified by ASC Topic 946, Financial Services — Investment Companies. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, are recorded as a tax expense in the current year. It is our policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. We had no material uncertain tax positions at December 31, 2018 and 2017.

Recently adopted accounting pronouncements

In April 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09, which amends existing revenue recognition guidance to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual and interim periods beginning after December 15, 2017. As required, we adopted ASU 2014-09 effective January 1, 2018, and such adoption did not have an impact on our consolidated financial statements and disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, or ASU 2018-13, which modifies disclosure requirements for the fair value measurement of Level 3 securities of public companies.

This guidance is effective for annual and interim periods beginning on or after December 15, 2019 and early adoption is permitted. We elected to early adopt ASU 2018-13 for the year ended December 31, 2018. As a result, no significant changes were made to our disclosures in the notes to the consolidated financial statements.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, or the SEC Release, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The SEC Release is effective for all filings on or after November 5, 2018. As required, we adopted the SEC Release for the year ended December 31, 2018. The SEC Release required changes to the presentation of our Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Changes in Net Assets. Prior to adoption, we presented distributable earnings on the Consolidated Statements of Assets and Liabilities and the Consolidated Statement of Net Assets as three components: 1) distributions in excess of net investment income; 2) net unrealized depreciation on investments; and 3) net realized loss on investments. Upon adoption, we present distributable earnings in total on the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Changes in Net Assets. The changes in presentation have been retrospectively applied to the Consolidated Statement of Assets and Liabilities as of December 31, 2017 and to the Consolidated Statements of Changes in Net Assets for the years ended December 31, 2017 and 2016.

Recent development

On March 5, 2019, our Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2019 and ending on December 31, 2019. Such waived incentive fees will not be subject to recoupment.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the periods covered by our financial statements, the interest rates on the debt investments within our portfolio were primarily at floating rates. We expect that our debt investments in the future will primarily have floating interest rates. As of December 31, 2018 and 2017, 99%, of the outstanding principal amount of our debt investments bore interest at floating rates. The initial commitments to lend to our portfolio companies are usually based on a floating LIBOR index.

Based on our December 31, 2018 consolidated statement of assets and liabilities (without adjustment for potential changes in the credit market, credit quality, size and composition of assets on the consolidated statement of assets and liabilities or other business developments that could affect net income) and the base index rates at December 31, 2018, the following table shows the annual impact on the change in net assets resulting from operations of changes in interest rates, which assumes no changes in our investments and borrowings:

Change in basis points	Investment Income	Interest Expense	Change in Net Assets(1)
	(In thousands)
Up 300 basis points	$6,915	$2,753	$4,162
Up 200 basis points	$4,584	$1,835	$2,749
Up 100 basis points	$2,253	$918	$1,335
Down 300 basis points	$(2,184)	$(1,467)	$(717)
Down 200 basis points	$(2,128)	$(1,467)	$(661)
Down 100 basis points	$(1,680)	$(918)	$(762)

(1)	Excludes the impact of incentive fees based on pre-incentive fee net investment income.

While our 2022 Notes bear interest at a fixed rate, our Key Facility has a floating interest rate provision, subject to a floor of 0.75% per annum, based on a LIBOR index which resets monthly, and any other credit facilities into which we enter in the future may have floating interest rate provisions. We have used hedging instruments in the past to protect us against interest rate fluctuations, and we may use them in the future. Such instruments may include caps, swaps, futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Because we currently fund, and expect to continue to fund, our investments with borrowings, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income.

UNDERWRITING

We are offering the common stock described in this prospectus supplement and the accompanying prospectus through a number of underwriters. Morgan Stanley & Co. LLC is acting as the representative of the underwriters. We have entered into an underwriting agreement with the representative. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus supplement, the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of Shares
Morgan Stanley & Co. LLC	1,200,000
UBS Securities LLC	600,000
Janney Montgomery Scott LLC	200,000
Total	2,000,000

The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ option to purchase additional shares described below) if any such shares are taken. We and the Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Act.

Option to Purchase Additional Shares

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of 300,000 additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discounts and commissions. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

Each of us, our directors and executive officers has agreed that, without the prior written consent of the representative on behalf of the underwriters, it will not, during the period ending 90 days after the date of this prospectus supplement:

•	offer pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock; or
•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership of the common stock,

whether any transaction described above is to be settled by delivery of common stock or such other securities, in cash or otherwise.

The restrictions described in the preceding paragraph are subject to several exceptions, including:

•	the sale of shares to the underwriters;
•	the issuance by us of shares of common stock upon the exercise of an option or a warrant or the conversion of a security outstanding on the date of this prospectus supplement of which the underwriters have been advised in writing; or
•	transactions by any person other than us relating to shares of common stock or other securities acquired in open market transactions after the completion of the offering of the shares.

The release of any securities subject to these lock-up agreements is considered on a case-by-case basis. Factors that would be considered by the representative in determining whether to release securities subject to these lock-up agreements may include the length of time before the lock-up agreement expires, the number of shares or other securities involved, the reason for a requested release, market conditions at the time of the requested release, the trading price of our common stock, historical trading volumes of our common stock and whether the person seeking the release is an officer, director or affiliate of ours.

Commissions and Discounts

The underwriters propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $0.29 per share below the public offering price. After the public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $0.4856 per share. The following table shows the price per share of common stock and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ overallotment option.

	Per share		Total
	Without Additional Shares	With Additional Shares	Without Additional Shares	With Additional Shares
Initial price to public	$12.1400	$12.1400	$24,280,000	$27,922,000
Underwriting discounts and commissions payable by us on shares sold to the public	$0.4856	$0.4856	$971,200	$1,116,880
Proceeds, before expenses, to us(1)	$11.6544	$11.6544	$23,308,800	$26,805,120

(1)	Before deducting offering expenses payable by us related to this offering, which we estimate will be approximately $100,000.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. A short sale involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq, in the over-the-counter market or otherwise.

We and the underwriters do not make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, we and the underwriters do not make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common stock, or the possession, circulation or distribution of this prospectus supplement or accompanying prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, the common stock may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so.

Hong Kong

Shares of our common stock may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares of our common stock which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares of our common stock offered should conduct their own due diligence on our common stock. If you do not understand the contents of this document you should consult an authorized financial adviser.

Electronic Delivery

The underwriters may make this prospectus supplement and accompanying prospectus available in an electronic format. The prospectus supplement and accompanying prospectus in electronic format may be made available on a website maintained by any of the underwriters, and the underwriters may distribute such documents electronically. The underwriters may agree with us to allocate a limited number of common stock for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

The principal business addresses of the underwriters are: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, UBS Securities LLC, 1285 Avenue of the Americas, New York, NY 10019 and Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103.

Conflicts of Interest

Certain of the underwriters and their affiliates were underwriters in connection with our IPO and our subsequent debt offering, for which they received customary fees.

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered by this prospectus supplement will be passed upon for us by Dechert LLP, Boston, MA. Dechert LLP has from time to time represented the underwriters on unrelated matters. Certain legal matters in connection with the shares of common stock offered hereby will be passed upon for the underwriters by Ropes & Gray LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and the effectiveness of internal control over financial reporting appearing in this prospectus supplement and elsewhere in the registration statement have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a universal shelf registration statement, of which this prospectus supplement and the accompanying prospectus form a part, on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. We maintain a website at www.horizontechfinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. This information is also available, free of charge, by contacting us at 312 Farmington Avenue, Farmington, Connecticut 060302, Attention: Investor Relations, or by calling us collect at (860) 676-8654. Information contained on, or that can be accessed through, our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider such information to be part of this prospectus supplement or the accompanying prospectus.

Management’s Report on Internal Control over Financial Reporting

Management of Horizon Technology Finance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over the Company’s financial reporting. The Company’s internal control system is a process designed to provide reasonable assurance to management and the board of directors regarding the preparation and fair presentation of published financial statements.

The Company’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. The Company’s policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 2013. Based on the assessment, management believes that, as of December 31, 2018, the Company’s internal control over financial reporting is effective based on those criteria.

The Company’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018, which appears in this annual report on Form 10-K.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors
Horizon Technology Finance Corporation

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Horizon Technology Finance Corporation and Subsidiaries (the Company) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 5, 2019, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 and 2017, by correspondence with the custodian or borrower or by other appropriate auditing procedures where replies from the custodian or borrower were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2008.

New York, New York
March 5, 2019

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors
Horizon Technology Finance Corporation

Opinion on the Internal Control Over Financial Reporting

We have audited Horizon Technology Finance Corporation and Subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities of the Company, including the consolidated schedules of investments, as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2018, and our report dated March 5, 2019 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP
New York, New York
March 5, 2019

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities
(In thousands, except share and per share data)

	December 31,
	2018	2017
Assets
Non-affiliate investments at fair value (cost of $229,772 and $219,303, respectively)	$227,624	$218,600
Non-controlled affiliate investments at fair value (cost of $7,887 and $3,774, respectively) (Note 5)	7,574	3,499
Controlled affiliate investments at fair value (cost of $13,262 and $0, respectively) (Note 5)	13,243	—
Total investments at fair value (cost of $250,921 and $223,077, respectively) (Note 4)	248,441	222,099
Cash	12,591	6,594
Interest receivable	3,966	3,986
Other assets	1,751	1,467
Total assets	$266,749	$234,146
Liabilities
Borrowings (Note 7)	$126,853	$94,075
Distributions payable	3,461	3,456
Base management fee payable (Note 3)	422	379
Incentive fee payable (Note 3)	991	541
Other accrued expenses	765	620
Total liabilities	132,492	99,071
Commitments and contingencies (Notes 8 and 9)
Net assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2018 and 2017	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 11,702,594 and 11,687,871 shares issued and 11,535,129 and 11,520,406 shares outstanding as of December 31, 2018 and 2017, respectively	12	12
Paid-in capital in excess of par	179,616	179,641
Distributable earnings(1)	(45,371)	(44,578)
Total net assets	134,257	135,075
Total liabilities and net assets	$266,749	$234,146
Net asset value per common share	$11.64	$11.72

(1)	See Note 2. Basis of presentation and significant accounting policies.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share and per share data)

	Year Ended December 31,
	2018	2017	2016
Investment income
Interest income on non-affiliate investments	$28,061	$23,538	$31,397
Interest income on affiliate investments	725	225	—
Total interest income on investments	28,786	23,763	31,397
Fee income
Prepayment fee income on non-affiliate investments	1,159	1,432	794
Fee income on non-affiliate investments	867	567	793
Fee income on affiliate investments	23	15	—
Total fee income	2,049	2,014	1,587
Dividend income
Dividend income on controlled affiliate investments	255	—	—
Total dividend income	255	—	—
Total investment income	31,090	25,777	32,984
Expenses
Interest expense	6,363	5,167	5,878
Base management fee (Note 3)	4,578	3,786	4,727
Performance based incentive fee (Note 3)	4,393	1,714	2,126
Administrative fee (Note 3)	708	699	869
Professional fees	1,343	1,365	1,486
General and administrative	989	803	886
Total expenses	18,374	13,534	15,972
Performance based incentive fees waived (Note 3)	(1,184)	(79)	—
Net expenses	17,190	13,455	15,972
Net investment income before excise tax	13,900	12,322	17,012
Provision (credit) for excise tax (Note 8)	34	25	(87)
Net investment income	13,866	12,297	17,099
Net realized and unrealized loss on investments
Net realized gain (loss) on non-affiliate investments	645	(21,191)	(7,776)
Net realized gain (loss) on investments	645	(21,191)	(7,776)
Net unrealized (depreciation) appreciation on non-affiliate investments	(1,445)	18,506	(14,236)
Net unrealized depreciation on affiliate investments	(37)	(21)	—
Net unrealized depreciation on controlled affiliate investments	(19)	—	—
Net unrealized (depreciation) appreciation on investments	(1,501)	18,485	(14,236)
Net realized and unrealized loss on investments	(856)	(2,706)	(22,012)
Net increase (decrease) in net assets resulting from operations	$13,010	$9,591	$(4,913)
Net investment income per common share	$1.20	$1.07	$1.48
Net increase (decrease) in net assets per common share	$1.13	$0.83	$(0.43)
Distributions declared per share	$1.20	$1.20	$1.335
Weighted average shares outstanding	11,527,777	11,516,846	11,543,708

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

	Common Stock		Paid-In Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Amount
Balance at December 31, 2015	11,535,212	$12	$179,707	$(19,968)	$159,751
Net decrease in net assets resulting from operations, net of excise tax:
Net investment income, net of excise tax	—	—	—	17,099	17,099
Net realized loss on investments	—	—	—	(14,236)	(14,236)
Net unrealized depreciation on investments	—	—	—	(7,776)	(7,776)
Issuance of common stock under dividend reinvestment plan	23,372	—	273	—	273
Repurchase of common stock	(48,160)	—	(516)	—	(516)
Distributions declared	—	—	—	(15,403)	(15,403)
Reclassification of permanent tax differences (Note 2)	—	—	87	(87)	—
Balance at December 31, 2016	11,510,424	12	179,551	(40,371)	139,192
Net increase in net assets resulting from operations, net of excise tax:
Net investment income, net of excise tax	—	—	—	12,297	12,297
Net realized loss on investments	—	—	—	(21,191)	(21,191)
Net unrealized appreciation on investments	—	—	—	18,485	18,485
Issuance of common stock under dividend reinvestment plan	15,905	—	174	—	174
Repurchase of common stock	(5,923)	—	(59)	—	(59)
Distributions declared	—	—	—	(13,823)	(13,823)
Reclassification of permanent tax differences (Note 2)	—	—	(25)	25	—
Balance at December 31, 2017	11,520,406	12	179,641	(44,578)	135,075
Net increase in net assets resulting from operations, net of excise tax:
Net investment income, net of excise tax	—	—	—	13,866	13,866
Net realized gain on investments	—	—	—	645	645
Net unrealized depreciation on investments	—	—	—	(1,501)	(1,501)
Financing costs	—	—	(155)	—	(155)
Issuance of common stock under dividend reinvestment plan	14,723	—	164	—	164
Distributions declared	—	—	—	(13,837)	(13,837)
Reclassification of permanent tax differences (Note 2)	—	—	(34)	34	—
Balance at December 31, 2018	11,535,129	$12	$179,616	$(45,371)	$134,257

(1)	See Note 2. Basis of presentation and significant accounting policies.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flow
(In thousands)

	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$13,010	$9,591	$(4,913)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash (used in) provided by operating activities:
Amortization of debt issuance costs	554	795	562
Net realized (gain) loss on investments	(645)	21,191	7,776
Net unrealized depreciation (appreciation) on investments	1,501	(18,485)	14,236
Purchase of investments	(101,257)	(135,556)	(59,858)
Principal payments received on investments	84,439	103,790	95,710
Investments in controlled affiliate investments	(13,262)	—	—
Proceeds from sale of investments	4,453	1,840	984
Dividend income from controlled affiliate investments	255	—	—
Distributions from controlled affiliate investments	(255)	—	—
Equity received in settlement of fee income	(299)	—	—
Warrants received in settlement of fee income	(161)	—	—
Changes in assets and liabilities:
Net decrease in investments in money market funds	—	—	285
Net decrease in restricted investments in money market funds	—	—	1,091
Decrease (increase) in interest receivable	99	(87)	211
(Increase) decrease in end-of-term payments	(79)	1,437	(1,861)
Decrease in unearned income	(1,043)	(176)	(712)
(Increase) decrease in other assets	(6)	289	—
Increase (decrease) in other accrued expenses	145	(53)	(125)
Increase (decrease) in base management fee payable	43	42	(48)
Increase (decrease) in incentive fee payable	450	541	(1,028)
Net cash (used in) provided by operating activities	(12,058)	(14,841)	52,310
Cash flows from financing activities:
Proceeds from issuance of 2022 Notes	—	37,375	—
Repayment of 2019 Notes	—	(33,000)	—
Repayment of Asset-Backed Notes	—	—	(14,546)
Advances on credit facility	52,500	92,000	10,000
Repayment of credit facility	(20,000)	(97,000)	(15,000)
Distributions paid	(13,668)	(13,646)	(15,657)
Repurchase of common stock	—	(59)	(516)
Debt issuance costs	(622)	(1,370)	(221)
Financing costs	(155)	—	—
Net cash provided by (used in) financing activities	18,055	(15,700)	(35,940)
Net increase (decrease) in cash	5,997	(30,541)	16,370
Cash:
Beginning of period	6,594	37,135	20,765
End of period	$12,591	$6,594	$37,135
Supplemental disclosure of cash flow information:
Cash paid for interest	$5,671	$4,397	$5,305
Supplemental non-cash investing and financing activities:
Warrant investments received and recorded as unearned income	$1,457	$2,463	$554
Distributions payable	$3,461	$3,456	$3,453
End of term payments receivable	$3,015	$2,936	$5,074

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2018
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
Non-Affiliate Investments – 169.6%(8)
Non-Affiliate Debt Investments – 156.3%(8)
Non-Affiliate Debt Investments – Life Science – 49.9%(8)
Celsion Corporation(2)(5)(12)	Biotechnology	Term Loan (9.98% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	$2,500	$2,450	$2,450
		Term Loan (9.98% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,450	2,450
Espero BioPharma, Inc.(2)(12)	Biotechnology	Term Loan (12.25% cash (Libor + 9.9%; Floor 12.00%), 4.00% ETP, Due 6/30/19)	5,000	4,760	4,760
Palatin Technologies, Inc.(2)(5)(12)	Biotechnology	Term Loan (10.85% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 8/1/19)	1,167	1,156	1,156
		Term Loan (10.85% cash (Libor + 8.50%; Floor 9.00%), 3.27% ETP, Due 8/1/19)	1,167	1,167	1,167
vTv Therapeutics Inc.(2)(5)(12)	Biotechnology	Term Loan (12.35% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 5/1/20)	4,167	4,136	4,136
		Term Loan (12.35% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 10/1/20)	3,281	3,250	3,250
Titan Pharmaceuticals, Inc.(2)(5)(12)	Drug Delivery	Term Loan (10.75% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	1,600	1,495	1,495
Aerin Medical, Inc.(2)(12)	Medical Device	Term Loan (9.80% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	4,000	3,891	3,891
		Term Loan (9.80% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,966	2,966
		Term Loan (9.80% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,966	2,966
Conventus Orthopaedics, Inc.(2)(12)	Medical Device	Term Loan (10.35% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,949	3,949
		Term Loan (10.35% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,949	3,949
		Term Loan (10.35% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,949	3,949
CSA Medical, Inc.(2)(12)	Medical Device	Term Loan (10.28% cash (Libor + 7.93%; Floor 10.00%), 5.00% ETP, Due 10/1/22)	6,000	5,768	5,768
Lantos Technologies, Inc.(2)(12)	Medical Device	Term Loan (10.78% cash (Libor + 8.43%; Floor 10.00%), 6.00% ETP, Due 9/1/21)	4,000	3,563	3,563
MacuLogix, Inc.(2)(12)	Medical Device	Term Loan (10.02% cash (Libor + 7.68%; Floor 9.50%), 4.00% ETP, Due 8/1/22)	3,750	3,623	3,623
		Term Loan (10.14% cash (Libor + 7.68%; Floor 9.50%), 4.00% ETP, Due 8/1/22)	3,750	3,638	3,638
VERO Biotech LLC(2)(12)	Medical Device	Term Loan (10.35% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,950	3,950
		Term Loan (10.35% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,950	3,950
Total Non-Affiliate Debt Investments – Life Science				67,026	67,026
Non-Affiliate Debt Investments – Technology – 88.9%(8)
Audacy Corporation(2)(12)	Communications	Term Loan (10.25% cash (Libor + 7.90%; Floor 9.50%), 5.00% ETP, Due 7/1/22)	4,000	3,936	3,636
Intelepeer Holdings, Inc.(2)(12)	Communications	Term Loan (12.30% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,948	3,948
		Term Loan (12.30% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 2/1/21)	3,000	2,955	2,955
Food52, Inc.(2)(12)	Consumer- related Technologies	Term Loan (10.90% cash (Libor + 8.40%; Floor 10.90%), 3.00% ETP, Due 1/1/23)	3,000	2,918	2,918
		Term Loan (10.90% cash (Libor + 8.40%; Floor 10.90%), 3.00% ETP, Due 1/1/23)	3,000	2,918	2,918
Mohawk Group Holdings, Inc.(2)(12)	Consumer- related Technologies	Term Loan (9.90% cash (Libor + 7.40%; Floor 9.90%), 4.00% ETP, Due 1/1/23)	5,000	4,885	4,885
		Term Loan (9.90% cash (Libor + 7.40%; Floor 9.90%), 4.00% ETP, Due 1/1/23)	5,000	4,885	4,885
		Term Loan (9.90% cash (Libor + 7.40%; Floor 9.90%), 4.00% ETP, Due 1/1/23)	5,000	4,885	4,885

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2018 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
Kaminario, Inc.(2)(12)	Data Storage	Term Loan (10.87% cash (Libor + 8.40%; Floor 10.65%), 3.00% ETP, Due 1/1/23)	$5,000	$4,918	$4,918
		Term Loan (10.87% cash (Libor + 8.40%; Floor 10.65%), 3.00% ETP, Due 1/1/23)	5,000	4,917	4,917
IgnitionOne, Inc.(2)(12)	Internet and Media	Term Loan (12.58% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,871	2,871
		Term Loan (12.58% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,871	2,871
		Term Loan (12.58% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,871	2,871
		Term Loan (12.58% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,871	2,871
Jump Ramp Games, Inc.(2)(12)	Internet and Media	Term Loan (12.08% cash (Libor + 9.73%), 3.00% ETP, Due 4/1/21)	4,000	3,960	3,960
Kixeye, Inc.(2)(12)	Internet and Media	Term Loan (11.95% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 5/1/21)	2,700	2,617	2,617
		Term Loan (11.95% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 5/1/21)	2,700	2,661	2,661
Rocket Lawyer Incorporated(2)(12)	Internet and Media	Term Loan (11.75% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,952	3,952
		Term Loan (11.75% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,952	3,952
		Term Loan (11.75% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 11/1/21)	2,000	1,973	1,973
Verve Wireless, Inc.(2)(12)	Internet and Media	Term Loan (11.15% cash (Libor + 8.80%; Floor 10.80%), 3.33% ETP, Due 9/1/21)	3,300	3,172	3,172
Zinio Holdings, LLC(2)(12)	Internet and Media	Term Loan (13.60% cash (Libor + 11.25%; Floor 11.75%), 6.00% ETP, Due 2/1/20)	3,225	3,213	3,213
The NanoSteel Company, Inc.(2)(12)	Materials	Term Loan (11.00% cash (Libor + 8.50%; Floor 11.00%), 4.0% ETP, Due 6/1/22)	4,250	4,186	4,186
		Term Loan (11.00% cash (Libor + 8.50%; Floor 11.00%), 4.0% ETP, Due 6/1/22)	4,250	4,186	4,186
Powerhouse Dynamics, Inc.(2)(12)	Power Management	Term Loan (13.05% cash (Libor + 10.70%; Floor 11.20%), 3.32% ETP, Due 9/1/19)	525	512	512
Luxtera, Inc.(12)	Semiconductors	Term Loan (12.00% cash (Prime + 6.75%), Due 3/28/20)	2,000	1,945	1,945
		Term Loan (12.00% cash (Prime + 6.75%), Due 3/28/20)	1,500	1,468	1,468
Bridge2 Solutions, LLC.(2)(12)	Software	Term Loan (11.60% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,835	4,835
		Term Loan (11.60% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,835	4,835
Education Elements, Inc.(2)(12)	Software	Term Loan (12.35% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 8/1/19)	350	346	346
New Signature US, Inc.(2)(12)(13)	Software	Term Loan (10.85% cash (Libor + 8.50%; Floor 10.50%), 3.50% ETP, Due 7/1/22)	2,750	2,699	2,699
SIGNiX, Inc.(12)	Software	Term Loan (13.35% cash (Libor + 11.00%; Floor 11.50%), 8.67% ETP, Due 2/1/20)	1,845	1,790	1,555
xAd, Inc.(2)(12)	Software	Term Loan (11.05% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,923	4,923
		Term Loan (11.05% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,923	4,923
		Term Loan (11.05% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	3,000	2,954	2,954
		Term Loan (11.05% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	2,000	1,969	1,969
Total Non-Affiliate Debt Investments – Technology				119,720	119,185

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2018 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
Non-Affiliate Debt Investments – Healthcare information and services – 17.5%(8)
Catasys, Inc.(2)(5)(12)	Software	Term Loan (10.10% cash (Libor + 7.75%; Floor 9.75%), 6.00% ETP, Due 3/1/22)	$2,500	$2,478	$2,478
		Term Loan (10.10% cash (Libor + 7.75%; Floor 9.75%), 6.00% ETP, Due 3/1/22)	2,500	2,478	2,478
		Term Loan (10.10% cash (Libor + 7.75%; Floor 9.75%), 6.00% ETP, Due 3/1/22)	2,500	2,477	2,477
HealthEdge Software, Inc.(2)(12)	Software	Term Loan (10.60% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 7/1/22)	5,000	4,948	4,948
		Term Loan (10.60% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 1/1/23)	3,750	3,704	3,704
		Term Loan (10.60% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 4/1/23)	3,750	3,701	3,701
		Term Loan (10.69% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 1/1/24)	3,750	3,696	3,696
Total Non-Affiliate Debt Investments – Healthcare information and services				23,482	23,482
Total Non-Affiliate Debt Investments				210,228	209,693
Non-Affiliate Warrant Investments – 6.9%(8)
Non-Affiliate Warrants – Life Science – 1.5%(8)
ACT Biotech Corporation	Biotechnology	130,872 Preferred Stock Warrants		12	—
Alpine Immune Sciences, Inc. (5)(12)	Biotechnology	4,634 Common Stock Warrants		122	—
Celsion Corporation(2)(5)(12)	Biotechnology	95,465 Common Stock Warrants		79	1
Espero BioPharma, Inc.(2)(5)(12)	Biotechnology	1,506,937 Common Stock Warrants		184	185
Rocket Pharmaceuticals Corporation(5)(12)	Biotechnology	7,051 Common Stock Warrants		17	—
Palatin Technologies, Inc.(2)(5)(12)	Biotechnology	608,058 Common Stock Warrants		51	34
Revance Therapeutics, Inc.(5)(12)	Biotechnology	34,113 Common Stock Warrants		68	210
Sample6, Inc.(2)(12)	Biotechnology	661,956 Preferred Stock Warrants		53	26
Strongbridge U.S. Inc.(2)(5)(12)	Biotechnology	160,714 Common Stock Warrants		72	356
Sunesis Pharmaceuticals, Inc.(5)(12)	Biotechnology	2,050 Common Stock Warrants		5	—
vTv Therapeutics Inc.(2)(5)(12)	Biotechnology	95,293 Common Stock Warrants		44	1
Titan Pharmaceuticals, Inc.(2)(5)(12)	Drug Delivery	2,240,000 Common Stock Warrants		95	89
AccuVein Inc.(2)(12)	Medical Device	1,174,881 Preferred Stock Warrants		24	28
Aerin Medical, Inc.(2)(12)	Medical Device	1,818,182 Preferred Stock Warrants		66	68
Conventus Orthopaedics, Inc.(2)(12)	Medical Device	720,000 Preferred Stock Warrants		95	99
CSA Medical, Inc.(12)	Medical Device	745,562 Preferred Stock Warrants		89	86
Lantos Technologies, Inc.(2)(12)	Medical Device	1,715,926 Common Stock Warrants		253	285
MacuLogix, Inc.(2)(12)	Medical Device	234,742 Preferred Stock Warrants		179	90
Mitralign, Inc.(2)(12)	Medical Device	64,190 Common Stock Warrants		52	1
NinePoint Medical, Inc.(2)(12)	Medical Device	29,102 Preferred Stock Warrants		33	6
ReShape Lifesciences Inc.(5)(12)	Medical Device	121 Common Stock Warrants		341	—
Tryton Medical, Inc.(2)(12)	Medical Device	122,362 Preferred Stock Warrants		15	13
VERO Biotech LLC(2)(12)	Medical Device	800 Common Stock Warrants		53	331
Total Non-Affiliate Warrants – Life Science				2,002	1,909
Non-Affiliate Warrants – Technology – 4.8%(8)
Audacy Corporation(2)(12)	Communications	1,545,575 Preferred Stock Warrants		194	—
Intelepeer Holdings, Inc.(2)(12)	Communications	1,171,549 Preferred Stock Warrants		94	57
PebblePost, Inc.(2)(12)	Communications	598,850 Preferred Stock Warrants		92	158
Food52, Inc.(2)(12)	Consumer- related Technologies	102,941 Preferred Stock Warrants		104	104

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2018 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
Gwynnie Bee, Inc.(2)(12)	Consumer- related Technologies	268,591 Preferred Stock Warrants		$68	$820
Le Tote, Inc.(2)(12)	Consumer- related Technologies	202,974 Preferred Stock Warrants		63	368
Mohawk Group Holdings, Inc.(2)(12)	Consumer- related Technologies	300,000 Common Stock Warrants		195	195
Rhapsody International Inc.(2)(12)	Consumer- related Technologies	852,273 Common Stock Warrants		164	—
Kaminario, Inc.(2)(12)	Data Storage	9,981,346 Preferred Stock Warrants		124	161
IgnitionOne, Inc.(2)(12)	Internet and Media	262,910 Preferred Stock Warrants		672	665
Jump Ramp Games, Inc.(2)(12)	Internet and Media	159,766 Preferred Stock Warrants		32	1
Kixeye, Inc.(2)(12)	Internet and Media	791,251 Preferred Stock Warrants		75	61
Rocket Lawyer Incorporated(2)(12)	Internet and Media	261,721 Preferred Stock Warrants		92	76
Verve Wireless, Inc.(2)(12)	Internet and Media	112,805 Common Stock Warrants		120	120
The NanoSteel Company, Inc.(2)(12)	Materials	467,277 Preferred Stock Warrants		233	567
Powerhouse Dynamics, Inc.(2)(12)	Power Management	348,838 Preferred Stock Warrants		33	—
Avalanche Technology, Inc.(2)(12)	Semiconductors	202,602 Preferred Stock Warrants		101	53
Luxtera, Inc.(2)(12)	Semiconductors	3,546,553 Preferred Stock Warrants		213	744
Soraa, Inc.(2)(12)	Semiconductors	203,616 Preferred Stock Warrants		80	426
Bolt Solutions Inc.(2)(12)	Software	202,892 Preferred Stock Warrants		113	—
Bridge2 Solutions, Inc.(2)(12)	Software	125,458 Common Stock Warrants		432	756
BSI Platform Holdings, LLC(2)(12)(13)	Software	137,500 Preferred Stock Warrants		19	19
Clarabridge, Inc.(12)	Software	53,486 Preferred Stock Warrants		14	106
Education Elements, Inc.(2)(12)	Software	238,121 Preferred Stock Warrants		28	23
Lotame Solutions, Inc.(2)(12)	Software	288,115 Preferred Stock Warrants		22	286
Metricly, Inc.(12)	Software	41,569 Common Stock Warrants		48	—
Riv Data Corp.(2)(12)	Software	321,428 Preferred Stock Warrants		12	36
ShopKeep.com, Inc.(2)(12)	Software	193,962 Preferred Stock Warrants		118	114
SIGNiX, Inc.(12)	Software	133,560 Preferred Stock Warrants		225	35
Skyword, Inc.(12)	Software	301,056 Preferred Stock Warrants		48	3
Sys-Tech Solutions, Inc.(2)(12)	Software	375,000 Preferred Stock Warrants		242	429
Weblinc Corporation(2)(12)	Software	195,122 Preferred Stock Warrants		42	—
xAd, Inc.(2)(12)	Software	4,343,350 Preferred Stock Warrants		177	251
Total Non-Affiliate Warrants – Technology				4,289	6,634
Non-Affiliate Warrants – Cleantech – 0.1%(8)
Renmatix, Inc.(2)(12)	Alternative Energy	53,022 Preferred Stock Warrants		68	—
Tigo Energy, Inc.(2)(12)	Energy Efficiency	804,604 Preferred Stock Warrants		100	112
Total Non-Affiliate Warrants – Cleantech				168	112
Non-Affiliate Warrants – Healthcare information and services – 0.5%(8)
LifePrint Group, Inc.(2)(12)	Diagnostics	49,000 Preferred Stock Warrants		29	2
ProterixBio, Inc.(2)(12)	Diagnostics	2,676 Common Stock Warrants		42	—
Singulex, Inc.(12)	Other Healthcare	294,231 Preferred Stock Warrants		44	45
Verity Solutions Group, Inc.(12)	Other Healthcare	300,360 Preferred Stock Warrants		100	65
Watermark Medical, Inc.(2)(12)	Other Healthcare	27,373 Preferred Stock Warrants		74	62
HealthEdge Software, Inc.(2)(12)	Software	205,481 Preferred Stock Warrants		83	71
Medsphere Systems Corporation(2)(12)	Software	7,097,792 Preferred Stock Warrants		60	212
Recondo Technology, Inc.(2)(12)	Software	556,796 Preferred Stock Warrants		95	212
Total Non-Affiliate Warrants – Healthcare information and services				527	669
Total Non-Affiliate Warrants				6,986	9,324

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2018 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
Non-Affiliate Other Investments – 5.7%(8)
Espero Pharmaceuticals, Inc.(12)	Biotechnology	Royalty Agreement		$5,300	$4,700
ZetrOZ, Inc.(12)	Medical Device	Royalty Agreement		142	700
Vette Technology, LLC(12)	Data Storage	Royalty Agreement Due 4/18/2019		4,173	40
Triple Double Holdings, LLC(12)	Software	License Agreement		2,200	2,200
Total Non-Affiliate Other Investments				11,815	7,640
Non-Affiliate Equity – 0.7%(8)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock		238	436
Revance Therapeutics, Inc.(5)	Biotechnology	5,125 Common Stock		73	103
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	13,082 Common Stock		83	5
SnagAJob.com, Inc.(12)	Consumer- related Technologies	82,974 Common Stock		9	83
Verve Wireless, Inc.(2)(12)	Internet and Media	100,598 Preferred Stock		225	225
Formetrix, Inc.(2)(12)	Materials	74,286 Common Stock		74	74
TruSignal, Inc.(12)	Software	32,637 Common Stock		41	41
Total Non-Affiliate Equity				743	967
Total Non-Affiliate Portfolio Investment Assets				$229,772	$227,624
Non-controlled Affiliate Investments – 5.6%(8)
Non-controlled Affiliate Debt Investments – Technology – 5.0%(8)
Decisyon, Inc.(12)	Software	Term Loan (14.658% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 12/1/20)	$1,523	$1,522	$1,464
		Term Loan (14.658% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 12/1/20)	833	795	764
		Term Loan (12.02% cash, Due 12/31/19)	250	250	240
		Term Loan (12.03% cash, Due 12/31/19)	250	250	240
		Term Loan (12.24% cash, Due 12/31/19)	750	750	721
		Term Loan (13.08% cash, Due 12/31/19)	300	300	289
		Term Loan (13.10% cash, Due 12/31/19)	200	200	192
StereoVision Imaging, Inc.(12)	Software	Term Loan (9.38% Cash (Libor + 7.03%; Floor 8.50%), 8.50% ETP, Due 9/1/21)(11)	3,200	2,798	2,798
Total Non-controlled Affiliate Debt Investments – Technology				6,865	6,708
Non-controlled Affiliate Warrants – Technology – 0.0%(8)
Decisyon, Inc.(12)	Software	82,967 Common Stock Warrants		$46	$—
Total Non-controlled Affiliate Warrants – Technology				46	—
Non-controlled Affiliate Equity – Technology – 0.6%(8)
Decisyon, Inc.(12)	Software	45,365,936 Common Stock		185	75
StereoVision Imaging, Inc.(12)	Software	1,943,572 Common Stock		791	791
Total Non-controlled Affiliate Equity				976	866
Total Non-controlled Affiliate Portfolio Investment Assets				$7,887	$7,574
Controlled Affiliate Investments – 9.9%(8)
Controlled Affiliate Equity – Financial – 9.9%(8)
Horizon Secured Loan Fund I LLC(12)(14)	Investment Funds			$13,262	$13,243
Total Controlled Affiliate Equity				13,262	13,243
Total Controlled Affiliate Portfolio Investment Assets				$13,262	$13,243
Total Portfolio Investment Assets – 185.1%(8)				$250,921	$248,441

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2018 – (Continued)
(In thousands)

(1)	All investments of the Company are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the revolving credit facility with KeyBank National Association (the “Key Facility”).
(3)	All non-affiliate investments are investments in which the Company owns less than 5% of the voting securities of the portfolio company. All non-controlled affiliate investments are investments in which the Company owns 5% or more of the voting securities of the portfolio company but not more than 25% of the voting securities of the portfolio company. All controlled affiliate investments are investments in which the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement).
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include end-of-term payments (“ETPs”), and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at variable rates for the term of the debt investment, unless otherwise indicated. All debt investments based on the London InterBank Offered Rate (“LIBOR”) are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of December 31, 2018 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Warrants, Equity and Other Investments are non-income producing.
(8)	Value as a percent of net assets.
(9)	As of December 31, 2018, 5.0% of the Company’s total investments on a cost and fair value basis are in non-qualifying assets. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(10)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee the Company may pay its Advisor will be based on income that the Company has not yet received in cash.
(11)	Debt investment has a payment-in-kind (“PIK”) feature.
(12)	The fair value of the investment was valued using significant unobservable inputs.
(13)	New Signature US, Inc. is a subsidiary of BSI Platform Holdings, LLC.
(14)	On June 1, 2018, the Company entered into an agreement with Arena Sunset SPV, LLC (“Arena”) to co-invest through Horizon Secured Loan Fund I (“HSLFI”), a joint venture, which is expected to make investments, either directly or indirectly through subsidiaries, primarily in the form of secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All HSLFI investment decisions require unanimous approval of a quorum of HSLFI’s board of managers. Although the Company owns more than 25% of the voting securities of HSLFI, the Company does not believe it controls HSLFI for purposes of the 1940 Act or otherwise.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
Non-Affiliate Investments – 161.8%(8)
Non-Affiliate Debt Investments – 148.4%(8)
Non-Affiliate Debt Investments – Life Science – 43.0%(8)
Palatin Technologies, Inc.(2)(5)(14)	Biotechnology	Term Loan (9.87% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 1/1/19)	$2,000	$1,980	$1,980
		Term Loan (9.87% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 8/1/19)	3,167	3,139	3,139
vTv Therapeutics Inc.(2)(5)(14)	Biotechnology	Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 5/1/20)	6,250	6,196	6,196
		Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 10/1/20)	3,750	3,700	3,700
Titan Pharmaceuticals, Inc.(2)(5)(14)	Drug Delivery	Term Loan (9.77% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	3,500	3,400	3,400
		Term Loan (9.77% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	3,500	3,430	3,430
Aerin Medical, Inc.(2)(14)	Medical Device	Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	4,000	3,876	3,876
		Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,954	2,954
		Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,954	2,954
Conventus Orthopaedics, Inc.(2)(14)	Medical Device	Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
		Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
		Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
Lantos Technologies, Inc.(2)(14)	Medical Device	Term Loan (11.87% PIK (Libor + 10.50%; Floor 11.50%), 8.91% ETP, Due 5/1/19)(13)	2,479	2,466	2,466
Mederi Therapeutics, Inc.(2)(14)	Medical Device	Term Loan (13.01% cash (Libor + 11.82%; Floor 12.00%), 6.00% ETP, Due 12/1/17)	173	173	163
		Term Loan (13.01% cash (Libor + 11.82%; Floor 12.00%), 6.00% ETP, Due 12/1/17)	173	173	163
NinePoint Medical, Inc.(2)(14)	Medical Device	Term Loan (10.12% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	2,667	2,645	2,645
		Term Loan (10.12% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	1,333	1,320	1,320
VERO Biotech LLC(2)(14)	Medical Device	Term Loan (9.33% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,914	3,914
		Term Loan (9.33% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,934	3,934
Total Non-Affiliate Debt Investments – Life Science				58,038	58,018
Non-Affiliate Debt Investments – Technology – 99.1%(8)
Intelepeer Holdings, Inc.(14)	Communications	Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,888	3,888
		Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,927	3,927
		Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,927	3,927
PebblePost, Inc.(2)(14)	Communications	Term Loan (10.63% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,874	3,874
		Term Loan (10.63% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,933	3,933
Le Tote, Inc.(2)(14)	Consumer-related Technologies	Term Loan (11.02% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	4,000	3,960	3,960
		Term Loan (11.02% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	3,000	2,969	2,969

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
SavingStar, Inc.(2)(14)	Consumer-related Technologies	Term Loan (11.77% cash (Libor + 10.40%; Floor 10.90%), 4.25% ETP, Due 6/1/20)	$2,167	$2,140	$2,140
		Term Loan (11.77% cash (Libor + 10.40%; Floor 10.90%), 3.80% ETP, Due 11/1/20)	1,911	1,849	1,849
IgnitionOne, Inc.(2)(14)	Internet and Media	Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
Jump Ramp Games, Inc.(2)(14)	Internet and Media	Term Loan (11.10% cash (Libor + 9.73%), 3.00% ETP, Due 4/1/21)	4,000	3,942	3,942
Kixeye, Inc.(2)(14)	Internet and Media	Term Loan (10.97% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 9/1/21)	3,000	2,900	2,900
		Term Loan (10.97% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 9/1/21)	3,000	2,945	2,945
MediaBrix, Inc.(2)(14)	Internet and Media	Term Loan (12.37% cash (Libor + 11.00%; Floor 11.50%), 3.00% ETP, Due 1/1/20)	4,000	3,977	3,977
Rocket Lawyer Incorporated(2)(14)	Internet and Media	Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,933	3,933
		Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,933	3,933
		Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 11/1/21)	2,000	1,963	1,963
Zinio Holdings, LLC(2)(14)	Internet and Media	Term Loan (12.62% cash (Libor + 11.25%; Floor 11.75%), 6.00% ETP, Due 2/1/20)	4,000	3,978	3,978
The NanoSteel Company, Inc.(2)(14)	Materials	Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 7.20% ETP, Due 1/1/20)	4,653	4,578	4,578
		Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 6.45% ETP, Due 1/1/20)	2,327	2,289	2,289
		Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 5.85% ETP, Due 3/1/20)	2,500	2,457	2,457
Powerhouse Dynamics, Inc.(2)(14)	Power Management	Term Loan (12.07% cash (Libor + 10.70%; Floor 11.20%), 3.00% ETP, Due 3/1/19)	1,250	1,234	1,234
Luxtera, Inc.(14)	Semiconductors	Term Loan (11.25% cash (Prime + 6.75%), Due 3/28/20)	2,000	1,902	1,902
		Term Loan (11.25% cash (Prime + 6.75%), Due 3/28/20)	1,500	1,443	1,443
Bridge2 Solutions, LLC.(2)(14)	Software	Term Loan (10.62% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,777	4,777
		Term Loan (10.62% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,777	4,777
Digital Signal Corporation(11)(12)(14)	Software	Term Loan (11.62% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,290	1,256	1,210
		Term Loan (11.62% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,290	1,256	1,210
		Term Loan (10.00% cash, Due 12/31/17)	501	501	483
Education Elements, Inc.(2)(14)	Software	Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 1/1/19)	800	789	789
		Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 8/1/19)	950	937	937
Metricly, Inc.(14)	Software	Term Loan (13.62% cash (Libor + 12.25%; Floor 12.50%), 3.33% ETP, Due 9/1/18)	184	184	184
ShopKeep.com, Inc.(2)(14)	Software	Term Loan (11.32% cash (Libor + 9.95%; Floor 10.45%), 4.08% ETP, Due 10/1/20)	6,000	5,897	5,897
		Term Loan (11.32% cash (Libor + 9.95%; Floor 10.45%), 3.55% ETP, Due 2/1/21)	4,000	3,924	3,924

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
SIGNiX, Inc.(14)	Software	Term Loan (12.37% cash (Libor + 11.00%; Floor 11.50%), 5.33% ETP, Due 2/1/20)	$2,180	$2,073	$1,930
SilkRoad Technology, Inc.(2)(14)	Software	Term Loan (11.72% cash (Libor + 10.35%; Floor 10.85%; Ceiling 12.85%), 5.00% ETP, Due 6/1/20)	7,000	6,904	6,904
Weblinc Corporation(2)(14)	Software	Term Loan (11.62% cash (Libor + 10.25%; Floor 11.25%), 3.00% ETP, Due 3/1/21)	3,000	2,913	2,913
xAd, Inc.(2)(14)	Software	Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,895	4,895
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,895	4,895
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	3,000	2,937	2,937
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	2,000	1,958	1,958
Total Non-Affiliate Debt Investments – Technology				134,142	133,889
Non-Affiliate Debt Investments – Healthcare information and services – 6.3%(8)
HealthEdge Software, Inc.(2)(14)	Software	Term Loan (9.62% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 7/1/22)	5,000	4,819	4,819
		Term Loan (9.68% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 1/1/23)	3,750	3,693	3,693
Total Non-Affiliate Debt Investments – Healthcare information and services				8,512	8,512
Total Non-Affiliate Debt Investments				200,692	200,419
Non-Affiliate Warrant Investments – 6.7%(8)
Non-Affiliate Warrants – Life Science – 1.6%(8)
ACT Biotech Corporation(14)	Biotechnology	604,038 Preferred Stock Warrants		60	—
Alpine Immune Sciences, Inc.(5)(14)	Biotechnology	4,634 Common Stock Warrants		122	—
Argos Therapeutics, Inc.(2)(5)(14)	Biotechnology	73,112 Common Stock Warrants		33	—
Celsion Corporation(5)(14)	Biotechnology	408 Common Stock Warrants		15	—
Rocket Pharmaceuticals Corporation(5)(14)	Biotechnology	7,051 Common Stock Warrants		17	—
Palatin Technologies, Inc.(2)(5)(14)	Biotechnology	608,058 Common Stock Warrants		51	82
Revance Therapeutics, Inc.(5)(14)	Biotechnology	34,113 Common Stock Warrants		68	729
Sample6, Inc.(2)(14)	Biotechnology	661,956 Preferred Stock Warrants		53	25
Strongbridge U.S. Inc.(5)(14)	Biotechnology	160,714 Common Stock Warrants		72	794
Sunesis Pharmaceuticals, Inc.(5)(14)	Biotechnology	2,050 Common Stock Warrants		5	—
vTv Therapeutics Inc.(2)(5)(14)	Biotechnology	95,293 Common Stock Warrants		44	82
Titan Pharmaceuticals, Inc.(2)(5)(14)	Drug Delivery	280,612 Common Stock Warrants		88	30
AccuVein Inc.(2)(14)	Medical Device	75,769 Preferred Stock Warrants		24	27
Aerin Medical, Inc.(2)(14)	Medical Device	1,818,182 Preferred Stock Warrants		66	66
Conventus Orthopaedics, Inc.(2)(14)	Medical Device	720,000 Preferred Stock Warrants		95	95
IntegenX, Inc.(2)(14)	Medical Device	170,646 Preferred Stock Warrants		35	32
Lantos Technologies, Inc.(2)(14)	Medical Device	471,979 Common Stock Warrants		39	145
Mederi Therapeutics, Inc.(2)(14)	Medical Device	248,736 Preferred Stock Warrants		26	—
Mitralign, Inc.(2)(14)	Medical Device	64,190 Common Stock Warrants		52	1
NinePoint Medical, Inc.(2)(14)	Medical Device	29,102 Preferred Stock Warrants		33	2
OraMetrix, Inc.(2)(14)	Medical Device	812,348 Preferred Stock Warrants		78	—
ReShape Lifesciences Inc.(5)(14)	Medical Device	134 Common Stock Warrants		347	—
Tryton Medical, Inc.(2)(14)	Medical Device	122,362 Preferred Stock Warrants		15	12

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
VERO Biotech LLC(2)(14)	Medical Device	800,000 Common Stock Warrants		$53	$53
ViOptix, Inc.(14)	Medical Device	375,763 Preferred Stock Warrants		13	—
Total Non-Affiliate Warrants – Life Science				1,504	2,175
Non-Affiliate Warrants – Technology – 4.6%(8)
Ekahau, Inc.(2)(14)	Communications	978,261 Preferred Stock Warrants		32	22
Intelepeer Holdings, Inc.(14)	Communications	2,256,549 Preferred Stock Warrants		149	110
PebblePost, Inc.(2)(14)	Communications	598,850 Preferred Stock Warrants		92	92
Additech, Inc.(2)(14)	Consumer-related Technologies	150,000 Preferred Stock Warrants		33	31
Gwynnie Bee, Inc.(2)(14)	Consumer-related Technologies	268,591 Preferred Stock Warrants		68	816
Le Tote, Inc.(2)(14)	Consumer-related Technologies	202,974 Preferred Stock Warrants		63	363
Rhapsody International Inc.(2)(14)	Consumer-related Technologies	852,273 Common Stock Warrants		164	—
SavingStar, Inc.(2)(14)	Consumer-related Technologies	850,439 Preferred Stock Warrants		104	103
IgnitionOne, Inc.(2)(14)	Internet and Media	262,910 Preferred Stock Warrants		672	668
Jump Ramp Games, Inc.(2)(14)	Internet and Media	159,766 Preferred Stock Warrants		31	31
Kixeye, Inc.(2)(14)	Internet and Media	791,251 Preferred Stock Warrants		75	74
Rocket Lawyer Incorporated(2)(14)	Internet and Media	261,721 Preferred Stock Warrants		91	91
The NanoSteel Company, Inc.(2)(14)	Materials	379,360 Preferred Stock Warrants		187	448
Nanocomp Technologies, Inc.(2)(14)	Networking	1,440,489 Preferred Stock Warrants		67	—
Powerhouse Dynamics, Inc.(2)(14)	Power Management	290,698 Preferred Stock Warrants		28	26
Avalanche Technology, Inc.(2)(14)	Semiconductors	202,602 Preferred Stock Warrants		101	40
eASIC Corporation(2)(14)	Semiconductors	40,445 Preferred Stock Warrants		25	28
Kaminario, Inc.(14)	Semiconductors	1,087,203 Preferred Stock Warrants		59	44
Luxtera, Inc.(2)(14)	Semiconductors	3,546,553 Preferred Stock Warrants		213	361
Soraa, Inc.(2)(14)	Semiconductors	203,616 Preferred Stock Warrants		80	438
Bolt Solutions Inc.(2)(14)	Software	202,892 Preferred Stock Warrants		113	99
Bridge2 Solutions, Inc.(2)(14)	Software	125,458 Common Stock Warrants		433	760
Clarabridge, Inc.(14)	Software	53,486 Preferred Stock Warrants		14	82
Digital Signal Corporation(14)	Software	125,116 Common Stock Warrants		32	—
Education Elements, Inc.(2)(14)	Software	238,121 Preferred Stock Warrants		28	28
Lotame Solutions, Inc.(2)(14)	Software	288,115 Preferred Stock Warrants		22	281
Metricly, Inc.(14)	Software	41,569 Common Stock Warrants		48	—
Riv Data Corp.(2)(14)	Software	321,428 Preferred Stock Warrants		12	38
ShopKeep.com, Inc.(2)(14)	Software	193,962 Preferred Stock Warrants		118	138
SIGNiX, Inc.(14)	Software	133,560 Preferred Stock Warrants		225	109
Skyword, Inc.(14)	Software	301,056 Preferred Stock Warrants		48	32
SpringCM, Inc.(2)(14)	Software	2,385,686 Preferred Stock Warrants		55	132
Sys-Tech Solutions, Inc.(14)	Software	375,000 Preferred Stock Warrants		242	464
Visage Mobile, Inc.(14)	Software	1,692,047 Preferred Stock Warrants		19	2
Weblinc Corporation(2)(14)	Software	195,122 Preferred Stock Warrants		42	42
xAd, Inc.(2)(14)	Software	4,343,350 Preferred Stock Warrants		177	177
Total Non-Affiliate Warrants – Technology				3,962	6,170
Non-Affiliate Warrants – Cleantech – 0.1%(8)
Renmatix, Inc.(14)	Alternative Energy	53,022 Preferred Stock Warrants		68	—
Tigo Energy, Inc.(2)(14)	Energy Efficiency	804,604 Preferred Stock Warrants		100	117
Total Non-Affiliate Warrants – Cleantech				168	117

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value
Non-Affiliate Warrants – Healthcare information and services – 0.4%(8)
LifePrint Group, Inc.(2)(14)	Diagnostics	49,000 Preferred Stock Warrants		$29	$2
ProterixBio, Inc.(2)(14)	Diagnostics	3,156 Common Stock Warrants		54	—
Singulex, Inc.(14)	Other Healthcare	294,231 Preferred Stock Warrants		44	44
Verity Solutions Group, Inc.(14)	Other Healthcare	300,360 Preferred Stock Warrants		100	62
Watermark Medical, Inc.(2)(14)	Other Healthcare	27,373 Preferred Stock Warrants		74	59
HealthEdge Software, Inc.(2)(14)	Software	110,644 Preferred Stock Warrants		46	46
Medsphere Systems Corporation(2)(14)	Software	7,097,792 Preferred Stock Warrants		60	208
Recondo Technology, Inc.(2)(14)	Software	556,796 Preferred Stock Warrants		95	207
Total Non-Affiliate Warrants – Healthcare information and services				502	628
Total Non-Affiliate Warrants				6,136	9,090
Non-Affiliate Other Investments – 5.7%(8)
Espero Pharmaceuticals, Inc.(14)	Biotechnology	Royalty Agreement		5,300	4,700
ZetrOZ, Inc.(14)	Medical Device	Royalty Agreement		305	700
Vette Technology, LLC(14)	Data Storage	Royalty Agreement Due 4/18/2019		4,226	100
Triple Double Holdings, LLC(14)	Software	License Agreement		2,200	2,200
Total Non-Affiliate Other Investments				12,031	7,700
Non-Affiliate Equity – 1.0%(8)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock		238	1,035
Revance Therapeutics, Inc.(5)	Biotechnology	5,125 Common Stock		73	183
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	13,082 Common Stock		83	49
SnagAJob.com, Inc.(14)	Consumer-related Technologies	82,974 Common Stock		9	83
TruSignal, Inc.(14)	Software	32,637 Common Stock		41	41
Total Non-Affiliate Equity				444	1,391
Total Non-Affiliate Portfolio Investment Assets				$219,303	$218,600
Affiliate Investments – 2.6%(8)
Affiliate Debt Investments – Technology – 2.5%(8)
Decisyon, Inc.(14)	Software	Term Loan (13.678% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 1/1/20)	$1,523	$1,522	$1,449
		Term Loan (13.678% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 1/1/20)	833	771	735
		Term Loan (12.02% PIK, Due 4/15/19)(13)	250	250	238
		Term Loan (12.03% PIK, Due 4/15/19)(13)	250	250	238
		Term Loan (12.24% PIK, Due 4/15/19)(13)	750	750	714
Total Affiliate Debt Investments – Technology				3,543	3,374

Affiliate Warrants – Technology – 0.0%(8)
Decisyon, Inc.(14)	Software	82,967 Common Stock Warrants		46	—
Total Affiliate Warrants – Technology				46	—
Affiliate Equity – Technology – 0.1%(8)
Decisyon, Inc.(14)	Software	45,365,936 Common Stock		185	125
Total Affiliate Equity				185	125
Total Affiliate Portfolio Investment Assets				$3,774	$3,499
Total Portfolio Investment Assets – 164.4%(8)				$223,077	$222,099

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

(1)	All investments of the Company are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Key Facility.
(3)	All non-affiliate investments are investments in which the Company owns less than 5% ownership of the voting securities of the portfolio company. All affiliate investments are investments in which the Company owns 5% or more of the voting securities of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at fixed rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of December 31, 2017 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Warrants, Equity and Other Investments are non-income producing.
(8)	Value as a percent of net assets.
(9)	The Company did not have any non-qualifying assets under Section 55(a) of the 1940 Act as of December 31, 2017. Under the 1940 Act, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(10)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee the Company may pay its Advisor will be based on income that the Company has not yet received in cash.
(11)	Debt investment is on non-accrual status as of December 31, 2017.
(12)	Digital Signal Corporation, a Delaware corporation (“DSC”), made an assignment for the benefit of its creditors whereby DSC assigned all of its assets to DSC (assignment for the benefit of creditors), LLC, a Delaware limited liability company, established under Delaware law to effectuate the Assignment for the Benefit of Creditors of DSC.
(13)	Debt investment has a PIK feature.
(14)	The fair value of the investment was valued using significant unobservable inputs.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed, non-diversified, closed-end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company generally is not subject to corporate-level federal income tax on the portion of its taxable income (including net capital gains) the Company distributes to its stockholders. The Company primarily makes secured debt investments to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All of the Company’s debt investments consist of loans secured by all of, or a portion of, the applicable debtor company’s tangible and intangible assets.

On October 28, 2010, the Company completed an initial public offering (“IPO”) and its common stock trades on the Nasdaq Global Select Market under the symbol “HRZN”. The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC, a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary upon the completion of the Company’s IPO.

Horizon Credit II LLC (“Credit II”) was formed as a Delaware limited liability company on June 28, 2011, with the Company as its sole equity member. Credit II is a special purpose bankruptcy-remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit II are not available to creditors of the Company or any other entity other than Credit II’s lenders.

The Company has also established an additional wholly owned subsidiary, which is structured as a Delaware limited liability company, to hold the assets of a portfolio company acquired in connection with foreclosure or bankruptcy, which is a separate legal entity from the Company.

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. The Company has entered into an investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (the “Advisor”) under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.

Note 2. Basis of presentation and significant accounting policies

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Articles 6 and 10 of Regulation S-X (“Regulation S-X”) under the Securities Act of 1933, as amended (the “Securities Act”). In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated.

Principles of consolidation

As required under GAAP and Regulation S-X, the Company will generally consolidate its investment in a company that is an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries in its consolidated financial statements. The Company does not consolidate its non-controlling interest in HSLFI.

Use of estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of investments.

Fair value

The Company records all of its investments at fair value in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 6. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

See Note 6 for additional information regarding fair value.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt investments and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Investments

Investments are recorded at fair value. The Company’s board of directors (the “Board”) determines the fair value of the Company’s portfolio investments. The Company has the intent to hold its debt investments for the foreseeable future or until maturity or payoff.

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a debt investment becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the debt investment is placed on non-accrual status and the recognition of interest income may be discontinued. Interest payments received on non-accrual debt investments may be recognized as income, on a cash basis, or applied to principal depending upon management’s judgment at the time the debt investment is placed on non-accrual status. As of December 31, 2018, there were no debt investments on non-accrual status. As of December 31, 2017, there was one investment on non-accrual status with a cost of $3.0 million and a fair value of $2.9 million. For the year ended December 31, 2018, the Company did not receive any payments from debt investments on non-accrual status. For the year ended December 31, 2017, the Company recognized, as interest income, payments of $0.1 million received from one portfolio company whose debt investment was on non-accrual status. For the year ended December 31, 2016, the Company did not recognize interest income from debt investments on non-accrual status.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

fees. In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Debt investment origination fees, net of certain direct origination costs, are deferred and, along with unearned income, are amortized as a level-yield adjustment over the respective term of the debt investment. All other income is recognized when earned. Fees for counterparty debt investment commitments with multiple debt investments are allocated to each debt investment based upon each debt investment’s relative fair value. When a debt investment is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the debt investment is returned to accrual status.

Certain debt investment agreements also require the borrower to make an ETP, that is accrued into interest receivable and taken into income over the life of the debt investment to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay the ETP when due. The proportion of the Company’s total investment income that resulted from the portion of ETPs not received in cash for the years ended December 31, 2018, 2017 and 2016 was 6.5%, 6.0% and 10.8%, respectively.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are recorded as unearned income on the grant date. The unearned income is recognized as interest income over the contractual life of the related debt investment in accordance with the Company’s income recognition policy. Subsequent to debt investment origination, the fair value of the warrants is determined using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized appreciation or depreciation on investments. Gains and losses from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains and losses on investments.

Distributions from HSLFI are evaluated at the time of distribution to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from HSLFI as dividend income unless there are sufficient accumulated tax-basis earnings and profit in HSLFI prior to distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the period June 1, 2018 (the commencement of HSLFI’s operations) through December 31, 2018, HSLFI distributed $0.3 million classified as dividend income to the Company.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. The Company measures realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of the Company’s portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Debt issuance costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lenders and issuing debt securities. The unamortized balance of debt issuance costs as of December 31, 2018 and 2017 was $2.2 million and $2.1 million, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the life of the borrowings. The accumulated amortization balances as of December 31, 2018 and 2017 were $2.4 million and $1.8 million, respectively. The amortization expense for the years ended December 31, 2018, 2017 and 2016 was $0.6 million, $0.8 million and $0.6 million, respectively.

Income taxes

As a BDC, the Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

and to avoid the imposition of corporate-level income tax on the portion of its taxable income distributed to stockholders, among other things, the Company is required to meet certain source of income and asset diversification requirements and to timely distribute dividends out of assets legally available for distribution to its stockholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which generally relieves the Company from corporate-level U.S. federal income taxes. Accordingly, no provision for federal income tax has been recorded in the financial statements. Differences between taxable income and net increase in net assets resulting from operations either can be temporary, meaning they will reverse in the future, or permanent. In accordance with Topic 946, Financial Services — Investment Companies, of the Financial Accounting Standards Board’s (“FASB’s”), Accounting Standards Codification, as amended (“ASC”), permanent tax differences, such as non-deductible excise taxes paid, are reclassified from distributions in excess of net investment income and net realized loss on investments to paid-in-capital at the end of each fiscal year. These permanent book-to-tax differences are reclassified on the consolidated statements of changes in net assets to reflect their tax character but have no impact on total net assets. For the year ended December 31, 2018, the Company reclassified $0.03 million to paid-in capital from distributions in excess of net investment income, which related to excise taxes payable. For the year ended December 31, 2017, the Company reclassified $0.03 million to paid-in capital from distributions in excess of net investment income, which related to excise taxes payable. For the year ended December 31, 2016, the Company reclassified $0.1 million to paid-in capital from distributions in excess of net investment income, which related to excise taxes refunded in 2016.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and incur a 4% U.S. federal excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2018, 2017 and 2016, $0.03 million, $0.03 million and $0.1 million, respectively, was recorded for U.S. federal excise tax.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority in accordance with ASC Topic 740, Income Taxes, as modified by ASC Topic 946. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. The Company had no material uncertain tax positions at December 31, 2018 and 2017. The 2017, 2016 and 2015 tax years remain subject to examination by U.S. federal and state tax authorities.

Distributions

Distributions to common stockholders are recorded on the declaration date. The amount to be paid out as distributions is determined by the Board. Net realized capital gains, if any, may be distributed, although the Company may decide to retain such net realized gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of cash distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board declares a cash distribution, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company may use newly issued shares to implement the plan or the Company may purchase shares in the open market to fulfill its obligations under the plan.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

Stock Repurchase Program

On April 27, 2018, the Board extended a previously authorized stock repurchase program which allows the Company to repurchase up to $5.0 million of its common stock at prices below the Company’s net asset value per share as reported in its most recent consolidated financial statements. Under the repurchase program, the Company may, but is not obligated to, repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions from time to time. Any repurchases by the Company will comply with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any applicable requirements of the 1940 Act. Unless extended by the Board, the repurchase program will terminate on the earlier of June 30, 2019 or the repurchase of $5.0 million of the Company’s common stock. During the year ended December 31, 2018, the Company did not repurchase any shares of its common stock. During the year ended December 31, 2017, the Company repurchased 5,923 shares of its common stock at an average price of $9.97 on the open market at a total cost of $0.1 million. During the year ended December 31, 2016, the Company repurchased 48,160 shares of its common stock at an average price of $10.66 on the open market at a total cost of $0.5 million. From the inception of the stock repurchase program through December 31, 2018, the Company repurchased 167,465 shares of its common stock at an average price of $11.22 on the open market at a total cost of $1.9 million.

Transfers of financial assets

Assets related to transactions that do not meet the requirements under ASC Topic 860, Transfers and Servicing for sale treatment under GAAP are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by special purpose entities that are consolidated in the Company’s financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or any other affiliate of the Company).

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Recently adopted accounting pronouncements

In April 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which amends existing revenue recognition guidance to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual and interim periods beginning after December 15, 2017. As required, the Company adopted ASU 2014-09 effective January 1, 2018, and such adoption did not have an impact on the Company’s consolidated financial statements and disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which modifies disclosure requirements for the fair value measurement of Level 3 securities of public companies. This guidance is effective for annual and interim periods beginning on or after December 15, 2019 and early adoption is permitted. The Company has elected to early adopt ASU 2018-13 for the year ended

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

December 31, 2018. As a result, no significant changes were made to the Company’s disclosures in the notes to the consolidated financial statements.

Securities and Exchange Commission Disclosure Update and Simplification

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification (the “SEC Release”), amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The SEC Release is effective for all filings on or after November 5, 2018. As required, the Company adopted the SEC Release for the year ended December 31, 2018. The SEC Release required changes to the presentation of the Company’s Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Changes in Net Assets. Prior to adoption, the Company presented distributable earnings on the Consolidated Statements of Assets and Liabilities and the Consolidated Statement of Net Assets as three components: 1) distributions in excess of net investment income; 2) net unrealized depreciation on investments; and 3) net realized loss on investments. Upon adoption, the Company presents distributable earnings in total on the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Changes in Net Assets. The changes in presentation have been retrospectively applied to the Consolidated Statement of Assets and Liabilities as of December 31, 2017 and to the Consolidated Statements of Changes in Net Assets for the years ended December 31, 2017 and 2016.

The following table provides a reconciliation of previously disclosed components of distributable earnings on the Consolidated Statement of Assets and Liabilities as of December 31, 2017 to currently disclosed total distributable earnings on the Consolidated Statement of Assets and Liabilities as of December 31, 2017:

December 31, 2017
(In thousands)
Distributions in excess of net investment income	$(1,898)
Net unrealized depreciation on investments	(978)
Net realized loss on investments	(41,702)
Distributable earnings	$(44,578)

The following table provides a reconciliation of previously disclosed components of distributable earnings on the Consolidated Statement of Changes in Net Assets as of December 31, 2017 and 2016 to currently disclosed total distributable earnings on the Consolidated Statement of Assets and Liabilities as of December 31, 2017 and 2016:

	For the year ended December 31, 2017
	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Net Unrealized Appreciation on Investments	Net Realized Loss on Investments	Distributable Earnings
	(In thousands)
Net investment income, net of excise tax	$12,297	$—	$—	$12,297
Net unrealized appreciation on investments	—	18,485	—	18,485
Net realized loss on investments	—	—	(21,191)	(21,191)
Net increase in net assets resulting from operations	$12,297	$18,485	$(21,191)	$9,591

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

	For the year ended December 31, 2016
	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Net Unrealized Depreciation on Investments	Net Realized Loss on Investments	Distributable Earnings
	(In thousands)
Net investment income, net of excise tax	$17,099	$—	$—	$17,099
Net unrealized depreciation on investments	—	(14,236)	—	(14,236)
Net realized loss on investments	—	—	(7,776)	(7,776)
Net decrease in net assets resulting from operations	$17,099	$(14,236)	$(7,776)	$(4,913)

Note 3. Related party transactions

Investment Management Agreement

The Investment Management Agreement was reapproved by the Board on July 27, 2018. On October 30, 2018, the shareholders, at a special meeting of the stockholders, approved a new Investment Management Agreement to replace the existing Investment Management Agreement which will go into effect upon a change of control of the Advisor. Under the terms of the Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Advisor is a registered investment adviser with the SEC. The Advisor receives fees for providing services to the Company under the Investment Management Agreement, consisting of two components, a base management fee and an incentive fee.

Through October 30, 2018, the base management fee is calculated at an annual rate of 2.00% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage. From and after October 31, 2018, the first date on which the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act apply to the Company, the base management fee was and will be calculated at an annual rate of 2.00% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage; provided, that, to the extent the Company’s gross assets (less cash and cash equivalents) exceed $250 million, the base management fee on the amount of such excess over $250 million will be calculated at an annual rate of 1.60% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage. The base management fee is payable monthly in arrears and is prorated for any partial month.

The base management fee payable at December 31, 2018 and 2017 was $0.4 million. The base management fee expense was $4.6 million, $3.8 million and $4.7 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The incentive fee has two parts, as follows:

The first part, which is subject to the Incentive Fee Cap and Deferral Mechanism, as defined below, is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income the Company has not yet received in cash. The incentive fee with respect to the Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a hurdle rate of 1.75% (which is 7.00% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% quarterly (which is 8.75% annualized). The effect of this “catch-up” provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee up to the Incentive Fee Cap, defined below, even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

Commencing with the calendar quarter beginning July 1, 2014, the incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income (the “Incentive Fee Look-back Period”) commenced on July 1, 2014 and increased by one quarter in length at the end of each calendar quarter until June 30, 2017, after which time, the Incentive Fee Look-back Period includes the relevant calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees (collectively, the “Incentive Fee Cap and Deferral Mechanism”). The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. The Company only pays incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Management Agreement, as of the termination date), and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee. However, in accordance with GAAP, the Company is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement.

On March 6, 2018, the Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees are not subject to recoupment. During the years ended December 31, 2018 and 2017, the Advisor waived performance based incentive fees of $1.2 million and $0.1 million, respectively, which the Advisor would have otherwise earned.

The net performance based incentive fee expense was $3.2 million, $1.6 million and $2.1 million for the years ended December 31, 2018, 2017 and 2016, respectively. The incentive fee on Pre-Incentive Fee Net Investment Income was subject to the Incentive Fee Cap and Deferral Mechanism for the years ended December 31, 2018, 2017 and 2016, which resulted in $0.2 million, $1.1 million and $1.7 million, respectively, of reduced expense and additional net investment income. The performance based incentive fee payable at December 31, 2018 and 2017 was $1.0 million and $0.5 million, respectively. The entire incentive fee payable at December 31, 2018 and 2017 represented part one of the incentive fee.

Administration Agreement

The Company entered into an administration agreement (the “Administration Agreement”) with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. The administrative fee expense was $0.7 million, $0.7 million and $0.9 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments

The following table shows the Company’s investments as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Investments
Debt	$217,093	$216,401	$204,235	$203,793
Warrants	7,032	9,324	6,182	9,090
Other	11,815	7,640	12,031	7,700
Equity	1,719	1,833	629	1,516
Equity interest in HSLFI	13,262	13,243	—	—
Total investments	$250,921	$248,441	$223,077	$222,099

The following table shows the Company’s investments by industry sector as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Life Science
Biotechnology	$25,770	$25,426	$21,249	$22,694
Drug Delivery	1,590	1,584	6,918	6,860
Medical Device	47,504	47,869	37,374	37,306
Technology
Communications	11,219	10,754	19,823	19,773
Consumer-Related	21,094	22,061	11,359	12,314
Data Storage	14,132	10,036	4,226	100
Internet and Media	38,200	38,132	39,768	39,763
Materials	8,679	9,013	9,511	9,772
Networking	—	—	66	—
Power Management	545	512	1,262	1,260
Semiconductors	3,807	4,636	3,823	4,256
Software	40,942	40,912	58,516	58,744
Cleantech
Alternative Energy	68	—	68	—
Energy Efficiency	100	112	100	117
Healthcare Information and Services
Diagnostics	71	2	83	2
Other	218	172	218	165
Software	23,720	23,977	8,713	8,973
Investment funds
HSLFI	13,262	13,243	—	—
Total investments	$250,921	$248,441	$223,077	$222,099

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments  – (continued)

Horizon Secured Loan Fund I LLC

On June, 1 2018, the Company and Arena formed a joint venture, HSLFI, to make investments, either directly or indirectly through subsidiaries, primarily in secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. HSLFI was formed as a Delaware limited liability company and is not consolidated by either the Company or Arena for financial reporting purposes. Investments held by HSLFI are measured at fair value using the same valuation methodology as described in Note 6. As of December 31, 2018, HSLFI had total assets of $26.4 million. HSLFI’s portfolio consisted of debt investments in four portfolio companies as of December 31, 2018. As of December 31, 2018, the largest investment in a single portfolio company in the HSLFI’s portfolio in aggregate principal amount was $8.3 million and the four largest investments in portfolio companies in the HSLFI totaled $25.0 million. As of December 31, 2018, HSLFI had no investments on non-accrual status. HSLFI invests in portfolio companies in the same industries in which the Company may directly invest.

The Company invests cash or securities in portfolio companies in HSLFI in exchange for limited liability company equity interests in HSLFI. As of December 31, 2018, the Company and Arena each owned 50.0% of the equity interests of HSLFI. The Company had an original commitment to fund $25.0 million of equity interests in HSLFI. As of December 31, 2018, $11.7 million was unfunded. The Company’s investment in HSLFI consisted of an equity contribution of $13.3 million as of December 31, 2018.

The Company and Arena each appointed two members to HSLFI’s four-person board of managers. All material decisions with respect to HSLFI, including those involving its investment portfolio, require unanimous approval of a quorum of the board of managers. Quorum is defined as (i) the presence of two members of the board of managers; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of managers, provided that the individual that was elected, designated or appointed by the member with only one individual present will be entitled to cast two votes on each matter; or (iii) the presence of all four members of the board of managers.

Horizon Funding I, LLC (“HFI”) was formed as a Delaware limited liability company on May 9, 2018, with HSLFI as its sole member. HFI is a special purpose bankruptcy-remote entity and is a separate legal entity from HSLFI. Any assets conveyed to HFI are not available to creditors of HSLFI or any other entity other than HFI’s lenders.

In addition, on June 1, 2018, HSLFI entered into a sale and servicing agreement with HFI, as Issuer, and the Company, as Servicer, pursuant to which HSLFI will sell or contribute to HFI certain secured loans made to certain portfolio companies. HFI entered into a Note Funding Agreement (the “NYL Facility”) with several entities owned or affiliated with New York Life Insurance Company (“Noteholders”) for an aggregate purchase price of up to $100.0 million, with an accordion feature of up to $200.0 million at the mutual discretion and agreement of HSLFI and the Noteholders. The Note Funding Agreement has an investment period that ends on June 1, 2020, if not extended, followed by a five year amortization period and a scheduled final payment date of June 10, 2025, subject to any extension of the investment period. Any notes issued by HFI will be collateralized by all investments held by HFI and permit an advance rate of up to 67% of the aggregate principal amount of eligible debt investments. The interest rate on the notes issued under the NYL Facility is based on the three year USD mid-market swap rate plus a margin of between 2.75% and 3.25% depending on the rating of such notes at the time of issuance. There were no advances made by the Noteholders as of December 31, 2018.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments  – (continued)

The following table shows HSLFI’s individual investments as of December 31, 2018:

Portfolio Company(1)	Sector	Type of Investment(2)(3)(4)	Principal Amount	Cost of Investments(5)	Fair Value
(Dollars in thousands)
Debt Investments — Life science
Celsion Corporation(6)(7)(8)	Biotechnology	Term Loan (9.98% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	$2,500	$2,449	$2,449
		Term Loan (9.98% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,449	2,449
Total Debt Investments — Life science				4,898	4,898
Debt Investments — Technology
Intelepeer Holdings, Inc.(6)(7)	Communications	Term Loan (12.30% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,948	3,948
		Term Loan (12.30% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,948	3,948
New Signature US, Inc.(6)(7)(9)	Software	Term Loan (10.85% cash (Libor + 8.50%; Floor 10.50%), 3.50% ETP, Due 7/1/22)	8,250	8,098	8,098
Total Debt Investments — Technology				15,994	15,994
Debt Investments — Healthcare information and services
HealthEdge Software, Inc.(6)(7)	Software	Term Loan (10.60% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 10/1/23)	3,750	3,699	3,699
Total Debt Investments — Healthcare information and services				3,699	3,699
Total Debt Investments				24,591	24,591
Warrant Investments — Life science
Celsion Corporation(6)(7)(8)	Biotechnology	95,057 Common Stock Warrants		58	1
Total Warrant Investments — Life science				58	1
Warrant Investments — Technology
Intelepeer Holdings, Inc.(6)(7)	Communications	1,280,000 Preferred Stock Warrants		49	70
BSI Platform Holdings, LLC(6)(7)(9)	Software	412,500 Preferred Stock Warrants		57	56
Total Warrant Investments — Technology				106	126
Warrant Investments — Healthcare information and services
HealthEdge Software, Inc.(6)(7)	Software	47,418 Preferred Stock Warrants		16	16
Total Warrant Investments — Healthcare information and services				16	16
Total Warrant Investments				180	143
Total Portfolio Investment Assets				$24,771	$24,734
Short Term Investments — Money Market Funds
US Bank Money Market Deposit Account(6)				$74	$74
Total Short Term Investments — Money Market Funds				$74	$74

(1)	All investments of HSLFI are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to HSLFI’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at variable rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of December 31, 2018 is provided.
(3)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments  – (continued)

of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid.
(4)	Warrants are non-income producing.
(5)	For debt investments, represents principal balance less unearned income.
(6)	Has been pledged as collateral under the NYL Facility.
(7)	The fair value of the investment was valued using significant unobservable inputs.
(8)	Portfolio company is a public company.
(9)	New Signature US, Inc. is a subsidiary of BSI Platform Holdings, LLC.

The following table provides HSLFI’s unfunded commitments by portfolio company as of December 31, 2018:

	December 31, 2018
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
New Signature US, Inc.	$3,000	$30
Total	$3,000	$30

The following tables show certain summarized financial information for HSLFI as of December 31, 2018 and for the period June 1, 2018 through December 31, 2018:

December 31, 2018
(In thousands)
Selected Statement of Assets and Liabilities Information
Total investments at fair value (cost of $24,771)	$24,734
Cash and cash equivalents	76
Investments in money market funds	74
Interest receivable	252
Other assets	1,306
Total assets	$26,442
Other liabilities	$81
Total liabilities	81
Members’ equity	26,361
Total liabilities and members’ equity	$26,442

For the period June 1, 2018 through December 31, 2018
(In thousands)
Selected Statements of Operations Information
Interest income on investments	$689
Total expenses	$180
Net investment income	$509
Net unrealized depreciation on investments	$(37)
Net increase in net assets resulting from operations	$472

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Transactions with affiliated companies

A non-controlled affiliated company is generally a portfolio company in which the Company owns 5% or more of such portfolio company’s voting securities but not more than 25% of such portfolio company’s voting securities. Transactions related to investments in non-controlled affiliated companies for the year ended December 31, 2018 were as follows:

Portfolio Company	Fair value at December 31, 2017	Purchases	Year ended December 31, 2018				Fair value at December 31, 2018	Net realized gain/(loss)	Interest income
			Sales	Transfers in/(out) at fair value	Discount accretion	Net unrealized gain/(loss)
	(In thousands)
Decisyon, Inc.	$1,449	$—	$—	$—	$—	$15	$1,464	$—	$265
	735	—	—	—	23	6	764	—	140
	238	—	—	—	—	2	240	—	35
	238	—	—	—	—	2	240	—	34
	714	—	—	—	—	7	721	—	104
	—	300	—	—	—	(11)	289	—	20
	—	200	—	—	—	(8)	192	—	8
	125	—	—	—	—	(50)	75	—	—
StereoVision, Inc.	—	2,798	—	—	—	—	2,798	—	119
	—	791	—	—	—	—	791	—	—
Total non-controlled affiliates	$3,499	$4,089	$—	$—	$23	$(37)	$7,574	$—	$725

Transactions related to investments in non-controlled affiliated companies for the year ended December 31, 2017 were as follows:

Portfolio Company	Fair value at December 31, 2016	Purchases	Year ended December 31, 2017				Fair value at December 31, 2017	Net realized gain/(loss)	Interest income
			Sales	Transfers in at fair value	Discount accretion	Net unrealized gain/(loss)
	(In thousands)
Decisyon, Inc.(1)	$—	$—	$—	$1,440	$—	$9	$1,449	$—	$122
	—	—	—	715	16	4	735	—	63
	—	—	—	237	—	1	238	—	8
	—	—	—	237	—	1	238	—	8
	—	750	—	—	—	(36)	714	—	24
	—	—	—	125	—	—	125	—	—
Total non-controlled affiliates	$—	$750	$—	$2,754	$16	$(21)	$3,499	$—	$225

(1)	During the year ended December 31, 2017, the Company’s ownership in the portfolio company increased to five percent of the portfolio company’s voting securities.

A controlled affiliated company is generally a portfolio company in which the Company owns more than 25% of such portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions related to investments in controlled affiliated companies for the year ended December 31, 2018 were as follows:

Portfolio Company	Fair value at December 31, 2017	Purchases	Year ended December 31, 2018				Fair value at December 31, 2018	Net realized gain/(loss)	Interest income
			Distributions	Transfers in/(out) at fair value	Dividends declared	Net unrealized gain/(loss)
	(In thousands)
HSLFI(1)	$—	$13,262	$255	$—	$(255)	$(19)	$13,243	$—	$255
Total controlled affiliates	$—	$13,262	$255	$—	$(255)	$(19)	$13,243	$—	$255

(1)	The Company and Arena are the members of HSLFI, a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Transactions with affiliated companies  – (continued)

members provide cash or securities in portfolio companies to HSLFI in exchange for limited liability company equity interests. All portfolio and other material decisions regarding HSLFI must be submitted to HSLFI’s board of managers which is comprised of an equal number of managers appointed by each of the Company and Arena. Because management of HSLFI is shared equally between the Company and Arena, the Company does not believe it controls HSLFI for purposes of the 1940 Act or otherwise.

There were no transactions related to investments in controlled affiliated companies for the year ended December 31, 2017.

Note 6. Fair value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms which are engaged at the direction of the Board to assist in the valuation of each portfolio investment lacking a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with at least 25% (based on fair value) of the Company’s valuation of portfolio companies lacking readily available market quotations subject to review by an independent valuation firm.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by the

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

Board, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded such portfolio investment.

Cash and interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis and are categorized as Level 1 within the fair value hierarchy described above.

Debt investments:  The fair value of debt investments is estimated by discounting the expected future cash flows using the year end rates at which similar debt investments would be made to borrowers with similar credit ratings and for the same remaining maturities. At December 31, 2018 and 2017, the hypothetical market yields used ranged from 11% to 25% and 10% to 25%, respectively. Significant increases (decreases) in this unobservable input would result in a significantly lower (higher) fair value measurement. These assets are recorded at fair value on a recurring basis and are categorized as Level 3 within the fair value hierarchy described above.

Under certain circumstances, the Company may use an alternative technique to value debt investments that better reflects its fair value such as the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability.

Warrant investments:  The Company values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement.
•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on indices of publicly traded companies similar in nature to the underlying company issuing the warrant. A total of seven such indices are used. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement.
•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.
•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment.
•	Historical portfolio experience on cancellations and exercises of the Company’s warrants are utilized as the basis for determining the estimated time to exit of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input would result in significantly higher (lower) fair value measurement.

Under certain circumstances the Company may use an alternative technique to value warrants that better reflects the warrants’ fair value, such as an expected settlement of a warrant in the near term or a model that

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

incorporates a put feature associated with the warrant. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described above. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Equity investments:  The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement. The Company has categorized these equity investments as Level 3 within the fair value hierarchy described above. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. Therefore, the Company has categorized these equity investments as Level 1 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Other investments:  Other investments are valued based on the facts and circumstances of the underlying contractual agreement. The Company currently values these contractual agreements using a multiple probability weighted cash flow model as the contractual future cash flows contain elements of variability. Significant changes in the estimated cash flows and probability weightings would result in a significantly higher or lower fair value measurement. The Company has categorized these other investments as Level 3 within the fair value hierarchy described above. These other investments are recorded at fair value on a recurring basis.

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements of its investments as of December 31, 2018 and 2017. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining its fair value measurements.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of December 31, 2018:

December 31, 2018
Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average(1)
	(Dollars in thousands, except per share data)
Debt investments	$216,401	Discounted Expected Future Cash Flows	Hypothetical Market Yield	11% – 25%	13%
Warrant investments	7,888	Black-Scholes Valuation Model	Price Per Share Average Industry Volatility	$0.00 – $980.00 20%	$44.76 20%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 5 years	2 years
	744	Estimated Proceeds	Price Per Share	$0.21	$0.21
Other investments	7,640	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	0% – 25% 10% – 100%	19% 36%
Equity investments	1,289	Last Equity Financing	Price Per Share	$0.00 – $2.24	$0.80
Total Level 3 investments	$233,962

(1)	Weighted average is calculated by multiplying (a) the unobservable input for each investment in the investment type by (b) (1) the fair value of the related investment in the investment type divided by (2) the total fair value of the investment type.

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of December 31, 2017:

December 31, 2017
Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average(1)
	(Dollars in thousands, except per share data)
Debt investments	$200,893	Discounted Expected Future Cash Flows	Hypothetical Market Yield	10% – 25%	13%
	2,900	Liquidation Scenario	Discount Rate Marketability Discount Uncertainty Discount	18% 20% 20%	18% 20% 20%
Warrant investments	7,371	Black-Scholes Valuation Model	Price Per Share Average Industry Volatility	$0.00 – $22.38 20%	$3.69 20%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 5 years	3 years
	2	Expected Proceeds	Price Per Share	$0.001	$0.001
Other investments	7,700	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	18% – 25% 0% – 100%	19% 36%
Equity investments	249	Last Equity Financing	Price Per Share	$0.00 – $1.26	$0.54
Total Level 3 investments	$219,115

(1)	Weighted average is calculated by multiplying (a) the unobservable input for each investment in the investment type by (b) (1) the fair value of the related investment in the investment type divided by (2) the total fair value of the investment type.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

Borrowings:  The carrying amount of borrowings under the Company’s revolving credit facility (the “Key Facility”) with KeyBank National Association (“Key”) approximates fair value due to the variable interest rate of the Key Facility and is categorized as Level 2 within the fair value hierarchy described above. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. The fair value of the fixed rate 2022 Notes (as defined in Note 7) is based on the closing public share price on the date of measurement. On December 31, 2018, the closing price of the 2022 Notes on the New York Stock Exchange was $24.90 per note, or $37.2 million. Therefore, the Company has categorized this borrowing as Level 1 within the fair value hierarchy described above.

Off-balance-sheet instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Therefore, the Company has categorized these instruments as Level 3 within the fair value hierarchy described above.

The following tables detail the assets that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2018 and 2017 and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	December 31, 2018
	Level 1	Level 2	Level 3	Total
	(In thousands)
Debt investments	$—	$—	$216,401	$216,401
Warrant investments	—	692	8,632	9,324
Other investments	—	—	7,640	7,640
Equity investments	544	—	1,289	1,833
Equity interest in HSLFI(1)	—	—	—	13,243
Total investments	$544	$692	$233,962	$248,441

(1)	The fair value of Company’s equity interest in HSLFI is determined using the net asset value of the Company’s ownership interest in member’s capital.

	December 31, 2017
	Level 1	Level 2	Level 3	Total
	(In thousands)
Debt investments	$—	$—	$203,793	$203,793
Warrant investments	—	1,717	7,373	9,090
Other investments	—	—	7,700	7,700
Equity investments	1,267	—	249	1,516
Total investments	$1,267	$1,717	$219,115	$222,099

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2018:

	December 31, 2018
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$203,793	$7,373	$249	$7,700	$219,115
Purchase of investments	101,257	—	—	—	101,257
Warrants and equity received and classified as Level 3	—	1,479	1,090	—	2,569
Principal payments received on investments	(84,224)	—	—	(215)	(84,439)
Proceeds from sale of investments	(3,064)	(1,241)	—	—	(4,305)
Net realized (loss) gain on investments	(32)	578	—	—	546
Unrealized (depreciation) appreciation included in earnings	(248)	443	(50)	155	300
Other	(1,081)	—	—	—	(1,081)
Level 3 assets, end of period	$216,401	$8,632	$1,289	$7,640	$233,962

During the year ended December 31, 2018, there were no transfers in or out of Level 3 assets.

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2018 includes $0.2 million in unrealized depreciation on debt and other investments, $0.2 million in unrealized appreciation on warrant investments and $0.05 million in unrealized depreciation on equity investments.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2017:

	December 31, 2017
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$186,186	$5,857	$268	$600	$192,911
Purchase of investments	135,556	—	—	—	135,556
Warrants and equity received and classified as Level 3	—	2,355	41	—	2,396
Principal payments received on investments	(103,659)	—	—	(152)	(103,811)
Proceeds from sale of investments	—	(1,804)	—	—	(1,804)
Net realized (loss) gain on investments	(21,219)	766	—	—	(20,453)
Unrealized appreciation (depreciation) included in earnings	16,427	199	(60)	(248)	16,318
Transfer from debt investments to other investments	(7,500)	—	—	7,500	—
Other	(1,998)	—	—	—	(1,998)
Level 3 assets, end of period	$203,793	$7,373	$249	$7,700	$219,115

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

During the year ended December 31, 2017, there were no transfers in or out of Level 3 assets.

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2017 includes $0.1 million in unrealized appreciation on debt and other investments, $0.3 million in unrealized depreciation on warrant investments and $0.01 million in unrealized appreciation on equity investments.

The Company discloses fair value information about financial instruments, whether or not recognized in the consolidated statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts have been measured as of the reporting date and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

As of December 31, 2018 and 2017, all of the balances of all the Company’s financial instruments were recorded at fair value, except for the Company’s 2022 Notes, as previously described.

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change, and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new debt investments and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 7. Borrowings

The following table shows the Company’s borrowings as of December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Key Facility	$125,000	$90,500	$34,500	$95,000	$58,000	$37,000
2022 Notes	37,375	37,375	—	37,375	37,375	—
Total before debt issuance costs	162,375	127,875	34,500	132,375	95,375	37,000
Unamortized debt issuance costs attributable to term borrowings	—	(1,022)	—	—	(1,300)	—
Total borrowings outstanding, net	$162,375	$126,853	$34,500	$132,375	$94,075	$37,000

Currently, with certain limited exceptions, as a BDC, the Company is only allowed to borrow amounts such that the Company’s asset coverage, as defined in the 1940 Act, is at least 150% after such borrowings. As of December 31, 2018, the asset coverage for borrowed amounts was 205%.

On March 23, 2018, President Trump signed into law the Small Business Credit Availability Act as part of an omnibus spending bill, which, among other things, amends the 1940 Act to reduce the minimum required asset coverage applicable to BDCs under the 1940 Act from 200% to 150% if certain approval and disclosure requirements are met. Before such reduced asset coverage requirement can apply to the Company,

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings  – (continued)

such reduced asset coverage requirement must be approved by either (a) a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board, in which case such reduced asset coverage requirement would take effect on the first anniversary of the date of such Board approval, or (b) a majority of votes cast by the stockholders of the Company at a special or annual meeting at which a quorum is present, in which case such reduced asset coverage requirement shall take effect on the day after such approval. On June 7, 2018, a “required majority” of the Board approved the reduced asset coverage requirements and separately recommended that the Company’s stockholders approve the reduced asset coverage requirements at a special meeting of the Company’s stockholders. The Company held a special meeting on October 30, 2018 during which the reduced asset coverage requirements were approved by stockholders. The reduced asset coverage requirements took effect October 31, 2018.

The Company entered into the Key Facility with Key effective November 4, 2013. On December 28, 2018, the Company amended the Key Facility, increasing the aggregate commitments under the Key Facility by $25 million to $125 million. The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the $125 million commitment. The Key Facility is collateralized by all debt investments and warrants held by Credit II and permits an advance rate of up to 50% of eligible debt investments held by Credit II. The Key Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the debt investments securing the Key Facility to certain criteria for qualified debt investments and includes portfolio company concentration limits as defined in the related loan agreement. The Key Facility has a revolving period that extends to April 6, 2021, followed by a two-year amortization period and is scheduled to mature on April 6, 2023. The interest rate is based upon the one-month LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. The LIBOR rate was 2.50% and 1.56% on December 31, 2018 and 2017, respectively. The average interest rate for the years ended December 31, 2018 and 2017 was 5.23% and 4.33%, respectively. The Key Facility requires the payment of an unused line fee in an amount equal to 0.50% of any unborrowed amount available under the facility annually. As of December 31, 2018 and 2017, the Company had borrowing capacity under the Key Facility of $34.5 million and $37.0 million, respectively. At December 31, 2018 and 2017, $0.9 million and $23.6 million, respectively, was available, subject to existing terms and advance rates.

On March 23, 2012, the Company issued and sold an aggregate principal amount of $30.0 million of 7.375% senior unsecured notes due in 2019 and on April 18, 2012, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $3.0 million of such notes (collectively, the “2019 Notes”). The 2019 Notes had a stated maturity of March 15, 2019 and were redeemable in whole or in part at the Company’s option at any time or from time to time at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bore interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes were the Company’s direct unsecured obligations and (i) ranked equally in right of payment with the Company’s future unsecured indebtedness; (ii) were senior in right of payment to any of the Company’s future indebtedness that expressly provided it was subordinated to the 2019 Notes; (iii) were effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that was initially unsecured to which the Company subsequently granted security), to the extent of the value of the assets securing such indebtedness, and (iv) were structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. On October 30, 2017 (the “Redemption Date”), the Company redeemed all of the issued and outstanding 2019 Notes in an aggregate principal amount of $33.0 million and paid accrued interest of $0.3 million. The Company accelerated $0.2 million of unamortized debt issuance costs related to the 2019 Notes. The 2019 Notes were delisted effective on the Redemption Date.

On September 29, 2017, the Company issued and sold an aggregate principal amount of $32.5 million of 6.25% notes due in 2022 and on October 11, 2017, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $4.9 million of such notes (collectively, the “2022 Notes”). The 2022 Notes have a stated maturity of September 15, 2022 and may be redeemed in whole or in part at

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings  – (continued)

the Company’s option at any time or from time to time on or after September 15, 2019 at a redemption price of $25 per security plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2022 Notes are the Company’s direct unsecured obligations and (i) rank equally in right of payment with the Company’s current and future unsecured indebtedness; (ii) are senior in right of payment to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) are effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, and (iv) are structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. As of December 31, 2018, the Company was in material compliance with the terms of the 2022 Notes. The 2022 Notes are listed on the New York Stock Exchange under the symbol “HTFA”.

The following table shows information about our senior securities as of December 31, 2018, 2017, 2016, 2015 and 2014:

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands, except unit data)
Credit facilities
2018	$90,500	$2,896	—	N/A
2017	$58,000	$3,973	—	N/A
2016	$63,000	$3,733	—	N/A
2015	$68,000	$4,048	—	N/A
2014	$10,000	$22,000	—	N/A
2022 Notes
2018	$37,375	$7,014	—	$25.52
2017	$37,375	$6,166	—	$25.66
2019 Notes
2018	—	—	—	—
2017	—	—	—	—
2016	$33,000	$7,127	—	$25.42
2015	$33,000	$8,342	—	$25.26
2014	$33,000	$6,667	—	$25.64
2013-1 Securitization
2018	—	—	—	—
2017	—	—	—	—
2016	—	—	—	—
2015	$14,546	$18,926	—	N/A
2014	$38,753	$5,677	—	N/A

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings  – (continued)

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands, except unit data)
Total senior securities
2018	$127,875	$2,050	—	N/A
2017	$95,375	$2,416	—	N/A
2016	$96,000	$2,450	—	N/A
2015	$115,546	$2,383	—	N/A
2014	$81,753	$2,691	—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the original cost less accumulated depreciation, amortization or impairment of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount which the holder of such class of senior security would be entitled upon the voluntary liquidation of the applicable issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of securities.
(4)	Not applicable to the Company’s credit facilities and 2013-1 Securitization because such securities are not registered for public trading.

Note 8. Federal income tax

The Company has elected to be treated as a RIC under Subchapter M of the Code and to distribute substantially all of its taxable income. Accordingly, no provision for federal, state or local income tax has been recorded in the financial statements. Taxable income differs from net increase in net assets resulting from operations primarily due to unrealized appreciation on investments as investment gains and losses are not included in taxable income until they are realized.

The following table reconciles net increase (decrease) in net assets resulting from operations to taxable income:

	Years Ended December 31,
	2018	2017	2016
	(In thousands)
Net increase (decrease) in net assets resulting from operations	$13,010	$9,591	$(4,913)
Net unrealized depreciation (appreciation) on investments	1,501	(18,485)	14,236
Other book-tax differences	199	806	(844)
Change in capital loss carry forward	(645)	21,191	7,776
Taxable income before deductions for distributions	$14,065	$13,103	$16,255

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 8. Federal income tax  – (continued)

The tax characters of distributions paid are as follows:

	Years Ended December 31,
	2018	2017	2016
	(In thousands)
Ordinary income	$13,834	$13,818	$15,759
Total	$13,834	$13,818	$15,759

The components of undistributed ordinary income earnings on a tax basis were as follows:

	As of December 31,
	2018	2017	2016
	(In thousands)
Undistributed ordinary income	$1,269	$1,036	$1,753
Long term capital loss carry forward	(41,057)	(41,702)	(20,511)
Unrealized appreciation	5,237	6,049	3,830
Unrealized depreciation	(7,717)	(7,027)	(23,293)
Other temporary differences	3,123	2,955	2,169
Total	$(39,145)	$(38,689)	$(36,052)

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and incur a 4% excise tax on such income, as required. For the years ended December 31, 2018 and 2017, the Company elected to carry forward taxable income in excess of current year distributions of $1.3 million and $1.0 million, respectively. At December 31, 2018 and 2017, a provision for excise tax of $0.03 million was recorded.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward, without expiration, and used to offset capital gains, subject to certain limitations. During the year ended December 31, 2018, the Company used $0.6 million of its capital loss carry forward to offset capital gains. During the years ended December 31, 2017 and 2016, the Company did not use any of its capital loss carry forward to offset capital gains.

For federal income tax purposes, the tax cost of investments at December 31, 2018 and 2017 was $250.9 million and $223.1 million, respectively. The gross unrealized appreciation on investments at December 31, 2018 and 2017 was $5.2 million and $6.0 million, respectively. The gross unrealized depreciation on investments at December 31, 2018 and 2017 was $7.7 million and $7.0 million, respectively.

Note 9. Financial instruments with off-balance-sheet risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $27.5 million and $33.3 million as of December 31, 2018 and 2017, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. These commitments are often subject to financial or non-financial milestones and other conditions to borrow that must be achieved before the commitment can be drawn. In addition, the commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 9. Financial instruments with off-balance-sheet risk  – (continued)

The following table provides the Company’s unfunded commitments by portfolio company as of December 31, 2018:

	December 31, 2018
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
Aerin Medical, Inc.	$5,000	$63
CSA Medical, Inc.	9,000	128
Espero Biopharma, Inc.	10,000	100
New Signature US, Inc.(1)	2,500	10
StereoVision Imaging, Inc.	1,000	—
Total	$27,500	$301

(1)	Includes the Company’s portion of HSLFI’s commitment.

The table above also provides the fair value of the Company’s unfunded commitment liability as of December 31, 2018 which totaled $0.3 million. The fair value at inception of the delay draw credit agreements is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments and is included in the Company’s consolidated statement of assets and liabilities.

Note 10. Concentrations of credit risk

The Company’s debt investments consist primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The Company’s largest debt investments may vary from year to year as new debt investments are recorded and existing debt investments are repaid. The Company’s five largest debt investments, at cost, represented 32% and 29% of total debt investments outstanding as of December 31, 2018 and 2017, respectively. No single debt investment represented more than 10% of the total debt investments as of December 31, 2018 or 2017. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments accounted for 25%, 14% and 17% of total interest and fee income on investments for the years ended December 31, 2018, 2017 and 2016, respectively.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 11. Distributions

The Company’s distributions are recorded on the declaration date. The following table summarizes the Company’s distribution activity for the years ended December 31, 2018 and 2017:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
(In thousands, except share and per share data)
Year Ended December 31, 2018
10/26/18	2/20/19	3/15/19	$0.10	$—	—	$—
10/26/18	1/17/19	2/15/19	0.10	1,139	1,166	15
10/26/18	12/18/18	1/15/19	0.10	1,140	1,125	13
7/27/18	11/19/18	12/14/18	0.10	1,139	1,222	14
7/27/18	10/18/18	11/15/18	0.10	1,138	1,255	15
7/27/18	9/18/18	10/16/18	0.10	1,138	1,253	15
4/27/18	8/17/18	9/14/18	0.10	1,139	1,212	14
4/27/18	7/19/18	8/15/18	0.10	1,139	1,202	14
4/27/18	6/19/18	7/17/18	0.10	1,140	1,221	13
3/1/18	5/17/18	6/15/18	0.10	1,140	1,271	13
3/1/18	4/19/18	5/15/18	0.10	1,140	1,287	13
3/1/18	3/19/18	4/17/18	0.10	1,139	1,255	13
			$1.20	$12,531	13,469	$152
Year Ended December 31, 2017
10/27/17	2/21/18	3/15/18	$0.10	$1,138	1,241	$14
10/27/17	1/22/18	2/15/18	0.10	1,139	1,185	13
10/27/17	12/20/17	1/17/18	0.10	1,139	1,119	13
7/28/17	11/20/17	12/15/17	0.10	1,139	1,227	13
7/28/17	10/19/17	11/15/17	0.10	1,139	1,195	13
7/28/17	9/20/17	10/16/17	0.10	1,138	1,205	14
4/27/17	8/18/17	9/15/17	0.10	1,140	1,199	13
4/27/17	7/20/17	8/15/17	0.10	1,140	1,159	12
4/27/17	6/20/17	7/14/17	0.10	1,138	1,164	13
3/3/17	5/19/17	6/15/17	0.10	1,137	1,202	14
3/3/17	4/21/17	5/16/17	0.10	1,137	1,287	15
3/3/17	3/20/17	4/18/17	0.10	1,134	1,510	18
			$1.20	$13,658	14,693	$165

On March 1, 2019, the Board declared monthly distributions per share, payable as set forth in the following table:

Ex-Dividend Date	Record Date	Payment Date	Distributions Declared
May 16, 2019	May 17, 2019	June 17, 2019	$0.10
April 17, 2019	April 18, 2019	May 15, 2019	$0.10
March 18, 2019	March 19, 2019	April 16, 2019	$0.10

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 11. Distributions  – (continued)

After paying distributions of $1.10 per share deemed paid for tax purposes in 2018, declaring on October 26, 2018 a distribution of $0.10 per share payable January 15, 2019, and taxable earnings of $1.22 per share in 2018, the Company’s undistributed spillover income as of December 31, 2018 was $0.11 per share. Spillover income includes any ordinary income and net capital gains from the preceding tax years that were not distributed during such tax years.

Note 12. Subsequent event

On March 5, 2019, the Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2019 and ending on December 31, 2019. Such waived incentive fees will not be subject to recoupment.

Note 13. Financial highlights

The following table shows financial highlights for the Company:

	Years Ended December 31,
	2018	2017	2016	2015	2014
	(In thousands, except share and per share data)
Per share data:
Net asset value at beginning of period	$11.72	$12.09	$13.85	$14.36	$14.14
Net investment income	1.20	1.07	1.48	1.25	1.11
Realized gain (loss) on investments	0.06	(1.84)	(0.67)	(0.15)	(0.37)
Unrealized (depreciation) appreciation on investments	(0.13)	1.60	(1.24)	(0.04)	0.86
Net increase (decrease) in net assets resulting from operations	1.13	0.83	(0.43)	1.06	1.60
Net dilution from issuance of common stock	—	—	—	(0.18)	—
Distributions declared(1)	(1.20)	(1.20)	(1.34)	(1.38)	(1.38)
From net investment income	(1.20)	(1.20)	(1.34)	(1.38)	(1.38)
From net realized gain on investments	—	—	—	—	—
Return of capital	—	—	—	—	—
Net accretion from repurchase of common stock	—	—	0.01	0.02	—
Other(2)	(0.01)	—	—	(0.03)	—
Net asset value at end of period	$11.64	$11.72	$12.09	$13.85	$14.36
Per share market value, beginning of period	$11.22	$10.53	$11.73	$13.99	$14.21
Per share market value, end of period	11.25	11.22	10.53	11.73	13.99
Total return based on a market value(3)	11.0%	17.9%	1.5%	(6.3)%	8.2%
Shares outstanding at end of period	11,535,129	11,520,406	11,510,424	11,535,212	9,628,124
Ratios, net of waivers, to average net assets:
Expenses without incentive fees	10.4%	8.6%	9.2%	8.6%	13.3%
Incentive fees	2.4%	1.2%	1.4%	2.2%	1.5%
Net expenses	12.8%	9.8%	10.6%	10.8%	14.8%
Net investment income with incentive fees	10.3%	9.0%	11.4%	8.9%	7.8%
Ratios, without waivers, to average net assets:
Expenses without incentive fees(4)	10.4%	8.6%	9.2%	8.9%	13.5%
Incentive fees(4)	3.3%	1.3%	1.4%	2.2%	1.5%
Net expenses(4)	13.7%	9.9%	10.6%	11.1%	15.0%
Net investment income with incentive fees(4)	9.4%	8.9%	11.4%	8.7%	7.5%
Net assets at the end of the period	$134,257	$135,075	$139,192	$159,751	$138,248
Average net asset value	$134,364	$137,293	$150,612	$157,612	$137,848
Average debt per share	$8.62	$6.60	$8.91	$7.87	$10.68
Portfolio turnover ratio	50.4%	79.4%	27.1%	56.1%	46.5%

(1)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP due to (i) changes in unrealized

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 13. Financial highlights  – (continued)

appreciation and depreciation, (ii) temporary and permanent differences in income and expense recognition, and (iii) the amount of spillover income carried over from a given tax year for distribution in the following tax year. The final determination of taxable income for each tax year, as well as the tax attributes for distributions in such tax year, will be made after the close of the tax year.
(2)	Includes the impact of the different share amounts as a result of calculating per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	The total return equals the change in the ending market value over the beginning of period price per share plus distributions paid per share during the period, divided by the beginning price.
(4)	During the years ended December 31, 2018, 2017 and 2014, the Advisor waived $1.2 million, $0.1 million and $0.1 million of incentive fee. During the years ended December 31, 2015 and 2014, the Advisor waived $0.3 million and $0.2 million, respectively, of base management fee.

Note 14. Summarized financial information for HSLFI

Horizon Secured Loan Fund I

Statements of Assets and Liabilities
(Dollars in thousands)

December 31, 2018
Assets
Investments at fair value (cost of $24,771)	$24,734
Cash and cash equivalents	76
Investments in money market funds	74
Interest receivable	252
Other assets	1,306
Total assets	$26,442
Liabilities
Other liabilities	$81
Total liabilities	81
Commitments and contingencies
Members’ Capital
Members’ capital	26,361
Total members’ capital	26,361
Total liabilities and members’ capital	$26,442

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 14. Summarized financial information for HSLFI  – (continued)

Horizon Secured Loan Fund I

Statements of Assets and Liabilities
(Dollars in thousands)

For the period June 1, 2018 through December 31, 2018
Investment income
Interest income	$689
Total investment income	689
Expenses
Interest expense	140
General and administrative	40
Total expenses	180
Net investment income	509
Net unrealized depreciation on investments
Net unrealized depreciation on investments	(37)
Net unrealized depreciation on investments	(37)
Net increase in net assets resulting from operations	$472

Commitments and contingencies

The following table provides HSLFI’s unfunded commitments by portfolio company as of December 31, 2018:

	December 31, 2018
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
New Signature US, Inc.	$3,000	$30
Total	$3,000	$30

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 15. Selected quarterly financial data (unaudited)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
	(In thousands, except per share data)
Total investment income	$8,805	$7,797	$7,313	$7,175
Net investment income	$3,964	$3,402	$3,290	$3,210
Net realized and unrealized (loss) gain	$(746)	$857	$(360)	$(607)
Net increase in net asset resulting from operations	$3,218	$4,259	$2,930	$2,603
Net investment income per share(1)	$0.34	$0.30	$0.29	$0.28
Net increase in net assets per share(1)	$0.28	$0.37	$0.25	$0.23
Net asset value per share at period end(2)	$11.64	$11.66	$11.60	$11.65

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(In thousands, except per share data)
Total investment income	$6,163	$6,774	$5,878	$6,962
Net investment income	$2,379	$3,797	$2,754	$3,367
Net realized and unrealized gain (loss)	$117	$(1,088)	$(2,021)	$286
Net increase in net asset resulting from operations	$2,496	$2,709	$733	$3,653
Net investment income per share(1)	$0.21	$0.33	$0.24	$0.29
Net increase in net assets per share(1)	$0.21	$0.24	$0.06	$0.32
Net asset value per share at period end(2)	$11.72	$11.81	$11.87	$12.11

(1)	Based on weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.

PROSPECTUS

$250,000,000

Horizon Technology Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

We are a non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by Horizon Technology Finance Management LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We make secured debt investments to development-stage companies in the technology, life science, healthcare information and services and cleantech industries.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.”

We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock or warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (2) to the extent such an offer or sale is approved by our stockholders and by our board of directors (our “Board”); or (3) under such other circumstances as may be permitted under the 1940 Act or by the Securities and Exchange Commission (the “SEC”).

Our common stock is listed on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “HRZN”. In addition, our 6.25% Notes due 2022 trade on the New York Stock Exchange under the ticker symbol “HTFA”. On August 9, 2018, the last reported sale price of a share of our common stock on Nasdaq was $11.39. The net asset value per share of our common stock at June 30, 2018 (the last date prior to the date of this prospectus on which we determined net asset value) was $11.60.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this public offering. See “Risk Factors — Risks related to our offering under this prospectus — Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, which is separate and distinct from the risk that our net asset value per share may decline” on page 42 for more information.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities and should be retained for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at www.horizontechfinance.com and intend to make all of the foregoing information available, free of charge, on or through our website. You may also obtain such information by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling us collect at (860) 676-8654. The SEC maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities is highly speculative and involves a high degree of risk, and you could lose your entire investment if any of the risks occur. For more information regarding these risks, including the risk of leverage, please see “Risk Factors” beginning on page 17. The individual securities in which we invest will not be rated by any rating agency. If they were, they would be rated as below investment grade or “junk.” Indebtedness of below investment grade quality has predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is August 10, 2018

You should rely only on the information contained in this prospectus or any accompanying supplement to this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will update this prospectus to reflect material changes to the information contained herein.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Where You Can Find More Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Company” refer to our predecessor Compass Horizon Funding Company, LLC and its consolidated subsidiary prior to our initial public offering, or IPO, and to Horizon Technology Finance Corporation and its consolidated subsidiaries after the IPO. The terms our “Advisor” and our “Administrator” refer to Horizon Technology Finance Management, LLC, a Delaware limited liability company, and, where the context requires, Horizon Technology Finance, LLC, or “HTF”, our Advisor’s predecessor.

Our company

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries, which we refer to collectively as our “Target Industries.” Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We are focused on making secured debt investments, which we refer to as “Venture Loans,” to venture capital backed companies in our Target Industries, which we refer to as “Venture Lending.” We also selectively provide Venture Loans to publicly traded companies in our Target Industries. Our debt investments are typically secured by first liens or first liens behind a secured revolving line of credit, or “Senior Term Loans.” Venture Lending is typically characterized by (1) the making of a secured debt investment after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (2) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (3) the relatively rapid amortization of the Venture Loan and (4) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and do, finance a portion of our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, after such borrowing equals at least 200% through June 6, 2019 (or, if earlier, the day on which we receive stockholder approval of the application of the reduced asset coverage requirement to us) and 150% thereafter, subject to certain disclosure requirements. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally do not have to pay corporate-level federal income taxes on our investment company taxable income and our net capital gain that we distribute to our stockholders as long as we meet certain source-of-income, distribution, asset diversification and other requirements.

We are externally managed and advised by our Advisor. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Our advisor

Our investment activities are managed by our Advisor, and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation of our Advisor, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers including Robert D. Pomeroy, Jr., our Chief Executive Officer, Gerald A. Michaud, our President, Daniel R. Trolio, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer, and Daniel S. Devorsetz, our Senior Vice President and Chief Investment Officer.

Our strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. To further implement our business strategy, we expect our Advisor to continue to employ the following core strategies:

•	Structured investments in the venture capital and private and public equity markets. We make loans to development-stage companies within our Target Industries typically in the form of secured loans. The secured debt structure provides a lower risk strategy, as compared to equity or unsecured debt investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current-pay interest and amortization of principal and have a senior position to equity and unsecured debt in the borrower’s capital structure in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our debt investments primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the debt investment upon a default. Only the potential gains from warrants depend upon equity investment exits.
•	“Enterprise value” lending. We and our Advisor take an enterprise value approach to structuring and underwriting loans. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the applicable portfolio company’s particular technology, service or customer base. We secure our lien position against the enterprise value of each portfolio company.
•	Creative products with attractive risk-adjusted pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include funds for additional development “runways”, funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current-pay interest, commitment fees, end-of-term payments, or ETPs, pre-payment fees, success fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ financing requirements while mitigating risk and maximizing returns on our investments.
•	Opportunity for enhanced returns. To enhance our debt investment portfolio returns, in addition to interest and fees, we frequently obtain warrants to purchase the equity of our portfolio companies as additional consideration for making debt investments. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors.

•	Direct origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.
•	Disciplined and balanced underwriting and portfolio management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area by quarterly reviewing each criteria and, in the event there is an overconcentration, seeking investment opportunities to reduce such overconcentration. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans. For public companies, our Advisor typically relies on publicly reported quarterly financials.
•	Use of leverage. We use leverage to increase returns on equity through our credit facility, or the Key Facility, provided by KeyBank National Association, or Key, and our 6.25% notes due 2022, or the 2022 Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and capital resources” for additional information about our use of leverage. In addition, we may issue additional debt securities or preferred stock in one or more series in the future, the specific terms of which will be described in the particular prospectus supplement relating to that series. See “Description of Debt Securities That We May Issue” and “Description of Preferred Stock That We May Issue” for additional information about the debt securities or preferred stock we may issue.

Market opportunity

We focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services and cleantech. The technology sectors we focus on include communications, networking, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include biotechnology, drug discovery, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include diagnostics, electronic medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include alternative energy, power management, energy efficiency, green building materials and waste recycling. We refer to all of these companies as “technology-related” companies because the companies are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We intend, under normal market conditions, to invest at least 80% of the value of our total assets in such companies.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the high degree of risk associated with lending to development-stage companies. Potential benefits include:

•	interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions;
•	the debt investment support provided by cash proceeds from equity capital invested by venture capital and private equity firms or access to public equity markets to access capital;
•	relatively rapid amortization of principal;

•	senior ranking to equity and collateralization of debt investments to minimize potential loss of capital; and
•	potential equity appreciation through warrants.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as it:

•	is typically less dilutive to the equity holders than additional equity financing;
•	extends the time period during which a portfolio company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and
•	allows portfolio companies to better match cash sources with uses.

Competitive strengths

We believe that we, together with our Advisor, possess significant competitive strengths, which include the following:

•	Consistently execute commitments and close transactions. Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and managing Venture Loans. Our Advisor and its predecessor have directly originated, underwritten and managed Venture Loans with an aggregate original principal amount over $1.5 billion to more than 230 companies since operations commenced in 2004.
•	Robust direct origination capabilities. Our Advisor has significant experience originating Venture Loans in our Target Industries. This experience has given our Advisor a deep knowledge of our Target Industries and an extensive base of transaction sources and references.
•	Highly experienced and cohesive management team. Our Advisor’s senior management team of experienced professionals has been together since our inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.
•	Relationships with venture capital and private equity investors. Our Advisor has developed strong relationships with venture capital and private equity firms and their partners.
•	Well-known brand name. Our Advisor has originated Venture Loans to more than 230 companies in our Target Industries under the “Horizon Technology Finance” brand.

Our portfolio

From the commencement of operations of our predecessor on March 4, 2008 through June 30, 2018, we funded debt investments to 163 portfolio companies and invested $1.02 billion in debt investments. As of June 30, 2018, our debt investment portfolio consisted of 33 debt investments with an aggregate fair value of $203.5 million. As of June 30, 2018, 98.3%, or $200.0 million, of our debt investment portfolio at fair value consisted of Senior Term Loans. As of June 30, 2018, our net assets were $133.8 million, and all of our debt investments were secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments in our portfolio are generally not rated by any rating agency. If the individual debt investments in our portfolio were rated, they would be rated below “investment grade”. Debt investments that are unrated or rated below investment grade are sometimes referred to as “junk bonds” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

For the six months ended June 30, 2018, our dollar-weighted annualized yield on average debt investments (excluding any yield from warrants, equity, other investments and Horizon Secured Loan Fund I LLC, or HSLFI) was 14.8%. We calculate the dollar-weighted yield on average debt investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average debt investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

For the six months ended June 30, 2018, our investment portfolio (including any yield from warrants, equity and other investments but excluding any yield from HSLFI) had an overall total yield of 13.5%. We calculate the dollar-weighted yield on average investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of investments outstanding (excluding HSLFI) on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

As of June 30, 2018, our debt investments had a dollar-weighted average term of 47 months from inception and a dollar-weighted average remaining term of 36 months. As of June 30, 2018, substantially all of our debt investments had an original committed principal amount of between $3 million and $20 million, repayment terms of between 18 and 60 months and bore current pay interest at annual interest rates of between 9% and 14%.

For the six months ended June 30, 2018, our total return based on market value was (4.8)%. Total return based on market value is calculated as (x) the sum of (i) the closing sales price of our common stock on the last day of the period plus (ii) the aggregate amount of distributions paid per share during the period, less (iii) the closing sales price of our common stock on the first day of the period, divided by (y) the closing sales price of our common stock on the first day of the period.

In addition to our debt investments, as of June 30, 2018, we held warrants to purchase stock, predominantly preferred stock, in 69 portfolio companies, equity positions in eight portfolio companies and success fee arrangements in seven portfolio companies.

Risk factors

The values of our assets, as well as the market price of our shares, fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in us involves other risks, including the following:

•	Our investment strategy focuses on investments in development-stage companies in our Target Industries, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and would be rated below “investment grade” if rated;
•	We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel;
•	We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline;
•	If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level federal income tax;
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital, which may expose us to additional risks;
•	We have not yet identified many of the potential investment opportunities for our portfolio that we will invest in with the proceeds of an offering under this prospectus;
•	If our investments do not meet our performance expectations, you may not receive distributions;
•	Most of our portfolio companies will need additional capital, which may not be readily available;
•	Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition;

•	We cannot assure you that the market price of shares of our common stock will not decline following an offering;
•	Subsequent sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock;
•	Our common stock price may be volatile and may decrease substantially;
•	We may invest the net proceeds from an offering in ways with which you may not agree including, without limitation, to reduce debt, to pay Company expenses or to make distributions to stockholders;
•	Your interest in us may be diluted if you do not fully exercise subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares;
•	Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering;
•	If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material;
•	There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time;
•	A portion of distributions paid to you may represent a return of capital (which is the return of your original investment in us, after subtracting sales load, fees and expenses directly or indirectly paid by you) rather than a distribution from earnings or profits, reducing your basis in our stock for U.S. federal income tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value;
•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, which is separate and distinct from the risk that our net asset value per share may decline;
•	Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan, or DRIP;
•	The trading market or market value of publicly issued debt securities that we may issue may fluctuate;
•	The securities in which we invest generally will have no market price and we value them based on estimates. Our valuations are inherently uncertain and may differ materially from the values that would be assessed if a ready market for these securities existed;
•	Our investments in securities with deferred payment features may represent a higher credit risk than debt investments requiring payments of all principal and accrued interest at regular intervals over the life of the debt investments, as such features increase the risk that we will not receive a portion of the amount due at maturity and may make it difficult for us to identify and address developing problems with borrowers in terms of their ability to repay us;
•	Terms relating to redemption may materially adversely affect return on any debt securities that we may issue;
•	Credit ratings provided by third party credit rating agencies may not reflect all risks of an investment in any debt securities that we may issue; and
•	If we are unable to comply with the covenants or restrictions in the Key Facility, make payments when due thereunder or make payments pursuant to our 2022 Notes, our business could be materially adversely affected.

See “Risk Factors” beginning on page 17 and the other information included in this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our securities.

Company information

Our administrative and executive offices and those of our Advisor are located at 312 Farmington Avenue, Farmington, Connecticut 06032, and our telephone number is (860) 676-8654. Our corporate website is located at www.horizontechfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

OFFERINGS

We may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. Any debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus.

We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of proceeds
We intend to use the net proceeds from selling our securities to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for working capital and general corporate purposes.
Listing
Our common stock is traded on Nasdaq under the symbol “HRZN.” Our 2022 Notes trade on the New York Stock Exchange, or NYSE, under the ticker symbol “HTFA.”
Distributions
We intend to continue to pay monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), maintenance of RIC status and such other factors as our Board may deem relevant from time to time.
To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our common stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.
Taxation
We have elected to be treated as a RIC. Accordingly, we generally will not incur corporate-level income taxes on any investment company taxable income determined without regard to any deductions for dividends paid and net capital gains that we distribute as dividends for U.S. federal income tax purposes to our stockholders. To maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount generally equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid.

Leverage
We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, after such borrowing equals at least 200% through June 6, 2019 (or, if earlier, the day on which we receive stockholder approval of the application of the reduced asset coverage requirement to us) and 150% thereafter, subject to certain disclosure requirements.
Trading at a discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.
Dividend Reinvestment Plan
We have adopted a DRIP for our stockholders. The dividend reinvestment plan is an “opt out” DRIP. As a result, distributions to our stockholders are automatically reinvested in additional shares of our common stock, unless a stockholder specifically “opts out” of the DRIP so as to receive cash distributions. Stockholders who receive distributions in the form of stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Sales of common stock below net asset value
In the event we offer common stock or warrants or rights to acquire such common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (2) to the extent such an offer or sale is approved by stockholders holding a majority of our outstanding securities and our Board; or (3) under such other circumstances as may be permitted under the 1940 Act or by the SEC. For purposes of (2) above, a “majority” of outstanding securities is defined in the 1940 Act as (i) 67% or more of the voting securities present at a stockholders’ meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy; or (ii) 50% of our outstanding voting securities, whichever is less.
Certain anti-takeover provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Common Stock That We May Issue.”

Investment Management Agreement
Under an amended and restated investment agreement, or the Investment Management Agreement, subject to the overall supervision of our Board, our Advisor manages our day-to-day operations and provides investment advisory services to us. For providing these services, our Advisor receives a base management fee from us, paid monthly in arrears, at an annual rate of 2.00% of (i) our gross assets, including any assets acquired with the proceeds of leverage less (ii) assets consisting of cash and cash equivalents.
The Investment Management Agreement also provides that our Advisor may be entitled to an incentive fee under certain circumstances. The incentive fee has two parts, which are independent of each other, with the result that one part may be payable even if the other is not. Under the first part, subject to a “Fee Cap and Deferral Mechanism”, we pay our Advisor quarterly in arrears 20.00% of Pre-Incentive Fee Net Investment Income which exceeds 1.75% (7.00% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” feature.
For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).
The incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income, or the Incentive Fee Look-back Period, includes the relevant calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap, or the Incentive Fee Cap, and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees, or collectively, the Incentive Fee Cap and Deferral Mechanism. The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. We only pay incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. Cumulative Pre-Incentive Fee Net Return during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.
Under the second part of the incentive fee, we pay our Advisor at the end of each calendar year 20.00% of our realized capital gains, if any, from October 28, 2010 through the end of that calendar year, computed net of all realized capital losses and all unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee. The second part of the incentive fee is not subject to any minimum return to stockholders. The Investment Management Agreement may be terminated by either party without penalty by delivering written notice to the other party upon not more than 60 days’ written notice. See “Investment Management and Administration Agreements — Investment Management Agreement.”
Administration Agreement
We reimburse our Administrator for the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement, or the Administration Agreement, including furnishing rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See “Investment Management and Administration Agreements — Administration Agreement.”
Available information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. You may also obtain such information by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032 or by calling us at (860) 676-8654. We intend to provide much of the same information on our website at www.horizontechfinance.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)%
Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)(4)
Base Management Fee	3.64	%(5)
Incentive Fee Payable Under the Investment Management Agreement	2.32	%(6)
Interest Payments on Borrowed Funds	4.96	%(7)
Other Expenses (estimated for the current fiscal year)	2.14	%(8)
Total Annual Expenses (estimated)	13.06	%(5)(9)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by the stockholders.
(3)	The expenses of the DRIP are included in “Other Expenses” in the table. For instance, if a participant directs the plan administrator to sell part or all of the shares held by the plan administrator in the participant’s account and to remit the proceeds of such sale to the participant, then the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share trading fee from such proceeds. See “Dividend Reinvestment Plan.”
(4)	Net Assets Attributable to Common Stock is based on our net assets at June 30, 2018.
(5)	Our base management fee under the Investment Management Agreement is based on our gross assets, less cash and cash equivalents, which includes assets acquired using leverage, including any leverage incurred under this prospectus, and is payable monthly in arrears. The management fee referenced in the table above is based on our gross assets, less cash and cash equivalents, of $232 million as of June 30, 2018, including assets to be or will be acquired using leverage over the next twelve months, which management estimates will be in the amount of $14 million. See “Investment Management and Administration Agreements — Investment Management Agreement.”
(6)	Our incentive fee payable under the Investment Management Agreement consists of two parts:

The first part, which is payable quarterly in arrears, subject to a “Fee Cap and Deferral Mechanism,” equals 20.00% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 1.75% quarterly (7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a “catch-up,” 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% quarterly (8.75% annualized). The effect of this “catch-up” provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20.00% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash.

The second part of the incentive fee equals 20.00% of our Incentive Fee Capital Gains, if any. Incentive Fee Capital Gains are our realized capital gains on a cumulative basis from the date of our election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Management and Administration Agreements — Investment Management Agreement.”

The incentive payable to our Advisor represents our estimated annual expense incurred under the first part of the incentive fee payable under the Investment Management Agreement over the next twelve months. As of June 30, 2018, our cumulative realized capital gains and unrealized capital appreciation did not exceed our cumulative realized capital losses and unrealized capital depreciation. Given our strategy of investing primarily in Venture Loans, which are fixed-income assets, we believe it is unlikely that our cumulative realized capital gains and unrealized capital appreciation will exceed our cumulative realized capital losses and unrealized capital depreciation in the next twelve months. Consequently, we do not expect to incur any Incentive Fee Capital Gains during the next twelve months. As we cannot predict the occurrence of any capital gains from the portfolio, we have assumed no Incentive Fee Capital Gains.

(7)	Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases in debt levels over the next twelve months.
(8)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Investment Management and Administration Agreements — Administration Agreement.” “Other Expenses” are based on estimated amounts to be incurred during the current fiscal year.
(9)	“Total Annual Expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and estimated offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$125	$347	$533	$884

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher.

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock assuming a 5% annual return derived entirely from capital gains.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (assumes return from only realized capital gains and thus subject to the capital gains incentive fee)	$113	$318	$496	$845

See “Investment Management and Administration Agreements — Investment Management Agreement — Examples of Incentive Fee Calculation” for additional information regarding the calculation of incentive fees. In addition, while the examples assume reinvestment of all dividends and other distributions at net asset value, participants in our DRIP receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of Horizon Technology Finance Corporation as of December 31, 2017, 2016, 2015, 2014 and 2013, and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 are derived from the consolidated financial statements that have been audited by RSM US LLP, an independent registered public accounting firm. Interim financial information as of and for the six months ended June 30, 2018 and 2017 is derived from our unaudited consolidated financial statements, and in the opinion of management, reflects all adjustments (consisting of only normal recurring adjustments) that are necessary to present fairly the results of such interim periods. These selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	As of and for the six months ended June 30,		As of and for the years ended December 31,
(In thousands, except per share data)	2018	2017	2017	2016	2015	2014	2013
Statement of Operations Data:
Total investment income	$14,488	$12,841	$25,777	$32,984	$31,110	$31,254	$33,643
Base management fee	2,202	1,862	3,786	4,727	4,747	4,648	5,353
Performance based incentive fee	1,527	836	1,714	2,126	3,501	2,112	3,318
All other expenses	4,418	4,022	8,034	9,119	9,212	13,962	11,605
Base management and performance based incentive fees waived	(159)	—	(79)	—	(346)	(345)	(144)
Net investment income before excise tax	6,500	6,121	12,322	17,012	13,996	10,877	13,511
Provision (credit) for excise tax	—	—	25	(87)	—	160	240
Net investment income	6,500	6,121	12,297	17,099	13,996	10,717	13,271
Net realized loss on investments	(302)	(10,670)	(21,191)	(7,776)	(1,650)	(3,576)	(7,509)
Net unrealized (depreciation) appreciation on investments	(665)	8,934	18,485	(14,236)	(490)	8,289	(2,254)
Net increase (decrease) in net assets resulting from operations	5,533	4,385	9,591	(4,913)	11,856	15,430	3,508
Dollar amount of distributions declared	$6,916	$6,911	$13,823	$15,403	$15,793	$13,282	$13,236
Per Share Data:
Net asset value	$11.60	$11.87	$11.72	$12.09	$13.85	$14.36	$14.14
Net investment income	0.56	0.53	1.07	1.48	1.25	1.11	1.38
Net realized loss on investments	(0.03)	(0.93)	(1.84)	(0.67)	(0.15)	(0.37)	(0.78)
Net change in unrealized (depreciation) appreciation on investments	(0.05)	0.78	1.60	(1.24)	(0.04)	0.86	(0.23)
Net increase (decrease) in net assets resulting from operations	0.48	0.38	0.83	(0.43)	1.06	1.60	0.37
Per share distributions declared	0.60	0.60	1.20	1.335	$1.38	$1.38	$1.38
Statement of Assets and Liabilities Data at Period End:
Investments, at fair value	$226,467	$179,084	$222,099	$194,003	$250,267	$205,101	$221,284
Other assets	16,859	18,033	12,047	45,249	31,221	20,095	42,453
Total assets	243,326	197,117	234,146	239,252	281,488	225,196	263,737
Borrowings	104,214	55,691	94,075	95,597	115,546	81,753	122,343
Total liabilities	109,555	60,355	99,071	100,060	121,737	86,948	127,902
Total net assets	$133,771	$136,762	$135,075	$139,192	$159,751	$138,248	$135,835
Other data:
Weighted annualized yield on income producing investments at fair value	14.8%	15.1%	15.1%	14.9%	14.2%	15.3%	14.4%
Weighted annualized yield on all portfolio investments at fair value (excluding equity interest in HSLFI)	13.5%	14.1%	14.0%	14.4%	13.7%	14.8%	14.1%
Number of portfolio companies at period end:
Debt investments	33	37	33	44	52	50	49
Warrants investments	69	72	72	78	83	75	73
Equity investments	8	5	6	5	6	4	4
Other investments	4	3	4	2	1	1	1

SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following tables set forth certain quarterly financial information for each of the 10 quarters ending with the quarter ended June 30, 2018. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full fiscal year or for any future quarter.

	2018
	Q2	Q1
	(Dollar amounts in thousands, except per share data)
Total investment income	$7,313	$7,175
Net investment income	$3,290	$3,210
Net realized and unrealized loss	$(360)	$(607)
Net increase in net asset resulting from operations	$2,930	$2,603
Net investment income per share(1)	$0.29	$0.28
Net increase in net assets per share(1)	$0.25	$0.23
Net asset value per share at period end(2)	$11.60	$11.65

	2017
	Q4	Q3	Q2	Q1
	(Dollar amounts in thousands, except per share data)
Total investment income	$6,163	$6,774	$5,878	$6,962
Net investment income	$2,379	$3,797	$2,754	$3,367
Net realized and unrealized gain (loss)	$117	$(1,088)	$(2,021)	$286
Net increase in net asset resulting from operations	$2,496	$2,709	$733	$3,653
Net investment income per share(1)	$0.21	$0.33	$0.24	$0.29
Net increase in net assets per share(1)	$0.21	$0.24	$0.06	$0.32
Net asset value per share at period end(2)	$11.72	$11.81	$11.87	$12.11

	2016
	Q4	Q3	Q2	Q1
	(Dollar amounts in thousands, except per share data)
Total investment income	$6,987	$7,608	$9,092	$9,297
Net investment income	$3,815	$4,375	$4,512	$4,397
Net realized and unrealized loss	$(4,404)	$(10,018)	$(4,590)	$(3,000)
Net (decrease) increase in net asset resulting from operations	$(589)	$(5,643)	$(78)	$1,397
Net investment income per share(1)	$0.33	$0.38	$0.39	$0.38
Net (decrease) increase in net assets per share(1)	$(0.05)	$(0.49)	$(0.01)	$0.12
Net asset value per share at period end(2)	$12.09	$12.44	$13.27	$13.62

(1)	Based on the weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.

Risk Factors

Investing in our securities involves a high degree of risk. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value, or NAV, per share and the trading price of our common stock could decline, and you may lose part or all of your investment.

Risks related to our business and structure

We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel.

We do not have any employees and are dependent upon the members of our Advisor’s senior management, as well as other key personnel for the identification, evaluation, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan to originate Venture Loans in our Target Industries. Our future success depends on the continued service of the senior members of our Advisor’s management team. If our Advisor were to lose the services of any of the senior members of our Advisor’s management team, we may not be able to operate our business as we expect, and our ability to compete could be harmed, either of which could cause our business, results of operations or financial condition to suffer.

In addition, if any two of the three of Mr. Pomeroy, our Chief Executive Officer, Mr. Michaud, our President, or Mr. Trolio, our Chief Financial Officer, ceases to be actively involved with us or our Advisor, and is not replaced by an individual satisfactory to Key within 90 days, Key could, absent a waiver or cure, demand repayment of any outstanding obligations under the Key Facility. In such an event, if we do not have sufficient cash to repay our outstanding obligations, we may be required to sell investments which, due to their illiquidity, may be difficult to sell on favorable terms or at all. We may also be unable to make new investments, cover our existing obligations to extend credit or meet other obligations as they come due, which could adversely impact our results of operations.

Our future success also depends, in part, on our Advisor’s ability to identify, attract and retain sufficient numbers of highly skilled employees. If our Advisor is not successful in identifying, attracting and retaining such employees, we may not be able to operate our business as we expect. In addition, our Advisor may in the future manage investment funds with investment objectives similar to ours thereby diverting the time and attention of its investment professionals that we rely on to implement our business plan.

Our Advisor may change or be restructured.

We cannot assure you that the Advisor will remain our investment adviser or that we will continue to have access to our Advisor’s investment professionals or its relationships. We would be required to obtain shareholder approval for a new investment management agreement in the event that (1) the Advisor resigns as our investment adviser or (2) a change of control or deemed change of control of the Advisor occurs. We cannot provide assurance that a new investment management agreement or new investment adviser would provide the same or equivalent services on the same or on as favorable of terms as the Investment Management Agreement or the Advisor.

We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.

We compete for investments with a number of investment funds and other BDCs, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable these competitors to make commercial loans with interest rates that are comparable to, or lower than, the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships than us and build their market shares. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or that the Code imposes on us as a RIC. If we are not able to compete effectively, we may not be able to identify and take advantage of attractive investment opportunities that we identify and may not be able to fully invest our available capital. If this occurs, our business, financial condition and results of operations could be materially adversely affected.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Leverage is generally considered a speculative investment technique, and we intend to continue to borrow money as part of our business plan. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in us. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Liquidity and capital resources.” Lenders of senior debt securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. However, any decrease in our income would cause net income to decline more sharply than it would have had we not leveraged. This decline could adversely affect our ability to make common stock distribution payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or unable to do so at a favorable price in the event we need to do so, if we are unable to refinance any indebtedness upon maturity, and, as a result, we may suffer losses.

Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as our Advisor’s management fee is payable to our Advisor based on our gross assets less cash and cash equivalents, including those assets acquired through the use of leverage, our Advisor may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. As leverage magnifies gains, if any, on our portfolio, as discussed above, our pre-incentive fee net investment income may exceed the quarterly hurdle rate for the incentive fee on income payable pursuant to the management fee at a lower average return on our portfolio. Thus, if we incur additional leverage, the incentive fees payable to the Advisor may increase without any corresponding increase in our performance. Holders of our common stock bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee or incentive fee payable to our Advisor.

In addition to the leverage described above, in the past, we have securitized a large portion of our debt investments to generate cash for funding new investments and may seek to securitize additional debt investments in the future to the extent permitted by the 1940 Act and the risk retention rules adopted pursuant to Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. To securitize additional debt investments in the future, we may create a wholly-owned subsidiary and sell and/or contribute a pool of debt investments to such subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers, who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain all or a portion of the equity in any such securitized pool of loans. An inability to securitize part of our debt investments in the future could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, certain types of securitization transactions may expose us to greater risk of loss than would other types of financing.

On June 7, 2018, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Board approved the reduced asset coverage requirements and separately recommended that our stockholders approve the reduced asset coverage requirements at a special meeting of our stockholders, which we intend to hold in the fall of 2018. As a result, our asset coverage requirements applicable to senior securities are expected to decrease from 200% to 150% effective June 7, 2019, unless earlier approved by a majority of votes cast at the special meeting. In that case, the modified asset coverage requirements would be effective with respect to us on the day immediately following such stockholder approval.

Illustration:  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming that we employ leverage such that our asset coverage equals (1) our actual asset coverage as of June 30, 2018 and (2) 150% at various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

	Assumed Return on Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder assuming actual asset coverage as of June 30, 2018(1)	(22.62)%	(13.55)%	(4.48)%	4.58%	13.65%
Corresponding return to common stockholder assuming 150% asset coverage(2)	(41.74)%	(26.59)%	(11.45)%	3.70%	18.85%

(1)	Assumes $243 million in total assets, $105 million in outstanding debt, $134 million in net assets, and an average cost of borrowed funds of 5.72% at June 30, 2018.
(2)	Assumes $406 million in total assets, $268 million in outstanding debt, $134 million in net assets, and an average cost of borrowed funds of 5.72% at June 30, 2018.

Based on our outstanding indebtedness of $105 million as of June 30, 2018 and the average cost of borrowed funds of 5.72% as of that date, our investment portfolio would have been required to experience an annual return of at least 2.96% to cover annual interest payments on the outstanding debt. Actual interest payments may be different.

Based on an outstanding indebtedness of $268 million on an assumed 150% asset coverage ratio and an average cost of borrowed funds of 5.72%, our investment portfolio would be required to experience an annual return of at least 4.18% to cover annual interest payments on the outstanding debt. Actual interest payments may be different.

If we are unable to comply with the covenants or restrictions in the Key Facility or make payments when due thereunder, our business could be materially adversely affected.

Our Key Facility is secured by a lien on the assets of our wholly owned subsidiary, Horizon Credit II LLC, or Credit II. The breach of certain of the covenants or restrictions or our failure to make payments when due under the Key Facility, unless cured within the applicable grace period, would result in a default under the Key Facility that would permit the lender thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness and the lender may exercise rights available to them, including to the extent permitted under applicable law, the seizure of such assets without adjudication.

The Key Facility also requires Credit II and our Advisor to comply with various financial covenants, including maintenance by our Advisor of a minimum tangible net worth and limitations on the value of, and modifications to, the loan collateral that secures the Key Facility. Complying with these restrictions may prevent us from taking actions that we believe would help us to grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions, meet extraordinary capital needs or otherwise restrict corporate activities, and could result in our failing to qualify as a RIC resulting in our becoming subject to corporate-level income tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and capital resources” for additional information regarding our credit arrangements.

An event of default or acceleration under the Key Facility could also cause a cross-default or cross-acceleration of other debt instruments or contractual obligations, which would adversely impact our liquidity. We may not be granted waivers or amendments to the Key Facility if for any reason we are unable to comply with the terms of the Key Facility and we may not be able to refinance the Key Facility on terms acceptable to us, or at all.

If we are unable to obtain additional debt financing, our business could be materially adversely affected.

We may want to obtain additional debt financing, or need to do so upon maturity of the Key Facility or 2022 Notes, in order to obtain funds which may be made available for investments. We may borrow under the Key Facility until April 6, 2021. After such date, we must repay the outstanding advances under the Key Facility in accordance with its terms and conditions. All outstanding advances under the Key Facility are due and payable on April 6, 2023, unless such date is extended in accordance with the terms of the Key Facility. All outstanding amounts on our 2022 Notes are due and payable on September 15, 2022 unless redeemed prior to that date. If we are unable to increase, renew or replace the Key Facility or enter into other new debt financings on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

Because we distribute all or substantially all of our investment company taxable income to our stockholders, we will need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

To satisfy the requirements applicable to a RIC, to avoid incurring excise taxes and to minimize or to avoid incurring corporate-level federal income taxes, we intend to distribute to our stockholders all or substantially all of our investment company taxable income and net capital gains. However, we may retain all or a portion of our net capital gains, incur any applicable income taxes with respect thereto, and elect to treat such retained net capital gains as deemed distributions to our stockholders. As a BDC, we generally are required to maintain coverage of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% through June 6, 2019 (or, if earlier, the day on which we receive stockholder approval of the application of the reduced asset coverage requirement to us) and 150% thereafter, subject to certain disclosure requirements. This requirement limits the amount that we may borrow. Because we continue to need capital to grow our debt investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are limited in our ability to issue equity securities at a price below the then-current net asset value per share. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

As a BDC, we generally are not able to issue our common stock at a price below the then-current NAV per share without first obtaining the approval of our stockholders and our independent directors. If our common stock trades at a price below NAV per share and we do not receive such approval, our business could be materially adversely affected.

As a BDC, we generally are not able to issue our common stock at a price below the then-current NAV per share without first obtaining the approval of our stockholders and our independent directors. Stockholder approval to offer our common stock at a price below NAV per share expired in January 2016, but we may seek such approval again in the future. If our common stock trades at a price below NAV per share and we do not receive approval from our stockholders and our independent directors to issue common stock at a price below NAV per share, we cannot raise capital through the issuance of common stock. This may limit our ability: to grow and make new investments; to attract and retain top investment professionals; to maintain deal flow and relations with top companies in our Target Industries and related entities such as venture capital and private equity sponsors; and to sustain a minimum efficient scale for a public company.

We are subject to risks associated with a rising interest rate environment that may affect our cost of capital and net investment income.

While interest rates remain relatively low due to several factors, including longer-term inflationary pressure that may result from the U.S. government’s fiscal policies, the end of the Federal Reserve quantitative easing program and recent increases in the Federal Funds rate, we expect to experience rising interest rates, rather than falling rates, in the future.

Because we currently incur indebtedness to fund our investments, a portion of our income depends upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. To the extent our investments have fixed interest rates or have interest rate floors that are higher than the floor on, or interest rates that “reset” less frequently than, the Key Facility, increases in interest rates can lead to interest rate compression and have a material adverse effect on our net investment income. In addition to increasing the cost of borrowed funds, which may materially reduce our net investment income, rising interest rates may also adversely affect our ability to obtain additional debt financing on terms as favorable as under our current debt financings, or at all. See “— If we are unable to obtain additional debt financing, our business could be materially adversely affected.”

In a rising interest rate environment, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interests rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults on our investments in such portfolio companies. In addition, increasing payment obligations under floating rate loans may cause borrowers to refinance or otherwise repay our loans earlier than they otherwise would, requiring us to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

We may hedge against interest rate fluctuations by using hedging instruments such as caps, swaps, futures, options and forward contracts, subject to applicable legal requirements, including all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to benefit from lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions or any adverse developments from our use of hedging instruments could have a material adverse effect on our business, financial condition and results of operations. In addition, we may be unable to enter into appropriate hedging transactions when desired and any hedging transactions we enter into may not be effective.

As a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, an increase in interest rates would make it easier for us to meet or exceed the hurdle rate applicable to the incentive fee and may result in a substantial increase in the amount of incentive fees payable to the Advisor with respect to Pre-Incentive Fee Net Investment Income.

Also, an increase in interest rates on investments available to investors could make investment in our common stock less attractive if we are not able to increase our distributions, which could materially reduce the value of our common stock.

On July 27, 2017, the head of the United Kingdom Financial Conduct Authority announced that it will no longer persuade or compel banks to submit rates for the calculation of the London InterBank Offered Rate, or LIBOR, after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined.

Because many of our investments are not and typically will not be in publicly traded securities, the value of our investments may not be readily determinable, which could adversely affect the determination of our NAV.

Our investments consist, and we expect our future investments to consist, primarily of debt investments or securities issued by privately held companies. As these investments are not publicly traded, their fair value may not be readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated debt investment losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these investments on a quarterly basis, or more frequently as circumstances require, in accordance with our valuation policy and consistent with U.S. generally accepted accounting principles, or GAAP. Our Board employs independent third-party valuation firms to assist it in arriving at the fair value of our investments. Our Board discusses valuations and determines the fair value in good faith based on the input of our Advisor and the third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of these investments.

Regulations governing our operation as a BDC affect our ability to, and the way in which, we raise additional capital, which may expose us to additional risks.

Our business plans contemplate a need for a substantial amount of capital in addition to our current amount of capital. We may obtain additional capital through the issuance of debt securities or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. If we issue senior securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss. In addition, if we issue preferred stock, it would rank senior to common stock in our capital structure and preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock.

The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, after each issuance of senior securities equals at least 200% through June 6, 2019 (or, if earlier, the day on which we receive stockholder approval of the application of the reduced asset coverage requirement to us) and 150% thereafter, subject to certain disclosure requirements. If our asset coverage is not at least 200% or 150% as applicable, we are not permitted to pay distributions or issue additional senior securities. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment. Moreover, if the value of our assets declines, we may be unable to satisfy this asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when we may be unable to do so or unable to do so on favorable terms.

As a BDC, we generally are not able to issue our common stock at a price below net asset value per share without first obtaining the approval of our stockholders and our independent directors. Our stockholder approval expired in January 2016, but we may seek such approval again in the future. If our common stock trades at a price below net asset value per share and we do not receive approval from our stockholders and our independent directors to issue common stock at a price below net asset value per share, we cannot raise capital through the issuance of equity securities. This may limit our ability: to grow and make new investments; to attract and retain top investment professionals; to maintain deal flow and relations with top companies in our Target Industries and related entities such as venture capital and private equity sponsors; and

to sustain a minimum efficient scale for a public company. The stockholder approval requirement does not apply to stock issued upon the exercise of options, warrants or rights that we may issue from time to time. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

Recently passed legislation may allow us to incur additional leverage.

A BDC has historically been able to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. On March 23, 2018, the Small Business Credit Availability Act was signed into law and amended the 1940 Act to decrease the asset coverage requirements applicable to BDCs from 200% to 150% if such lower asset coverage requirements have been approved by either (a) a majority of a BDC’s directors who have no financial interest in such approval and a majority of the BDC’s directors who are not interested persons, as defined by the 1940 Act (a “required majority” as defined in Section 57(o) of the 1940 Act), of such BDC, in which case such reduced asset coverage requirements would take effect on the first anniversary of the date of such approval, or (b) a majority of votes cast by the stockholders of such BDC at a special or annual meeting at which a quorum is present, in which case such reduced asset coverage requirements shall take effect on the day after such approval. On June 7, 2018, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Board approved the reduced asset coverage requirements and separately recommended that our stockholders approve the reduced asset coverage requirements at a special meeting of our stockholders, which we intend to hold in the fall of 2018. As a result, our asset coverage requirements applicable to senior securities are expected to decrease from 200% to 150% effective June 7, 2019, unless earlier approved by a majority of votes cast at the special meeting. In that case, the modified asset coverage requirements would be effective with respect to us on the day immediately following such stockholder approval.

As a result, if we comply with certain disclosure requirements, we will be able to incur additional indebtedness, which may increase the risk of investing in us. See “We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.” In addition, since our base management fee is payable based upon our gross assets (less cash and cash equivalents), which includes any assets acquired with the proceeds of borrowings, the base management fee expense will increase if we incur additional leverage.

If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level income taxes.

To qualify as a RIC under the Code, we must meet certain source-of-income and asset diversification requirements contained in Subchapter M of the Code, as well as maintain our election to be regulated as a BDC under the 1940 Act. We must also meet the Annual Distribution Requirement in order to avoid the imposition of corporate-level income taxes on all of our taxable income, regardless of whether we make any distributions to our stockholders.

The qualifying income test, or the Qualifying Income Test is satisfied if we derive in each tax year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships.” The status of certain forms of income we receive could be subject to different interpretations under the Code and might be characterized as non-qualifying income that could cause us to fail to qualify as a RIC, assuming we do not qualify for or take advantage of certain remedial provisions, and, thus, may cause us to be subject to corporate-level federal income taxes.

To qualify as a RIC, we must also meet diversification tests, or the Diversification Tests, at the end of each quarter of our tax year. Failure to meet these tests may result in our having to (1) dispose of certain investments quickly; (2) raise additional capital to prevent the loss of RIC status; or (3) engage in certain remedial actions that may entail the disposition of certain investments at disadvantageous prices that could result in substantial losses, and the payment of penalties, if we qualify to take such actions. Because most of our investments are and will be in development-stage companies within our Target Industries, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take a longer time to invest such capital. During this period, we will invest in temporary investments, such as money market funds, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of our investments in secured and amortizing debt investments.

The Annual Distribution Requirement is satisfied if we distribute dividends to our stockholders in each tax year of an amount generally equal to at least 90% of our investment company taxable income, determined without regard to any deductions for dividends paid. If we borrow money, we may be subject to certain asset coverage requirements under the 1940 Act and loan covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to be eligible to be subject to taxation as a RIC, assuming we do not qualify for or take advantage of certain remedial provisions, and, thus, may be subject to corporate-level income taxes.

If we were to fail to qualify as a RIC for any reason and become subject to a corporate-level income taxes, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the NAV of our common stock and the total return, if any, obtainable from your investment in our common stock. In addition, we could be required to recognize unrealized gains, incur substantial taxes and interest and make substantial distributions before requalifying as a RIC. See “Regulation.”

Impact of Recently Enacted Federal Tax Legislation

Significant U.S. federal tax reform legislation was recently enacted that, among many other changes, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the use of net operating losses, and under certain circumstances requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on us and our portfolio companies is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each tax year a portion of the original issue discount that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same tax year. We do not have a policy limiting our ability to invest in original issue discount instruments, including PIK debt investments. Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that we believe are necessary or advantageous to our business) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may become subject to a corporate-level income taxes on all of our income. The proportion of our income, consisting of interest and fee income that resulted from the portion of original issue discount classified as such in accordance with GAAP not received in cash for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016 and 2015 was 10.4%, 9.5%, 12.6% and 8.9%, respectively.

If we make loans to borrowers or acquire loans that contain deferred payment features, such as loans providing for the payment of portions of principal and/or interest at maturity, this could increase the risk of default by our borrowers.

Our investments with deferred payment features, such as debt investments providing for ETPs, may represent a higher credit risk than debt investments requiring payments of all principal and accrued interest at regular intervals over the life of the debt investment. For example, even if the accounting conditions for income accrual were met during the period when the obligation was outstanding, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation. The amount of ETPs due under our investments having such a feature currently represents a small portion of the applicable borrowers’ total repayment obligations under such investments. However, deferred payment arrangements increase the incremental risk that we will not receive a portion of the amount due at maturity. Additionally, because investments with a deferred payment feature may have the effect of deferring a portion of the borrower’s payment obligation until maturity of the debt investment, it may be difficult for us to identify and address developing problems with borrowers in terms of their ability to repay us. Any such developments may increase the risk of default on our debt investments by borrowers.

In addition, debt investments providing for ETPs are subject to the risks associated with debt investments having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants). See “ — We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash.”

The borrowing needs of our portfolio companies are unpredictable, especially during a challenging economic environment. We may not be able to meet our unfunded commitments to extend credit, which could have a material adverse effect on our reputation in the market and our ability to generate incremental lending activity and may subject us to lender liability claims.

A commitment to extend credit is an agreement to lend funds to our portfolio companies as long as there is no violation of any condition established under the agreement. Because of the credit profile of our portfolio companies, we typically have a substantial amount of total unfunded credit commitments, which amount is not reflected on our balance sheet. The actual borrowing needs of our portfolio companies may exceed our expected funding requirements, especially during a challenging economic environment when our portfolio companies may be more dependent on our credit commitments due to the lack of available credit elsewhere, an increasing cost of credit or the limited availability of equity financing from venture capital firms or otherwise. In addition, limited partner investors of some of our portfolio companies may fail to meet their underlying investment commitments due to liquidity or other financing issues, which may increase our portfolio companies’ borrowing needs. Any failure to meet our unfunded credit commitments in accordance with the actual borrowing needs of our portfolio companies may have a material adverse effect on our reputation in the market and our ability to generate incremental lending activity and may subject us to lender liability claims.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we are prohibited from acquiring any assets other than qualifying assets (as defined under the 1940 Act) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements. We may decide to make other investments that are not qualifying assets to the extent permitted by the 1940 Act.

If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets may not be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. See “Regulation — Qualifying assets.”

If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC. If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation at the U.S. local, state and federal level. We are also subject to federal, state and local laws and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, the impact of the Dodd-Frank Act, and any amendments thereto that may be enacted, on us and our portfolio companies is subject to continuing uncertainty. The Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. President Trump and certain members of Congress have indicated they will seek to amend or repeal portions of the Dodd-Frank Act, among other federal laws. We cannot predict the ultimate effect on us or our portfolio companies that changes in the laws and regulations would have as a result of the Dodd-Frank Act, or whether and the extent to which the Dodd-Frank Act may remain in its current form. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could also adversely impact our business or the business of our portfolio companies. If we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to or repeal of the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisor to other types of investments in which our Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our Advisor has significant potential conflicts of interest with us and our stockholders.

As a result of our arrangements with our Advisor, there may be times when our Advisor has interests that differ from those of our stockholders, giving rise to a potential conflict of interest. Our executive officers and directors, as well as the current and future executives and employees of our Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of our stockholders. In addition, obligations to these other entities may cause our executive officers and directors and those of our Advisor to divert their time and attention away from us or otherwise cause them not to dedicate a significant portion of their time to our businesses which could slow our rate of investment.

In addition, our Advisor manages other funds, and may manage additional funds in the future, that have investment objectives that are similar, in whole or in part, to ours. Our Advisor may determine that an investment is appropriate for us and for one or more of those other funds. In such an event, depending on the availability of the investment and other appropriate factors, our Advisor will endeavor to allocate investment opportunities in a fair and equitable manner and act in accordance with its written allocation policy to address and, if necessary, resolve any conflict of interests. It is also possible that we may not be given the opportunity to participate in these other investment opportunities.

We pay management and incentive fees to our Advisor and reimburse our Advisor for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Also, the incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangements. In addition, if any of the other funds managed by our Advisor have a different fee structure than we do, our Advisor may, in certain circumstances, have an incentive to devote more time and resources, and/or recommend the allocation of investment opportunities, to such fund. For example, to the extent our Advisor’s incentive compensation is not subject to a total return requirement with respect to another fund, it may have an incentive to devote time and resources to such fund.

We have entered into a license agreement with HTF pursuant to which it has agreed to grant us a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the Investment Management Agreement is in effect between us and our Advisor. In addition, we pay our Advisor, our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. Any potential conflict of interest arising as a result of our arrangements with our Advisor could have a material adverse effect on our business, results of operations and financial condition.

Our incentive fee may impact our Advisor’s structuring of our investments, including by causing our Advisor to pursue speculative investments.

The incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Advisor is calculated based on a percentage of our return on invested capital. This may encourage our Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our Advisor receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Advisor may have an incentive to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative investments than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. In addition, the incentive fee may encourage our Advisor to pursue different types of investments or structure investments in ways that are more likely to result in warrant gains or gains on equity investments, including upon exercise of equity participation rights, which are inconsistent with our investment strategy and disciplined underwriting process.

The incentive fee payable by us to our Advisor may also induce our Advisor to pursue investments on our behalf that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage our Advisor to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in the timing and amounts of distributions. Our governing documents do not limit the number of debt investments we may make with deferred interest features or the proportion of our income we derive from such debt investments.

Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with, such affiliates, absent the prior approval of our independent directors or, in certain cases, the SEC.

Our Advisor is considered to be our affiliate under the 1940 Act, as is any person that controls, or is under common control with us or our Advisor. We are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside other clients of our Advisor in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and/or exemptive relief issued by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Advisor’s other clients as otherwise permissible under regulatory guidance and applicable regulations. Such investments will be allocated in accordance with our Advisor’s allocation policy, and this allocation policy is periodically approved by our Advisor and reviewed by our independent directors. We expect that allocation determinations will be made similarly for other accounts sponsored or managed by our Advisor. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Advisor’s pre-transaction determination; however, if insufficient securities or loan amounts are available, the opportunity will generally be allocated pro rata based on each affiliate’s initial allocation in the asset class being allocated. We cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

On November 27, 2017, we were granted exemptive relief from the SEC that permits greater flexibility to negotiate the terms of co-investments if our Board determines in advance that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Advisor in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. We cannot assure you, however, that we will develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Advisor is not permitted or appropriate, our Advisor will need to decide which client will proceed with the investment. Our Advisor’s allocation policy provides, in such circumstances, for investments to be allocated to assure that all clients have fair and equitable access to such investment opportunities over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our Advisor has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

The majority of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, the Board will determine the fair value of these securities in good faith as described above in “— Because many of our investments typically are not and will not be in publicly traded securities, the value of our investments may not be readily determinable, which could adversely affect the determination of our NAV.” In connection with that determination, investment professionals from the Advisor may provide the Board with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Advisor’s investment professionals in our valuation process could result in a conflict of interest as the

Advisor’s management fee is based, in part, on our gross assets less cash and cash equivalents, and our incentive fees will be based, in part, on unrealized appreciation and depreciation on our investments.

Our Advisor’s liability is limited, and we have agreed to indemnify our Advisor against certain liabilities, which may lead our Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Management Agreement, our Advisor does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our Board in following or declining to follow our Advisor’s advice or recommendations. Under the terms of the Investment Management Agreement, our Advisor, its officers, members, personnel and any person controlling or controlled by our Advisor are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Advisor’s duties under the Investment Management Agreement. In addition, we have agreed to indemnify our Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Management Agreement. These protections may lead our Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our business, results of operations and financial condition and cause the value of your investment in us to decline.

Our ability to achieve our investment objective depends on our ability to achieve and sustain growth, which depends, in turn, on our Advisor’s direct origination capabilities and disciplined underwriting process in identifying, evaluating, financing, investing in and monitoring suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Advisor’s marketing capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, our Advisor may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. If we fail to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected and the value of your investment in us could decrease.

Our Board may change our operating policies and strategies, including our investment objective, without prior notice or stockholder approval, the effects of which may adversely affect our business.

Our Board may modify or waive our current operating policies and strategies, including our investment objectives, without prior notice and without stockholder approval (provided that no such modification or waiver may change the nature of our business so as to cease to be, or withdraw our election as a BDC as provided by the 1940 Act without stockholder approval at a special meeting called upon written notice of not less than ten or more than sixty days before the date of such meeting). We cannot predict the effect any changes to our current operating policies and strategies would have on our business, results of operations or financial condition or on the value of our stock. However, the effects of any changes might adversely affect our business, any or all of which could negatively impact our ability to pay distributions or cause you to lose all or part of your investment in us.

Our quarterly and annual operating results may fluctuate due to the nature of our business.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including: our ability to make investments in companies that meet our investment criteria, the interest rate payable on our debt investments, the default rate on these investments, the level of our expenses, variations in, and the timing of, the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. For example, we have historically experienced greater investment activity during the second and fourth quarters relative to other periods. As a result of these factors, you should not rely on the results for any prior period as being indicative of our performance in future periods.

Our business plan and growth strategy depend to a significant extent upon our Advisor’s referral relationships. If our Advisor is unable to develop new or maintain existing relationships, or if these relationships fail to generate investment opportunities, our business could be materially adversely affected.

We have historically depended on our Advisor’s referral relationships to generate investment opportunities. For us to achieve our future business objectives, members of our Advisor need to maintain these relationships with venture capital and private equity firms and management teams and legal firms, accounting firms, investment banks and other lenders, and we rely to a significant extent upon these relationships to provide us with investment opportunities. If they fail to maintain their existing relationships or develop new relationships with other firms or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, persons with whom our Advisor has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

Our Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results of operations or financial condition.

Under our Investment Management Agreement and our Administration Agreement, our Advisor has the right to resign at any time, upon not more than 60 days’ written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so, our operations are likely to be disrupted, our business, results of operations and financial condition and our ability to pay distributions may be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of new management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations or financial condition.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Compliance with Section 404 of the Sarbanes-Oxley Act involves significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act would adversely affect us and the market price of our common stock.

Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, we incur additional expenses that negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our annual re-evaluation, testing and remediation actions or the impact of the same on our operations, and we cannot assure you that our internal control over financial reporting is or will be effective. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

Our business is highly dependent on the Advisor and its affiliates’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, floods, tornadoes and hurricanes;
•	disease pandemics; and
•	events arising from local or larger scale political or social matters, including terrorist acts.

Any of these events, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

In addition, these communications and information systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources. These attacks, which may include cyber incidents, may involve a third party gaining unauthorized access to our communications or information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Any such attack could result in disruption to our business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations.

Risks related to our investments

Our stockholders are not able to evaluate our future investments.

Our future investments will be selected by our Advisor, subject to the approval of its investment committee. Our stockholders do not have input into our Advisor’s investment decisions. As a result, our stockholders are unable to evaluate any of our future portfolio company investments. These factors increase the uncertainty, and thus the risk, of investing in our securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on stake holdings in investment companies. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be focused on relatively few portfolio companies.

To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. If a significant investment in one or more portfolio companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more portfolio companies. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be focused on a limited number of industries, which will subject us to a risk of significant loss if there is a downturn in a particular industry.

Our portfolio may be focused on a limited number of industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. Our Target Industries are susceptible to changes in government policy and economic assistance, which could adversely affect the returns we receive.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions of income on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Also, restrictions and provisions in any existing or future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income each tax year as dividends to stockholders, we will suffer adverse tax consequences, including the possible loss of our ability to be subject to tax as a RIC.

Most of our portfolio companies will need additional capital, which may not be readily available.

Our portfolio companies typically require substantial additional financing to satisfy their continuing working capital and other capital requirements and service the interest and principal payments on our investments. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. Each round of institutional equity financing is typically intended to provide a company with only enough capital to reach the next stage of development. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms that are unfavorable to the portfolio company, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or lenders, thereby requiring these companies to cease or curtail business operations. Accordingly, investing in these types of companies generally entails a higher risk of loss than investing in companies that do not have significant incremental capital raising requirements.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may have opportunities to make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because of regulatory or other considerations. Our ability to make follow-on investments may also be limited by our Advisors’ allocation policy.

Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition.

General economic conditions may affect our activities and the operation and value of our portfolio companies. Economic slowdowns or recessions may result in a decrease of institutional equity investment, which would limit our lending opportunities. Furthermore, many of our portfolio companies are susceptible to economic or industry centric slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the loans that we hold. We may incur expenses to the extent necessary to recover our investment upon default or to negotiate new terms with a defaulting portfolio company. These events could harm our financial condition and operating results.

From late 2007 until early 2009, global credit and other financial markets suffered substantial stress and disruption, significantly diminishing overall confidence in the debt and equity markets. While financial conditions have since recovered, any new period of market disruption may have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets.

Our investment strategy focuses on investments in development-stage companies in our Target Industries, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and would be rated below “investment grade.”

We intend to invest, under normal circumstances, most of the value of our total assets (including the amount of any borrowings for investment purposes) in development-stage companies, which may have relatively limited operating histories, in our Target Industries. Many of these companies may have narrow product lines and small market shares, compared to larger established, publicly owned firms, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. The revenues, income (or losses) and valuations of development-stage companies in our Target Industries can and often do fluctuate suddenly and dramatically. For these reasons, investments in our portfolio companies, if rated by one or more ratings agency, would typically be rated below “investment grade,” which refers to securities rated by ratings agencies below the four highest rating categories. These companies may also have more limited access to capital and higher funding costs. In addition, development-stage technology markets are generally characterized by abrupt business cycles and intense competition, and the competitive environment can change abruptly due to rapidly evolving technology. Therefore, our portfolio companies may face considerably more risk than companies in other industry sectors. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us and may materially adversely affect the return on, or the recovery of, our investments in these businesses.

Because of rapid technological change, the average selling prices of products and some services provided by development-stage companies in our Target Industries have historically decreased over their productive lives. These decreases could adversely affect their operating results and cash flow, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Any unrealized depreciation we experience on our debt investments may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value, which is the market value of our investments or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our Board in accordance with our valuation policy. We are not permitted to maintain a reserve for debt investment losses. Decreases in the fair values of our investments, which can occur rapidly based upon developments affecting our portfolio companies, are recorded as unrealized depreciation. Any unrealized depreciation in our debt investments could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected debt investments. This could result in realized losses in the future and ultimately reduces our income available for distribution in future periods.

If the assets securing the debt investments we make decrease in value, we may not have sufficient collateral to cover losses and may experience losses upon foreclosure.

We believe our portfolio companies generally are and will be able to repay our debt investments from their available capital, from future capital-raising transactions or from cash flow from operations. However, to mitigate our credit risks, we typically take a security interest in all or a portion of the assets of our portfolio companies. There is a risk that the collateral securing our debt investments may decrease in value over time, may be difficult to appraise or sell in a timely manner and may fluctuate in value based upon the business and market conditions, including as a result of an inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration of a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration of the value of the collateral for the debt investment. Consequently, although such debt investment is secured, we may not receive principal and interest payments according to the debt investment’s terms and the value of the collateral may not be sufficient to recover our investment should we be forced to enforce our remedies.

In addition, because we invest in development-stage companies in our Target Industries, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory, equipment, cash and accounts receivables. Intellectual property, if any, which secures a debt investment could lose value if the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. In addition, in lieu of a security interest in a portfolio company’s intellectual property we may sometimes obtain a security interest in all assets of the portfolio company other than intellectual property and also obtain a commitment by the portfolio company not to grant liens to any other creditor on the company’s intellectual property. In these cases, we may have additional difficulty recovering our principal in the event of a foreclosure. Similarly, any equipment securing our debt investments may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure, which may adversely affect our ability to pay distributions in the future.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of such companies’ business and financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. These events could harm our financial condition and operating results.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We plan to generally invest in debt investments with terms of up to four years and hold such investments until maturity, unless earlier prepaid, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to primarily invest in companies whose securities are not publicly-traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. We may also face other restrictions on our ability to liquidate an investment in a public portfolio company to the extent that we possess material non-public information regarding the portfolio company. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to dispose of our investments in the near term. However, we may be required to do so in order to maintain our qualification as a BDC and as a RIC if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Because most of our investments are illiquid, we may be unable to dispose of them, in which case we could fail to qualify as a RIC and/or BDC, or we may not be able to dispose of them at favorable prices, and as a result, we may suffer losses.

The disposition of our debt investments may result in contingent liabilities.

In connection with the disposition of a debt investment, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such debt investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We plan to invest primarily in debt investments issued by our portfolio companies. Some of our portfolio companies are permitted to have other debt that ranks equally with, or senior to, our debt investments in the portfolio company. By their terms, these debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our debt investments. These debt instruments may prohibit the portfolio companies from paying interest on or repaying our investments in the event of, and during, the continuance of a default under the debt instruments. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any payment in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with our debt investments, we would have to share on a pro rata basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy.

There may be circumstances where our debt investments could be subordinated to claims of other creditors, or we could be subject to lender liability claims.

Even though certain of our investments are structured as senior debt investments, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors or an out-of-court restructuring might enable other lenders to become effectively senior to our claims. We may also be subject to lender liability claims for actions taken by us with respect to a portfolio company’s business, including in rendering significant managerial assistance, or instances where we exercise control over the portfolio company.

An investment strategy that primarily includes investments in privately held companies presents certain challenges, including a lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We currently invest, and plan to invest, in privately held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. Thus, they are generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

Our Advisor may, from time to time, possess material non-public information regarding our portfolio companies, limiting our investment discretion.

Officers and employees of our Advisor may serve as directors of, or in a similar capacity with, our portfolio companies, the securities of which are purchased or sold on our behalf. If we obtain material non-public information with respect to such portfolio companies, or we become subject to trading restrictions under the internal trading policies of those portfolio companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or disposing of the securities of such portfolio companies, and this prohibition may have an adverse effect on us.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, experience bankruptcy or similar financial distress.

Leveraged companies may experience bankruptcy, receivership or similar financial distress. The debt investments of distressed companies may not produce income, may require us to bear certain expenses or to make additional advances in order to protect our investment and may subject us to uncertainty as to when, in what manner (e.g., through liquidation, reorganization, receivership or bankruptcy) and for what value such distressed debt will eventually be satisfied. Proceeds received from such proceedings may not be income that satisfies the Qualifying Income Test for RICs and may not be in an amount sufficient to repay such expenses or advances. In the event that a plan of reorganization is adopted or a receivership is established, in exchange for the debt investment we currently hold, we may receive non-cash proceeds, including equity securities or license or royalty agreements with contingent payments, which may require significantly more of our management’s time and attention. In addition, if we take control of a distressed company in connection with a reorganization, it could require additional costs and significant amounts of our management’s time and attention.

If a portfolio company enters a bankruptcy process, we will be subject to a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. For example, most of our debt investments have historically been repaid prior to maturity by our portfolio companies. At the time of a liquidity event, such as a sale of the business, refinancing or public offering, many of our portfolio companies have availed themselves of the opportunity to repay our debt investments prior to maturity. Our investments generally allow for repayment at any time subject to certain penalties. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting the industries in which our portfolio companies operate change.

Some of our portfolio companies operate in industries that are highly regulated by federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or uncertainty regarding such changes or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns.

Our portfolio companies operating in the technology industry are subject to risks particular to that industry.

As part of our investment strategy, we have invested, and plan to invest in the future, in companies in the technology industry. Such portfolio companies face intense competition as their businesses are rapidly evolving and intensely competitive, and are subject to changing technology, shifting user needs, and frequent introductions of new products and services. The growth of certain technology sectors in which we focus (such as communications, networking, data storage, software, cloud computing, and internet and media) into a variety of new fields implicates new regulatory issues and may result in our portfolio companies in such sectors being subject to new regulations.

Portfolio companies in the technology industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. In addition, litigation regarding intellectual property rights is common in the sectors of the technology industry in which we focus. See “–If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.” Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our portfolio companies operating in the life science industry are subject to extensive government regulation and certain other risks particular to that industry.

As part of our investment strategy, we have invested, and plan to invest in the future, in companies in the life science industry.

Such portfolio companies are subject to extensive regulation by the Food and Drug Administration and to a lesser extent, other federal and state agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. In addition, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry.

The successful and timely implementation of the business model of life science companies depends on their ability to adapt to changing technologies and introduce new products. The success of new product offerings will depend, in turn, on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors.

Further, the development of products (including medical devices or drugs) by life science companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement by insurers in the United States (including Medicare and Medicaid) and abroad, or gain and maintain market approval of products. In addition, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, failure to establish or maintain intellectual property rights, infringement by others of a company’s intellectual property rights, or infringement by a company of intellectual property rights of others.

Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our portfolio companies operating in the healthcare information and services industry are subject to extensive government regulation and certain other risks particular to that industry.

As part of our investment strategy, we have invested, and plan to invest in the future, in companies in the healthcare information and services industry. Such portfolio companies provide technology to companies that are subject to extensive regulation, including Medicare and Medicaid payment rules and regulation, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. If any of our portfolio companies or the companies to which they provide such technology fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies in the healthcare information or services industry are also subject to the risk that changes in applicable regulations will render their technology obsolete or less desirable in the marketplace.

Portfolio companies in the healthcare information and services industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in clean technology, or cleantech, companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our cleantech companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of clean technology companies can and often do fluctuate suddenly and dramatically and the markets in which clean technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for cleantech and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gas. A decrease in prices in these energy products could reduce demand for alternative energy. Cleantech companies face potential litigation, including significant warranty and product liability claims, as well as class action and government claims. Such litigation could adversely affect the business and results of operations of our cleantech portfolio companies.

Cleantech companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy we invest in portfolio companies in cleantech sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, uncertainty regarding such changes or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In particular, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for cleantech companies. Without such regulatory policies, investments in cleantech companies may not be economical and financing for cleantech companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

If our portfolio companies are unable to commercialize their technologies, products, business concepts or services, the returns on our investments could be adversely affected.

The value of our investments in our portfolio companies may decline if our portfolio companies are not able to commercialize their technology, products, business concepts or services. Additionally, although some of our portfolio companies may already have a commercially successful product or product line at the time of our investment, technology-related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to innovate continually in increasingly competitive markets. If they are unable to do so, our investment returns could be adversely affected and their ability to service their debt obligations to us over the life of a loan could be impaired. Our portfolio companies may be unable to acquire or develop successful new technologies and the intellectual property they currently hold may not remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

Our portfolio companies may rely upon licenses for all or part of their intellectual property.

A portfolio company may license all or part of its intellectual property from another unrelated party. While the portfolio company may continue development on that licensed intellectual property, it can be difficult to ascertain who has title to the intellectual property. We may also rely upon the portfolio company’s management team’s representations as to the nature of the licensing agreement. There are implications in workouts and in bankruptcy where intellectual property is not wholly owned by a portfolio company. Further, the licensor may have an actual or contingent claim on the intellectual property (for instance, a payment due upon change in control) that would supersede other claims in that asset in certain situations.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position depends in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our debt investments. Our portfolio companies rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement.

Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party’s patent or other proprietary rights, it could be required to pay damages to the third party, alter its products or processes, obtain a license from the third party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as the value of any collateral securing our investment.

In some cases, we collateralize our debt investments with a secured collateral position in a portfolio company's assets, which may include a negative pledge or, to a lesser extent, no security interest on their intellectual property. In the event of a default on a debt investment, the intellectual property of the portfolio company would most likely be liquidated to provide proceeds to pay the creditors of the portfolio company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

We do not expect to control any of our portfolio companies.

We do not control, or expect to control in the future, any of our portfolio companies, even though our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. We also do not maintain, or intend to maintain in the future, a control position to the extent we own equity interests in any portfolio company. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and we may therefore, suffer a decrease in the value of our investments.

We may invest in foreign portfolio companies or secure our investments with the assets of our portfolio companies’ foreign subsidiaries.

We may invest in securities of foreign companies. Additionally, certain debt investments consisting of secured loans to portfolio companies with headquarters and primary operations located within the United States may be secured by the assets of a portfolio company’s foreign subsidiary. Investments involving foreign companies may involve greater risks. These risks include: (i) less publicly available information; (ii) varying levels of governmental regulation and supervision; and (iii) the difficulty of enforcing legal rights in a foreign jurisdiction and uncertainties as to the status, interpretation and application of laws. Moreover, foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Debt investments secured by the assets of a portfolio company’s foreign subsidiary may be subject to various laws enacted in their home countries for the protection of debtors or creditors, which could adversely affect our ability to recover amounts owed. These insolvency considerations will differ depending on the country in which each foreign subsidiary is located and may differ depending on whether the foreign subsidiary is a non-sovereign or a sovereign entity. The economies of individual non-U.S. countries may also differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position. Accordingly, debt investments secured by the assets of a portfolio company’s foreign subsidiary could face risks which would not pertain to debt investments solely in U.S. portfolio companies.

We may not realize expected returns on warrants received in connection with our debt investments.

As discussed above, we generally receive warrants in connection with our debt investments. If we do not receive the returns that are anticipated on the warrants, our investment returns on our portfolio companies, and the value of your investment in us, may be lower than expected.

We currently invest a portion of our capital in high-quality short-term investments, which generate lower rates of return than those expected from investments made in accordance with our investment objective.

We currently invest a portion of our capital in cash, cash equivalents, U.S. government securities, money market funds and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once these proceeds are fully invested in accordance with our investment objective.

Risks related to our offering under this prospectus

There is a risk that investors in our equity securities may not receive distributions, that our distributions may not grow over time or that a portion of distributions paid to you may be a return of capital.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more risk factors described in this prospectus. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our ability to be subject to tax as a RIC, compliance with BDC regulation and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, the amount available for distribution could be reduced.

On an annual basis, we must determine the extent to which any distributions we made were paid out of current or accumulated earnings, recognized capital gains or capital. Distributions that represent a return of capital (which is the return of your original investment in us, after subtracting sales load, fees and expenses directly or indirectly paid by you) rather than a distribution from earnings or profits, reduce your basis in our stock for U.S. federal income tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	actual or anticipated changes in our earnings or fluctuations in our operating results;
•	changes in the value of our portfolio of investments;
•	price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

•	investor demand for our shares of common stock;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies;
•	our inability to raise capital, borrow money or deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;
•	losing RIC status;
•	general economic conditions, trends and other external factors;
•	departures of key personnel; or
•	loss of a major source of funding.

We and our Advisor could be the target of litigation.

We or our Advisor could become the target of securities class action litigation or other similar claims if our stock price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV, which is separate and distinct from the risk that our NAV per share may decline.

We cannot predict the price at which our common stock will trade. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV. In addition, if our common stock trades below its NAV, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

We may invest the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering, although such flexibility does not extend to investing in a manner inconsistent with our investment strategy, and we may invest the net proceeds from an offering in ways with which you may not agree or in investments other than those contemplated at the time of the offering. For example, we may use net proceeds from an offering to reduce debt, pay fund expenses or fund distributions.

We estimate that it will take up to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurances that we will be able to achieve this goal. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and may result in lower distributions, if any, during such period. See “Regulation — Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Anti-takeover provisions in our charter documents and other agreements and certain provisions of the Delaware General Corporation Law, or DGCL, could deter takeover attempts and have an adverse impact on the price of our common stock.

The DGCL, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

•	provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of our Board;
•	authorize the issuance of “blank check” preferred stock that could be issued by our Board to thwart a takeover attempt;
•	do not provide for cumulative voting;
•	provide that vacancies on the Board, including newly created directorships, may be filled only by a majority vote of directors then in office;
•	limit the calling of special meetings of stockholders;
•	provide that our directors may be removed only for cause;
•	require supermajority voting to effect certain amendments to our certificate of incorporation and our bylaws; and
•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. It is a default under our Key Facility if (i) a person or group of persons (within the meaning of the Exchange Act) acquires beneficial ownership of 20% or more of our issued and outstanding common stock or (ii) during any twelve-month period, individuals who at the beginning of such period constituted our Board cease for any reason, other than death or disability, to constitute a majority of the directors in office. If either event were to occur, Key could accelerate our repayment obligations under, and/or terminate, our Key Facility.

If we elect to issue preferred stock, holders of any such preferred stock will have the right to elect members of our Board and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our ability to be subject to tax as a RIC.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their rights should expect that they will, at the completion of a rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect nonexercising stockholders. If the subscription price per share is substantially less than the current NAV per share, this dilution could be substantial.

In addition, if the subscription price is less than our NAV per share, our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of such rights offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Investors in offerings of our common stock may incur immediate dilution upon the closing of an offering.

If the public offering price for any offering of shares of our common stock is higher than the book value per share of our outstanding common stock, investors purchasing shares of common stock in any offering will pay a price per share that exceeds the tangible book value per share after such offering.

If we sell common stock at a discount to our NAV per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

The issuance or sale by us of shares of our common stock at a discount to NAV poses a risk of dilution to our current stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades.

Stockholders experience dilution in their ownership percentage if they do not participate in our DRIP.

All distributions payable to stockholders that are participants in the DRIP are automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the DRIP will experience dilution in their ownership interest over time.

Stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

In order to satisfy the Annual Distribution Requirement, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion may be as low as 20% of such dividend) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock. We currently do not intend to pay dividends in shares of our common stock.

The trading market or market value of our publicly issued debt securities that we may issue may fluctuate.

Upon issuance, any publicly issued debt securities that we may issue will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or, if developed, will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rate of interest higher or lower than the rate borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on the debt securities that we may issue.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if such debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Credit ratings provided by third party credit rating agencies may not reflect all risks of an investment in debt securities that we may issue.

Credit ratings provided by third party credit rating agencies are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of debt securities that we may issue. Credit ratings provided by third party credit rating agencies, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for any publicly issued debt securities that we may issue.

Sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock, and the registration of a substantial amount of insider shares, whether or not actually sold, may have a negative impact on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our debt securities are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

Our debt securities are not secured by any of our assets or any of the assets of our subsidiaries. As a result, our debt securities are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of our debt securities.

Our debt securities are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

Our debt securities are obligations exclusively of Horizon Technology Finance Corporation, and not of any of our subsidiaries. None of our subsidiaries is a guarantor of our debt securities and our debt securities are not required to be guaranteed by any subsidiaries we may acquire or create in the future. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of our debt securities.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of our debt securities) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims are effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, our debt securities are structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to our debt securities.

The indenture governing our debt securities contains limited protection for holders of our debt securities.

The indenture governing our debt securities offers limited protection to holders of our debt securities. The terms of the indenture do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on investments in our debt securities. In particular, the terms of the indenture do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to our debt securities, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to our debt securities to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to our debt securities and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to our debt securities with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(l) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, (these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act after such borrowings, equals at least 200% through June 6, 2019 (or, if earlier, the day on which we receive stockholder approval of the application of the reduced asset coverage requirement to us) and 150% thereafter, subject to certain disclosure requirements);
•	pay dividends on, or purchase or redeem or make any payments in respect of capital stock or other securities ranking junior in right of payment to our debt securities, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(l) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock unless our asset coverage, as defined in the 1940 Act, at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase equals at least 200% through June 6, 2019 (or, if earlier, the day on which we receive stockholder approval of the application of the reduced asset coverage requirement to us) and 150% thereafter, subject to certain disclosure requirements);
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase our debt securities in connection with a change of control or any other event.

Furthermore, the terms of the indenture do not protect holders of our debt securities in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of our debt securities may have important consequences for holders of our debt securities, including making it more difficult for us to satisfy our obligations with respect to our debt securities or negatively affecting the trading value of our debt securities.

Certain of our current debt instruments include more protections for their holders than the indenture. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of our debt securities.

An active trading market for our debt securities may not exist, which could limit holders’ ability to sell our debt securities or affect the market price of our debt securities.

We cannot provide any assurances that an active trading market for our debt securities will exist in the future or that you will be able to sell our debt securities. Even if an active trading market does exist, our debt securities may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for our debt securities may be harmed. Accordingly, you may be required to bear the financial risk of an investment in our debt securities for an indefinite period of time.

The optional redemption provision may materially adversely affect the return on our debt securities.

Our debt securities may provide that such securities are redeemable in whole or in part prior to their maturity date at our sole option. We may choose to redeem such debt securities at times when prevailing interest rates are lower than the interest rate paid on such debt securities. In this circumstance, the holders of such debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our debt securities.

Any default under the agreements governing our indebtedness, including a default under the Key Facility or other indebtedness to which we may be a party that is not waived by the required lenders or holders thereunder, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on our debt securities and substantially decrease the market value of our debt securities. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lender under the Key Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lender under the Key Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Key Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lender under the Key Facility, could proceed against the collateral securing the debt. Because the Key Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under our debt securities to a foreign financial institution, or “FFI,” or non-financial foreign entity, or “NFFE” (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to payments of interest on our debt securities as well as, after December 31, 2018, to payments made upon maturity, redemption, or sale of our debt securities, unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Depending upon the status of a holder and the status of an intermediary through which any debt securities are held, the holder could be subject to this 30% withholding tax in respect of any interest paid on our debt securities as well as any proceeds from the sale or other disposition of our debt securities. Holders of our debt securities should consult their own tax advisors regarding FATCA and how it may affect their investment in our debt securities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results, including the performance of our existing debt investments, warrant and other investments;
•	the introduction, withdrawal, success and timing of business initiatives and strategies;
•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;
•	the relative and absolute investment performance and operations of our Advisor;
•	the impact of increased competition;
•	the impact of investments we intend to make and future acquisitions and divestitures;
•	the unfavorable resolution of legal proceedings;
•	our business prospects and the prospects of our portfolio companies;
•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;
•	our regulatory structure and tax status;
•	our ability to qualify and maintain qualification as a RIC and as a BDC;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the impact of interest rate volatility on our results, particularly if we use leverage as part of our investment strategy;
•	the ability of our portfolio companies to achieve their objective;
•	the impact of legislative and regulatory actions and reforms and regulatory supervisory or enforcement actions of government agencies relating to us or our Advisor;
•	our contractual arrangements and relationships with third parties;
•	our ability to access capital and any future financings by us;
•	the ability of our Advisor to attract and retain highly talented professionals;
•	the impact of changes to tax legislation and, generally, our tax position; and
•	our ability to fund the unfunded commitments of HSLFI, to the extent approved by each member of HSLFI.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “plan,” “potential,” “project,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act, or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities for investment in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for working capital and general corporate purposes. We may also use a portion of the net proceeds from the sale of our securities to repay amounts outstanding under the Key Facility, which bore an annual interest rate of 5.23% (i.e., one-month LIBOR plus 3.25% per annum, with a LIBOR floor of 0.75%) as of June 30, 2018. We may request advances under the Key Facility until April 6, 2021 and all oustanding advances are due and payable on April 6, 2023. We may also use a portion of the net proceeds to redeem the 2022 Notes after they are subject to optional redemption in September 2019. The 2022 Notes bear interest at an annual rate of 6.25% and otherwise mature on September 15, 2022. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. We estimate that it will take up to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurances that we will be able to achieve this goal.

Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on Nasdaq, under the symbol “HRZN”. The following table sets forth, for each fiscal quarter since January 1, 2016, the range of high and low closing sales price of our common stock, the premium or discount of the closing sales price to our NAV and the distributions declared per share by us.

			Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Distributions Declared Per Share(3)
Period	NAV(1)		High	Low
Year ended December 31, 2018
Third Quarter(4)		*	$11.39	$10.28	*	*	$0.30	(5)
Second Quarter	$11.60		$10.59	$9.97	(9)%	(14)%	$0.30	(6)
First Quarter	$11.65		$11.69	$10.34	—%	(11)%	$0.30
Year ended December 31, 2017
Fourth Quarter	$11.72		$11.50	$10.55	(2)%	(10)%	$0.30
Third Quarter	$11.81		$11.71	$10.09	(1)%	(15)%	$0.30
Second Quarter	$11.87		$11.72	$11.00	(1)%	(7)%	$0.30
First Quarter	$12.11		$11.67	$10.03	(4)%	(17)%	$0.30
Year ended December 31, 2016
Fourth Quarter	$12.09		$13.74	$9.83	14%	(19)%	$0.30
Third Quarter	$12.44		$13.86	$12.43	11%	—%	$0.345
Second Quarter	$13.27		$12.20	$11.23	(8)%	(15)%	$0.345
First Quarter	$13.62		$12.02	$9.42	(12)%	(31)%	$0.345

(1)	NAV per share determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	We have adopted an “opt out” DRIP for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically opt out of the DRIP so as to receive cash distributions.
(4)	Through August 9, 2018.
(5)	$0.10 of which is payable on each of October 16, 2018, November 15, 2018 and December 14, 2018.
(6)	$0.10 of which is payable on each of August 15, 2018 and September 14, 2018.
*	Not yet determined at the time of filing.

The last reported price for our common stock on August 9, 2018 was $11.39 per share. Our NAV per share on June 30, 2018 (the last date prior to the date of this prospectus on which we determined NAV) was $11.60. The closing sales price of our shares on Nasdaq on that date was $10.08, which represented a 13% discount to NAV per share. As of August 6, 2018 we had 15 stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

Shares of BDCs may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

Issuer Purchases of Equity Securities

On April 27, 2018, our Board extended a previously authorized stock repurchase plan which allows us to repurchase up to $5.0 million of our outstanding common stock. Unless extended by our Board, the repurchase program will expire on the earlier of June 30, 2019 and the repurchase of $5.0 million of common stock. The following table provides information regarding our purchases of our common stock for each quarter since the announcement of the stock repurchase plan through the quarter ended June 30, 2018:

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
	(In thousands, except share and per share data)
October 1, 2015 through December 31, 2015	113,382	$11.53	113,382	$3,693
January 1, 2016 through March 31, 2016	—	$—	—	$3,693
April 1, 2016 through June 30, 2016	—	$—	—	$3,693
July 1, 2016 through September 30, 2016	1,319	$11.54	1,319	$3,678
October 1, 2016 through December 31, 2016	46,841	$10.63	46,841	$3,180
January 1, 2017 through March 31, 2017	—	$—	—	$3,180
April 1, 2017 through June 30, 2017	—	$—	—	$3,180
July 1, 2017 through September 30, 2017	5,923	$9.97	5,923	$3,121
October 1, 2017 through December 31, 2017	—	$—	—	$3,121
January 1, 2018 through March 31, 2018	—	$—	—	$3,121
April 1, 2018 through June 30, 2018	—	$—	—	$3,121
Total	167,465	$11.22	167,465

Any shares repurchased by us may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. In addition, as any shares repurchased pursuant to the stock repurchase plan will be purchased at a price below the net asset value per share as reported in our most recent financial statements, share repurchases may have the effect of increasing our net asset value per share.

Distributions

We intend to continue making monthly distributions to our stockholders. The timing and amount of our monthly distributions, if any, is determined by our Board. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be considered a return of capital to our common stockholders for U.S. federal income tax purposes. Thus, the source of distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

In order to qualify to be subject to tax as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. Generally, in order to qualify as a RIC, we must derive at least 90% of our gross income during each tax year from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to our business of investing in stock or other securities. We must also meet certain asset diversification requirements at the end of each quarter of each tax year. Failure to meet these diversification requirements on the last day of a quarter may result in us having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may cause us to incur substantial losses.

In addition, in order to be eligible for the special tax treatment accorded to RICs and to avoid the imposition of corporate level tax on the income and gains we distribute to our stockholders, each tax year we are required under the Code to distribute as dividends of an amount generally at least 90% of our investment company taxable income, determined without regard to any deduction for dividends paid to our stockholders. We refer to such amount as the Annual Distribution Requirement. Additionally, we must distribute, in respect of each calendar year, dividends of an amount generally at least equal to the sum of 98% of our calendar year net ordinary income (taking into account certain deferrals and elections); 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one year period ending on October 31 of such calendar year; and any net ordinary income or capital gain net income for preceding years that was not distributed during such years and on which we previously did not incur any U.S. federal income tax in order to avoid the imposition of a 4% U.S. federal excise tax. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. In addition, we could be required to recognize unrealized gains, incur substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC. We cannot assure stockholders that they will receive any distributions.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such undistributed income. Distributions of any such carryover taxable income must be made through a distribution declared as of the earlier of the filing date of the corporate income tax return related to the tax year in which such taxable income was generated or the 15th day of the ninth month following the end of such tax year, in order to count towards the satisfaction of the Annual Distribution Requirement for the tax year in which such taxable income was generated. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” DRIP for our common stockholders. As a result, if we make a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically opt out of the DRIP. If a stockholder opts out, that stockholder receives cash distributions. Although distributions paid in the form of additional shares of common stock are generally subject to U.S. federal, state and local taxes, stockholders participating in our DRIP do not receive any corresponding cash distributions with which to pay any such applicable taxes. We may use newly issued shares to implement the DRIP, or we may purchase shares in the open market in connection with our obligations under the DRIP.

RATIO OF EARNINGS TO FIXED CHARGES

For the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014 and 2013, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2018	2017	2016	2015	2014	2013
Earnings to Fixed Charges(1)	2.9	2.9	0.1	3.1	2.8	1.5

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense and fixed charges. Fixed charges include interest expense, which includes amortization of debt issuance costs and non-use fees.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

Excluding the net unrealized gains or losses, the earnings to fixed charges ratio would be 3.1 for the six months ended June 30, 2018, (0.7) for the year ended December 31, 2017, 2.6 for the year ended December 31, 2016, 3.1 for the year ended December 31, 2015, 1.8 for the year ended December 31, 2014 and 1.7 for the year ended December 31, 2013.

Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 3.2 for the six months ended June 30, 2017, 3.4 for the year ended December 31, 2017, 3.9 for the year ended December 31, 2016, 3.4 for the year ended December 31, 2015, 2.2 for the year ended December 31, 2014 and 2.7 for the year ended December 31, 2013.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with our consolidated financial statements and related notes thereto appearing elsewhere in this prospectus. Amounts are stated in thousands, except shares and per share data and where otherwise noted.

Overview

We are a specialty finance company that lends to and invests in development-stage companies in our Target Industries. Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We are focused on making Venture Loans to venture capital backed companies in our Target Industries, which we refer to as “Venture Lending.” We also selectively provide Venture Loans to publicly traded companies in our Target Industries. Our debt investments are typically secured by first liens or first liens behind a secured revolving line of credit, or Senior Term Loans. As of June 30, 2018, 98.3%, or $200.0 million, of our debt investment portfolio at fair value consisted of Senior Term Loans. Venture Lending is typically characterized by (1) the making of a secured debt investment after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (2) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (3) the relatively rapid amortization of the Venture Loan and (4) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, after such borrowing equals at least 200% through June 6, 2019 (or, if early the day on which we receive stockholder approval of the application of the reduced asset coverage requirement to us) and 150% thereafter. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally are not subject to corporate-level income taxes on our investment company taxable income, determined without regard to any deductions for dividends paid, and our net capital gain that we distribute as dividends for U.S. federal income tax purposes to our stockholders as long as we meet certain source-of-income, distribution, asset diversification and other requirements.

Compass Horizon Funding Company LLC, our predecessor company, commenced operations in March 2008. We were formed in March 2010 for the purpose of acquiring Compass Horizon and continuing its business as a public entity.

Our investment activities, and our day-to-day operations, are managed by our Advisor and supervised by the Board, of which a majority of the members are independent of us. Under the Investment Management Agreement, we have agreed to pay our Advisor a base management fee and an incentive fee for its advisory services to us. We have also entered into the Administration Agreement with our Advisor under which we have agreed to reimburse our Advisor for our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the Administration Agreement.

Portfolio composition and investment activity

The following table shows our portfolio by type of investment as of June 30, 2018 and December 31, 2017 and 2016:

	June 30, 2018			December 31, 2017			December 31, 2016
	Number of Investments	Fair Value	Percentage of Total Portfolio	Number of Investments	Fair Value	Percentage of Total Portfolio	Number of Investments	Fair Value	Percentage of Total Portfolio
	(Dollars in thousands)
Term loans	33	$203,459	89.8%	33	$203,793	91.8%	44	$186,186	96.0%
Warrants	69	9,070	4.0	72	9,090	4.0	78	6,362	3.3
Other investments	4	7,700	3.4	4	7,700	3.5	2	600	0.3
Equity	8	2,169	1.0	6	1,516	0.7	5	855	0.4
Equity interest in HSLFI	1	4,069	1.8		—	—		—	—
Total		$226,467	100.0%		$222,099	100.0%		$194,003	100.0%

The following table shows total portfolio investment activity as of and for the six months ended June 30, 2018 and the years ended December 31, 2017 and 2016:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2018	2017	2016
	(In thousands)
Beginning portfolio	$222,099	$194,003	$250,267
New debt investments	40,525	139,256	59,858
Less refinanced debt investments	(2,479)	(3,700)	—
Net new debt investments	38,046	135,556	59,858
Investment in controlled affiliated investments	4,069	—	—
Principal received on investments	(13,977)	(30,477)	(49,403)
Early pay-offs	(20,325)	(72,613)	(46,357)
Accretion of debt investment fees	1,081	1,881	1,562
New debt investment fees	(1,509)	(1,705)	(931)
New equity	1,016	—	84
Sale of investments	(3,066)	(1,840)	(984)
Net realized loss on investments	(302)	(21,191)	(7,696)
Net unrealized (depreciation) appreciation on investments	(665)	18,485	(12,397)
Ending portfolio	$226,467	$222,099	$194,003

We receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

The following table shows our debt investments by industry sector as of June 30, 2018 and December 31, 2017 and 2016:

	June 30, 2018		December 31, 2017		December 31, 2016
	Debt Investments at Fair Value	Percentage of Total Portfolio	Debt Investments at Fair Value	Percentage of Total Portfolio	Debt Investments at Fair Value	Percentage of Total Portfolio
	(Dollars in thousands)
Life Science
Biotechnology	$25,448	12.5%	$15,015	7.4%	$40,612	21.8%
Drug Delivery	1,473	0.7	6,830	3.4	—	—
Medical Device	32,985	16.2	36,173	17.7	13,003	7.0
Technology
Communications	23,583	11.6	19,549	9.6	76	0.1
Consumer-Related	3,622	1.8	10,918	5.3	20,631	11.1
Internet and Media	38,144	18.8	38,899	19.1	7,933	4.2
Materials	8,541	4.2	9,324	4.6	9,874	5.3
Networking	—	—	—	—	3,306	1.8
Power Management	853	0.4	1,234	0.6	2,220	1.2
Semiconductors	3,379	1.7	3,345	1.6	7,528	4.0
Software	48,223	23.7	53,994	26.5	53,349	28.7
Cleantech
Energy Efficiency	—	—	—	—	1,942	1.0
Waste Recycling	—	—	—	—	5,964	3.2
Healthcare Information and Services
Diagnostics	—	—	—	—	4,081	2.2
Other	—	—	—	—	5,770	3.1
Software	17,208	8.4	8,512	4.2	9,897	5.3
Total	$203,459	100.0%	$203,793	100.0%	$186,186	100.0%

The largest debt investments in our portfolio may vary from period to period as new debt investments are originated and existing debt investments are repaid. Our five largest debt investments represented 30%, 29% and 24% of total debt investments outstanding as of June 30, 2018 and December 31, 2017 and 2016, respectively. No single debt investment represented more than 10% of our total debt investments as of June 30, 2018 or December 31, 2017 and 2016.

Debt investment asset quality

We use an internal credit rating system which rates each debt investment on a scale of 4 to 1, with 4 being the highest credit quality rating and 3 being the rating for a standard level of risk. A rating of 2 represents an increased level of risk and, while no loss is currently anticipated for a 2-rated debt investment, there is potential for future loss of principal. A rating of 1 represents a deteriorating credit quality and a high degree of risk of loss of principal. Our internal credit rating system is not a national credit rating system. As of June 30, 2018, December 31, 2017 and 2016, our debt investments had a weighted average credit rating of 3.0. The following table shows the classification of our debt investment portfolio by credit rating as of June 30, 2018 and December 31, 2017 and 2016:

	June 30, 2018			December 31, 2017			December 31, 2016
	Number of Investments	Debt Investments at Fair Value	Percentage of Debt Investments	Number of Investments	Debt Investments at Fair Value	Percentage of Debt Investment	Number of Investments	Debt Investments at Fair Value	Percentage of Debt Investments
	(Dollars in thousands)
Credit Rating
4	4	$19,685	9.7%	4	$18,701	9.2%	6	$29,721	16.0%
3	25	166,317	81.7	25	176,560	86.6	28	131,605	70.6
2	4	17,457	8.6	3	5,632	2.8	6	13,360	7.2
1	—	—	—	1	2,900	1.4	4	11,500	6.2
Total	33	$203,459	100.0%	33	$203,793	100.0%	44	$186,186	100.0%

As of June 30, 2018, there were no debt investments with an internal credit rating of 1. As of December 31, 2017, there was one debt investment with an internal credit rating of 1, with a cost of $3.0 million and a fair value of $2.9 million. As of December 31, 2016, there were four debt investments with an internal credit rating of 1, with a cost of $26.2 million and a fair value of $11.5 million.

Horizon Secured Loan Fund I LLC

On June, 1 2018, we and Arena Sunset SPV, LLC, or Arena, formed a joint venture, HSLFI, to make investments, either directly or indirectly through subsidiaries, primarily in the form of secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. HSLFI was formed as a Delaware limited liability company and is not consolidated by either us or Arena for financial reporting purposes. Investments held by HSLFI are measured at fair value. As of June 30, 2018, HSLFI had total assets of $9.6 million. HSLFI’s portfolio consisted of debt investments in one portfolio company as of June 30, 2018. As of June 30, 2018, HSLFI had no investments on non-accrual status. HSLFI invests in portfolio companies in the same industries in which we may directly invest.

We provide capital (in the form of cash or securities in portfolio companies) to HSLFI in exchange for limited liability company equity interests in HSLFI. As of June 30, 2018, we and Arena each owned 50.0% of the equity interests of HSLFI. Our investment in HSLFI consisted of an equity contribution of $4.0 as of June 30, 2018. As of June 30, 2018, we had commitments to fund equity interests in HSLFI of $25.0 million, of which $21.0 was unfunded.

We and Arena each appointed two members to HSLFI’s four-person board of managers. All material decisions with respect to HSLFI, including those involving its investment portfolio, require unanimous approval of a quorum of the board of managers. Quorum is defined as (i) the presence of two members of the board of managers; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of managers, provided that the individual that was elected, designated or appointed by the member with only one individual present will be entitled to cast two votes on each matter; or (iii) the presence of all four members of the board of managers.

Horizon Funding I, LLC, or HFI, was formed as a Delaware limited liability company on June 1, 2018, with HSLFI as its sole equity member. HFI is a special purpose bankruptcy-remote entity and is a separate legal entity from HSLFI. Any assets conveyed to HFI are not available to creditors of HSLFI or any other entity other than HFI’s lenders.

In addition, on June 1, 2018, HSLFI entered into a sale and servicing agreement with HFI, as Issuer, and us, as Servicer, pursuant to which HSLFI will sell or contribute to HFI certain secured loans made to certain portfolio companies. HFI entered into a Note Funding Agreement with several entities owned or affiliated with New York Life Insurance Company, or the Noteholders, for an aggregate purchase price of up to $100.0 million, with an accordion feature of up to $200.0 million at the mutual discretion and agreement of HSLFI and the Noteholders. The Note Funding Agreement has an investment period that ends on June 1, 2020, if not extended, followed by a five year amortization period and a scheduled final payment date of June 10, 2025, subject to any extension of the investment period. The interest rate is based on the three year USD mid-market swap rate plus a margin of between 2.75% and 3.25% depending on the rating of the notes at the time the amount is borrowed. There were no advances made by the Noteholders as of June 30, 2018.

The following table shows a summary of HSLFI’s investment portfolio:

For the period June 1, 2018 through June 30, 2018
Total investments at fair value	$8,137
Dollar-weighted annualized yield on average debt investments(1)	11.0%
Number of portfolio companies in the HSLFI	1
Largest portfolio company investment at fair value	$8,137

(1)	HSLFI calculates the yield on dollar-weighted average debt investments for any period measured as (1) total investment income during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The yield on dollar-weighted average debt investments represents the portfolio yield and does not reflect expenses.

The following table shows HSLFI’s individual investments as of June 30, 2018:

Portfolio Company(1)	Sector	Type of Investment(2)(3)(4)	Principal Amount	Cost of Investments(5)	Fair Value(6)
				(In thousands)
Debt Investments — Technology
New Signature US, Inc.(7)	Software	Term Loan (10.59% cash (Libor + 8.50%; Floor 10.50%), 3.50% ETP, Due 7/1/21)	$8,250	$8,080	$8,080
Total Debt Investments — Technology				8,080	8,080
Warrant Investments — Technology
BSI Platform Holdings, LLC(7)	Software	412,500 Preferred Stock Warrants		57	57
Total Warrant Investments — Technology				57	57
Total Portfolio Investment Assets				$8,137	$8,137

(1)	All investments of HSLFI are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to HSLFI’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at variable rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of June 30, 2018 is provided.

(3)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid.
(4)	Warrants are non-income producing.
(5)	For debt investments, represents principal balance less unearned income.
(6)	The fair value of the investment was valued using significant unobservable inputs.
(7)	New Signature US, Inc. is a subsidiary of BSI Platform Holdings, LLC.

The following table provides HSLFI’s unfunded commitments by portfolio company as of June 30, 2018:

	June 30, 2018
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
New Signature US, Inc.	$3,000	$30
Total	$3,000	$30

The following tables show certain summarized financial information for HSLFI as of June 30, 2018 and for the period June 1, 2018 through June 30, 2018:

June 30, 2018
(In thousands)
Selected Statement of Assets and Liabilities Information
Total investments at fair value (cost of $8,137)	$8,137
Cash and cash equivalents	56
Other assets	1,388
Total assets	$9,581
Other liabilities	$1,511
Total liabilities	1,511
Members’ equity	8,070
Total liabilities and members’ equity	$9,581

For the period June 1, 2018 through June 30, 2018
(In thousands)
Selected Statements of Operations Information
Interest income on investments	$5
Total expenses	$22
Net decrease in net assets resulting from operations	$(17)

Consolidated results of operations for the three and six months ended June 30, 2018 and 2017

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The consolidated results of operations described below may not be indicative of the results we report in future periods.

Comparison of the three months ended June 30, 2018 and 2017

The following table shows consolidated results of operations for the three months ended June 30, 2018 and 2017:

	For the Three Months Ended June 30,
	2018	2017
	(In thousands)
Total investment income	$7,313	$5,878
Total expenses	4,182	3,124
Performance based incentive fee waived	(159)	—
Net expenses	4,023	3,124
Net investment income	3,290	2,754
Net realized (loss) gain on investments	(153)	176
Net unrealized depreciation on investments	(207)	(2,197)
Net increase in net assets resulting from operations	$2,930	$733
Average debt investments, at fair value	$191,765	$159,879
Average borrowings outstanding	$88,672	$56,989

Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation on investments. As a result, quarterly comparisons of net increase in net assets resulting from operations may not be meaningful.

Investment income

Total investment income increased by $1.4 million, or 24.4%, to $7.3 million for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. For the three months ended June 30, 2018, total investment income consisted primarily of $6.9 million in interest income from investments, which included $1.4 million in income from the accretion of origination fees and ETPs and $0.4 million in fee income. Interest income on investments increased by $1.5 million, or 26.9%, for the three months ended June 30, 2018 compared to the three months ended June 30, 2017. Interest income on investments increased primarily due to an increase of $31.9 million, or 19.9%, in the average size of our investment portfolio and an increase in one month LIBOR which is the base rate for most of our variable rate debt investments for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. Fee income, which includes success fee and prepayment fee income on debt investments, remained flat for the three months ended June 30, 2018 compared to the three months ended June 30, 2017.

For the three months ended June 30, 2018 and 2017, our dollar-weighted annualized yield on average debt investments (excluding any yield from warrants, equity, other investments and HSLFI) was 15.3% and 14.7%, respectively. We calculate the dollar-weighted yield on average debt investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average debt investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

For the three months ended June 30, 2018 and 2017, our investment portfolio (including any yield from warrants, equity and other investments but excluding any yield from HSLFI) had an overall total yield of 13.9% and 13.5%, respectively. We calculate the dollar-weighted yield on average investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of investments outstanding (excluding HSLFI) on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment income, consisting of interest income and fees on debt investments, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments in the aggregate accounted for 32% and 28% of investment income for the three months ended June 30, 2018 and 2017, respectively.

Expenses

Net expenses increased by $0.9 million, or 28.8%, to $4.0 million for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. Total expenses for each period consisted of interest expense, base management fee, incentive and administrative fees, professional fees and general and administrative expenses.

Interest expense increased by $0.4 million, or 33.9%, to $1.5 million for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. Interest expense, which includes the amortization of debt issuance costs, increased primarily due to an increase in average borrowings of $31.7 million, or 55.6%, for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017, which was partially offset by a decrease in our effective cost of debt.

Base management fee expense increased by $0.2 million, or 22.5%, to $1.1 million for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. Base management fee increased primarily due to an increase of $31.9 million, or 19.9%, in the average size of our investment portfolio for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017.

On March 6, 2018, our Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees will not be subject to recoupment. During the three months ended June 30, 2018, our Advisor waived performance based incentive fees of $0.2 million which our Advisor would have otherwise earned. This resulted in $0.2 million of reduced expense and additional net investment income for the three months ended June 30, 2018.

Performance based incentive fee expense, net of the waiver above, increased by $0.4 million, or 103.2%, to $0.8 million for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017 due to an increase in the cap on incentive fees, or the Incentive Fee Cap, calculated based on the incentive fee cap and deferral mechanism in our Investment Management Agreement. This resulted in $0.2 million of reduced expense and additional net investment income for the three months ended June 30, 2017. The incentive fee on pre-incentive fee net investment income was subject to the Incentive Fee Cap for the three months ended June 30, 2017 due to the cumulative incentive fees paid exceeding 20% of cumulative pre-incentive fee net return since July 1, 2014.

Administrative fee expense, professional fees and general and administrative remained flat at $0.7 million for the three months ended June 30, 2018 compared to the three months ended June 30, 2017.

Net realized gains and losses and net unrealized appreciation and depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized. Realized gains or losses on investments include investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended June 30, 2018, we realized net losses totaling $0.2 million primarily due to the write off of warrants in four portfolio companies. During the three months ended June 30, 2017, we realized net gains totaling $0.2 million primarily due to the realized gains on the sale of equity received upon the exercise of warrants.

During the three months ended June 30, 2018, net unrealized depreciation on investments totaled $0.2 million which was primarily due to unrealized depreciation on two public warrant investments. During the three months ended June 30, 2017, net unrealized depreciation on investments totaled $2.2 million which was primarily due to the unrealized depreciation on two debt investments.

Comparison of the six months ended June 30, 2018 and 2017

The following table shows consolidated results of operations for the six months ended June 30, 2018 and 2017:

	For the Six Months Ended June 30,
	2018	2017
	(In thousands)
Total investment income	$14,488	$12,841
Total expenses	8,147	6,720
Performance based incentive fee waived	(159)	—
Net expenses	7,988	6,720
Net investment income	6,500	6,121
Net realized loss on investments	(302)	(10,670)
Net unrealized (depreciation) appreciation on investments	(665)	8,934
Net increase in net assets resulting from operations	$5,533	$4,385
Average debt investments, at fair value	$196,143	$170,225
Average borrowings outstanding	$92,005	$71,442

Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation on investments. As a result, quarterly comparisons of net increase in net assets resulting from operations may not be meaningful.

Investment income

Total investment income increased by $1.6 million, or 12.8%, to $14.4 million for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. For the six months ended June 30, 2018, total investment income consisted primarily of $13.6 million in interest income from investments, which included $2.6 million in income from the accretion of origination fees and ETPs and $0.9 million in fee income. Interest income on investments increased by $1.9 million, or 16.5%, for the six months ended June 30, 2018 compared to the six months ended June 30, 2017. Interest income on investments increased primarily due to an increase of $25.9 million, or 15.2%, in the average size of our investment portfolio for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. Fee income, which includes success fee and prepayment fee income on debt investments, decreased by $0.3 million, or 24.7%, to $0.9 million primarily due to a decrease in fees earned on lower principal prepayments received during the six months ended June 30, 2018 compared to the six months ended June 30, 2017.

For the six months ended June 30, 2018 and 2017, our dollar-weighted annualized yield on average debt investments (excluding any yield from warrants, equity, other investments and HSLFI) was 14.8% and 15.1%, respectively. We calculate the dollar-weighted yield on average debt investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average debt investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

For the six months ended June 30, 2018 and 2017, our investment portfolio (including any yield from warrants, equity and other investments but excluding any yield from HSLFI) had an overall total yield of 13.5% and 14.1%, respectively. We calculate the dollar-weighted yield on average investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of investments outstanding (excluding HSLFI) on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment income, consisting of interest income and fees on debt investments, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments in the aggregate accounted for 31% and 21% of investment income for the six months ended June 30, 2018 and 2017, respectively.

Expenses

Net expenses increased by $1.3 million, or 18.9%, to $8.0 million for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. Total expenses for each period consisted of interest expense, base management fee, incentive and administrative fees, professional fees and general and administrative expenses.

Interest expense increased by $0.5 million, or 22.2%, to $2.9 million for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. Interest expense, which includes the amortization of debt issuance costs, increased primarily due to an increase in average borrowings of $20.6 million, or 28.8%, for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017, which was partially offset by a decrease in our effective cost of debt.

Base management fee expense increased by $0.3 million, or 18.3%, to $2.2 million for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. Base management fee increased primarily due to an increase of $25.9 million, or 15.2%, in the average size of our investment portfolio for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017.

On March 6, 2018, our Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees will not be subject to recoupment. During the six months ended June 30, 2018, our Advisor waived performance based incentive fees of $0.2 million which our Advisor would have otherwise earned. This resulted in $0.2 million of reduced expense and additional net investment income for the six months ended June 30, 2018.

Performance based incentive fee expense, net of waiver, increased by $0.5 million, or 63.6%, to $1.4 million for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017 due to an increase in the Incentive Fee Cap calculated based on the incentive fee cap and deferral mechanism in our Investment Management Agreement. This resulted in $0.2 million and $0.6 million, respectively, of reduced expense and additional net investment income for the six months ended June 30, 2018 and 2017. The incentive fee on pre-incentive fee net investment income was subject to the Incentive Fee Cap for the six months ended June 30, 2018 due to the cumulative incentive fees paid exceeding 20% of cumulative pre-incentive fee net return during the applicable quarter and the 11 preceding full calendar quarters. The incentive fee on pre-incentive fee net investment income was subject to the Incentive Fee Cap for the six months ended June 30, 2017 due to the cumulative incentive fees paid exceeding 20% of cumulative pre-incentive fee net return since July 1, 2014.

Administrative fee expense, professional fees and general and administrative remained flat for the six months ended June 30, 2018 compared to the six months ended June 30, 2017.

Net realized gains and losses and net unrealized appreciation and depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized. Realized gains or losses on investments include investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the six months ended June 30, 2018, we realized net losses totaling $0.3 million primarily due to the write off of warrants in seven portfolio companies. During the six months ended June 30, 2017, we realized net losses totaling $10.7 million primarily due to the resolution of two debt investments partially offset by realized gains on the sale of equity received upon the exercise of warrants.

During the six months ended June 30, 2018, net unrealized depreciation on investments totaled $0.7 million which was primarily due to the unrealized depreciation on one debt investment and the unrealized depreciation on two public warrant investments. During the six months ended June 30, 2017, net unrealized appreciation on investments totaled $8.9 million which was primarily due to reversal of previously recorded unrealized depreciation on two debt investments that were settled during the period, partially offset by the unrealized depreciation on two debt investments.

Consolidated results of operations for the years ended December 31, 2017, 2016 and 2015

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The consolidated results of operations described below may not be indicative of the results we report in future periods.

The following table shows consolidated results of operations for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
	(In thousands)
Total investment income	$25,777	$32,984	$31,110
Total expenses	13,534	15,972	17,460
Management and performance based incentive fees waived	(79)	—	(346)
Net expenses	13,455	15,972	17,114
Net investment income before excise tax	12,322	17,012	13,996
Provision (credit) for excise tax	25	(87)	—
Net investment income	12,297	17,099	13,996
Net realized loss on investments	(21,191)	(7,776)	(1,650)
Net unrealized appreciation (depreciation) on investments	18,485	(14,236)	(490)
Net increase (decrease) in net assets resulting from operations	$9,591	$(4,913)	$11,856
Average debt investments, at fair value	$170,685	$221,257	$219,848
Average borrowings outstanding	$75,960	$102,875	$87,976

Net increase (decrease) in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation on investments. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.

  Investment income

Total investment income decreased by $7.2 million, or 21.8%, to $25.8 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. For the year ended December 31, 2017, total investment income consisted primarily of $23.8 million in interest income from investments, which included $5.8 million in income from the accretion of origination fees and ETPs and $2.0 million in fee income. Interest income on investments decreased by $7.6 million, or 24.3%, to $23.8 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Interest income on investments decreased primarily due to a decrease of $50.6 million, or 22.9%, in the average size of our investment portfolio for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Our average investment portfolio decreased during the year ended December 31, 2017 compared to the year ended December 31, 2016 primarily as a result of prepayments of existing investments which occurred late in 2016. These prepayments resulted in a lower beginning balance for 2017 and investment growth did not occur until the last quarter of 2017. Fee income, which includes success fee and prepayment fee income on debt investments, increased by $0.4 million, or 26.9%, primarily due to fees earned on higher principal prepayments received during the year ended December 31, 2017 compared to the year ended December 31, 2016.

Total investment income increased by $1.9 million, or 6.0%, to $33.0 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. For the year ended December 31, 2016, total investment income consisted primarily of $31.4 million in interest income from investments, which included $8.3 million in income from the accretion of origination fees and ETPs and $1.6 million in fee income. Interest income on investments increased by $2.7 million, or 9.6%, to $31.4 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. Interest income on investments increased primarily due to the larger amount of ETPs earned during the year ended December 31, 2016 compared to the year ended December 31, 2015. Fee income, which includes success fee and prepayment fee income on debt investments, decreased by $0.9 million, or 35.5%, primarily due to a lower average prepayment fee rate earned during the year ended December 31, 2016 compared to the year ended December 31, 2015, along with a lower amount of success fees earned during the year ended December 31, 2016 compared to the year ended December 31, 2015.

For the years ended December 31, 2017, 2016 and 2015, our dollar-weighted yield on average debt investments (excluding any yield from warrants, equity and other investments) was 15.1%, 14.9% and 14.2%, respectively. We calculate the yield on dollar-weighted average debt investments for any period as (1) total investment income during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted yield on average debt investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

For the years ended December 31, 2017, 2016 and 2015, our investment portfolio (including any yield from warrants, equity and other investments) had an overall total yield of 14.0%, 14.4% and 13.7%, respectively. We calculate the yield on dollar-weighted average investments for any period as (1) total investment income during the period divided by (2) the average of the fair value of investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted yield on average investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment income, consisting of interest income and fees on debt investments, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments in the aggregate accounted for 14%, 17% and 14% of investment income for the years ended December 31, 2017, 2016 and 2015, respectively.

  Expenses

Total net expenses decreased by $2.5 million, or 15.8%, to $13.5 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Total net expenses decreased by $1.1 million, or 6.7%, to $16.0 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. Total expenses for each period consisted of interest expense, base management fee, incentive and administrative fees, professional fees and general and administrative expenses.

Interest expense decreased by $0.7 million, or 12.1%, to $5.2 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Interest expense, which includes the amortization of debt issuance costs, decreased primarily due to a decrease in average borrowings of $26.9 million, or 26.2%, which was partially offset by the acceleration of $0.2 million of unamortized debt issuance costs related to the redemption of our 7.375% notes due 2019, or the 2019 Notes, and an increase in our effective cost of debt for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Interest expense increased by $0.1 million, or 2.1%, to $5.9 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. Interest expense, which includes the amortization of debt issuance costs, increased primarily due to an increase in average borrowings of $14.9 million, or 16.9%, which was partially offset by a decrease in our effective cost of debt for the year ended December 31, 2016 as compared to the year ended December 31, 2015.

Base management fee expense decreased by $0.9 million, or 19.9%, to $3.8 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Base management fee expense decreased primarily due to a decrease of $50.6 million, or 22.9%, in the average size of our investment portfolio for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Base management fee expense increased by $0.3 million, or 7.4%, to $4.7 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015, after giving effect to waivers of $0.3 million in base management fees for the year ended December 31, 2015. Base management fee increased for the year ended December 31, 2016 compared to December 31, 2015 primarily due to the waiver of base management fees of $0.3 million in 2015 in connection with the public offering of our common stock that closed on March 24, 2015, or the 2015 Offering.

As noted above, our Advisor agreed to waive its base management fee relating to the proceeds raised in the 2015 Offering, to the extent such fee was not otherwise waived and regardless of the application of the proceeds raised, until the earlier to occur of (i) March 31, 2016 or (ii) the last day of the second consecutive calendar quarter in which our net investment income exceeded distributions declared on shares of our common stock for the applicable quarter. During the year ended December 31, 2015, our Advisor waived $0.3 million of base management fees. As of December 31, 2015, condition (ii) above had been met, as our net investment income exceeded distributions declared for the quarters ended September 30, 2015 and December 31, 2015.

Performance based incentive fee expense, net of waivers, decreased by $0.5 million, or 23.1%, to $1.6 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Performance based incentive fee expense decreased due to a decrease of $5.3 million, or 27.5%, to $13.9 million in Pre-Incentive Fee Net Investment Income for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The Incentive Fee Cap and Deferral Mechanism resulted in $1.1 million of reduced incentive fee expense and thus increased net investment income for the year ended December 31, 2017. The incentive fee on Pre-Incentive Fee Net Investment Income was subject to the Incentive Fee Cap and Deferral Mechanism during the year ended December 31, 2017 due to the cumulative incentive fees paid to the Advisor exceeding the Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-Back Period. (See Item 1 above, “Investment Management Agreement.”) Performance based incentive fee expense decreased by $1.4 million, or 39.3%, to $2.1 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. Performance based incentive fee expense decreased because the incentive fee expense for the three months ended September 30, 2016 and December 31, 2016 was limited by the incentive fee cap and deferral mechanism under our Investment Management Agreement. This resulted in $1.7 million of reduced expense and additional net investment income for the year ended December 31, 2016. The incentive fee on pre-incentive fee net investment income was subject to the incentive fee cap and deferral mechanism due to net realized and unrealized losses in the portfolio during the year ended December 31, 2016 totaling $22.0 million.

Administrative fee expense decreased by $0.2 million, or 19.6%, to $0.7 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Administrative fee expense decreased primarily due to a decrease in our allocated costs of compensation incurred by the Advisor on our behalf for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Administrative fee expense decreased by $0.3 million, or 22.7%, to $0.9 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. Administrative fee expense decreased primarily due to a decrease in our allocated costs of compensation incurred by the Advisor on our behalf for the year ended December 31, 2016 as compared to the year ended December 31, 2015.

In 2017 and 2016, we elected to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. For the years ended December 31, 2017 and 2016, we elected to carry forward taxable income in excess of current year distributions of $1.0 million and $1.8 million, respectively. At December 31, 2017 and 2016, excise tax payable of $0.03 million and $0.1 million, respectively, was recorded.

Professional fees and general and administrative expenses primarily include legal and audit fees and insurance premiums. These expenses were $2.2 million, $2.3 million and $2.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  Net realized gains and losses and net unrealized appreciation and depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized. Realized gains or losses on investments include investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended December 31, 2017, we realized net losses totaling $21.2 million primarily due to the resolution of four debt investments partially offset by realized gains on the sale of equity received upon the exercise of warrants. One debt investment was settled, which resulted in a realized loss of $5.8 million and unrealized appreciation of $5.8 million. One debt investment was settled for net cash proceeds of $1.3 million, which resulted in a realized loss of $3.0 million and unrealized appreciation of $2.8 million. Two debt investments were settled for a royalty and sale agreements collectively fair valued at $7.5 million, which resulted in a realized loss of $12.4 million and unrealized appreciation of $11.8 million. During the year ended December 31, 2016, we realized net losses totaling $7.8 million primarily due to the resolution of three debt investments. One debt investment was settled for net cash proceeds of $3.6 million, which resulted in a realized loss of $4.5 million and unrealized appreciation of $4.6 million. One debt investment was settled for net cash proceeds of $0.2 million and a royalty and sale agreement fair valued at $0.4 million, which resulted in a realized loss of $2.2 million and unrealized appreciation of $2.2 million. One debt investment was settled for cash proceeds which resulted in a realized loss of $0.9 million and unrealized appreciation of $0.7 million. During the year ended December 31, 2015, we realized net losses totaling $1.7 million primarily due to the resolution of one debt investment partially offset by realized gains on the sale of equity received upon the exercise of warrants. The debt investment was settled for a net cash payment of $4.9 million, which resulted in a realized loss of $1.8 million and unrealized appreciation of $1.8 million.

During the year ended December 31, 2017, net unrealized appreciation on investments totaled $18.5 million which was primarily due to the reversal of previously recorded unrealized depreciation on four debt investments that were settled during the period. During the year ended December 31, 2016, net unrealized depreciation on investments totaled $14.2 million which was primarily due to the unrealized depreciation on three debt investments offset by the reversal of previously recorded unrealized depreciation on one debt investment. During the year ended December 31, 2015, net unrealized depreciation on investments totaled $0.5 million which was primarily due to the unrealized depreciation on one debt investment offset by the reversal of previously recorded unrealized depreciation on one debt investment that was settled during the period, described above.

Liquidity and capital resources

As of June 30, 2018 and December 31, 2017 and 2016, we had cash of $10.8 million, $6.6 million and $37.1 million, respectively. Cash is available to fund new investments, reduce borrowings, pay expenses, repurchase common stock and pay distributions. Our primary sources of capital have been from our public and private equity offerings, use of our revolving credit facilities, issuance of our 7.375% notes due 2019, or the 2019 Notes and issuance of the 2022 Notes.

On April 27, 2018, our Board extended a previously authorized stock repurchase program which allows us to repurchase up to $5.0 million of our common stock at prices below our net asset value per share as reported in our most recent consolidated financial statements. Under the repurchase program, we may, but are not obligated to, repurchase shares of our outstanding common stock in the open market or in privately negotiated transactions from time to time. Any repurchases by us will comply with the requirements of Rule 10b-18 under the Exchange Act and any applicable requirements of the 1940 Act. Unless extended by our Board, the repurchase program will terminate on the earlier of June 30, 2019 or the repurchase of $5.0 million of our common stock. During the three and six months ended June 30, 2018, we did not make any repurchases of our common stock. During the year ended December 31, 2017, we repurchased 5,923 shares of our common stock at an average price of $9.97 on the open market at a total cost of $0.1 million. During the year ended December 31, 2016, we repurchased 48,160 shares of our common stock at an average price of $10.66 on the open market for a total cost of $0.5 million. During the year ended

December 31, 2015, we repurchased 113,382 shares of our common stock at an average price of $11.53 on the open market for a total cost of $1.3 million. From the inception of the stock repurchase program through June 30, 2018, we repurchased 167,465 shares of our common stock at an average price of $11.22 on the open market at a total cost of $1.9 million.

At June 30, 2018 and December 31, 2017 and 2016, the outstanding principal balance under the Key Facility was $68.0 million, $58.0 million and $63.0 million, respectively. As of June 30, 2018 and December 31, 2017 and 2016, we had borrowing capacity under the Key Facility of $32.0 million, $37.0 million and $32.0 million, respectively. At June 30, 2018 and December 31, 2017 and 2016, $20.6 million, $23.6 million and $4.6 million, respectively, was available, subject to existing terms and advance rates.

Our operating activities provided cash of $1.6 million for the six months ended June 30, 2018, and our financing activities provided cash of $2.6 million for the same period. Our operating activities provided cash primarily from principal payments received on our debt investments. Our financing activities provided cash primarily from advances on our Key Facility, partially offset by cash used to repay our Key Facility and pay distributions to our stockholders.

Our operating activities provided cash of $22.0 million for the six months ended June 30, 2017, and our financing activities used cash of $46.8 million for the same period. Our operating activities provided cash primarily from principal payments received on our debt investments, partially offset by investments made in portfolio companies. Our financing activities used cash primarily to repay the Key Facility and pay distributions to our stockholders.

Our operating activities used cash of $14.8 million for the year ended December 31, 2017, and our financing activities used cash of $15.7 million for the same period. Our operating activities used cash primarily for investments made in portfolio companies, partially offset by principal payments received on our debt investments. Our financing activities used cash primarily to redeem the 2019 Notes, pay down the Key Facility and pay distributions to our stockholders, partially offset by the issuance of the 2022 Notes.

Our operating activities provided cash of $52.3 million for the year ended December 31, 2016, and our financing activities used cash of $35.9 million for the same period. Our operating activities provided cash primarily from principal payments received on our debt investments, partially offset by investments made in portfolio companies. Our financing activities used cash primarily to pay off our Asset-Backed Notes and pay distributions to our stockholders.

Our operating activities used cash of $31.3 million for the year ended December 31, 2015, and our financing activities provided cash of $43.7 million for the same period. Our operating activities used cash primarily for investments made in portfolio companies, partially offset by principal payments received on our debt investments. Our financing activities provided cash primarily from the 2015 Offering and advances on our Key Facility of $58.0 million, which was partially offset by cash used to pay down our Asset-Backed Notes, pay distributions to our stockholders and repurchase common stock under the stock repurchase program.

Our primary use of available funds is to make debt investments in portfolio companies and for general corporate purposes. We expect to raise additional equity and debt capital opportunistically as needed and, subject to market conditions, to support our future growth to the extent permitted by the 1940 Act.

In order to remain subject to taxation as a RIC, we intend to distribute to our stockholders all or substantially all of our investment company taxable income. In addition, as a BDC, we are currently required to maintain asset coverage of at least 200%. This requirement limits the amount that we may borrow.

On March 23, 2018, President Trump signed into law the Small Business Credit Availability Act as part of an omnibus spending bill, which, among other things, amends the 1940 Act to reduce the minimum required asset coverage applicable to BDCs under the 1940 Act from 200% to 150% if certain approval and disclosure requirements are met. Before such reduced asset coverage requirement can apply to us, such reduced asset coverage requirement must be approved by either (a) a majority of our directors who have no financial interest in such approval and a majority of our directors who are not interested persons, as defined by the 1940 Act, of us in which case such reduced asset coverage requirement would take effect on the first anniversary of the date of such Board approval, or (b) a majority of votes cast by our stockholders at a special or annual meeting at which a quorum is present, in which case such reduced asset coverage requirement shall take effect on the day after such approval. On June 7, 2018, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Board approved the reduced asset coverage requirements and separately recommended that our stockholders approve the reduced asset coverage requirements at a special meeting of our stockholders. As a result, our asset coverage requirements applicable to senior securities are expected to decrease from 200% to 150% effective June 7, 2019, unless earlier approved by a majority of votes cast at the special meeting, which we intend to hold in the fall of 2018. In that case, the modified asset coverage requirements would be effective with respect to us on the day immediately following such stockholder approval.

We believe that our current cash, cash generated from operations, and funds available from our Key Facility will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

  Current borrowings

The following table shows our borrowings as of June 30, 2018 and December 31, 2017 and 2016:

	June 30, 2018			December 31, 2017			December 31, 2016
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Key Facility	$100,000	$68,000	$32,000	$95,000	$58,000	$37,000	$95,000	$63,000	$32,000
2022 Notes	37,375	37,375	—	37,375	37,375	—	—	—	—
2019 Notes	—	—	—	—	—	—	33,000	33,000	—
Total before debt issuance costs	137,375	105,375	32,000	132,375	95,375	37,000	128,000	96,000	32,000
Unamortized debt issuance costs attributable to term borrowings	—	(1,161)	—	—	(1,300)	—	—	(403)	—
Total borrowings outstanding, net	$137,375	$104,214	$32,000	$132,375	$94,075	$37,000	$128,000	$95,597	$32,000

We entered into the Key Facility effective November 4, 2013. The interest rate on the Key Facility is based upon the one-month LIBOR plus a spread of 3.25%, with a LIBOR floor of 0.75%. The LIBOR rate was 2.09%, 1.56% and 0.77% as of June 30, 2018 and December 31, 2017 and 2016, respectively. The interest rates in effect are 5.23%, 4.61% and 4.00% as of June 30, 2018 and December 31, 2017 and 2016, respectively. The Key Facility requires the payment of an unused line fee in an amount equal to 0.50% of any unborrowed amount available under the facility annually.

The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million. The Key Facility is collateralized by debt investments held by Horizon Credit II LLC, or Credit II, and permits an advance rate of up to fifty percent (50%) of eligible debt investments held by Credit II. The Key Facility contains covenants that, among other things, require us to maintain a minimum net worth, to restrict the debt investments securing the Key Facility to certain criteria for qualified debt investments and to comply with portfolio company concentration limits as defined in the related loan agreement. The period during which we may request advances under the Key Facility, or the Revolving Period, extends through April 6, 2021. After the Revolving Period, we may not request new advances, and we must repay the outstanding advances under the Key Facility as of such date, at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Key Facility, particularly the condition that the principal balance of the Key Facility not exceed fifty percent (50%) of the aggregate principal balance of our eligible debt investments to our portfolio companies. The maturity of the Key Facility, the date on which all outstanding advances under the Key Facility are due and payable, is on April 6, 2023.

On March 23, 2012, we issued and sold an aggregate principal amount of $30.0 million 2019 Notes, and on April 18, 2012, pursuant to the underwriters’ 30-day option to purchase additional notes, we sold an additional $3.0 million of the 2019 Notes. The 2019 Notes had a stated maturity of March 15, 2019 and were redeemable in whole or in part at our option at any time or from time to time at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bore interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes were our direct, unsecured obligations and (1) ranked equally in right of payment with our future unsecured indebtedness; (2) were senior in right of payment to any of our future indebtedness that expressly provided it was subordinated to the 2019 Notes; (3) were effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that was initially unsecured to which we subsequently granted security), to the extent of the value of the assets securing such indebtedness and (4) were structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. On October 30, 2017, or the Redemption Date, we redeemed all of the issued and outstanding 2019 Notes in an aggregate principal amount of $33.0 million and paid accrued interest of $0.3 million. The 2019 Notes were delisted effective on the Redemption Date.

On September 29, 2017, we issued and sold an aggregate principal amount of $32.5 million 2022 Notes, and on October 11, 2017, pursuant to the underwriters’ 30-day option to purchase additional notes, we sold an additional $4.9 million of the 2022 Notes. The 2022 Notes have a stated maturity of September 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 15, 2019 at a redemption price of $25 per security plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 6.25% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2022 Notes are our direct, unsecured obligations and (1) rank equally in right of payment with our current and future unsecured indebtedness; (2) are senior in right of payment to any of our future indebtedness that expressly provides it is subordinated to the 2022 Notes; (3) are effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness and (4) are structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. As of June 30, 2018, we were in material compliance with the terms of the 2022 Notes. The 2022 Notes are listed on the New York Stock Exchange under the symbol “HTFA”.

  Other assets

As of June 30, 2018 and December 31, 2017 and 2016, other assets were $2.0 million, $1.5 million and $2.1 million, respectively, which is primarily comprised of debt issuance costs and prepaid expenses.

  Contractual obligations and off-balance sheet arrangements

The following table shows our significant contractual payment obligations and off-balance sheet arrangements as of June 30, 2018:

	Payments due by period
	Total	Less than 1 year	1 – 3 Years	3 – 5 Years	After 5 years
	(In thousands)
Borrowings	$105,375	$—	$57,295	$48,080	$—
Unfunded commitments	20,200	14,200	6,000	—	—
Total	$125,575	$14,200	$63,295	$48,080	$—

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of June 30, 2018, we had unfunded commitments of $20.2 million. These commitments are subject to the same underwriting and ongoing portfolio maintenance requirements as are the financial instruments that we hold on our balance sheet. In addition, these commitments are often subject to financial or non-financial milestones and other conditions to borrowing that must be achieved before the commitment can be drawn. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We regularly monitor our unfunded commitments and anticipated refinancings, maturities and capital raising, to ensure that we have sufficient liquidity to fund such unfunded commitments. As of June 30, 2018, we reasonably believed that our assets would provide adequate financial resources to satisfy all of our unfunded commitments.

In addition to the Key Facility, we have certain commitments pursuant to our Investment Management Agreement entered into with our Advisor. We have agreed to pay a fee for investment advisory and management services consisting of two components (1) a base management fee equal to a percentage of the value of our gross assets less cash or cash equivalents, and (2) a two-part incentive fee. We have also entered into a contract with our Advisor to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Advisor’s overhead in performing its obligations under the agreement, including rent, fees and other expenses inclusive of our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See Note 3 to our consolidated financial statements for additional information regarding our Investment Management Agreement and our Administration Agreement.

  Distributions

In order to qualify and be subject to tax as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. Generally, in order to qualify as a RIC, we must derive at least 90% of our gross income for each tax year from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to our business of investing in stock or other securities. We must also meet certain asset diversification requirements at the end of each quarter of each tax year. Failure to meet these diversification requirements on the last day of a quarter may result in us having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may cause us to incur substantial losses.

In addition, in order to be subject to tax as a RIC and to avoid the imposition of corporate-level tax on the income and gains we distribute to our stockholders in respect of any tax year, we are required under the Code to distribute as dividends to our stockholders out of assets legally available for distribution each tax year an amount generally at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any. Additionally, in order to avoid the imposition of a U.S. federal excise tax, we are required to distribute, in respect of each calendar year, dividends to our stockholders of an amount at least equal to the sum of 98% of our calendar year net ordinary income (taking into account certain deferrals and elections); 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one year period ending on October 31 of such calendar year; and any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which we previously did not incur any U.S. federal income tax. If we fail to qualify as a RIC for any reason and become subject to corporate tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. In addition, we could be required to recognize unrealized gains, incur substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings in a tax year fall below the total amount of our distributions made to stockholders in respect of such tax year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should review any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” DRIP for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional shares of our common stock will be treated as receiving a distribution of an amount equal to the fair market value of such shares of our common stock. We may use newly issued shares to implement the DRIP, or we may purchase shares in the open market in connection with our obligations under the DRIP.

Related party transactions

We have entered into the Investment Management Agreement with the Advisor. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Our investment activities are managed by the Advisor and supervised by the Board, the majority of whom are independent directors. Under the Investment Management Agreement, we have agreed to pay the Advisor a base management fee as well as an incentive fee. During the six months ended June 30, 2018 and 2017 and the years ended December 31, 2017, 2016 and 2015, we paid the Advisor $3.6 million, $2.7 million, $5.4 million, $6.9 million and $7.9 million, respectively, pursuant to the Investment Management Agreement.

Our Advisor is 60% owned by HTF Holdings LLC, which is 100% owned by HTF. By virtue of their ownership interest in HTF, our Chief Executive Officer, Robert D. Pomeroy, Jr. and our President, Gerald A. Michaud, may be deemed to control our Advisor.

We have also entered into the Administration Agreement with the Advisor. Under the Administration Agreement, we have agreed to reimburse the Advisor for our allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement the Advisor provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. During the six months ended June 30, 2018 and 2017 and the years ended December 31, 2017, 2016 and 2015, we paid the Advisor $0.4 million, $0.4 million, $0.7 million, $0.9 million and $1.1 million, respectively, pursuant to the Administration Agreement.

The predecessor of the Advisor has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.”

We believe that we derive substantial benefits from our relationship with our Advisor. Our Advisor may manage other investment vehicles, or Advisor Funds, with the same investment strategy as us. The Advisor may provide us an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates are precluded from co-investing in negotiated investments. On November 27, 2017, we were granted exemptive relief from the SEC which permits us to co-invest with Advisor Funds, subject to certain conditions. See “Risk Factors — Risks related to our business and structure — Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.”

Critical accounting policies

The discussion of our financial condition and results of operation is based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our significant accounting policies in the notes to our consolidated financial statements.

We have identified the following items as critical accounting policies.

  Valuation of investments

Investments are recorded at fair value. Our Board determines the fair value of our portfolio investments. We apply fair value to substantially all of our investments in accordance with Topic 820, Fair Value Measurement, of the Financial Accounting Standards Board’s, or FASB’s, Accounting Standards Codification as amended, or ASC, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. We have categorized our investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, our own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Our Board determines the fair value of investments in good faith, based on the input of management, the audit committee and independent valuation firms that have been engaged at the direction of our Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under our valuation policy and a consistently applied valuation process. The Board conducts this valuation process at the end of each fiscal quarter, with 25% (based on fair value) of our valuation of portfolio companies that do not have a readily available market quotations subject to review by an independent valuation firm.

  Income recognition

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a debt investment becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the debt investment is placed on non-accrual status and the recognition of interest income may be discontinued. Interest payments received on non-accrual debt investments may be recognized as income, on a cash basis, or applied to principal depending upon management’s judgment at the time the debt investment is placed on non-accrual status. For the six months ended June 30, 2018 and 2017, we did not recognize any interest income from debt investments on non-accrual status. For the year ended December 31, 2017, we recognized as interest income interest payments of $0.1 million received from one portfolio company whose debt investment was on non-accrual status. For the year ended December 31, 2016, we did not recognize interest income from debt investments on non-accrual status. For the year ended December 31, 2015, we recognized as interest income interest payments of $0.2 million received from one portfolio company whose debt investment was on non-accrual status.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, we may also receive a non-refundable deposit earned upon the termination of a transaction. Debt investment origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the debt investment. All other income is recorded into income when earned. Fees for counterparty debt investment commitments with multiple debt investments are allocated to each debt investment based upon each debt investment’s relative fair value. When a debt investment is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the debt investment is returned to accrual status.

Certain debt investment agreements also require the borrower to make an ETP that is accrued into income over the life of the debt investment to the extent such amounts are expected to be collected. We will generally cease accruing the income if there is insufficient value to support the accrual or if we do not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, we receive warrants to purchase shares of stock from the borrower. We record the warrants as assets at estimated fair value on the grant date using the Black-Scholes valuation model. We consider the warrants as loan fees and record them as unearned income on the grant date. The unearned income is recognized as interest income over the contractual life of the related debt investment in accordance with our income recognition policy. Subsequent to origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains and losses from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains and losses on investments.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. We measure realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

  Income taxes

We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC and to avoid the imposition of corporate-level U.S. federal income tax on the amounts we distribute to our stockholders, among other things, we are required to meet certain source of income and asset diversification requirements, and we must timely distribute dividends to our stockholders out of assets legally available for distribution each tax year of an amount generally at least equal to 90% of our investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid. We, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from incurring any material liability for U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and incur a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year distributions, we will accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

We evaluate tax positions taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority in accordance with ASC Topic 740, Income Taxes, as modified by ASC Topic 946, Financial Services — Investment Companies. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, are recorded as a tax expense in the current year. It is our policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. We had no material uncertain tax positions at June 30, 2018 and December 31, 2017 and 2016.

Recently adopted accounting pronouncement

In April 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09, which amends existing revenue recognition guidance to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual and interim periods beginning after December 15, 2017. As required, we adopted ASU 2014-09 effective January 1, 2018, and such adoption did not have an impact on our consolidated financial statements and disclosures.

Quantitative and qualitative disclosures about market risk

We are subject to financial market risks, including changes in interest rates. During the periods covered by our financial statements, the interest rates on the debt investments within our portfolio were primarily at floating rates. We expect that our debt investments in the future will primarily have floating interest rates. As of June 30, 2018, December 31, 2017 and 2016, 99%, 99% and 96%, respectively, of the outstanding principal amount of our debt investments bore interest at floating rates. The initial commitments to lend to our portfolio companies are usually based on a floating LIBOR index.

Based on our June 30, 2018 consolidated statement of assets and liabilities (without adjustment for potential changes in the credit market, credit quality, size and composition of assets on the consolidated statement of assets and liabilities or other business developments that could affect net income), the following table shows the annual impact on the change in net assets resulting from operations of changes in interest rates, which assumes no changes in our investments and borrowings:

Change in basis points	Interest Income	Interest Expense	Change in Net Assets(1)
	(In thousands)
Up 300 basis points	$5,916	$2,068	$3,848
Up 200 basis points	$3,864	$1,379	$2,485
Up 100 basis points	$1,813	$689	$1,124
Down 300 basis points	$(2,221)	$(850)	$(1,371)
Down 200 basis points	$(2,221)	$(850)	$(1,371)
Down 100 basis points	$(1,790)	$(689)	$(1,101)

(1)	Excludes the impact of incentive fees based on pre-incentive fee net investment income.

While our 2022 Notes bear interest at a fixed rate, our Key Facility has a floating interest rate provision, subject to a floor of 0.75% per annum, based on a LIBOR index which resets monthly, and any other credit facilities into which we enter in the future may have floating interest rate provisions. We have used hedging instruments in the past to protect us against interest rate fluctuations and we may use them in the future. Such instruments may include caps, swaps, futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Because we currently fund, and expect to continue to fund, our investments with borrowings, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2018 and December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010. The information as of December 31, 2017, 2016, 2015, 2014 and 2013 was included in or derived from our consolidated financial statements for the year ended December 31, 2017, which were audited by RSM US LLP, our independent registered public accounting firm. This information about our senior securities should be read in conjunction with our audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands, except unit data)
Credit facilities
2018 (as of June 30)	$68,000	$3,517	—	N/A
2017	$58,000	$3,973	—	N/A
2016	$63,000	$3,733	—	N/A
2015	$68,000	$4,048	—	N/A
2014	$10,000	$22,000	—	N/A
2013	$10,000	$25,818	—	N/A
2012	$56,020	$4,177	—	N/A
2011	$64,571	$3,012	—	N/A
2010	$87,425	$2,455	—	N/A
2022 Notes
2018 (as of June 30)	$37,375	$6,399	—	$25.63
2017	$37,375	$6,166	—	$25.66
2019 Notes
2018 (as of June 30)	—	—	—	—
2017	—	—	—	—
2016	$33,000	$7,127	—	$25.42
2015	$33,000	$8,342	—	$25.26
2014	$33,000	$6,667	—	$25.64
2013	$33,000	$7,824	—	$25.70
2012	$33,000	$7,091	—	$25.38
2013-1 Securitization
2018 (as of June 30)	—	—	—	N/A
2017	—	—	—	N/A
2016	—	—	—	N/A
2015	$14,546	$18,926	—	N/A
2014	$38,753	$5,677	—	N/A
2013	$79,343	$3,254	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands, except unit data)
Total senior securities
2018 (as of June 30)	$105,375	$2,269	—	N/A
2017	$95,375	$2,416	—	N/A
2016	$96,000	$2,450	—	N/A
2015	$115,546	$2,383	—	N/A
2014	$81,753	$2,691	—	N/A
2013	$122,343	$2,110	—	N/A
2012	$89,020	$2,629	—	N/A
2011	$64,571	$3,012	—	N/A
2010	$87,425	$2,455	—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the original cost less accumulated depreciation, amortization or impairment of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount which the holder of such class of senior security would be entitled upon the voluntary liquidation of the applicable issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of securities.
(4)	Not applicable to the Company’s credit facilities and $189.3 million securitization of secured loans we completed on June 28, 2013, or the 2013-1 Securitization, because such securities are not registered for public trading.

BUSINESS

General

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries. We were formed on March 16, 2010 as a Delaware corporation for the purpose of acquiring, continuing and expanding the business of our wholly-owned subsidiary, Compass Horizon, and operating as an externally managed BDC under the 1940 Act. Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We are focused on making secured debt investments to venture capital backed companies in our Target Industries. We also selectively provide Venture Loans to publicly traded companies in our Target Industries. Our debt investments are typically secured by first liens or first liens behind a secured revolving line of credit, or Senior Term Loans. Venture Lending is typically characterized by, (i) the making of a secured debt investment after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (ii) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (iii) the relatively rapid amortization of the Venture Loan and (iv) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated for as a RIC under Subchapter M of the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance a portion of our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing (or 150% if certain approval and disclosure requirements are met). The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally do not have to pay corporate-level federal income taxes on our investment company taxable income and our net capital gain that we distribute to our stockholders as long as we meet certain source-of-income, distribution, asset diversification and other requirements.

We are externally managed and advised by our Advisor. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Our portfolio

From the commencement of operations of our predecessor on March 4, 2008 through June 30, 2018, we funded debt investments to 163 portfolio companies and invested $1.02 billion in debt investments. As of June 30, 2018, our debt investment portfolio consisted of 33 debt investments with an aggregate fair value of $203.5 million. As of June 30, 2018, 98.3%, or $200.0 million, of our debt investment portfolio at fair value consisted of Senior Term Loans. As of June 30, 2018, our net assets were $133.8 million, and all of our debt investments were secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments in our portfolio are generally not rated by any rating agency. If the individual debt investments in our portfolio were rated, they would be rated below “investment grade”. Debt investments that are unrated or rated below investment grade are sometimes referred to as “junk bonds” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

For the six months ended June 30, 2018, our dollar-weighted annualized yield on average debt investments (excluding any yield from warrants, equity, other investments and HSLFI was 14.8%. We calculate the dollar-weighted yield on average debt investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average debt investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

For the six months ended June 30, 2018, our investment portfolio (including any yield from warrants, equity and other investments but excluding any yield from HSLFI) had an overall total yield of 13.5%. We calculate the dollar-weighted yield on average investments for any period as (1) total investment income (excluding income from HSLFI) during the period divided by (2) the average of the fair value of investments outstanding (excluding HSLFI) on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield on average investments is higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

As of June 30, 2018, our debt investments had a dollar-weighted average term of 47 months from inception and a dollar-weighted average remaining term of 36 months. As of June 30, 2018, substantially all of our debt investments had an original committed principal amount of between $3 million and $20 million, repayment terms of between 18 and 60 months and bore current pay interest at annual interest rates of between 9% and 14%.

For the six months ended June 30, 2018, our total return based on market value was (4.8)%. Total return based on market value is calculated as (x) the sum of (i) the closing sales price of our common stock on the last day of the period plus (ii) the aggregate amount of distributions paid per share during the period, less (iii) the closing sales price of our common stock on the first day of the period, divided by (y) the closing sales price of our common stock on the first day of the period.

In addition to our debt investments, as of June 30, 2018, we held warrants to purchase stock, predominantly preferred stock, in 69 portfolio companies, equity positions in eight portfolio companies and success fee arrangements in seven portfolio companies.

Horizon Secured Loan Fund I LLC

On June, 1 2018, we and Arena formed a joint venture, HSLFI, to make investments, either directly or indirectly through subsidiaries, primarily in the form of secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. HSLFI was formed as a Delaware limited liability company and is not consolidated by either us or Arena for financial reporting purposes. HSLFI invests in portfolio companies in the same industries in which we may directly invest.

We provide capital (in the form of cash or securities in portfolio companies) to HSLFI in exchange for limited liability company equity interests in HSLFI. As of June 30, 2018, we and Arena each owned 50.0% of the equity interests of HSLFI. Our investment in HSLFI consisted of an equity contribution of $4.0 as of June 30, 2018. As of June 30, 2018, we had commitments to fund equity interests in HSLFI of $25.0 million, of which $21.0 was unfunded.

We and Arena each appointed two members to HSLFI’s four-person board of managers. All material decisions with respect to HSLFI, including those involving its investment portfolio, require unanimous approval of a quorum of the board of managers. Quorum is defined as (i) the presence of two members of the board of managers; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of managers, provided that the individual that was elected, designated or appointed by the member with only one individual present will be entitled to cast two votes on each matter; or (iii) the presence of all four members of the board of managers.

HFI was formed as a Delaware limited liability company on June 1, 2018, with HSLFI as its sole equity member. HFI is a special purpose bankruptcy-remote entity and is a separate legal entity from HSLFI. Any assets conveyed to HFI are not available to creditors of HSLFI or any other entity other than HFI’s lenders.

In addition, on June 1, 2018, HSLFI entered into a sale and servicing agreement with HFI, as Issuer, and us, as Servicer, pursuant to which HSLFI will sell or contribute to HFI certain secured loans made to certain portfolio companies. HFI entered into a Note Funding Agreement with the Noteholders for an aggregate purchase price of up to $100.0 million, with an accordion feature of up to $200.0 million at the mutual discretion and agreement of HSLFI and the Noteholders. The Note Funding Agreement has an investment period that ends on June 1, 2020, if not extended, followed by a five year amortization period and a scheduled final payment date of June 10, 2025, subject to any extension of the investment period. The interest rate is based on the three year USD mid-market swap rate plus a margin of between 2.75% and 3.25% depending on the rating of the notes at the time the amount is borrowed. There were no advances made by the Noteholders as of June 30, 2018.

Our advisor

Our investment activities are managed by our Advisor, and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation of our Advisor, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers including Robert D. Pomeroy, Jr., our Chief Executive Officer, Gerald A. Michaud, our President, Daniel R. Trolio, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer, and Daniel S. Devorsetz, our Senior Vice President and Chief Investment Officer.

Our strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. To further implement our business strategy, we expect our Advisor to continue to employ the following core strategies:

•	Structured investments in the venture capital and private and public equity markets. We make loans to development-stage companies within our Target Industries typically in the form of secured loans. The secured debt structure provides a lower risk strategy, as compared to equity or unsecured debt investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current-pay interest and amortization of principal and have a senior position to equity and unsecured debt in the borrower’s capital structure in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our debt investments primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the debt investment upon a default. Only the potential gains from warrants depend upon equity investment exits.
•	“Enterprise value” lending. We and our Advisor take an enterprise value approach to structuring and underwriting loans. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the applicable portfolio company’s particular technology, service or customer base. We secure our lien position against the enterprise value of each portfolio company.
•	Creative products with attractive risk-adjusted pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include funds for additional development “runways,” funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current-pay interest, commitment fees, ETPs, pre-payment fees, success fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ financing requirements while mitigating risk and maximizing returns on our investments.
•	Opportunity for enhanced returns. To enhance our debt investment portfolio returns, in addition to interest and fees, we frequently obtain warrants to purchase the equity of our portfolio companies as additional consideration for making debt investments. The warrants we obtain generally include a

“cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors.
•	Direct origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.
•	Disciplined and balanced underwriting and portfolio management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area by quarterly reviewing each criteria and, in the event there is an overconcentration, seeking investment opportunities to reduce such overconcentration. Our Advisor employs a “hands on” approach to portfolio management, requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans. For public companies, our Advisor typically relies on publicly reported quarterly financials.
•	Use of leverage. We use leverage to increase returns on equity through our Key Facility and our 2022 Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and capital resources” for additional information about our use of leverage. In addition, we may issue additional debt securities or preferred stock in one or more series in the future, the specific terms of which will be described in the particular prospectus supplement relating to that series. See “Description of Debt Securities That We May Issue” and “Description of Preferred Stock That We May Issue” for additional information about the debt securities or preferred stock we may issue.
•	Customized debt investment documentation process. Our Advisor employs an internally managed documentation process that assures that each debt investment transaction is documented using our “enterprise value” debt investment documents specifically tailored to each transaction. Our Advisor uses experienced in-house senior legal counsel to oversee the documentation and negotiation of each of our transactions.
•	Active portfolio management. Because many of our portfolio companies are privately held, development-stage companies in our Target Industries, our Advisor employs a “hands on” approach to its portfolio management processes and procedures. Our Advisor requires the private portfolio companies to provide monthly financial information, and our Advisor participates in quarterly discussions with the management and investors of our portfolio companies. Our Advisor prepares monthly management reporting and internally rates each portfolio company.
•	Portfolio composition. Monitoring the composition of the portfolio is an important component of the overall growth and portfolio management strategy. Our Advisor monitors the portfolio regularly to avoid undue focus in any sub-industry, stage of development or geographic area. By regularly monitoring the portfolio for these factors we attempt to reduce the risk of down market cycles associated with any particular industry, development stage or geographic area.

Market opportunity

We focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services and cleantech. The technology sectors we focus on include communications, networking, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include biotechnology, drug discovery, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include diagnostics, electronic medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include alternative energy, power management, energy efficiency, green building materials and waste recycling. We refer to all of these companies as “technology-related” companies because the companies are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We intend, under normal market conditions, to invest at least 80% of the value of our total assets in such companies.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the high degree of risk associated with lending to development-stage companies. Potential benefits include:

•	Higher interest rates. Venture Loans typically bear interest at rates that exceed the rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions. We believe these rates provide a risk-adjusted return to lenders compared with other types of debt investing and provide a significantly less expensive alternative to equity financing for development-stage companies.
•	Debt investment support provided by cash proceeds from equity capital provided by venture capital and private equity firms. In many cases, a Venture Lender makes a Venture Loan to a portfolio company in conjunction with, or immediately after, a substantial venture capital or private equity investment in the portfolio company. This equity capital investment supports the debt investment by initially providing a source of cash to fund the portfolio company’s debt service obligations. In addition, because the debt investment ranks senior in priority of payment to the equity capital investment, the portfolio company must repay that debt before the equity capital investors realize a return on their investment. If the portfolio company subsequently becomes distressed, its venture capital and private equity investors will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets. We believe that the support of venture capital and private equity investors increases the likelihood that a Venture Loan will be repaid.
•	Relatively rapid amortization of debt investments. Venture Loans typically require that interest payments begin within one month of closing, and principal payments typically begin within twelve months of closing, thereby returning capital to the lender and reducing the capital at risk with respect to the investment. Because Venture Loans are typically made at the time of, or soon after, a portfolio company completes a significant venture capital or private equity financing, the portfolio company usually has sufficient funds to begin making scheduled principal and interest payments even if it is not then generating revenue and/or positive cash flow. If a portfolio company is able to increase its “enterprise value” during the term of the debt investment (which is typically between 24 and 48 months), the lender may also benefit from a reduced loan-to-value ratio, which reduces the risk of the debt investment.
•	Senior ranking to equity and collateralization. A Venture Loan is typically secured by some or all of the portfolio company’s assets, thus making the Venture Loan senior in priority to the equity invested in the portfolio company. In many cases, if a portfolio company defaults on its loan, the value of this collateral will provide the lender with an opportunity to recover all or a portion of its investment. Because holders of equity interests in a portfolio company will generally lose their investments before the Venture Lender experiences losses, we believe that the likelihood of losing all of our invested capital in a Venture Loan is lower than would be the case with an equity investment.
•	Potential equity appreciation through warrants. Venture Lenders are typically granted warrants in portfolio companies as additional consideration for making Venture Loans. The warrants permit the Venture Lender to purchase equity securities of the portfolio companies at the same price paid by the portfolio company’s investors for such preferred stock in the most recent or next equity round of the portfolio company’s financing. Historically, warrants granted to Venture Lenders have generally had a term of ten years and been valued in dollar amounts equal to between 5% and 20% of the principal loan amount at the time of issuance. Warrants provide Venture Lenders with an opportunity to participate in the potential growth in value of the portfolio company, thereby increasing the potential return on investment.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as:

•	Venture Loans are typically less dilutive than venture capital and private equity financing. Venture Loans allow a company to access the cash necessary to implement its business plan without diluting the existing investors in the company. Typically, the warrants or other equity securities issued as part of a Venture Lending transaction result in only minimal dilution to existing investors as compared to the potential dilution of a new equity round of financing.
•	Venture Loans extend the time period during which a portfolio company can operate before seeking additional equity financing. By using a Venture Loan, development-stage companies can postpone the need for their next round of equity financing, thereby extending their cash available to fund operations. This delay can provide portfolio companies with additional time to improve technology, achieve development milestones and, potentially, increase the company’s valuation before seeking more equity investments.
•	Venture Loans allow portfolio companies to better match cash sources with uses. Debt is often used to fund infrastructure costs, including office space and laboratory equipment. The use of debt to fund infrastructure costs allows a portfolio company to spread these costs over time, thereby conserving cash at a stage when its revenues may not be sufficient to cover expenses. Similarly, working capital financing may be used to fund selling and administrative expenses ahead of anticipated corresponding revenue. In both instances, equity capital is preserved for research and development expenses or future expansion.

Competitive strengths

We believe that we, together with our Advisor, possess significant competitive strengths, which include the following:

•	Consistently execute commitments and close transactions. Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and managing Venture Loans. Our Advisor and its predecessor have directly originated, underwritten and managed Venture Loans with an aggregate original principal amount over $1.5 billion to more than 230 companies since operations commenced in 2004. In our experience, prospective portfolio companies prefer lenders that have demonstrated their ability to deliver on their commitments.
•	Robust direct origination capabilities. Our Advisor has significant experience originating Venture Loans in our Target Industries. This experience has given our Advisor a deep knowledge of our Target Industries and an extensive base of transaction sources and references. Our Advisor’s brand name recognition in our market has resulted in a steady flow of high quality investment opportunities that are consistent with the strategic vision and expectations of our Advisor’s senior management.
•	Highly experienced and cohesive management team. Our Advisor’s senior management team of experienced professionals has been together since our inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.
•	Relationships with venture capital and private equity investors. Our Advisor has developed strong relationships with venture capital and private equity firms and their partners. The strength and breadth of our Advisor’s venture capital and private equity relationships would take other firms considerable time and expense to develop and we believe this represents a significant barrier to entry.
•	Well-known brand name. Our Advisor has originated Venture Loans to more than 230 companies in our Target Industries under the “Horizon Technology Finance” brand. Each of these companies is backed by one or more venture capital or private equity firms. We believe that the “Horizon Technology Finance” brand, as a competent, knowledgeable and active participant in the Venture Lending marketplace will continue to result in a significant number of referrals and prospective investment opportunities in our Target Industries.

Stages of development of venture capital and private equity-backed companies

Below is a typical development curve for a company in our Target Industries and the various milestones along the development curve where we believe a Venture Loan may be a preferred financing solution:

Stages of Development

Early

- Product R&D
- Staff
- IP

Mid Stage

- Prototypes
- Trial
- Beta test

Late

- Customer
- Sales
- Increasing cash

IPO or M&A
Profitability
Sales Ramp
Marketing "C" Round
Trial "B" Round
Product R&D "A" Round
Revolving
Larger Technology
Technology and Equipment Loan
Seed Round
Technology
Late
Smaller Technology Loan Or Equipment Loan
Mid Stage
Introduction to Company
Early

Investment criteria

We seek to invest in companies that vary by their stage of development, their Target Industries and sectors of Target Industries and their geographical location, as well as by the venture capital and private equity sponsors that support our portfolio companies. While we invest in companies at various stages of development, we require that prospective portfolio companies be beyond the seed stage of development and have received at least their first round of venture capital or private equity financing before we will consider making an investment. We expect a prospective portfolio company to demonstrate its ability to advance technology and increase its value over time.

We have identified several criteria that we believe have proven, and will prove, important in achieving our investment objective. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria are met by each portfolio company in which we choose to invest.

Management.  Our portfolio companies are generally led by experienced management that has in-market expertise in the Target Industry in which the company operates, as well as extensive experience with development-stage companies. The adequacy and completeness of the management team is assessed relative to the stage of development and the challenges facing the potential portfolio company.

Continuing support from one or more venture capital and private equity investors.  We typically invest in companies in which one or more established venture capital and private equity investors have previously invested and continue to make a contribution to the management of the business. We believe that established venture capital and private equity investors can serve as committed partners and will assist their portfolio companies and their management teams in creating value. We take into consideration the total amount raised by the company, the valuation history, investor reserves for future investment and the expected timing and milestones to the next equity round financing.

Operating plan and cash resources.  We generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt. Our review of the operating plan will take into consideration existing cash, cash burn, cash runway and the milestones necessary for the company to achieve cash flow positive operations or to access additional equity from its investors.

Enterprise and technology value.  We expect that the enterprise value of a prospective portfolio company should substantially exceed the principal balance of debt borrowed by the company. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the company’s particular technology, service or customer base.

Market opportunity and exit strategy.  We seek portfolio companies that are addressing market opportunities that capitalize on their competitive advantages. Competitive advantages may include unique technology, protected intellectual property, superior clinical results or significant market traction. As part of our investment analysis, we typically also consider potential realization of our warrants through merger, acquisition or initial public offering based upon comparable exits in the company’s Target Industry.

Investment process

Our Board has delegated authority for all investment decisions to our Advisor. Our Advisor, in turn, has created an integrated approach to the loan origination, underwriting, approval and documentation process that we believe effectively combines the skills of our Advisor’s professionals. This process allows our Advisor to achieve an efficient and timely closing of an investment from the initial contact with a prospective portfolio company through the investment decision, close of documentation and funding of the investment, while ensuring that our Advisor’s rigorous underwriting standards are consistently maintained. We believe that the high level of involvement by our Advisor’s staff in the various phases of the investment process allows us to minimize the credit risk while delivering superior service to our portfolio companies.

Origination.  Our Advisor’s loan origination process begins with its industry-focused regional managing directors who are responsible for identifying, contacting and screening prospects. These managing directors meet with key decision makers and deal referral sources such as venture capital and private equity firms and management teams, legal firms, accounting firms, investment banks and other lenders to source prospective portfolio companies. We believe our brand name and management team are well known within the Venture Lending community, as well as by many repeat entrepreneurs and board members of prospective portfolio companies. These broad relationships, which reach across the Venture Lending industry, give rise to a significant portion of our Advisor’s deal origination.

The responsible managing director of our Advisor obtains materials from the prospective portfolio company and from those materials, as well as other available information, determines whether it is appropriate for our Advisor to issue a non-binding term sheet. The managing director bases this decision to proceed on his or her experience, the competitive environment and the prospective portfolio company’s needs and also seeks the counsel of our Advisor’s senior management and investment team.

Term sheet.  If the managing director determines, after review and consultation with senior management, that the potential transaction meets our Advisor’s initial credit standards, our Advisor will issue a non-binding term sheet to the prospective portfolio company.

The terms of the transaction are tailored to a prospective portfolio company’s specific funding needs while taking into consideration market dynamics, the quality of the management team, the venture capital and private equity investors involved and applicable credit criteria, which may include the prospective portfolio company’s existing cash resources, the development of its technology and the anticipated timing for the next round of equity financing.

Underwriting.  Once the term sheet has been negotiated and executed and the prospective portfolio company has remitted a good faith deposit, we request additional due diligence materials from the prospective portfolio company and arrange for a due diligence visit.

Due diligence.  The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team. The process includes obtaining and analyzing publicly available information from independent third parties that have knowledge of the prospective portfolio company’s business, including, to the extent available analysts that follow the technology market, thought leaders in our Target Industries and important customers or partners, if any. Outside sources of information are reviewed, including industry publications, scientific and market articles, internet publications, publicly available information on competitors or competing technologies and information known to our Advisor’s investment team from their experience in the technology markets.

A primary element of the due diligence process is interviewing key existing investors of the prospective portfolio company, who are often also members of the prospective portfolio company’s board of directors. While these board members and/or investors are not independent sources of information, their support for management and willingness to support the prospective portfolio company’s further development are critical elements of our decision making process.

Investment memorandum.  Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, our Advisor’s assigned credit officer prepares an investment memorandum for review and approval. The investment memorandum is reviewed by our Advisor’s Chief Investment Officer and then submitted to our Advisor’s investment committee for approval.

Investment committee.  Our Advisor’s investment committee is responsible for overall credit policy, portfolio management, approval of all investments, portfolio monitoring and reporting and managing of problem accounts. The committee interacts with the entire staff of our Advisor to review potential transactions and deal flow. This interaction of cross-functional members of our Advisor’s staff assures efficient transaction sourcing, negotiating and underwriting throughout the transaction process. Portfolio performance and current market conditions are reviewed and discussed by the investment committee on a regular basis to assure that transaction structures and terms are consistent and current.

Loan closing and funding.  Approved investments are documented and closed by our Advisor’s in-house legal and loan administration staff. Loan documentation is based upon standard templates created by our Advisor and is customized for each transaction to reflect the specific deal terms. The transaction documents typically include a loan and security agreement, warrant agreement and applicable perfection documents, including applicable Uniform Commercial Code financing statements and, as applicable, may also include a landlord agreement, patent and trademark security grants, a subordination agreement, an intercreditor agreement and other standard agreements for commercial loans in the Venture Lending industry. Funding requires final approval by our Advisor’s General Counsel, Chief Executive Officer or President, Chief Financial Officer and Chief Investment Officer.

Portfolio management and reporting.  Our Advisor maintains a “hands on” approach to maintain communication with our portfolio companies. At least quarterly, our Advisor contacts our portfolio companies for operational and financial updates by phone and performs reviews. Our Advisor may contact portfolio companies deemed to have greater credit risk on a monthly or more frequent basis. Our Advisor requires all private companies to provide financial statements, typically monthly. For public companies, our Advisor typically relies on publicly reported quarterly financials. This allows our Advisor to identify any unexpected developments in the financial performance or condition of our portfolio company.

Our Advisor has developed a proprietary internal credit rating system to analyze the quality of our debt investments. Using this system, our Advisor analyzes and then rates the credit risk within the portfolio on a quarterly basis. Each portfolio company is rated on a 1 through 4 scale, with 3 representing the rating for a standard level of risk. A rating of 4 represents an improved and better credit quality than existed at the time of its original underwriting. A rating of 2 or 1 represents a deteriorating credit quality and an increased risk of loss of principal. Newly funded investments are typically assigned a rating of 3, unless extraordinary circumstances require otherwise. These investment ratings are generated internally by our Advisor, and we cannot guarantee that others would assign the same ratings to our portfolio investments or similar portfolio investments.

Our Advisor closely monitors portfolio companies rated a 1 or 2 for adverse developments. In addition, our Advisor maintains regular contact with the management, board of directors and major equity holders of these portfolio companies in order to discuss strategic initiatives to correct the deterioration of the portfolio company.

The following table describes each rating level:

Rating
4	The portfolio company has performed in excess of our expectations as demonstrated by exceeding revenue milestones, clinical milestones or other operating metrics or as a result of raising capital well in excess of our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value greatly exceeds our loan balance; it has achieved cash flow positive operations or has sufficient cash resources to cover the remaining balance of the loan; there is strong potential for warrant gains from our warrants; and there is a high likelihood that the borrower will receive favorable future financing to support operations. Loans rated 4 are the lowest risk profile in our portfolio and have no expected risk of principal loss.
3	The portfolio company has performed to our expectations as demonstrated by meeting revenue milestones, clinical milestones or other operating metrics. It has raised, or is expected to raise, capital consistent with our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value comfortably exceeds our loan balance; it has sufficient cash resources to operate according to its plan; it is expected to raise additional capital as needed; and there continues to be potential for warrant gains from our warrants. New loans are typically rated 3 when approved and thereafter 3-rated loans represent a standard risk profile, with no principal loss currently expected.
2	The portfolio company has performed below our expectations as demonstrated by missing revenue milestones, delayed clinical progress or otherwise failing to meet projected operating metrics. It may have raised capital in support of the poorer performance but generally on less favorable terms than originally contemplated at the time of underwriting. Generally the portfolio company displays one or more of the following: its enterprise value exceeds our loan balance but at a lower multiple than originally expected; it has sufficient cash to operate according to its plan but liquidity may be tight; and it is planning to raise additional capital but there is uncertainty and the potential for warrant gains from our warrants are possible, but unlikely. Loans rated 2 represent an increased level of risk of loss of principal. While no loss is currently anticipated for a 2-rated loan, there is potential for future loss of principal.
1	The portfolio company has performed well below plan as demonstrated by materially missing revenue milestones, delayed or failed clinical progress or otherwise failing to meet operating metrics. The portfolio company has not raised sufficient capital to operate effectively or retire its debt obligation to us. Generally the portfolio company displays one or more of the following: its enterprise value may not exceed our loan balance; it has insufficient cash to operate according to its plan and liquidity may be tight; and there are uncertain plans to raise additional capital or the portfolio company is being sold under distressed conditions. There is no potential for warrant gains from our warrants. Loans rated 1 are generally put on non-accrual status and represent a high degree of risk of loss of principal.

For a discussion of the ratings of our existing portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt investment asset quality.”

Managerial assistance

As a BDC, we offer, through our Advisor, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve monitoring the operations of the portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

Although we may receive fees for these services, pursuant to the Administration Agreement, we will reimburse our Advisor for its expenses related to providing such services on our behalf.

Competition

We compete to provide financing to development-stage companies in our Target Industries with a number of investment funds and other BDCs, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial and other resources than we do. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of our Advisor’s investment professionals, our Advisor’s responsiveness, efficient investment analysis and decision-making processes, its creative financing products and its customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable to or lower than our rates. For additional information concerning our competitive position and competitive risks, see “Risk Factors — Risks related to our business and structure — We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.”

Employees

We do not have any employees. Each of our executive officers described under “Management” is an employee of our Advisor. Our day-to-day investment operations are managed by our Advisor. We reimburse our Advisor for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, as our Administrator, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters and our Advisor’s headquarters are currently located at 312 Farmington Avenue, Farmington, Connecticut 06032. We believe that our office facilities are suitable and adequate to our business.

Legal Proceedings

Neither we nor our Advisor is currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2018 for each portfolio company in which we had a debt, equity or other investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being ancillary to our investments, and the board observer or participation rights we may receive in connection with our investment. We do not “control” any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities.

Name and Address of Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(8)(9)	Principal Amount	Cost of Investments(6)	Fair Value(11)
Non-Affiliate Investments
Non-Affiliate Debt Investments
Non-Affiliate Debt Investments — Life Science
Celsion Corporation(2)(5) 997 Lenox Drive, Suite 100 Lawrenceville, NJ 08648	Biotechnology	Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	$2,500	$2,442	$2,442
		Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,442	2,442
		Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,442	2,442
		Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,442	2,442
Palatin Technologies, Inc.(2)(5) 4-B Cedar Brook Drive Cranbury, NJ 08512	Biotechnology	Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 1/1/19)	1,000	990	990
		Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 3.44% ETP, Due 1/1/19)	1,000	1,000	1,000
		Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 8/1/19)	2,167	2,148	2,148
		Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 3.27% ETP, Due 8/1/19)	2,167	2,167	2,167
vTv Therapeutics Inc.(2)(5) 4170 Mendenhall Oaks Parkway High Point, NC 27265	Biotechnology	Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 5/1/20)	5,729	5,687	5,674
		Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 10/1/20)	3,750	3,709	3,701
Titan Pharmaceuticals, Inc.(2)(5) 400 Oyster Point Boulevard, Suite 505 South San Francisco, CA 94080	Drug Delivery	Term Loan (10.40% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	1,600	1,473	1,473
Aerin Medical, Inc.(2) 232 E. Caribbean Drive Sunnyvale, CA 94089	Medical Device	Term Loan (9.45% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	4,000	3,883	3,883
		Term Loan (9.45% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,960	2,960
		Term Loan (9.45% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,960	2,960
Conventus Orthopaedics, Inc.(2) 10200 73rd Avenue North, Suite 122 Maple Grove, MN 55369	Medical Device	Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,939	3,939
		Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,939	3,939
		Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,939	3,939
Lantos Technologies, Inc.(2) 155A New Boston Street Woburn, MA 01801	Medical Device	Term Loan (10.43% cash (Libor + 8.43%; Floor 10.00%), 6.00% ETP, Due 9/1/21)	4,000	3,481	3,481
VERO Biotech LLC(2) 2941 Oxbow Circle Cocoa, FL 32926	Medical Device	Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,942	3,942
		Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,942	3,942
Total Non-Affiliate Debt Investments — Life Science				59,927	59,906
Non-Affiliate Debt Investments — Technology
Audacy Corporation(2) 340 S. Lemon Ave. Suite 8787 Walnut, CA 91789	Communications	Term Loan (9.90% cash (Libor + 7.90%; Floor 9.50%), 5.00% ETP, Due 7/1/22)	4,000	3,928	3,928
Intelepeer Holdings, Inc.(2) 177 Bovet Road, Suite 400 San Mateo, CA 94402	Communications	Term Loan (11.95% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,897	3,897
		Term Loan (11.95% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,937	3,937
		Term Loan (11.95% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,937	3,937

Name and Address of Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(8)(9)	Principal Amount	Cost of Investments(6)	Fair Value(11)
PebblePost, Inc.(2) 36 Cooper Square, 4th Floor New York, NY 10003	Communications	Term Loan (11.26% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,942	3,942
		Term Loan (11.26% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,942	3,942
SavingStar, Inc.(2) 400 Totten Pond Road., Suite 300 Waltham, MA 02451	Consumer-related Technologies	Term Loan (12.40% cash (Libor + 10.40%; Floor 10.90%), 4.25% ETP, Due 6/1/20)	1,916	1,895	1,895
		Term Loan (12.40% cash (Libor + 10.40%; Floor 10.90%), 3.80% ETP, Due 11/1/20)	1,778	1,727	1,727
IgnitionOne, Inc.(2) 1675 Broadway, 7th Floor New York, NY 10019	Internet and Media	Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
		Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
		Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
		Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
Jump Ramp Games, Inc.(2) 307 West 38th Street, Suite 1101 New York, NY 10018	Internet and Media	Term Loan (11.73% cash (Libor + 9.73%), 3.00% ETP, Due 4/1/21)	4,000	3,951	3,951
Kixeye, Inc.(2) 333 Bush Street, 19th Floor San Francisco, CA 94104	Internet and Media	Term Loan (11.60% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 5/1/21)	2,825	2,724	2,724
		Term Loan (11.60% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 5/1/21)	2,825	2,778	2,778
Rocket Lawyer Incorporated(2) 182 Howard Street, Suite #830 San Francisco, CA 94105	Internet and Media	Term Loan (11.40% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,942	3,942
		Term Loan (11.40% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,942	3,942
		Term Loan (11.40% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 11/1/21)	2,000	1,968	1,968
Verve Wireless, Inc.(2) 5600 Avenida Encinas, Suite 120 Carlsbad, CA 92008	Internet and Media	Term Loan (10.80% cash (Libor + 8.80%; Floor 10.80%), 3.33% ETP, Due 9/1/21)	3,600	3,448	3,448
Zinio Holdings, LLC(2) 575 Lexington Avenue, Floor 17 New York, NY 10022	Internet and Media	Term Loan (13.25% cash (Libor + 11.25%; Floor 11.75%), 6.00% ETP, Due 2/1/20)	4,000	3,983	3,983
The NanoSteel Company, Inc.(2) 272 West Exchange, Suite 300 Providence, RI 02903	Materials	Term Loan (11.50% cash (Libor + 9.50%; Floor 10.00%), 7.20% ETP, Due 5/1/20)	4,237	4,158	4,158
		Term Loan (11.50% cash (Libor + 9.50%; Floor 10.00%), 6.45% ETP, Due 5/1/20)	2,118	2,090	2,090
		Term Loan (11.50% cash (Libor + 9.50%; Floor 10.00%), 5.85% ETP, Due 7/1/20)	2,327	2,293	2,293
Powerhouse Dynamics, Inc.(2) 3 Bridge St. Newton, MA 02458	Power Management	Term Loan (12.70% cash (Libor + 10.70%; Floor 11.20%), 3.32% ETP, Due 9/1/19)	875	853	853
Luxtera, Inc. 2320 Camino Vida Ruble Carlsbad, CA 92011	Semiconductors	Term Loan (11.75% cash (Prime + 6.75%), Due 3/28/20)	2,000	1,923	1,923
		Term Loan (11.75% cash (Prime + 6.75%), Due 3/28/20)	1,500	1,456	1,456
Bridge2 Solutions, LLC.(2) 5900 Windward Parkway, Suite 450 Alpharetta, GA 30005	Software	Term Loan (11.25% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,806	4,806
		Term Loan (11.25% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,781	4,781
Education Elements, Inc.(2) 999 Skyway Road San Carlos, CA 94070	Software	Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 1/1/19)	400	395	395
		Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 8/1/19)	650	641	641
Metricly, Inc. 12700 Sunrise Valley Drive eeston, VA 20191	Software	Term Loan (14.25% cash (Libor + 12.25%; Floor 12.50%), 3.33% ETP, Due 9/1/18)	88	88	88
New Signature US, Inc.(2)(12) 901 K Street, NW, Suite 450 Washington, DC 20001	Software	Term Loan (10.59% cash (Libor + 8.50%; Floor 10.50%), 3.50% ETP, Due 7/1/22)	2,750	2,693	2,693
ShopKeep.com, Inc.(2) 450-460 Park Avenue South New York, NY 10016	Software	Term Loan (11.95% cash (Libor + 9.95%; Floor 10.45%), 4.08% ETP, Due 10/1/20)	5,400	5,316	5,316
		Term Loan (11.95% cash (Libor + 9.95%; Floor 10.45%), 3.55% ETP, Due 2/1/21)	3,800	3,736	3,736
SIGNiX, Inc. 1203 Carter Street Chattanooga, TN 37402	Software	Term Loan (13.00% cash (Libor + 11.00%; Floor 11.50%), 6.17% ETP, Due 2/1/20)	2,090	2,009	1,652

Name and Address of Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(8)(9)	Principal Amount	Cost of Investments(6)	Fair Value(11)
Weblinc Corporation(2) 22 South 3rd Street Philadelphia, PA 19106	Software	Term Loan (12.25% cash (Libor + 10.25%; Floor 11.25%), 3.00% ETP, Due 3/1/21)	3,000	2,958	2,95
xAd, Inc.(2) One World Trade Center, 60th Floor New York, NY 10007	Software	Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,909	4,909
		Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,909	4,909
		Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	3,000	2,945	2,945
		Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	2,000	1,964	1,964
Total Non-Affiliate Debt Investments — Technology				120,272	119,915
Non-Affiliate Debt Investments — Healthcare information and services
Catasys, Inc.(2)(5) 11601 Wilshire Blvd., Suite 1100 Los Angeles, CA 90025	Software	Term Loan (9.80% cash (Libor + 7.75%; Floor 9.75%), 6.00% ETP, Due 3/1/22)	2,500	2,475	2,475
		Term Loan (9.80% cash (Libor + 7.75%; Floor 9.75%), 6.00% ETP, Due 3/1/22)	2,500	2,475	2,475
HealthEdge Software, Inc.(2) 30 Corporate Drive Burlington, MA 01803	Software	Term Loan (10.25% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 7/1/22)	5,000	4,864	4,864
		Term Loan (10.25% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 1/1/23)	3,750	3,699	3,699
		Term Loan (10.25% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 4/1/23)	3,750	3,695	3,695
Total Non-Affiliate Debt Investments — Healthcare information and services				17,208	17,208
Total Non-Affiliate Debt Investments				197,407	197,029
Non-Affiliate Warrant Investments
Non-Affiliate Warrants — Life Science
ACT Biotech Corporation NGN Capital 369 Lexington Avenue, 17th Floor New York, NY 10017	Biotechnology	431,201 Preferred Stock Warrants		25	—
Alpine Immune Sciences, Inc.(5) 3122 Sterling Circle, Suite 200 Boulder, CO 80301	Biotechnology	4,634 Common Stock Warrants		122	—
Argos Therapeutics, Inc.(2)(5) 4233 Technology Drive Durham, NC 27704	Biotechnology	3,656 Common Stock Warrants		33	—
Celsion Corporation(2)(5) 997 Lenox Drive, Suite 100 Lawrenceville, NJ 08648	Biotechnology	190,522 Common Stock Warrants		145	131
Rocket Pharmaceuticals Corporation(5) 131 Hartwell Avenue, Suite 105 Lexington, MA 02421	Biotechnology	1,763 Common Stock Warrants		17	—
Palatin Technologies, Inc.(2)(5) 4-B Cedar Brook Drive Cranbury, NJ 08512	Biotechnology	608,058 Common Stock Warrants		51	136
Revance Therapeutics, Inc.(5) 7555 Gateway Blvd. Newark, CA 94560	Biotechnology	34,113 Common Stock Warrants		68	452
Sample6, Inc.(2) 840 Memorial Drive, 4th Floor Cambridge, MA 02139	Biotechnology	661,956 Preferred Stock Warrants		53	26
Strongbridge U.S. Inc.(2)(5) 900 Northbrook Drive, Suite 200 Trevose, PA 19053	Biotechnology	160,714 Common Stock Warrants		72	601
Sunesis Pharmaceuticals, Inc.(5) 395 Oyster Point Blvd., Suite 400 South San Francisco, CA 94080	Biotechnology	2,050 Common Stock Warrants		5	—
vTv Therapeutics Inc.(2)(5) 4170 Mendenhall Oaks Parkway High Point, NC 27265	Biotechnology	95,293 Common Stock Warrants		44	—
Titan Pharmaceuticals, Inc.(2)(5) 400 Oyster Point Boulevard, Suite 505 South San Francisco, CA 94080	Drug Delivery	320,612 Common Stock Warrants		95	22
AccuVein Inc.(2) 40 Goose Hill Road Cold Spring Harbor, NY 11724	Medical Device	1,174,881 Preferred Stock Warrants		24	28

Name and Address of Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(8)(9)	Principal Amount	Cost of Investments(6)	Fair Value(11)
Aerin Medical, Inc.(2) 232 E. Caribbean Drive Sunnyvale, CA 94089	Medical Device	1,818,182 Preferred Stock Warrants		66	69
Conventus Orthopaedics, Inc.(2) 10200 73rd Avenue North, Suite 122 Maple Grove, MN 55369	Medical Device	720,000 Preferred Stock Warrants		95	100
Lantos Technologies, Inc.(2) 155A New Boston Street Woburn, MA 01801	Medical Device	1,715,926 Common Stock Warrants		253	285
Mitralign, Inc.(2) 3 Highwood Drive Boston, MA 01876	Medical Device	64,190 Common Stock Warrants		52	1
NinePoint Medical, Inc.(2) One Kendall Square, Ste. B7501 Cambridge, MA 02139	Medical Device	29,102 Preferred Stock Warrants		33	—
ReShape Lifesciences Inc.(5) 2800 Patton Road Saint Paul, MN 55113	Medical Device	134 Common Stock Warrants		347	—
Tryton Medical, Inc.(2) 1000 Park Forty Plaza, Suite 325 Durham, NC 27713	Medical Device	122,362 Preferred Stock Warrants		15	13
VERO Biotech LLC(2) 2941 Oxbow Circle Cocoa, FL 32926	Medical Device	800 Common Stock Warrants		53	56
ViOptix, Inc. 47224 Mission Falls Court Fremont, CA 94539	Medical Device	375,763 Preferred Stock Warrants		13	—
Total Non-Affiliate Warrants — Life Science				1,681	1,920
Non-Affiliate Warrants — Technology
Audacy Corporation(2) 340 S. Lemon Ave., Suite 8787 Walnut, CA 91789	Communications	176,134 Preferred Stock Warrants		33	33
Ekahau, Inc.(2) 1851 Alexander Bell Drive Reston, VA 20191	Communications	978,261 Preferred Stock Warrants		33	24
Intelepeer Holdings, Inc.(2) 177 Bovet Road, Suite 400 San Mateo, CA 94402	Communications	2,256,549 Preferred Stock Warrants		149	115
PebblePost, Inc.(2) 36 Cooper Square, 4th Floor New York, NY 10003	Communications	598,850 Preferred Stock Warrants		92	97
Additech, Inc.(2) 10925 Kinghurst Houston, TX 77099	Consumer-related Technologies	150,000 Preferred Stock Warrants		33	33
Gwynnie Bee, Inc.(2) 43-01 22nd Street Long Island City, NY 11101	Consumer-related Technologies	268,591 Preferred Stock Warrants		68	821
Le Tote, Inc.(2) 3130 20th Street, Suite 225 San Francisco, CA 94110	Consumer-related Technologies	202,974 Preferred Stock Warrants		63	370
Rhapsody International Inc.(2) 701 5th Avenue, Suite 3100 Seattle, WA 98104	Consumer-related Technologies	852,273 Common Stock Warrants		164	—
SavingStar, Inc.(2) 400 Totten Pond Road., Suite 300 Waltham, MA 08457	Consumer-related Technologies	850,439 Preferred Stock Warrants		104	—
IgnitionOne, Inc.(2) 1675 Broadway, 7th Floor New York, NY 10019	Internet and Media	262,910 Preferred Stock Warrants		671	665
Jump Ramp Games, Inc.(2) 307 West 38th Street, Suite 1101 New York, NY 10018	Internet and Media	159,766 Preferred Stock Warrants		32	33
Kixeye, Inc.(2) 333 Bush Street, 19th Floor San Francisco, CA 94104	Internet and Media	791,251 Preferred Stock Warrants		75	78
Rocket Lawyer Incorporated(2) 182 Howard Street, Suite #830 San Francisco, CA 94105	Internet and Media	261,721 Preferred Stock Warrants		92	76

Name and Address of Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(8)(9)	Principal Amount	Cost of Investments(6)	Fair Value(11)
Verve Wireless, Inc.(2) 5600 Avenida Encinas, Suite 120 Carlsbad, CA 92008	Internet and Media	112,805 Common Stock Warrants		120	120
The NanoSteel Company, Inc.(2) 272 West Exchange, Suite 300 Providence, RI 02903	Materials	379,360 Preferred Stock Warrants		187	523
Powerhouse Dynamics, Inc.(2) 3 Bridge Street Newton, MA 02458	Power Management	348,838 Preferred Stock Warrants		32	22
Avalanche Technology, Inc.(2) 43871 Fremont Boulevard, Suite 101 Fremont, CA 94538	Semiconductors	202,602 Preferred Stock Warrants		101	38
eASIC Corporation(2) 2585 Augustine Drive, Suite 100 Santa Clara, CA 95054	Semiconductors	40,445 Preferred Stock Warrants		25	29
Kaminario, Inc. 275 Grove Street, Suite 2-400 Newton, MA 02466	Semiconductors	4,800,000 Preferred Stock Warrants		59	96
Luxtera, Inc.(2) 2320 Camino Vida Ruble Carlsbad, CA 92011	Semiconductors	3,546,553 Preferred Stock Warrants		213	364
Soraa, Inc.(2) 6500 Kaiser Drive Fremont, CA 94555	Semiconductors	203,616 Preferred Stock Warrants		80	450
Bolt Solutions Inc.(2) 90 Park Avenue, Suite 1720 New York, NY 10016	Software	202,892 Preferred Stock Warrants		113	104
Bridge2 Solutions, Inc.(2) 5900 Windward Parkway, Suite 450 Alpharetta, GA 30005	Software	125,458 Common Stock Warrants		432	765
BSI Platform Holdings, LLC(2)(12) 901 K Street, NW, Suite 450 Washington, DC 20001	Software	137,500 Preferred Stock Warrants		19	19
Clarabridge, Inc. 11400 Commerce Park Drive, Suite 500 Reston, VA 20191	Software	53,486 Preferred Stock Warrants		14	106
Education Elements, Inc.(2) 999 Skyway Road San Carlos, CA 94070	Software	238,121 Preferred Stock Warrants		28	29
Lotame Solutions, Inc.(2) 8850 Stanford Blvd, Suite 2000 Columbus, MD 21045	Software	288,115 Preferred Stock Warrants		22	286
Metricly, Inc. 12700 Sunrise Valley Drive Reston, VA 20191	Software	41,569 Common Stock Warrants		48	—
Riv Data Corp.(2) 735 State Street, Suite 600 Santa Barbara, CA 93101	Software	321,428 Preferred Stock Warrants		12	38
ShopKeep.com, Inc.(2) 450-460 Park Avenue South New York, NY 10016	Software	193,962 Preferred Stock Warrants		118	115
SIGNiX, Inc. 1203 Carter St. Chattanooga, TN 37402	Software	133,560 Preferred Stock Warrants		225	36
Skyword, Inc. 38 Chauncy Street Boston, MA 02111	Software	301,056 Preferred Stock Warrants		48	3
SpringCM, Inc.(2) 180 North LaSalle, 6th Floor Chicago, IL 60601	Software	2,385,686 Preferred Stock Warrants		55	138
Sys-Tech Solutions, Inc.(2) 2540 U.S. Highway 130 Cranbury, NJ 08512	Software	375,000 Preferred Stock Warrants		242	464
Weblinc Corporation(2) 22 South 3rd Street Philadelphia, PA 19106	Software	195,122 Preferred Stock Warrants		42	—
xAd, Inc.(2) One World Trade Center, 60th Floor New York, NY 10007	Software	4,343,350 Preferred Stock Warrants		177	294
Total Non-Affiliate Warrants — Technology				4,021	6,384

Name and Address of Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(8)(9)	Principal Amount	Cost of Investments(6)	Fair Value(11)
Non-Affiliate Warrants — Cleantech
Renmatix, Inc.(2) 600 Allendale Road King of Prussia, PA 19406	Alternative Energy	53,022 Preferred Stock Warrants		68	—
Tigo Energy, Inc.(2) 420 Blossom Hill Road Los Gatos, CA 95032	Energy Efficiency	804,604 Preferred Stock Warrants		100	112
Total Non-Affiliate Warrants — Cleantech				168	112
Non-Affiliate Warrants — Healthcare information and services
LifePrint Group, Inc.(2) 175 Varick Street New York, NY 10014	Diagnostics	49,000 Preferred Stock Warrants		29	2
ProterixBio, Inc.(2) 75 Sidney Street Cambridge, MA 02139	Diagnostics	3,156 Common Stock Warrants		54	—
Singulex, Inc. 1650 Harbor Bay Pkwy, Suite 200 Alameda, CA 94502	Other Healthcare	294,231 Preferred Stock Warrants		44	45
Verity Solutions Group, Inc. 11335 NE 122nd Way, Suite 200 Kirkland, WA 98034	Other Healthcare	300,360 Preferred Stock Warrants		100	65
Watermark Medical, Inc.(2) 1641 Worthington Road, Suite 320 West Palm Beach, FL 33409	Other Healthcare	27,373 Preferred Stock Warrants		74	62
HealthEdge Software, Inc.(2) 30 Corporate Drive Burlington, MA 01803	Software	158,063 Preferred Stock Warrants		67	54
Medsphere Systems Corporation(2) 1903 Wright Place, Suite 120 Carlsbad, CA 92008	Software	7,097,792 Preferred Stock Warrants		60	214
Recondo Technology, Inc.(2) 6312 South Fiddlers Green Circle, Suite 600 East Greenwood Village, CO 80111	Software	556,796 Preferred Stock Warrants		95	212
Total Non-Affiliate Warrants — Healthcare information and services				523	654
Total Non-Affiliate Warrants				6,393	9,070
Non-Affiliate Other Investments
Espero Pharmaceuticals, Inc. 14286-19 Beach Boulevard, #270 Jacksonville, FL 32250	Biotechnology	Royalty Agreement		5,300	4,700
ZetrOZ, Inc. 56 Quarry Road Trumbull, CT 06611	Medical Device	Royalty Agreement		205	700
Vette Technology, LLC 14 Manchester Square, Suite 210 Portsmouth, NH 03801	Data Storage	Royalty Agreement Due 4/18/2019		4,190	100
Triple Double Holdings, LLC 75 Gerber Road East South Windsor, CT 06074	Software	License Agreement		2,200	2,200
Total Non-Affiliate Other Investments				11,895	7,700
Non-Affiliate Equity
Insmed Incorporated(5) 4851 Lake Brook Drive Glen Allen, VA 23058	Biotechnology	33,208 Common Stock		238	785
Revance Therapeutics, Inc.(5) 7555 Gateway Blvd. Newark, CA 94560	Biotechnology	5,125 Common Stock		73	141
Sunesis Pharmaceuticals, Inc.(5) 395 Oyster Point Blvd, Suite 400 South San Francisco, CA 94080	Biotechnology	13,082 Common Stock		83	28
SnagAJob.com, Inc. 4851 Lake Brook Drive Glen Allen, VA 23060	Consumer-related Technologies	82,974 Common Stock		9	83
Verve Wireless, Inc.(2) 5600 Avenida Encinas, Suite 120 Carlsbad, CA 92008	Internet and Media	100,598 Preferred Stock		225	225

Name and Address of Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(8)(9)	Principal Amount	Cost of Investments(6)	Fair Value(11)
TruSignal, Inc. 25 6th Avenue North Saint Cloud, MN 56303	Software	32,637 Common Stock		41	41
Total Non-Affiliate Equity				669	1,303
Total Non-Affiliate Portfolio Investment Assets				$216,364	$215,102
Non-controlled Affiliate Investments
Non-controlled Affiliate Debt Investments — Technology
Decisyon, Inc. 1266 East Main Street Stamford, CT 06902	Software	Term Loan (14.308% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 12/1/20)	$1,523	$1,522	$1,443
		Term Loan (14.308% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 12/1/20)	833	785	744
		Term Loan (12.02% cash, Due 12/31/19)	250	250	237
		Term Loan (12.03% cash, Due 12/31/19)	250	250	237
		Term Loan (12.24% cash, Due 12/31/19)	750	750	711
		Term Loan (13.08% cash, Due 12/31/19)	300	300	284
StereoVision Imaging, Inc. Gateway Metro Center 3452 East Foothill Boulevard, Suite 1125 Pasadena, CA 91107	Software	Term Loan (9.03% PIK (Libor + 7.03%; Floor 8.50%), 8.50% ETP, Due 9/1/21)(10)	3,200	2,798	2,774
Total Non-controlled Affiliate Debt Investments — Technology				6,655	6,430
Non-controlled Affiliate Warrants — Technology
Decisyon, Inc. 1266 East Main Street Stamford, CT 06902	Software	82,967 Common Stock Warrants		46	—
Total Non-controlled Affiliate Warrants — Technology				46	—
Non-controlled Affiliate Equity — Technology
Decisyon, Inc. 1266 East Main Street Stamford, CT 06902	Software	45,365,936 Common Stock		185	75
StereoVision Imaging, Inc. Gateway Metro Center 3452 East Foothill Boulevard, Suite 1125 Pasadena, CA 91107	Software	1,943,572 Common Stock		791	791
Total Non-controlled Affiliate Equity				976	866
Total Non-controlled Affiliate Portfolio Investment Assets				$7,677	$7,296
Controlled Affiliate Investments
Controlled Affiliate Equity — Financial
Horizon Secured Loan Fund I LLC(13) 312 Farmington Avenue Farmington, CT 06032	Investment funds			$4,069	$4,069
Total Controlled Affiliate Equity				4,069	4,069
Total Controlled Affiliate Portfolio Investment Assets				$4,069	$4,069
Total Portfolio Investment Assets				$228,110	$226,467

(1)	All investments of the Company are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Key Facility.
(3)	All non-affiliate investments are investments in which the Company owns less than 5% of the voting securities of the portfolio company. All non-controlled affiliate investments are investments in which the Company owns 5% or more of the voting securities of the portfolio company. All controlled affiliate investments are investments in which the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement).
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at variable rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of June 30, 2018 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Warrants, Equity and Other Investments are non-income producing.
(8)	As of June 30, 2018, 1.8% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. Under the 1940 Act, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee the Company may pay its Advisor will be based on income that the Company has not yet received in cash.
(10)	Debt investment has a PIK feature.
(11)	Except for common stock in publicly traded companies, the fair value of the investment was valued using significant unobservable inputs.
(12)	New Signature US, Inc. is a subsidiary of BSI Platform Holdings, LLC.
(13)	On June 1, 2018, the Company entered into an agreement with Arena to co-invest through HSLFI, a joint venture, which is expected to make investments, either directly or indirectly through subsidiaries, primarily in the form of secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All HSLFI investment decisions require unanimous approval of a quorum of HSLFI’s board of managers. Although the Company owns more than 25% of the voting securities of HSLFI, the Company does not believe it controls HSLFI for purposes of the 1940 Act or otherwise.

MANAGEMENT

Our business and affairs are managed under the direction of our Board. Our Board consists of six members, four of whom are not “interested persons” of our Company or of our Advisor as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our Board, consistent with the rules of Nasdaq. We refer to these individuals as our “independent directors.” Our Board elects our officers, who serve at the discretion of our Board.

Board of directors and executive officers

Our directors are divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our Board may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Our Board may elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board is set forth below. We have divided the directors into two groups —  independent directors and interested directors. Interested directors are “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age(1)	Position(s) Held with the Company(2)	Term of Office and Length of Service	Other Public Company Directorships Held by Director During the Past Five Years(3)
Interested Directors
Robert D. Pomeroy, Jr. (67)(4)	Chief Executive Officer and Chairman of the Board	Class III Director since March 2010; Term expires 2019	None.
Gerald A. Michaud (65)(4)	President and Director	Class I Director since March 2014; Class II Director from March 2010 until March 2014; Term Expires 2020	None.
Independent Directors
James J. Bottiglieri (62)	Director	Class I Director since July 2010; Term Expires 2020	Director of Compass Diversified Holdings Inc. (“CODI”) (NYSE: CODI)
Edmund V. Mahoney (67)	Director	Class II Director since July 2010; Term Expires 2021	None.
Elaine A. Sarsynski (63)	Director	Class II Director since June 2012; Term Expires 2021	Director of AXA, a société anonyme (a public company under French law).
Joseph J. Savage (66)	Director	Class III Director since March 2016; Term Expires 2019	None.

(1)	The business address of each of the directors is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, CT 06032
(2)	Please refer to the biographical information below for a description of each director’s principal occupation(s) for the past five years.
(3)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.
(4)	Messrs. Pomeroy and Michaud are interested directors due to their positions as officers of the Company and of the Advisor and their indirect ownership interest in the Advisor.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position	Length of Service
Daniel R. Trolio	45	Senior Vice President, Chief Financial Officer and Treasurer	Since January 2017
John C. Bombara	54	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	Since Inception
Daniel S. Devorsetz	48	Senior Vice President and Chief Investment Officer	Since Inception

The address for each executive officer is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032.

Biographical information

Interested directors

Robert D. Pomeroy, Jr., Chief Executive Officer and Chairman of the Board of Directors.  Mr. Pomeroy co-founded our Advisor in May 2003, has been a managing member of our Advisor and its Chief Executive Officer since its inception and has been our Chief Executive Officer since our inception. Mr. Pomeroy was President of GATX Ventures, Inc. (a subsidiary of GATX Corporation engaged in the venture lending business) from July 2000 to April 2003, with full profit and loss responsibility including managing a staff of 39 and chairing the investment committee with credit authority. GATX Ventures, Inc. had total assets of over $270 million. Before joining GATX Ventures in July 2000, Mr. Pomeroy was Executive Vice President of Transamerica Business Credit (a subsidiary of Transamerica Corporation engaged in the venture lending business) and a co-founder of its Transamerica Technology Finance division. Mr. Pomeroy was the general manager of Transamerica Technology Finance from September 1996 to July 2000, with full profit and loss responsibility, credit authority and responsibility for a staff of 50 and over $480 million in assets. Prior to co-founding Transamerica Technology Finance in September 1996, Mr. Pomeroy served from January 1989 to August 1996 as Senior Vice President and chaired the investment committee of Financing for Science International, Inc., a publicly traded venture financing and healthcare leasing company that was acquired by Finova Capital Corporation in August 1996. Mr. Pomeroy started his career with Crocker Bank in 1974 and has over 40 years of diversified lending and leasing experience. Mr. Pomeroy earned both a Master of Business Administration and a Bachelor of Science degree from the University of California at Berkeley.

Gerald A. Michaud, President and Director.  Mr. Michaud co-founded our Advisor in May 2003, has been a managing member of our Advisor and its President since its inception and has been our President since our inception. From July 2000 to May 2003, Mr. Michaud was Senior Vice President of GATX Ventures, Inc. and its senior business development executive. From September 1996 to July 2000, Mr. Michaud was Senior Vice President of Transamerica Business Credit and a co-founder of its Transamerica Technology Finance division. Mr. Michaud was the senior business development executive for Transamerica Technology Finance with oversight of more than $700 million in loans funded. From May 1993 to September 1996, Mr. Michaud served as a Vice President of Financing for Science International, Inc. Prior to 1993, Mr. Michaud founded and served as President of Venture Leasing and Capital. Mr. Michaud attended Northeastern University, Rutgers University and the University of Phoenix, completed a commercial credit training program with Shawmut Bank and has taken executive courses at Harvard Business School.

Independent directors

James J. Bottiglieri, Director.  Mr. Bottiglieri is retired. He has served as a director of CODI since December 2005. He served as chief financial officer of CODI from its inception in 2005 through 2013. He also served as an executive vice president of CODI’s external manager from 2005 through 2013. Previously, Mr. Bottiglieri was the senior vice president/controller of WebMD Corporation. Prior to that, Mr. Bottiglieri was with Star Gas Corporation and a predecessor firm to KPMG LLP. Mr. Bottiglieri is a graduate of Pace University. Mr. Bottiglieri serves as a director for a majority of CODI’s subsidiary companies.

Edmund V. Mahoney, Director.  Mr. Mahoney is retired. He was Senior Vice President, Investments (Chief Investment Officer) of Vantis Life Insurance Company (“Vantis Life”), responsible for all of its investment and portfolio management activities, from 2009 through 2015. Prior to joining Vantis Life in 2009, Mr. Mahoney was Senior Vice President, Compliance of Hartford Investment Management Company from 1994 through 2009, an investment adviser registered with the SEC with nearly $150 billion of assets under management. From 1986 through 1994, Mr. Mahoney was Assistant Vice President and Assistant Treasurer of Aetna Life and Casualty Company, responsible for international finance, foreign exchange risk management, cash management and leasing activities. From 1979 through 1984, Mr. Mahoney was assistant treasurer of Urban Investment and Development Company, a real estate development and management company located in Chicago, Illinois, responsible for the company’s risk management, commercial paper and construction loan programs. Mr. Mahoney earned a Bachelor of Arts degree from Colby College, a Master of Business Administration (with distinction) from Babson College and attended real estate finance related post graduate courses at The Wharton School of the University of Pennsylvania.

Elaine A. Sarsynski, Director.  Ms. Sarsynski is retired. She is currently a board member of AXA, a public company under French law. Ms. Sarsynski served as Executive Vice President of the Retirement Services Division of Massachusetts Mutual Life Insurance Company (“MassMutual”) and Chairman of MassMutual International LLC from 2008 through 2017. Ms. Sarsynski joined MassMutual in 2005 as Senior Vice President and Chief Administrative Officer, responsible for Corporate Services, Human Resource Management, Corporate Communications, Community Relations and MassMutual’s Strategy Implementation. Previously, Ms. Sarsynski was a Managing Director at Babson Capital Management LLC — a MassMutual subsidiary. Prior to joining Babson Capital, she served two elected terms as First Selectman for the town of Suffield, Conn. In 1998, Ms. Sarsynski founded Sun Consulting Group LLC, offering consulting services to the real estate industry. Ms. Sarsynski previously spent 17 years at Aetna where she held multiple senior management positions overseeing segments of the company’s Investments Division and leading the Corporate Finance Department. Ms. Sarsynski holds a Bachelor of Arts degree from Smith College and a Master of Business Administration from Columbia University. She has taught real estate finance in Columbia’s M.B.A. program and is a Founding Lecturer for The Retirement Advisor University offered by the UCLA Anderson School of Management Executive Education. Ms. Sarsynski holds the Series 7 and 24 FINRA registrations.

Joseph J. Savage, Director.  Mr. Savage is retired. He served as Executive Vice Chairman of Webster Financial Corporation and Webster Bank, N.A. from October 2015 through June 2017. He joined Webster Bank, N.A. in April 2002 as Executive Vice President, Commercial Banking and also served as President of Webster Financial Corporation and Webster Bank, N.A. and on the board of directors of Webster Bank, N.A. Prior to joining Webster, Mr. Savage was Executive Vice President of the Communications and Energy Banking Group for CoBank in Denver, Colorado from 1996 to April 2002. Mr. Savage serves as a director of the MetroHartford Alliance and the Travelers Championship Committee. He also serves on the board of The Bushnell and the Connecticut Bankers Association. Mr. Savage earned a Bachelor of Arts degree from Manhattan College and a Masters of Business Administration from Seton Hall University.

Executive officers who are not directors

Daniel R. Trolio, Senior Vice President, Chief Financial Officer and Treasurer.  Mr. Trolio is responsible for supervision of all accounting functions as well as tax and financial reporting. Mr. Trolio joined our Advisor in 2006 and previously served as its Vice President and Corporate Controller. Mr. Trolio has been involved in the accounting and venture debt industries for more than 20 years, including ten years in venture lending. Formerly, Mr. Trolio was Senior Manager at a regional public accounting firm and held positions with KPMG LLP and Arthur Andersen LLP. Mr. Trolio received his Bachelor of Science degree in accountancy, with honors, from Bentley College and his Master of Science degree in taxation from the University of Hartford. Mr. Trolio is a Certified Public Accountant, chartered in the State of Connecticut.

John C. Bombara, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary.   Mr. Bombara is an original member of the team that founded our Advisor in May 2003 and is its Senior Vice President, General Counsel, Chief Compliance Officer and Secretary. Mr. Bombara handles all legal functions for our Advisor, including overseeing the negotiation and documentation of its investments. Mr. Bombara has more than 20 years of experience providing legal services to financial institutions and other entities and individuals. Prior to joining our company, Mr. Bombara served as in-house counsel for GATX Ventures, Inc.

from December 2000 to May 2003 where he directed the legal operations of the GATX Ventures’ east coast office in closing and managing its portfolio of debt and equity investments in technology and life science companies throughout the United States. Mr. Bombara also represented GATX Corporation’s other venture lending units in Canada and Europe. In addition, Mr. Bombara was responsible for assisting and advising senior management, credit analysts and marketing directors with respect to appropriate deal structures, market trends, risk management and compliance with corporate policies and worked with co-participant’s business personnel and counsel in facilitating and coordinating joint investments. Prior to joining GATX, Mr. Bombara was a partner at the business law firm of Pepe & Hazard, LLP. Mr. Bombara received his Bachelor of Arts degree from Colgate University and his Juris Doctor degree from Cornell Law School.

Daniel S. Devorsetz, Senior Vice President and Chief Investment Officer.  Mr. Devorsetz joined our Advisor in October 2004 and has been its Senior Vice President and the Chief Investment Officer since such time. He is responsible for underwriting and portfolio management. Mr. Devorsetz has more than 15 years of financial services and lending experience, including spending the past 10 years in the venture lending industry. Prior to joining the team, from May 2003 to October 2004, Mr. Devorsetz was a Vice President in General Electric Capital Corporation’s Life Science Finance Group, where he was primarily responsible for the underwriting and portfolio management of debt and equity investments to venture capital-backed life science companies. Prior to that, from December 2000 to May 2003, Mr. Devorsetz was a Credit Manager at GATX Ventures, Inc. focusing on the high tech and software industries. He was also a member of GATX’s international credit committee. From July 1999 to December 2000, Mr. Devorsetz was a Vice President and Director of Analysis for Student Loans with Citigroup. Mr. Devorsetz’s previous experience includes tenures in private placement investment banking and securitizations at Advest, Inc. and Ironwood Capital. Mr. Devorsetz received his Bachelor of Science degree from Cornell University.

Committees of the board of directors

Our Board has the following board committees:

Audit committee.  The members of the audit committee are James J. Bottiglieri, Elaine A. Sarsynski and Joseph J. Savage, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. James J. Bottiglieri serves as chairman of the audit committee. The audit committee operates pursuant to a written audit committee charter approved by our Board. The charter sets forth the responsibilities of the audit committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to our Board whether the audited financial statements should be included in the our Annual Report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filing of our Quarterly Reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The audit committee is also responsible for aiding our Board in fair value pricing of debt and equity securities. Our Board and audit committee use the services of independent valuation firms to help them determine the fair value of certain securities. Our Board has determined that James J. Bottiglieri qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The audit committee charter is available on our website www.horizontechfinance.com. For the year ended December 31, 2017, the audit committee met five times.

Nominating and corporate governance committee.  The members of the nominating and corporate governance committee are James J. Bottiglieri, Elaine A. Sarsynski and Edmund V. Mahoney, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Edmund V. Mahoney serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. The nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter that is available on our website www.horizontechfinance.com. Our procedures for stockholder nominees for director are described under “Description of Common Stock That We May Issue — Anti-takeover

Effects of Provisions of Our Certificate of Incorporation, Bylaws, the DGCL and Other Arrangements.” For the year ended December 31, 2017, the nominating and corporate governance committee met three times.

The nominating and corporate governance committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by our stockholders.

Compensation committee.  The members of the compensation committee are Edmund V. Mahoney, Elaine A. Sarsynski and James J. Bottiglieri, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Edmund V. Mahoney serves as chairman of the compensation committee. The compensation committee’s oversight responsibilities include determining, or recommending to our Board, the compensation, if any, of our Chief Executive Officer and all other executive officers of the Company and recommending to our Board the compensation of the independent directors of our Board. The compensation committee reviews the compensation of the independent directors annually and makes a recommendation to our Board of the level of compensation. The compensation committee bases its recommendation upon available information regarding the compensation of other public BDCs of similar size to us, the expertise required of the independent directors, and the duties and anticipated time commitment of the independent directors. After receiving the recommendation of the compensation committee, our Board determines the compensation of the independent directors. Currently none of our executive officers are compensated by us and, as a result, the compensation committee does not produce and/or review a report on executive compensation practices. So long as we are externally managed and no compensation is paid by us to our officers, the compensation committee will only be required to confirm that no compensation has been paid by us to our officers and, if so required under any administrative or similar agreement, that we have reimbursed the external manager for the percentage allocation of officers’ compensation determined by our Board or a committee thereof. The compensation committee may rely on the determination of the Board or of the audit committee with respect to any such expense allocation. The compensation committee has adopted a written compensation committee charter that is available on our website www.horizontechfinance.com. For the year ended December 31, 2017, the compensation committee met one time.

Compensation of directors

The following table sets forth compensation received by our directors during the period from January 1, 2017 to December 31, 2017.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Robert D. Pomeroy, Jr.	None	None
Gerald A. Michaud	None	None
Independent Directors
James J. Bottiglieri	$84,500	$84,500
Edmund V. Mahoney	$84,500	$84,500
Elaine A. Sarsynski	$74,500	$74,500
Joseph J. Savage	$69,500	$69,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Each of our independent directors receives an annual fee of $72,000. Each member of the audit committee is paid an annual fee of $7,500 and each member of the nominating and corporate governance committee is paid an annual fee of $5,000. In addition, the chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating and corporate governance committee receives an additional annual fee of $7,500 for their additional services, if any, in these capacities. The lead independent director is also paid an annual fee of $10,000. We reimburse all our directors for their reasonable out-of-pocket expenses incurred in attending our Board and committee meetings. No compensation is paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

Leadership structure of the board of directors and its role in risk oversight

Our Chief Executive Officer, Robert D. Pomeroy, Jr., is Chairman of our Board and an “interested person” under Section 2(a)(19) of the 1940 Act. Edmund V. Mahoney is our lead independent director. As the lead independent director, Mr. Mahoney generally acts as a liaison between our other independent directors and management, officers and attorneys in between meetings of the Board. Under our bylaws, our Board is not required to have an independent chairman. Many significant corporate governance duties of our Board are executed by committees of independent directors, each of which has an independent chairman. Our Board believes that it is in the best interests of our stockholders for Mr. Pomeroy to lead our Board because of his broad experience. See “— Biographical information — Interested directors” for a description of Mr. Pomeroy’s experience. As a co-founder of our Advisor, Mr. Pomeroy has demonstrated a track record of achievement on strategic and operating aspects of our business. While our Board regularly evaluates alternative structures, our Board believes that, as a BDC, it is appropriate for one of our co-founders, Chief Executive Officer and a member of our Advisor’s investment committee to perform the functions of Chairman of the Board, including leading discussions of strategic issues we expect to face. We believe the current structure of our Board provides appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and our Board.

There are a number of significant risks facing us which are described under the heading “Risk Factors.” Our Board uses its judgment to create and maintain policies and practices designed to limit or manage the risks we face, including: (1) the establishment of Board-approved policies and procedures designed to serve our interests, (2) the application of these policies uniformly to directors, management and third-party service providers, (3) the establishment of independent board committees with clearly defined risk oversight functions and (4) review and analysis by the Board of reports by management and certain third-party service providers. Accordingly, our Board has approved a code of ethics to promote ethical conduct and prohibit certain transactions that could pose significant risks to us. Our Board has established a related party transaction review policy, under which it monitors the risks related to certain transactions that present a conflict of interest on a quarterly basis. Our Board has also established and approved an investment valuation process to manage risks relating to the valuations of our investments and to ensure that our financial statements appropriately reflect the performance of our portfolio of assets. Additionally, through the delegated authority of our Board, the audit committee has primary oversight over risks relating to our internal controls over financial reporting and audit-related risks, while the nominating and corporate governance committee has primary oversight over risks relating to corporate governance and oversees the evaluation of our Board and our management. Under this oversight structure, our management team manages the risks facing us in our day-to-day operations. We caution you, however, that although our Board believes it has established an effective system of oversight, no risk management system can eliminate risks or ensure that particular events do not adversely affect our business.

Directors’ qualifications and review of director nominees

Our nominating and corporate governance committee of our Board makes recommendations to our Board regarding the size and composition of our Board. The nominating and corporate governance committee annually reviews with our Board the composition of our Board, as a whole, and recommends, if necessary, measures to be taken so that our Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for our Board, as a whole, and contains at least the minimum number of independent directors required by applicable laws and regulations. The nominating and corporate governance committee is responsible for ensuring that the composition of the members of our Board accurately reflects the needs of our business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. Our directors should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills, financial skills and technological and business experience. Our directors should also be able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure good corporate governance is practiced.

Criteria considered by the nominating and corporate governance committee in evaluating the qualifications of individuals for election as members of the Board include: compliance with the independence and other applicable requirements of the Nasdaq corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the nominating and corporate governance committee charter; and the knowledge, experience, integrity and judgment of each individual, the potential contribution of each individual to the diversity of backgrounds, experience and competencies which the Board desires to have represented, each individual’s ability to devote sufficient time and effort to his or her duties as a director, independence and willingness to consider all strategic proposals, any other criteria established by the Board and any core competencies or technical expertise necessary to staff the Board’s committees. In addition, the nominating and corporate governance committee assesses whether an individual possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of committees of the Board to fulfill their respective duties. The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the nominating and corporate governance committee considers such factors as it may deem are in the best interests of us and our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual self-assessment, the members of the nominating and corporate governance committee evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection.

In addition to fulfilling the above criteria, four of the six directors named above are considered independent under Nasdaq rules (Mr. Pomeroy and Mr. Michaud being the exceptions as Mr. Pomeroy and Mr. Michaud are employees of our Advisor), and the nominating and corporate governance committee believes that all six directors are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

Each director brings a strong and unique background and set of skills to our Board, giving our Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Set forth below are our conclusions with regard to our directors.

Mr. Pomeroy has been a Managing Member and the Chief Executive Officer of the Advisor since its formation. He has more than 40 years of experience in diversified lending and leasing, including positions in sales, marketing and senior management. He has held the positions as chief executive officer or general manager of each organization that he has led since 1996. His responsibilities have included: accountability for the overall profit and loss of the organization, credit authority and investment committee oversight, strategic planning, human resource oversight, including hiring, termination and compensation, reporting compliance for his business unit, investor relations, fund raising and all aspects of corporate governance. Mr. Pomeroy founded and has operated the Advisor, a technology lending management company. Prior to founding the Advisor, Mr. Pomeroy was the Senior Vice President of Financing for Science International, Inc., Executive Vice President of Transamerica Business Credit and the General Manager of its Technology Finance Division and President of GATX Ventures, Inc. This experience has provided him with extensive judgment, experience, skills and knowledge to make a significant contribution as Chairman of the Board and to support the Board’s ability to govern the Company’s affairs and business.

Mr. Michaud has been a Managing Member and the President of the Advisor since its formation. He has extensive knowledge and expertise in venture lending and has developed, implemented and executed on marketing strategies and products targeted at the venture-backed technology and life science markets for a period of over 25 years. In addition, he has extensive knowledge in the formation of compensation plans for key employees involved in the marketing of venture loans. He is a member of the Advisor’s investment committee responsible for approving all investments made by the Company and oversight of our portfolio. He has held senior management positions with several technology lending organizations within public companies, including Transamerica Business Credit and GATX Ventures, Inc. This experience, particularly with respect to marketing and business development, has provided Mr. Michaud with the judgment, knowledge, experience, skills and expertise that enhance the Board’s ability to manage and direct the Company’s affairs.

Mr. Bottiglieri brings to the Board substantial experience in identifying, managing and resolving accounting, tax and other financial issues often encountered by public companies through his former position as the chief financial officer of CODI and through his service as a director of CODI, as well as a director for several of CODI’s subsidiary companies, and as the senior vice president/controller of WebMD. In addition, as the former chief financial officer of CODI, a public company, and as a current director of CODI, Mr. Bottiglieri has developed an extensive understanding of the various periodic reporting requirements and corporate governance compliance matters that assist the Board in managing and directing the Company’s affairs. This experience, particularly with respect to the areas of accounting and corporate governance, provides the Board with expertise that assists the Board in its ability to manage and direct the Company’s affairs.

Mr. Mahoney brings to the Board pertinent experience in portfolio management, as well as in-depth knowledge of investment advisor compliance, funds management and performance measurement and pricing of investments. In addition, through his past experiences he has unique knowledge of international finance, as well as risk management strategies for foreign exchange and property and casualty operations. This vast experience, particularly in the areas of business, risk management and compliance matters that affect investment companies, enhances the Board’s ability to manage and direct the Company’s affairs.

Ms. Sarsynski was a senior executive with MassMutual and brings to the Board a strong background in managing large organizations, corporate finance, human resources and corporate communications. In addition to her experience at MassMutual, Ms. Sarsynski is a member of the board of directors of AXA. Ms. Sarsynski also held senior management roles at Aetna Inc. overseeing segments of its investment division and leading its corporate finance department. Her corporate finance activities included rating agency management, banking relationships, capital allocation and currency hedging. Ms. Sarsynski’s extensive experience enhances the Board’s ability to manage and direct the Company’s business.

Mr. Savage served as Executive Vice Chairman of Webster Financial Corporation and Webster Bank, N.A. from October 2015 through June 2017. He joined Webster Bank, N.A. in April 2002 as Executive Vice President, Commercial Banking and also served as President of Webster Financial Corporation and Webster Bank, N.A. and on the board of directors of Webster Bank, N.A. Mr. Savage brings to the Board his strong knowledge and expertise in commercial lending and managing large financial organizations. Mr. Savage’s extensive experience enhances the Board’s ability manage and direct the Company’s affairs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into the Investment Management Agreement with the Advisor. The Advisor is registered as an investment adviser under the Advisers Act. The investment activities are managed by the Advisor and supervised by the Board, the majority of whom are independent directors. Under the Investment Management Agreement, we have agreed to pay the Advisor an annual management fee based on our adjusted gross assets less cash and cash equivalents as well as an incentive fee based on our investment performance. The Advisor is 60% owned by HTF Holdings LLC, which is 100% owned by HTF. By virtue of their ownership interest in HTF, Messrs. Pomeroy and Michaud may be deemed to control the Advisor. During the years ended December 31, 2017, 2016 and 2015, fees paid to the Advisor pursuant to the Investment Management Agreement totaled $5.4 million, $6.9 million and $7.9 million, respectively.

We have also entered into the Administration Agreement with the Administrator. Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement, the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. During the years ended December 31, 2017, 2016 and 2015, expenses and fees incurred pursuant to the Administration Agreement totaled $0.7 million, $0.9 million and $1.1 million, respectively.

HTF has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.” The address of the Advisor and the Administrator is 312 Farmington Avenue, Farmington, Connecticut 06032.

We believe that we derive substantial benefits from our relationship with our Advisor. Our Advisor may manage Advisor Funds with the same investment strategy as us. The Advisor may provide us an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in such investments. On November 27, 2017, we were granted exemptive relief from the SEC which permits us to co-invest with Advisor Funds in negotiated investments, subject to certain conditions.

OUR ADVISOR

Our Advisor is located at 312 Farmington Avenue, Farmington, Connecticut 06032 and serves as our investment adviser pursuant to the Investment Management Agreement. Our Advisor is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, our Advisor manages the day-to-day operations of, and provides investment advisory and management services to, us.

Portfolio management

The management of our investment portfolio is the responsibility of our Advisor’s executive officers and its investment committee. The investment committee currently consists of Robert D. Pomeroy, Jr., Chief Executive Officer of our Advisor, Gerald A. Michaud, President of our Advisor, Daniel S. Devorsetz, Senior Vice President and Chief Investment Officer of our Advisor, Daniel R. Trolio, Senior Vice President and Chief Financial Officer of our Advisor, and Gary P. Moro, Vice President — Credit of our Advisor. For more information regarding the business experiences of Messrs. Pomeroy, Michaud, Devorsetz and Trolio see “Management — Biographical information — Interested directors” and “Management — Executive Officers who are not Directors.”

Below is the biography for the portfolio manager whose biography has not been included elsewhere in this prospectus.

Gary P. Moro, Vice President — Credit. Mr. Moro is responsible for underwriting and portfolio management. Mr. Moro has 25 years of risk management and underwriting experience. Mr. Moro previously served as Senior Vice President, Risk Policy Senior Manager, at Citicorp Credit Services, where he led the risk management of private label credit card partnerships. Mr. Moro also served as Chief Credit Officer with both GATX Ventures, Inc., the venture lending subsidiary of GATX Corporation, and Transamerica Technology Finance, the venture lending division of Transamerica Business Credit and served as a Director of Credit with Financing for Science International, Inc., a publicly traded venture financing and healthcare leasing company. Mr. Moro earned a Bachelor of Business Administration and a Master of Business Administration degree from Iona College.

The compensation of the members of the investment committee of our Advisor are paid by our Advisor and includes an annual base salary and in certain cases an annual bonus based on an assessment of short-term and long-term performance and/or a portion of the incentive fee, if any, paid to our Advisor. In addition, Mr. Pomeroy and Mr. Michaud have equity interests in our Advisor and may receive distributions of profits in respect of those interests. See “Control Persons and Principal Stockholders” for information on ownership by portfolio managers of our securities.

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

Our Advisor serves as our investment adviser and is registered as such under the Advisers Act. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Investment Management Agreement

Under the terms of the Investment Management Agreement, our Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

Our Advisor’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management fee

Pursuant to our Investment Management Agreement, we pay our Advisor a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

Base management fee.  The base management fee, payable monthly in arrears, is calculated at an annual rate of 2.00% of (i) our gross assets less (ii) cash and cash equivalents. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage.

Incentive fee.  The incentive fee has two parts, as follows:

The first part, which is subject to the Incentive Fee Cap and Deferral Mechanism, as defined below, is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income we have not yet received in cash. The incentive fee with respect to the Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a hurdle rate of 1.75% (which is 7.00% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% quarterly (which is 8.75% annualized). The effect of this “catch-up” provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter in which we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee up to the Incentive Fee Cap, defined below, even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the applicable quarter.

Commencing with the calendar quarter beginning July 1, 2014, the incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income (the “Incentive Fee Look-back Period”) commenced on July 1, 2014 and increased by one quarter in length at the end of each calendar quarter until June 30, 2017. Since July 1, 2017, the Incentive Fee Look-back Period includes the most recently completed calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees (collectively, the “Incentive Fee Cap and Deferral Mechanism”). The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, we will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. We only pay incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly incentive fee based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first part of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.00% of our realized capital gains, if any, on a cumulative basis from the date of our election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee.

Examples of incentive fee calculation

Example 1: Income related portion of incentive fee before total return requirement calculation for each fiscal quarter

Alternative 1

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no income-related incentive fee.

Alternative 2

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% ×Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100.00% ×(2.10% - 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.35%.

Alternative 3

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 2.30%

Incentive fee = 100.00% ×Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100.00% ×“catch-up” + (20.00% ×(Pre-Incentive Fee Net Investment Income - 2.1875%))

Catch up = 2.1875% - 1.75%

= 0.4375%

Incentive fee = (100.00% ×0.4375%) + (20.00% ×(2.30% - 2.1875%))

= 0.4375% + (20.00% ×0.1125%)

= 0.4375% + 0.0225%

= 0.46%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate and fully satisfies the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.46%.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Advisor with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any fiscal quarter.

Example 2: Income related portion of incentive fee after total return requirement calculation for each fiscal quarter

Alternative 1

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% ×Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100.00% ×(2.10% - 1.75%)

= 0.35%

Cumulative incentive compensation accrued and/or paid since July 1, 2014 = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations since July 1, 2014 = $8,000,000

Although our Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75%, no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations since July 1, 2014 did not exceed the cumulative income and capital gains incentive fees accrued and/or paid since July 1, 2014.

Alternative 2

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% ×Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100.00% ×(2.10% - 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.35%.

Cumulative incentive compensation accrued and/or paid since July 1, 2014 = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations since July 1, 2014 = $10,000,000

Because our Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75% and because 20.0% of the cumulative net increase in net assets resulting from operations since July 1, 2014 exceeds the cumulative income and capital gains incentive fees accrued and/or paid since July 1, 2014, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Advisor with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any fiscal quarter.

Example 3: Capital gains portion of incentive fee

Alternative 1

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None (No sales transaction)

Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None; $5 million ((20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2))

Year 4: Capital gains incentive fee of $200,000; $6.2 million (($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2))

Alternative 2

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None (no sales transaction)

Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3: $1.4 million capital gains incentive fee(1) ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None (no sales transaction)

Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if the Investment Management Agreement were terminated on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if the Investment Management Agreement were terminated on the fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by the Advisor ($6.4 million) is effectively greater than $5 million (20.00% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of our expenses

All investment professionals and staff of our Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of its personnel allocable to such services, are provided and paid for by our Advisor. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;
•	calculating our net asset value (including the cost and expenses of any independent valuation firms);
•	expenses, including travel expense, incurred by our Advisor or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all future offerings and repurchases of our common stock and other securities, if any;

•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable under the Administration Agreement;
•	the allocated costs incurred by our Advisor as our Administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	registration fees;
•	listing fees;
•	fees and expenses associated with marketing efforts;
•	taxes;
•	independent director fees and expenses;
•	brokerage commissions;
•	costs of preparing and filing reports or other documents with the SEC;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	the fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

From time to time, our Advisor may pay amounts owed by us to third party providers of goods or services. We subsequently reimburse our Advisor for such amounts paid on our behalf. Generally, our expenses are expensed as incurred in accordance with GAAP. To the extent we incur costs that should be capitalized and amortized into expense we also do so in accordance with GAAP, which may include amortizing such amount on a straight line basis over the life of the asset or the life of the services or product being performed or provided.

Limitation of liability and indemnification

The Investment Management Agreement provides that our Advisor and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with our Advisor are not liable to us for any act or omission by it in the supervision or management of our investment activities or for any loss sustained by us except for acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Investment Management Agreement. The Investment Management Agreement also provides, subject to certain conditions, for indemnification by us of our Advisor and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with our Advisor for liabilities incurred by them in connection with their services to us (including any liabilities associated with an action or suit by or in the right of us or our stockholders), but excluding liabilities for acts or omissions constituting willful misfeasance, bad faith or gross negligence or reckless disregard of their duties under the Investment Management Agreement.

Board approval of the Investment Management Agreement

Our Board held an in-person meeting on July 27, 2018 at which it considered and reapproved our Investment Management Agreement for an additional one-year period. In its consideration of the Investment Management Agreement, our Board focused on information it had received relating to (a) the nature, quality and extent of the advisory and other services to be provided to us by our Advisor; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to our Advisor or the Administrator from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Management Agreement; (f) the organizational capability and financial condition of our Advisor and its affiliates; (g) our Advisor’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our Advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and its discussions related thereto, our Board, including a majority of the directors who are not interested persons of us, concluded that the investment management fee rates were reasonable in relation to the services to be provided.

Duration and termination

The Investment Management Agreement was reapproved by our Board, and by a majority of our independent directors, on July 27, 2018. Unless terminated earlier as described below, it will continue in effect from year to year thereafter if approved annually by our Board including a majority of our directors who are not interested persons or by the affirmative vote of the holders of a majority of our outstanding voting securities and a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty by delivering notice of termination upon not more than 60 days’ written notice to the other party. See “Risk Factors — Risks related to our business and structure — Our Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results of operations or financial condition.”

Administration Agreement

The Administration Agreement was considered and reapproved by our Board, and a majority of our independent directors, on July 27, 2018. Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. The Board reviews the allocation of expenses shared with the Advisor or other clients of the Advisor, if any, on a periodic basis to confirm that the allocations are reasonable and appropriate in light of the provisions of the Investment Management Agreement and Administration Agreement and then-current circumstances.

License agreement

We have entered into a license agreement with HTF pursuant to which we were granted a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the Investment Management Agreement with our Advisor is in effect. Other than with respect to this limited license, we have no legal right to the “Horizon Technology Finance” service mark.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth certain information with respect to the beneficial and record ownership of our common stock as of August 6, 2018 by:

•	each person known to us to own beneficially and of record more than 5% of the outstanding shares of our common stock;
•	each of our directors and each of our executive officers; and
•	all of our directors and executive officers as a group.

The percentage of common stock outstanding is based on 11,528,985 shares of common stock outstanding as of August 6, 2018.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Common Stock Outstanding
Directors and executive Officers
Robert D. Pomeroy, Jr.(1)	77,711	*%
Gerald A. Michaud(1)	70,812	*%
James J. Bottiglieri(1)	9,246	*%
Edmund V. Mahoney(1)	5,725	*%
Elaine A. Sarsynski(1)	5,000	*%
Joseph J. Savage(1)	18,500	*%
Daniel R. Trolio(1)	—	*%
John C. Bombara(1)	7,795	*%
Daniel S. Devorsetz(1)	5,197	*%
All officers and directors as a group (9 persons)	199,986	1.7%

*	Less than 1%
(1)	The address for each executive officer and director is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. Each executive officer and director is the beneficial owner of the shares listed.

The following table sets forth the dollar range of our securities beneficially owned by our directors and employees primarily responsible for the day-to-day management of our investment portfolio as of December 31, 2017 (except as otherwise noted).

Name	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors
James J. Bottiglieri	$50,001 – $100,000
Edmund V. Mahoney	$50,001 – $100,000
Elaine A. Sarsynski	$10,001 – $50,000
Joseph J. Savage	$50,001 – $100,000
Interested Directors
Robert D. Pomeroy, Jr.	$500,001 – $1,000,000
Gerald A. Michaud	$500,001 – $1,000,000
Portfolio Management Employees
Daniel R. Trolio	None
Daniel S. Devorsetz	$50,001 – $100,000
Gary P. Moro	None	(3)

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $11.22 on December 31, 2017, on the Nasdaq. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	Information for Mr. Moro is presented as of August 6, 2018.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We conduct the valuation of our assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We value our investments at fair value which is the market value of our investments. There is no readily available market value for many of our portfolio investments, and we value those debt and equity securities that are not publicly traded or whose market value is not ascertainable at fair value as determined in good faith by our Board in accordance with our valuation policy. Our Board employs independent third party valuation firms to assist in determining fair value.

The types of factors that our Board may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate the private equity valuation. The Board also reviews periodically the quality and nature of inputs to the valuation process used by the Advisor and the valuation methodology employed by the Advisor.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially valued by our Advisor’s investment professionals responsible for monitoring the investment;
•	preliminary valuation conclusions are then documented and discussed with our Advisor’s senior management;
•	a third-party valuation firm is engaged by, or on behalf of, our Board to conduct independent appraisals of all investments at least once annually;
•	our Board receives both the Advisor’s value and the third-party valuation firm’s value, when applicable; and
•	our Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our Board, even though determined in good faith, may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with offerings of shares of our common stock, our Board or one of its committees is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, unless we have stockholder approval to sell our common stock at an offering price per share less any underwriting commissions or discounts below the net asset value per share of our common stock at such time. Our Board or an applicable committee of our Board considers the following factors, among others, in making such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our Board or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of our Board described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a DRIP that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board declares a cash distribution, then our stockholders who have not “opted out” of our DRIP have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Shareowner Services, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and holds such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on Nasdaq on the valuation date, which date shall be as close as practicable to the payment date for such distribution. Market price per share on that date will be the closing price for such shares on Nasdaq or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share trading fee from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. Any stock received in a dividend has a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Material U.S. Federal Income Tax Considerations.”

Participants may terminate their accounts under the plan by notifying the plan agent via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan agent at c/o Computershare Shareowner Services LLC, P.O. Box 505000, Louisville, Kentucky 40233 or by calling the plan administrator at 877-373-6374.

The plan may be terminated by us upon notice in writing mailed to each participant. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o Computershare Shareowner Services LLC, P.O. Box 505000, Louisville, Kentucky 40233.

If you withdraw or the plan is terminated, the plan administrator will continue to hold your shares in book-entry form unless you request that such shares be sold or issued. Upon receipt of your instructions, a certificate for each whole share in your account under the plan will be issued and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you are not able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

Set forth below is a chart describing our securities authorized and outstanding as of August 6, 2018:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	100,000,000 shares	167,465	11,528,985
Preferred Stock	1,000,000 shares	—	—
2022 Notes	$37,375,000	—	$37,375,000

In addition to shares of our common stock, which are described under the heading “Description of Our Common Stock”, we have approximately $37.4 million aggregate principal amount of 2022 Notes outstanding. On September 29, 2017, we issued and sold an aggregate principal amount of $32.5 million of the 2022 Notes and on October 11, 2017, pursuant to the underwriters’ 30 day option to purchase additional notes, we sold approximately an additional $4.9 million of the 2022 Notes. The 2022 Notes have a stated maturity of September 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 15, 2019 at a redemption price of $25 per security plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2022 Notes are our direct unsecured obligations and (i) rank equally in right of payment with our current and future unsecured indebtedness; (ii) are senior in right of payment to any of our future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) are effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grants security), to the extent of the value of the assets securing such indebtedness, and (iv) are structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. As of August 9, 2018, we were in material compliance with the terms of the 2022 Notes. The 2022 Notes are listed on the New York Stock Exchange under the symbol “HTFA”. U.S. Bank National Association serves as trustee under the indenture governing the 2022 Notes. U.S. Bank National Association also serves as collateral custodian under the Key Facility. See “Risk Factors — Risks related to our business and structure — The indenture governing our debt securities contains limited protection for holders of our debt securities” for information regarding restrictions on our ability to incur additional debt and to pay dividends under the indenture governing the 2022 Notes. See “Description of Debt Securities that we may Issue — Events of default” for information regarding the circumstances in which the trustee will take action, and “—Modification or waiver” for information on how the terms of the 2022 Notes may be modified.

DESCRIPTION OF COMMON STOCK THAT WE MAY ISSUE

General

The following description does not purport to be complete and is subject to the provisions of our certificate of incorporation and bylaws, each of which are filed as exhibits to this registration statement. The description is qualified in its entirety by reference to our certificate of incorporation and bylaws and to applicable law.

Under the terms of our certificate of incorporation, our authorized common stock consists solely of 100,000,000 shares, par value $0.001 per share, of which 11,528,985 shares were outstanding as of August 6, 2018. Our common stock is traded on Nasdaq under the symbol “HRZN”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the DGCL, our stockholders generally are not personally liable for our debts or obligations.

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, distributions and voting. When they are issued, shares of our common stock will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board out of assets legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our DRIP.

Anti-takeover effects of provisions of our certificate of incorporation, bylaws, the DGCL and other arrangements

Certain provisions of our certificate of incorporation and bylaws, applicable provisions of the DGCL and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our Board and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our Board and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

Election of directors.  Our certificate of incorporation and bylaws provide that the affirmative vote of a plurality of all votes cast at a meeting of stockholders duly called at which a quorum is present shall be sufficient to elect a director. Under our certificate of incorporation, our Board may amend the bylaws to alter the vote required to elect directors.

Classified board of directors.  The classification of our Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our Board is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of our Board.

Number of directors; vacancies; removal.  Our certificate of incorporation provides that, by amendment to our bylaws, our Board is authorized to change the number of directors without the consent of stockholders to any number between three and nine.

Our certificate of incorporation provides that, subject to the rights of any holders of preferred stock, any vacancy on our Board, however the vacancy occurs, including a vacancy due to an enlargement of our Board, may only be filled by vote of a majority of the directors then in office.

Subject to the rights of any holders of preferred stock, a director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by stockholders.  Under our certificate of incorporation and bylaws, stockholder action can only be taken at an annual meeting or special meeting and not by written action in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice requirements for stockholder proposals and director nominations.  Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of our Board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to our Board at a special meeting may be made only (1) by or at the direction of our Board, or (2) provided that our Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform our stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendments to certificate of incorporation and bylaws.  The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation provides that the affirmative vote of 75% of the then outstanding shares entitled to vote generally in the election of directors voting together as a single class is required to amend provisions of our certificate of incorporation relating to the classification, size and vacancies of our Board, as well as the removal of directors. However, if 66 2/3% of the continuing directors have approved such amendment or repeal, the affirmative vote for such amendment or repeal shall be a majority of such shares. The affirmative vote of 75% of the then outstanding shares voting together as a single class is required to amend provisions of our certificate of incorporation relating to the calling of a special meeting of stockholders or the ability to amend or repeal the bylaws. Our certificate of incorporation permits our Board to amend or repeal our bylaws, provided that any amendment or repeal shall require the approval of at least 66 2/3% of the continuing directors. The stockholders do not have the right to adopt or repeal the bylaws.

Stockholder meetings.  Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting may only be taken if it is properly brought before such meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must provide timely notice to our Secretary. Notice is timely if it is delivered by a nationally recognized courier service or mailed by first class United States mail and received not earlier than 90 days nor more than 120 days in advance of the anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting. Action taken at a special meeting of stockholders is limited to the purposes stated in the properly provided notice of meeting. These provisions could have the effect of delaying until the next stockholder meeting actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of special meetings by stockholders.  Our certificate of incorporation and bylaws provide that special meetings of the stockholders may only be called by our Board, Chairman, Chief Executive Officer or President.

Section 203 of the DGCL.  We are subject to the provisions of Section 203 of the DGCL. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Conflict with 1940 Act.  Our bylaws provide that, if and to the extent that any provision of the DGCL or our bylaws conflict with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Approval of certain transactions.  To convert us to an open-end investment company, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us, or to amend any of the anti-takeover provisions discussed herein, our certificate of incorporation requires the affirmative vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by the holders of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all stockholders. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board has determined that provisions with respect to our Board and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under the DGCL or the 1940 Act, are in the best interest of stockholders generally.

It is a default under our Key Facility if (i) a person or group of persons (within the meaning of the Exchange Act) acquires beneficial ownership of 20% or more of our issued and outstanding stock or (ii) during any twelve month period individuals who at the beginning of such period constituted our Board cease for any reason, other than death or disability, to constitute a majority of the directors in office. If either event were to occur, Key could accelerate our repayment obligations under, and/or terminate, our Key Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and capital resources — Current borrowings.”

Limitations of liability and indemnification

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 of the DGCL (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

We have obtained liability insurance for our directors and officers. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

DESCRIPTION OF PREFERRED STOCK THAT WE MAY ISSUE

Under the terms of our certificate of incorporation, our authorized preferred stock consists of 1,000,000 shares, par value $0.001 per share, of which no shares were outstanding as of August 6, 2018, and our Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock shares.

Our Board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets (or 66 2/3% if certain approval and disclosure requirements are met) after deducting the amount of such dividend, distribution or purchase price, as the case may be, (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as distributions on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to distributions and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. The features of the preferred stock will be further limited by the requirements applicable to RICs under the Code. The purpose of authorizing our Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

For any series of preferred stock that we may issue, our Board will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension.

DESCRIPTION OF SUBSCRIPTION RIGHTS THAT WE MAY ISSUE

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of subscription rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered shares of common stock directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement. We have not previously completed such an offering of subscription rights.

DESCRIPTION OF DEBT SECURITIES THAT WE MAY ISSUE

We may issue debt securities in one or more series in the future that, if publically offered, will be under an indenture to be entered into between the Company and a trustee. The specific terms of each series of debt securities we publically offer will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Where You Can Find More Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax,

assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination; and
•	any other material terms.

Any debt securities we issue may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt (or 150% if certain approval and disclosure requirements are met). Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks relating to our business and structure — Regulations governing our operation as a BDC affect our ability to, and the way in which, we raise additional capital, which may expose us to additional risks.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and any attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not limit the amount of debt (secured and unsecured) that we and our subsidiaries may incur or our ability to pay distributions, sell assets, enter into transactions with affiliates or make investments. In addition, the indenture does not contain any provisions that would necessarily protect holders of debt securities if we become involved in a highly leveraged transaction, reorganization, merger or other similar transaction that adversely affects us or them.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.

Conversion and exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and paying agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on global securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on certificated securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date.

Payment when offices are closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days.
•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.
•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days.
•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.
•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.
•	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an event of default occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”) (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 calendar days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities of the relevant series must not have given the trustee a direction inconsistent with the above notice during that 60 calendar day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture, or else specifying any default.

Merger or consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not consolidate with or into any other corporation or convey or transfer all or substantially all of our property or assets to any person unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for all of our obligations under the debt securities and the indenture.
•	Immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes requiring your approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the debt security;
•	reduce any amounts due on the debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of the debt security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on the debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes not requiring approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes requiring majority approval

Any other change to the indenture and the debt securities issued thereunder would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series outstanding at such time.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further details concerning voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant defeasance

We may make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series of debt securities were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates. No default or Event of Default with respect to the debt securities shall have occurred and be continuing on the date of such deposit, or in the case of a bankruptcy Event of Default, at any time during the period ending on the 91st day after the date of such deposit.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities. No default or Event of Default with respect to the debt securities shall have occurred and be continuing on the date of such deposit, or in the case of a bankruptcy Event of Default, at any time during the period ending on the 91st day after the date of such deposit.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Satisfaction and discharge

The indenture will be discharged and will cease to be of further effect with respect to the debt securities when either:

•	all the debt securities that have been authenticated have been delivered to the trustee for cancellation; or
•	all the debt securities that have not been delivered to the trustee for cancellation:
•	have become due and payable,
•	will become due and payable at their stated maturity within one year, or
•	are to be called for redemption within one year,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the debt securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such debt securities delivered to the trustee for cancellation (in the case of debt securities that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be,

•	we have paid or caused to be paid all other sums payable by us under the indenture with respect to the debt securities; and
•	we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the debt securities have been complied with.

Form, exchange and transfer of certificated registered securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture provisions — subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Certain considerations relating to foreign currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-entry debt securities

The Depository Trust Company (“DTC”) will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.6 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtcc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF WARRANTS THAT WE MAY ISSUE

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	terms of any rights to redeem or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in our best interests and the best interests of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (1) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy or (2) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in transactions for which terms other than price are negotiated by our affiliates. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly. On November 27, 2017, the SEC granted us, our Advisor and certain of our affiliates an exemptive relief order permitting us to co-invest with certain affiliated funds in negotiated investments, subject to the terms and conditions of the order.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our Advisor have designated a chief compliance officer to be responsible for administering the policies and procedures.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies any of the following:
•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange;
•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or
•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
•	Securities of any eligible portfolio company which we control.
•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of additional shares

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities. We may seek approval from our stockholders to offer shares of our common stock below its net asset value in the future.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, subject to certain exceptions, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we generally would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities; derivative securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain approval and disclosure requirements are met) immediately after each such issuance. In addition, while any senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage requirements at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks related to our business and structure — We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities.

Code of ethics

We and our Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the relevant code of ethics’ requirements. You may read and copy each code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to our Annual Report on Form 10-K (File No. 814-00802 filed with the SEC on March 7, 2017 as Exhibit 14.1), which is available on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to our Advisor. The proxy voting policies and procedures of our Advisor are set forth below. The guidelines are reviewed periodically by our Advisor and our independent directors and, accordingly, are subject to change.

Introduction

Our Advisor is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, our Advisor has fiduciary duties to us. As part of this duty, our Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our Advisor’s proxy voting policies and procedures have been formulated to ensure decision-making is consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our Advisor votes proxies relating to our portfolio securities in what our Advisor perceives to be the best interest of our stockholders. Our Advisor reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our Advisor generally votes against proposals that may have a negative effect on our portfolio securities, our Advisor may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Advisor’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our Advisor requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032 or by calling (860) 676-8654.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations under the Sarbanes-Oxley Act and intend to take actions necessary to ensure that we are in compliance therewith.

Nasdaq corporate governance regulations

Nasdaq has adopted corporate governance regulations with which listed companies must comply. We intend to be in compliance with these corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

Privacy principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our Advisor’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally seeks reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

We have not paid any brokerage commissions during the three most recent fiscal years.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of an offering. The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities by us will be named in the applicable prospectus supplement, such prospectus supplement to also set forth the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them, the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers, and any securities exchanges on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. However, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. In connection with the sale of the securities, our common stockholders will indirectly bear such fees and expenses, as well as any other fees incurred in connection with the sale of the securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of gross proceeds for the sale of any securities being registered. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may offer shares of common stock in a public offering at-the-market to a select group of investors, in which case you may not be able to participate in such offering and you will experience dilution unless you purchase additional shares of our common stock in the secondary market at the same or lower price.

Any common stock sold pursuant to a prospectus supplement may be traded on Nasdaq, or another exchange on which the common stock are traded. The other offered securities may or may not be listed on a securities exchange and we cannot assure you that there will be a liquid trading market for certain of the securities.

Under agreements that we may enter into, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement. We and/or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

In order to comply with the securities laws of certain states, if applicable, our securities will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We, and indirectly our stockholders, will pay customary costs and expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including SEC filing fees and expenses of compliance with state securities or “blue sky” laws.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder (“Treasury regulations”) each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as persons that have a functional currency (as defined in Section 985 of the Code) that have a functional currency other than the U.S. dollar, financial institutions, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (within the meaning of Section 1221 of the Code). No ruling has been or will be sought from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein.

This summary does not discuss the consequences of an investment in our preferred stock, debt securities, warrants representing rights to purchase shares of our preferred stock, common stock or debt securities, subscription rights or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion:

•	a “U.S. stockholder” means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes: (1) a person who is a citizen or individual resident of the United States; (2) a domestic corporation (or other domestic entity taxable as a corporation for U.S. federal income tax purposes); (3) an estate whose income is subject to U.S. federal income tax regardless of its source; or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; and
•	a “non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in our securities will depend on the facts of its particular situation. Stockholders are urged to consult their own tax advisers to determine the U.S. federal, state, local and foreign tax consequences to them of an investment in our securities, including applicable tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation of the company

As a BDC, we have elected to be treated, and qualified, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. As a RIC, we generally are not subject to corporate-level federal income taxes on our investment company taxable income, determined without regard to any deductions for dividends paid, or net capital gain that we timely distribute as dividends for U.S. federal income tax purposes to our stockholders.

To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”) (the “90% Gross Income Test”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Diversification Tests”). In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally are not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. While we intend to satisfy the Annual Distribution Requirement, we may choose to retain all or a portion of our net capital gains or investment company taxable income not subject to the Annual Distribution Requirement for investment, and incur the associated federal corporate income tax, or the 4% U.S. federal excise tax as appropriate, and as described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount at least equal to the sum of:

•	98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year;
•	98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and
•	certain undistributed amounts from previous years on which we incurred no U.S. federal income tax.

While we generally intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax or may decide that it is in our best interest to retain some of our income or gains and be subject to this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If we borrow money, we may be prevented by loan covenants from declaring and paying distributions in certain circumstances. Limits on our payment of distributions may prevent us from satisfying distribution requirements, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation — Senior securities; derivative securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the imposition of the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given taxable year exceed investment company taxable income, we would incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those taxable years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify again to be subject to tax as a RIC in a subsequent taxable year, we would be required to distribute our earnings and profits attributable to any of our non-RIC taxable years as dividends to our stockholders. Moreover, if we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular taxable year would be in our best interests.

Company investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as qualifying gross income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Since in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement or may be required to incur the 4% U.S. federal excise tax.

In such instances, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take action that are advantageous) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to be eligible to be subject to federal income tax as a RIC and, thus, become subject to a corporate-level federal income tax on all our income.

Warrants.  Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term depends on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant equals the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Foreign investments.  In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive foreign investment companies.  We may invest in the stock of a foreign corporation which is considered a “passive foreign investment company” (“PFIC”) within the meaning of Section 1297 of the Code. In general, if a special tax election has not been made, we are subject to tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Any adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election.

Recent Tax Legislation.  Under recent tax legislation, we and the companies in which we invest will be generally subject to certain leverage limitations regarding the deductibility of interest expense. The recent tax legislation may, pending further regulatory guidance, require us to accrue market discount currently and to otherwise recognize income for tax purposes no later than we recognize it for financial reporting purposes. The recent tax legislation may also require us to recognize accumulated undistributed earnings of foreign corporations in which were invested in 2017 if any if our ownership levels exceeded certain thresholds. The effects of these and other provisions of the tax legislation on us remains uncertain at this time pending regulatory guidance.

Foreign currency transactions.  Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument and the date of disposition are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% Income Test.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us to U.S. stockholders are generally characterized either as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses, and determined without regard to any deduction for dividends paid) will be characterized as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not be eligible to treatment as qualified dividend income.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder generally will be characterized as long-term capital gains (generally at a maximum U.S. federal tax rate of 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will be subject to tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to incur a 35% U.S. federal income tax on any retained capital gains, and since that rate is generally in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any taxable year and (2) the amount of capital gain distributions paid for that taxable year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January of any calendar year which was declared in October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative minimum tax.  As a RIC, we are subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividend Reinvestment Plan.  Under the DRIP, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our DRIP by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions determined to constitute dividends which have been reinvested under the plan will nevertheless generally remain taxable to the U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market generally should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving distributions in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Dispositions.  A U.S. stockholder will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Non-corporate U.S. stockholders with net capital losses for a taxable year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each taxable year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent taxable years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a taxable year, but may carry back such losses for three taxable years or carry forward such losses for five taxable years.

Tax shelter reporting regulations.  Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder tax reporting and other matters.  We will provide information to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such calendar year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of distributions paid by us in respect of each calendar year generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup withholding.  We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares of our common stock.

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and deemed distributions; dispositions.  Distributions of ordinary income to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

In addition, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such distributions and (iii) certain other requirements are satisfied. In the case of shares of our common stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we reported the payment as having been derived from qualified net interest income or from qualified short-term capital gains. Furthermore, no assurance can be given as to whether any amount of our distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale or other disposition of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (ii) in the case of an individual, the non-U.S. stockholder is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied.

Withholding agents are required to withhold U.S. tax (at a 30% rate) on payments of taxable distributions and (effective January 1, 2019) redemption proceeds and certain capital gain distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designated to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we incur the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholder. Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their shares of our common stock.

Dividend Reinvestment Plan.  Under our DRIP, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our DRIP by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons.

Backup withholding.  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on taxable dividends or distributions unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

An investment in our common stock by a non-U.S. person may also be subject to U.S. federal estate tax.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by US Bank, N.A. pursuant to a custodian services agreement. The principal business address of US Bank, N.A. is 1133 Rankin Street, St. Paul, Minnesota 55116. Securities held through Credit II are held under a custodial agreement with U.S. Bank National Association. The principal address for U.S. Bank National Association is 1133 Rankin Street, St. Paul, Minnesota 55116. Computershare Shareowner Services LLC (formerly known as BNY Mellon Shareowner Services) acts as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement. The principal business address of Computershare Shareowner Services LLC is 250 Royall Street, Canton, Massachusetts 02021.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP, Boston, Masschusetts and certain legal matters will be passed upon for underwriters or dealer managers, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and related senior securities table and the effectiveness of internal control over financial reporting appearing in this prospectus and registration statement have been audited by RSM US LLP, an independent registered public accounting firm located at 1185 Avenue of the Americas, New York, New York 10036, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the SEC a registration statement, of which this prospectus forms a part, on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at www.sec.gov or on our website at www.horizontechfinance.com. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Information on our website is not incorporated into or a part of this prospectus.

Consolidated Financial Statements and Supplementary Data

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities (Unaudited)
(Dollars in thousands, except share and per share data)

	June 30, 2018	December 31, 2017
Assets
Non-affiliate investments at fair value (cost of $216,364 and $219,303, respectively)	$215,102	$218,600
Non-controlled affiliate investments at fair value (cost of $7,677 and $3,774, respectively) (Note 5)	7,296	3,499
Controlled affiliate investments at fair value (cost of $4,069 and $0, respectively) (Note 5)	4,069	—
Total investments at fair value (cost of $228,110 and $223,077, respectively) (Note 4)	226,467	222,099
Cash	10,840	6,594
Interest receivable	4,053	3,986
Other assets	1,966	1,467
Total assets	$243,326	$234,146
Liabilities
Borrowings (Note 7)	$104,214	$94,075
Distributions payable	3,458	3,456
Base management fee payable (Note 3)	387	379
Incentive fee payable (Note 3)	823	541
Other accrued expenses	673	620
Total liabilities	109,555	99,071
Commitments and Contingencies (Note 8)
Net assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2018 and December 31, 2017	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 11,695,229 and 11,687,871 shares issued and 11,527,764 and 11,520,406 shares outstanding as of June 30, 2018 and December 31, 2017, respectively	12	12
Paid-in capital in excess of par	179,720	179,641
Distributions in excess of net investment income	(2,314)	(1,898)
Net unrealized depreciation on investments	(1,643)	(978)
Net realized loss on investments	(42,004)	(41,702)
Total net assets	133,771	135,075
Total liabilities and net assets	$243,326	$234,146
Net asset value per common share	$11.60	$11.72

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except share and per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Investment income
Interest income on investments
Interest income on non-affiliate investments	$6,675	$5,418	$13,290	$11,697
Interest income on non-controlled affiliate investments	198	—	336	—
Total interest income on investments	6,873	5,418	13,626	11,697
Fee income
Prepayment fee income on non-affiliate investments	175	327	312	788
Fee income on non-affiliate investments	265	133	550	356
Total investment income	7,313	5,878	14,488	12,841
Expenses
Interest expense	1,451	1,084	2,935	2,401
Base management fee (Note 3)	1,088	888	2,202	1,862
Performance based incentive fee (Note 3)	982	405	1,527	836
Administrative fee (Note 3)	171	187	354	381
Professional fees	263	324	708	830
General and administrative	227	236	421	410
Total expenses	4,182	3,124	8,147	6,720
Performance based incentive fee waived (Note 3)	(159)	—	(159)	—
Net expenses	4,023	3,124	7,988	6,720
Net investment income	3,290	2,754	6,500	6,121
Net realized and unrealized loss on investments
Net realized (loss) gain on non-affiliate investments	(153)	176	(302)	(10,670)
Net realized (loss) gain on investments	(153)	176	(302)	(10,670)
Net unrealized (depreciation) appreciation on non-affiliate investments	(227)	(2,197)	(560)	8,934
Net unrealized appreciation (depreciation) on non-controlled affiliate investments	20	—	(105)	—
Net unrealized (depreciation) appreciation on investments	(207)	(2,197)	(665)	8,934
Net realized and unrealized loss on investments	(360)	(2,021)	(967)	(1,736)
Net increase in net assets resulting from operations	$2,930	$733	$5,533	$4,385
Net investment income per common share	$0.29	$0.24	$0.56	$0.53
Net increase in net assets per common share	$0.25	$0.06	$0.48	$0.38
Distributions declared per share	$0.30	$0.30	$0.60	$0.60
Weighted average shares outstanding	11,525,874	11,517,271	11,524,024	11,515,074

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets (Unaudited)
(Dollars in thousands, except share data)

	Common Stock		Paid-In Capital in Excess of Par	Distributions in Excess of Net Investment Income	Net Unrealized Depreciation on Investments	Net Realized Loss on Investments	Total Net Assets
	Shares	Amount
Balance at December 31, 2016	11,510,424	$12	$179,551	$(397)	$(19,463)	$(20,511)	$139,192
Net increase in net assets resulting from operations	—	—	—	6,121	8,934	(10,670)	4,385
Issuance of common stock under dividend reinvestment plan	8,756	—	96	—	—	—	96
Distributions declared	—	—	—	(6,911)	—	—	(6,911)
Balance at June 30, 2017	11,519,180	$12	$179,647	$(1,187)	$(10,529)	$(31,181)	$136,762
Balance at December 31, 2017	11,520,406	$12	$179,641	$(1,898)	$(978)	$(41,702)	$135,075
Net increase in net assets resulting from operations	—	—	—	6,500	(665)	(302)	5,533
Issuance of common stock under dividend reinvestment plan	7,358	—	79	—	—	—	79
Distributions declared	—	—	—	(6,916)	—	—	(6,916)
Balance at June 30, 2018	11,527,764	$12	$179,720	$(2,314)	$(1,643)	$(42,004)	$133,771

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)
(Dollars in thousands)

	For the Six Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,533	$4,385
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Amortization of debt issuance costs	285	255
Net realized loss on investments	302	10,670
Net unrealized depreciation (appreciation) on investments	665	(8,934)
Purchase of investments	(38,046)	(47,990)
Principal payments received on investments	34,302	60,260
Investment in controlled affiliate investments	(4,069)	—
Proceeds from sale of investments	3,066	1,572
Equity received in settlement of fee income	(225)	—
Changes in assets and liabilities:
Decrease in interest receivable	212	517
(Increase) decrease in end-of-term payments	(279)	1,013
Decrease in unearned income	(363)	(248)
(Increase) decrease in other assets	(98)	252
Increase (decrease) in other accrued expenses	53	(178)
Increase (decrease) in base management fee payable	8	(29)
Increase in incentive fee payable	282	405
Net cash provided by operating activities	1,628	21,950
Cash flows from financing activities:
Advances on credit facility	20,000	15,000
Repayment of credit facility	(10,000)	(55,000)
Distributions paid	(6,835)	(6,812)
Debt issuance costs	(547)	—
Net cash provided by (used in) financing activities	2,618	(46,812)
Net increase (decrease) in cash	4,246	(24,862)
Cash:
Beginning of period	6,594	37,135
End of period	$10,840	$12,273
Supplemental disclosure of cash flow information:
Cash paid for interest	$2,617	$2,260
Supplemental non-cash investing and financing activities:
Warrant investments received and recorded as unearned income	$550	$1,087
Distributions payable	$3,458	$3,456
End-of-term payments receivable	$3,215	$3,651

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
June 30, 2018
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(12)
Non-Affiliate Investments – 160.8%(8)
Non-Affiliate Debt Investments – 147.2%(8)
Non-Affiliate Debt Investments – Life Science – 44.8%(8)
Celsion Corporation(2)(5)	Biotechnology	Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	$2,500	$2,442	$2,442
		Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,442	2,442
		Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,442	2,442
		Term Loan (9.72% cash (Libor + 7.63%; Floor 9.63%), 4.00% ETP, Due 7/1/22)	2,500	2,442	2,442
Palatin Technologies, Inc.(2)(5)	Biotechnology	Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 1/1/19)	1,000	990	990
		Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 3.44% ETP, Due 1/1/19)	1,000	1,000	1,000
		Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 8/1/19)	2,167	2,148	2,148
		Term Loan (10.50% cash (Libor + 8.50%; Floor 9.00%), 3.27% ETP, Due 8/1/19)	2,167	2,167	2,167
vTv Therapeutics Inc.(2)(5)	Biotechnology	Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 5/1/20)	5,729	5,687	5,674
		Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 10/1/20)	3,750	3,709	3,701
Titan Pharmaceuticals, Inc.(2)(5)	Drug Delivery	Term Loan (10.40% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	1,600	1,473	1,473
Aerin Medical, Inc.(2)	Medical Device	Term Loan (9.45% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	4,000	3,883	3,883
		Term Loan (9.45% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,960	2,960
		Term Loan (9.45% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,960	2,960
Conventus Orthopaedics, Inc.(2)	Medical Device	Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,939	3,939
		Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,939	3,939
		Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,939	3,939
Lantos Technologies, Inc.(2)	Medical Device	Term Loan (10.43% cash (Libor + 8.43%; Floor 10.00%), 6.00% ETP, Due 9/1/21)	4,000	3,481	3,481
VERO Biotech LLC(2)	Medical Device	Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,942	3,942
		Term Loan (10.00% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,942	3,942
Total Non-Affiliate Debt Investments – Life Science				59,927	59,906
Non-Affiliate Debt Investments – Technology – 89.7%(8)
Audacy Corporation(2)	Communications	Term Loan (9.90% cash (Libor + 7.90%; Floor 9.50%), 5.00% ETP, Due 7/1/22)	4,000	3,928	3,928
Intelepeer Holdings, Inc.(2)	Communications	Term Loan (11.95% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,897	3,897
		Term Loan (11.95% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,937	3,937
		Term Loan (11.95% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,937	3,937
PebblePost, Inc.(2)	Communications	Term Loan (11.26% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,942	3,942
		Term Loan (11.26% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,942	3,942

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
June 30, 2018 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(12)
SavingStar, Inc.(2)	Consumer-related Technologies	Term Loan (12.40% cash (Libor + 10.40%; Floor 10.90%), 4.25% ETP, Due 6/1/20)	1,916	1,895	1,895
		Term Loan (12.40% cash (Libor + 10.40%; Floor 10.90%), 3.80% ETP, Due 11/1/20)	1,778	1,727	1,727
IgnitionOne, Inc.(2)	Internet and Media	Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
		Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
		Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
		Term Loan (12.23% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,852	2,852
Jump Ramp Games, Inc.(2)	Internet and Media	Term Loan (11.73% cash (Libor + 9.73%), 3.00% ETP, Due 4/1/21)	4,000	3,951	3,951
Kixeye, Inc.(2)	Internet and Media	Term Loan (11.60% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 5/1/21)	2,825	2,724	2,724
		Term Loan (11.60% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 5/1/21)	2,825	2,778	2,778
Rocket Lawyer Incorporated(2)	Internet and Media	Term Loan (11.40% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,942	3,942
		Term Loan (11.40% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,942	3,942
		Term Loan (11.40% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 11/1/21)	2,000	1,968	1,968
Verve Wireless, Inc.(2)	Internet and Media	Term Loan (10.80% cash (Libor + 8.80%; Floor 10.80%), 3.33% ETP, Due 9/1/21)	3,600	3,448	3,448
Zinio Holdings, LLC(2)	Internet and Media	Term Loan (13.25% cash (Libor + 11.25%; Floor 11.75%), 6.00% ETP, Due 2/1/20)	4,000	3,983	3,983
The NanoSteel Company, Inc.(2)	Materials	Term Loan (11.50% cash (Libor + 9.50%; Floor 10.00%), 7.20% ETP, Due 5/1/20)	4,237	4,158	4,158
		Term Loan (11.50% cash (Libor + 9.50%; Floor 10.00%), 6.45% ETP, Due 5/1/20)	2,118	2,090	2,090
		Term Loan (11.50% cash (Libor + 9.50%; Floor 10.00%), 5.85% ETP, Due 7/1/20)	2,327	2,293	2,293
Powerhouse Dynamics, Inc.(2)	Power Management	Term Loan (12.70% cash (Libor + 10.70%; Floor 11.20%), 3.32% ETP, Due 9/1/19)	875	853	853
Luxtera, Inc.	Semiconductors	Term Loan (11.75% cash (Prime + 6.75%), Due 3/28/20)	2,000	1,923	1,923
		Term Loan (11.75% cash (Prime + 6.75%), Due 3/28/20)	1,500	1,456	1,456
Bridge2 Solutions, LLC.(2)	Software	Term Loan (11.25% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,806	4,806
		Term Loan (11.25% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,781	4,781
Education Elements, Inc.(2)	Software	Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 1/1/19)	400	395	395
		Term Loan (12.00% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 8/1/19)	650	641	641
Metricly, Inc.	Software	Term Loan (14.25% cash (Libor + 12.25%; Floor 12.50%), 3.33% ETP, Due 9/1/18)	88	88	88
New Signature US, Inc.(2)(13)	Software	Term Loan (10.59% cash (Libor + 8.50%; Floor 10.50%), 3.50% ETP, Due 7/1/22)	2,750	2,693	2,693
ShopKeep.com, Inc.(2)	Software	Term Loan (11.95% cash (Libor + 9.95%; Floor 10.45%), 4.08% ETP, Due 10/1/20)	5,400	5,316	5,316
		Term Loan (11.95% cash (Libor + 9.95%; Floor 10.45%), 3.55% ETP, Due 2/1/21)	3,800	3,736	3,736
SIGNiX, Inc.	Software	Term Loan (13.00% cash (Libor + 11.00%; Floor 11.50%), 6.17% ETP, Due 2/1/20)	2,090	2,009	1,652
Weblinc Corporation(2)	Software	Term Loan (12.25% cash (Libor + 10.25%; Floor 11.25%), 3.00% ETP, Due 3/1/21)	3,000	2,958	2,958

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
June 30, 2018 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(12)
xAd, Inc.(2)	Software	Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,909	4,909
		Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,909	4,909
		Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	3,000	2,945	2,945
		Term Loan (10.70% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	2,000	1,964	1,964
Total Non-Affiliate Debt Investments – Technology				120,272	119,915
Non-Affiliate Debt Investments – Healthcare information and services – 12.7%(8)
Catasys, Inc.(2)(5)	Software	Term Loan (9.80% cash (Libor + 7.75%; Floor 9.75%), 6.00% ETP, Due 3/1/22)	2,500	2,475	2,475
		Term Loan (9.80% cash (Libor + 7.75%; Floor 9.75%), 6.00% ETP, Due 3/1/22)	2,500	2,475	2,475
HealthEdge Software, Inc.(2)	Software	Term Loan (10.25% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 7/1/22)	5,000	4,864	4,864
		Term Loan (10.25% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 1/1/23)	3,750	3,699	3,699
		Term Loan (10.25% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 4/1/23)	3,750	3,695	3,695
Total Non-Affiliate Debt Investments – Healthcare information and services				17,208	17,208
Total Non-Affiliate Debt Investments				197,407	197,029
Non-Affiliate Warrant Investments – 6.8%(8)
Non-Affiliate Warrants – Life Science – 1.4%(8)
ACT Biotech Corporation	Biotechnology	431,201 Preferred Stock Warrants		25	—
Alpine Immune Sciences, Inc.(5)	Biotechnology	4,634 Common Stock Warrants		122	—
Argos Therapeutics, Inc.(2)(5)	Biotechnology	3,656 Common Stock Warrants		33	—
Celsion Corporation(2)(5)	Biotechnology	190,522 Common Stock Warrants		145	131
Rocket Pharmaceuticals Corporation(5)	Biotechnology	1,763 Common Stock Warrants		17	—
Palatin Technologies, Inc.(2)(5)	Biotechnology	608,058 Common Stock Warrants		51	136
Revance Therapeutics, Inc.(5)	Biotechnology	34,113 Common Stock Warrants		68	452
Sample6, Inc.(2)	Biotechnology	661,956 Preferred Stock Warrants		53	26
Strongbridge U.S. Inc.(2)(5)	Biotechnology	160,714 Common Stock Warrants		72	601
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	2,050 Common Stock Warrants		5	—
vTv Therapeutics Inc.(2)(5)	Biotechnology	95,293 Common Stock Warrants		44	—
Titan Pharmaceuticals, Inc.(2)(5)	Drug Delivery	320,612 Common Stock Warrants		95	22
AccuVein Inc.(2)	Medical Device	1,174,881 Preferred Stock Warrants		24	28
Aerin Medical, Inc.(2)	Medical Device	1,818,182 Preferred Stock Warrants		66	69
Conventus Orthopaedics, Inc.(2)	Medical Device	720,000 Preferred Stock Warrants		95	100
Lantos Technologies, Inc.(2)	Medical Device	1,715,926 Common Stock Warrants		253	285
Mitralign, Inc.(2)	Medical Device	64,190 Common Stock Warrants		52	1
NinePoint Medical, Inc.(2)	Medical Device	29,102 Preferred Stock Warrants		33	—
ReShape Lifesciences Inc.(5)	Medical Device	134 Common Stock Warrants		347	—
Tryton Medical, Inc.(2)	Medical Device	122,362 Preferred Stock Warrants		15	13
VERO Biotech LLC(2)	Medical Device	800 Common Stock Warrants		53	56
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants		13	—
Total Non-Affiliate Warrants – Life Science				1,681	1,920
Non-Affiliate Warrants – Technology – 4.8%(8)
Audacy Corporation(2)	Communications	176,134 Preferred Stock Warrants		33	33
Ekahau, Inc.(2)	Communications	978,261 Preferred Stock Warrants		33	24
Intelepeer Holdings, Inc.(2)	Communications	2,256,549 Preferred Stock Warrants		149	115
PebblePost, Inc.(2)	Communications	598,850 Preferred Stock Warrants		92	97
Additech, Inc.(2)	Consumer-related Technologies	150,000 Preferred Stock Warrants		33	33

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
June 30, 2018 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(12)
Gwynnie Bee, Inc.(2)	Consumer-related Technologies	268,591 Preferred Stock Warrants		68	821
Le Tote, Inc.(2)	Consumer-related Technologies	202,974 Preferred Stock Warrants		63	370
Rhapsody International Inc.(2)	Consumer-related Technologies	852,273 Common Stock Warrants		164	—
SavingStar, Inc.(2)	Consumer-related Technologies	850,439 Preferred Stock Warrants		104	—
IgnitionOne, Inc.(2)	Internet and Media	262,910 Preferred Stock Warrants		671	665
Jump Ramp Games, Inc.(2)	Internet and Media	159,766 Preferred Stock Warrants		32	33
Kixeye, Inc.(2)	Internet and Media	791,251 Preferred Stock Warrants		75	78
Rocket Lawyer Incorporated(2)	Internet and Media	261,721 Preferred Stock Warrants		92	76
Verve Wireless, Inc.(2)	Internet and Media	112,805 Common Stock Warrants		120	120
The NanoSteel Company, Inc.(2)	Materials	379,360 Preferred Stock Warrants		187	523
Powerhouse Dynamics, Inc.(2)	Power Management	348,838 Preferred Stock Warrants		32	22
Avalanche Technology, Inc.(2)	Semiconductors	202,602 Preferred Stock Warrants		101	38
eASIC Corporation(2)	Semiconductors	40,445 Preferred Stock Warrants		25	29
Kaminario, Inc.	Semiconductors	4,800,000 Preferred Stock Warrants		59	96
Luxtera, Inc.(2)	Semiconductors	3,546,553 Preferred Stock Warrants		213	364
Soraa, Inc.(2)	Semiconductors	203,616 Preferred Stock Warrants		80	450
Bolt Solutions Inc.(2)	Software	202,892 Preferred Stock Warrants		113	104
Bridge2 Solutions, Inc.(2)	Software	125,458 Common Stock Warrants		432	765
BSI Platform Holdings, LLC(2)(13)	Software	137,500 Preferred Stock Warrants		19	19
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants		14	106
Education Elements, Inc.(2)	Software	238,121 Preferred Stock Warrants		28	29
Lotame Solutions, Inc.(2)	Software	288,115 Preferred Stock Warrants		22	286
Metricly, Inc.	Software	41,569 Common Stock Warrants		48	—
Riv Data Corp.(2)	Software	321,428 Preferred Stock Warrants		12	38
ShopKeep.com, Inc.(2)	Software	193,962 Preferred Stock Warrants		118	115
SIGNiX, Inc.	Software	133,560 Preferred Stock Warrants		225	36
Skyword, Inc.	Software	301,056 Preferred Stock Warrants		48	3
SpringCM, Inc.(2)	Software	2,385,686 Preferred Stock Warrants		55	138
Sys-Tech Solutions, Inc.(2)	Software	375,000 Preferred Stock Warrants		242	464
Weblinc Corporation(2)	Software	195,122 Preferred Stock Warrants		42	—
xAd, Inc.(2)	Software	4,343,350 Preferred Stock Warrants		177	294
Total Non-Affiliate Warrants – Technology				4,021	6,384
Non-Affiliate Warrants – Cleantech – 0.1%(8)
Renmatix, Inc.(2)	Alternative Energy	53,022 Preferred Stock Warrants		68	—
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants		100	112
Total Non-Affiliate Warrants – Cleantech				168	112
Non-Affiliate Warrants – Healthcare information and services – 0.5%(8)
LifePrint Group, Inc.(2)	Diagnostics	49,000 Preferred Stock Warrants		29	2
ProterixBio, Inc.(2)	Diagnostics	3,156 Common Stock Warrants		54	—
Singulex, Inc.	Other Healthcare	294,231 Preferred Stock Warrants		44	45
Verity Solutions Group, Inc.	Other Healthcare	300,360 Preferred Stock Warrants		100	65
Watermark Medical, Inc.(2)	Other Healthcare	27,373 Preferred Stock Warrants		74	62
HealthEdge Software, Inc.(2)	Software	158,063 Preferred Stock Warrants		67	54
Medsphere Systems Corporation(2)	Software	7,097,792 Preferred Stock Warrants		60	214
Recondo Technology, Inc.(2)	Software	556,796 Preferred Stock Warrants		95	212
Total Non-Affiliate Warrants – Healthcare information and services				523	654
Total Non-Affiliate Warrants				6,393	9,070

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
June 30, 2018 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(12)
Non-Affiliate Other Investments – 5.8%(8)
Espero Pharmaceuticals, Inc.	Biotechnology	Royalty Agreement		5,300	4,700
ZetrOZ, Inc.	Medical Device	Royalty Agreement		205	700
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019		4,190	100
Triple Double Holdings, LLC	Software	License Agreement		2,200	2,200
Total Non-Affiliate Other Investments				11,895	7,700
Non-Affiliate Equity – 1.0%(8)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock		238	785
Revance Therapeutics, Inc.(5)	Biotechnology	5,125 Common Stock		73	141
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	13,082 Common Stock		83	28
SnagAJob.com, Inc.	Consumer-related Technologies	82,974 Common Stock		9	83
Verve Wireless, Inc.(2)	Internet and Media	100,598 Preferred Stock		225	225
TruSignal, Inc.	Software	32,637 Common Stock		41	41
Total Non-Affiliate Equity				669	1,303
Total Non-Affiliate Portfolio Investment Assets				$216,364	$215,102
Non-controlled Affiliate Investments – 5.5%(8)
Non-controlled Affiliate Debt Investments – Technology – 4.8%(8)
Decisyon, Inc.	Software	Term Loan (14.308% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 12/1/20)	$1,523	$1,522	$1,443
		Term Loan (14.308% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 12/1/20)	833	785	744
		Term Loan (12.02% cash, Due 12/31/19)	250	250	237
		Term Loan (12.03% cash, Due 12/31/19)	250	250	237
		Term Loan (12.24% cash, Due 12/31/19)	750	750	711
		Term Loan (13.08% cash, Due 12/31/19)	300	300	284
StereoVision Imaging, Inc.	Software	Term Loan (9.03% PIK (Libor + 7.03%; Floor 8.50%), 8.50% ETP, Due 9/1/21)(11)	3,200	2,798	2,774
Total Non-controlled Affiliate Debt Investments – Technology				6,655	6,430
Non-controlled Affiliate Warrants – Technology – 0.0%(8)
Decisyon, Inc.	Software	82,967 Common Stock Warrants		46	—
Total Non-controlled Affiliate Warrants – Technology				46	—
Non-controlled Affiliate Equity – Technology – 0.7%(8)
Decisyon, Inc.	Software	45,365,936 Common Stock		185	75
StereoVision Imaging, Inc.	Software	1,943,572 Common Stock		791	791
Total Non-controlled Affiliate Equity				976	866
Total Non-controlled Affiliate Portfolio Investment Assets				$7,677	$7,296
Controlled Affiliate Investments – 3.0%(8)
Controlled Affiliate Equity – Financial – 3.0%(8)
Horizon Secured Loan Fund I LLC(14)	Investment funds			$4,069	$4,069
Total Controlled Affiliate Equity				4,069	4,069
Total Controlled Affiliate Portfolio Investment Assets				$4,069	$4,069
Total Portfolio Investment Assets – 169.3%(8)				$228,110	$226,467

(1)	All investments of the Company are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Key Facility.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
June 30, 2018 – (Continued)
(Dollars in thousands)

(3)	All non-affiliate investments are investments in which the Company owns less than 5% of the voting securities of the portfolio company. All non-controlled affiliate investments are investments in which the Company owns 5% or more of the voting securities of the portfolio company. All controlled affiliate investments are investments in which the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement).
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include end-of-term payments (“ETPs”) and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at variable rates for the term of the debt investment, unless otherwise indicated. All debt investments based on the London InterBank Offered Rate (“LIBOR”) are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of June 30, 2018 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Warrants, Equity and Other Investments are non-income producing.
(8)	Value as a percent of net assets.
(9)	As of June 30, 2018, 1.8% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(10)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee the Company may pay its Advisor will be based on income that the Company has not yet received in cash.
(11)	Debt investment has a payment-in-kind (“PIK”) feature.
(12)	Except for common stock in publicly traded companies, the fair value of the investment was valued using significant unobservable inputs.
(13)	New Signature US, Inc. is a subsidiary of BSI Platform Holdings, LLC.
(14)	On June 1, 2018, the Company entered into an agreement with Arena Sunset SPV, LLC (“Arena”) to co-invest through Horizon Secured Loan Fund I (“HSLFI”), a joint venture, which is expected to make investments, either directly or indirectly through subsidiaries, primarily in the form of secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All HSLFI investment decisions require unanimous approval of a quorum of HSLFI’s board of managers. Although the Company owns more than 25% of the voting securities of HSLFI, the Company does not believe it controls HSLFI for purposes of the 1940 Act or otherwise.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
December 31, 2017
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
Non-Affiliate Investments — 161.8%(8)
Non-Affiliate Debt Investments — 148.4%(8)
Non-Affiliate Debt Investments — Life Science — 43.0%(8)
Palatin Technologies, Inc.(2)(5)	Biotechnology	Term Loan (9.87% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 1/1/19)	$2,000	$1,980	$1,980
		Term Loan (9.87% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 8/1/19)	3,167	3,139	3,139
vTv Therapeutics Inc.(2)(5)	Biotechnology	Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 5/1/20)	6,250	6,196	6,196
		Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 10/1/20)	3,750	3,700	3,700
Titan Pharmaceuticals, Inc.(2)(5)	Drug Delivery	Term Loan (9.77% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	3,500	3,400	3,400
		Term Loan (9.77% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	3,500	3,430	3,430
Aerin Medical, Inc.(2)	Medical Device	Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	4,000	3,876	3,876
		Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,954	2,954
		Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,954	2,954
Conventus Orthopaedics, Inc.(2)	Medical Device	Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
		Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
		Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
Lantos Technologies, Inc.(2)	Medical Device	Term Loan (11.87% PIK (Libor + 10.50%; Floor 11.50%), 8.91% ETP, Due 5/1/19)(13)	2,479	2,466	2,466
Mederi Therapeutics, Inc.(2)	Medical Device	Term Loan (13.01% cash (Libor + 11.82%; Floor 12.00%), 6.00% ETP, Due 12/1/17)	173	173	163
		Term Loan (13.01% cash (Libor + 11.82%; Floor 12.00%), 6.00% ETP, Due 12/1/17)	173	173	163
NinePoint Medical, Inc.(2)	Medical Device	Term Loan (10.12% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	2,667	2,645	2,645
		Term Loan (10.12% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	1,333	1,320	1,320
VERO Biotech LLC(2)	Medical Device	Term Loan (9.33% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,914	3,914
		Term Loan (9.33% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,934	3,934
Total Non-Affiliate Debt Investments — Life Science				58,038	58,018
Non-Affiliate Debt Investments — Technology — 99.1%(8)
Intelepeer Holdings, Inc.	Communications	Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,888	3,888
		Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,927	3,927
		Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,927	3,927
PebblePost, Inc.(2)	Communications	Term Loan (10.63% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,874	3,874
		Term Loan (10.63% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,933	3,933
Le Tote, Inc.(2)	Consumer-related Technologies	Term Loan (11.02% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	4,000	3,960	3,960
		Term Loan (11.02% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	3,000	2,969	2,969

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
December 31, 2017 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
SavingStar, Inc.(2)	Consumer-related Technologies	Term Loan (11.77% cash (Libor + 10.40%; Floor 10.90%), 4.25% ETP, Due 6/1/20)	2,167	2,140	2,140
		Term Loan (11.77% cash (Libor + 10.40%; Floor 10.90%), 3.80% ETP, Due 11/1/20)	1,911	1,849	1,849
IgnitionOne, Inc.(2)	Internet and Media	Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
Jump Ramp Games, Inc.(2)	Internet and Media	Term Loan (11.10% cash (Libor + 9.73%), 3.00% ETP, Due 4/1/21)	4,000	3,942	3,942
Kixeye, Inc.(2)	Internet and Media	Term Loan (10.97% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 9/1/21)	3,000	2,900	2,900
		Term Loan (10.97% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 9/1/21)	3,000	2,945	2,945
MediaBrix, Inc.(2)	Internet and Media	Term Loan (12.37% cash (Libor + 11.00%; Floor 11.50%), 3.00% ETP, Due 1/1/20)	4,000	3,977	3,977
Rocket Lawyer Incorporated(2)	Internet and Media	Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,933	3,933
		Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,933	3,933
		Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 11/1/21)	2,000	1,963	1,963
Zinio Holdings, LLC(2)	Internet and Media	Term Loan (12.62% cash (Libor + 11.25%; Floor 11.75%), 6.00% ETP, Due 2/1/20)	4,000	3,978	3,978
The NanoSteel Company, Inc.(2)	Materials	Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 7.20% ETP, Due 1/1/20)	4,653	4,578	4,578
		Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 6.45% ETP, Due 1/1/20)	2,327	2,289	2,289
		Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 5.85% ETP, Due 3/1/20)	2,500	2,457	2,457
Powerhouse Dynamics, Inc.(2)	Power Management	Term Loan (12.07% cash (Libor + 10.70%; Floor 11.20%), 3.00% ETP, Due 3/1/19)	1,250	1,234	1,234
Luxtera, Inc.	Semiconductors	Term Loan (11.25% cash (Prime + 6.75%), Due 3/28/20)	2,000	1,902	1,902
		Term Loan (11.25% cash (Prime + 6.75%), Due 3/28/20)	1,500	1,443	1,443
Bridge2 Solutions, LLC.(2)	Software	Term Loan (10.62% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,777	4,777
		Term Loan (10.62% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,777	4,777
Digital Signal Corporation(11)(12)	Software	Term Loan (11.62% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,290	1,256	1,210
		Term Loan (11.62% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,290	1,256	1,210
		Term Loan (10.00% cash, Due 12/31/17)	501	501	483
Education Elements, Inc.(2)	Software	Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 1/1/19)	800	789	789
		Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 8/1/19)	950	937	937
Metricly, Inc.	Software	Term Loan (13.62% cash (Libor + 12.25%; Floor 12.50%), 3.33% ETP, Due 9/1/18)	184	184	184
ShopKeep.com, Inc.(2)	Software	Term Loan (11.32% cash (Libor + 9.95%; Floor 10.45%), 4.08% ETP, Due 10/1/20)	6,000	5,897	5,897
		Term Loan (11.32% cash (Libor + 9.95%; Floor 10.45%), 3.55% ETP, Due 2/1/21)	4,000	3,924	3,924

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
December 31, 2017 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
SIGNiX, Inc.	Software	Term Loan (12.37% cash (Libor + 11.00%; Floor 11.50%), 5.33% ETP, Due 2/1/20)	2,180	2,073	1,930
SilkRoad Technology, Inc.(2)	Software	Term Loan (11.72% cash (Libor + 10.35%; Floor 10.85%; Ceiling 12.85%), 5.00% ETP, Due 6/1/20)	7,000	6,904	6,904
Weblinc Corporation(2)	Software	Term Loan (11.62% cash (Libor + 10.25%; Floor 11.25%), 3.00% ETP, Due 3/1/21)	3,000	2,913	2,913
xAd, Inc.(2)	Software	Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,895	4,895
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,895	4,895
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	3,000	2,937	2,937
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	2,000	1,958	1,958
Total Non-Affiliate Debt Investments — Technology				134,142	133,889
Non-Affiliate Debt Investments — Healthcare information and services — 6.3%(8)
HealthEdge Software, Inc.(2)	Software	Term Loan (9.62% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 7/1/22)	5,000	4,819	4,819
		Term Loan (9.68% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 1/1/23)	3,750	3,693	3,693
Total Non-Affiliate Debt Investments — Healthcare information and services				8,512	8,512
Total Non-Affiliate Debt Investments				200,692	200,419
Non-Affiliate Warrant Investments — 6.7%(8)
Non-Affiliate Warrants — Life Science — 1.6%(8)
ACT Biotech Corporation	Biotechnology	604,038 Preferred Stock Warrants		60	—
Alpine Immune Sciences, Inc.(5)	Biotechnology	4,634 Common Stock Warrants		122	—
Argos Therapeutics, Inc.(2)(5)	Biotechnology	73,112 Common Stock Warrants		33	—
Celsion Corporation(5)	Biotechnology	408 Common Stock Warrants		15	—
Rocket Pharmaceuticals Corporation(5)	Biotechnology	7,051 Common Stock Warrants		17	—
Palatin Technologies, Inc.(2)(5)	Biotechnology	608,058 Common Stock Warrants		51	82
Revance Therapeutics, Inc.(5)	Biotechnology	34,113 Common Stock Warrants		68	729
Sample6, Inc.(2)	Biotechnology	661,956 Preferred Stock Warrants		53	25
Strongbridge U.S. Inc.(5)	Biotechnology	160,714 Common Stock Warrants		72	794
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	2,050 Common Stock Warrants		5	—
vTv Therapeutics Inc.(2)(5)	Biotechnology	95,293 Common Stock Warrants		44	82
Titan Pharmaceuticals, Inc.(2)(5)	Drug Delivery	280,612 Common Stock Warrants		88	30
AccuVein Inc.(2)	Medical Device	75,769 Preferred Stock Warrants		24	27
Aerin Medical, Inc.(2)	Medical Device	1,818,182 Preferred Stock Warrants		66	66
Conventus Orthopaedics, Inc.(2)	Medical Device	720,000 Preferred Stock Warrants		95	95
IntegenX, Inc.(2)	Medical Device	170,646 Preferred Stock Warrants		35	32
Lantos Technologies, Inc.(2)	Medical Device	471,979 Common Stock Warrants		39	145
Mederi Therapeutics, Inc.(2)	Medical Device	248,736 Preferred Stock Warrants		26	—
Mitralign, Inc.(2)	Medical Device	64,190 Common Stock Warrants		52	1
NinePoint Medical, Inc.(2)	Medical Device	29,102 Preferred Stock Warrants		33	2
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants		78	—
ReShape Lifesciences Inc.(5)	Medical Device	134 Common Stock Warrants		347	—
Tryton Medical, Inc.(2)	Medical Device	122,362 Preferred Stock Warrants		15	12
VERO Biotech LLC(2)	Medical Device	800,000 Common Stock Warrants		53	53
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants		13	—
Total Non-Affiliate Warrants — Life Science				1,504	2,175

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
December 31, 2017 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
Non-Affiliate Warrants — Technology — 4.6%(8)
Ekahau, Inc.(2)	Communications	978,261 Preferred Stock Warrants		32	22
Intelepeer Holdings, Inc.	Communications	2,256,549 Preferred Stock Warrants		149	110
PebblePost, Inc.(2)	Communications	598,850 Preferred Stock Warrants		92	92
Additech, Inc.(2)	Consumer-related Technologies	150,000 Preferred Stock Warrants		33	31
Gwynnie Bee, Inc.(2)	Consumer-related Technologies	268,591 Preferred Stock Warrants		68	816
Le Tote, Inc.(2)	Consumer-related Technologies	202,974 Preferred Stock Warrants		63	363
Rhapsody International Inc.(2)	Consumer-related Technologies	852,273 Common Stock Warrants		164	—
SavingStar, Inc.(2)	Consumer-related Technologies	850,439 Preferred Stock Warrants		104	103
IgnitionOne, Inc.(2)	Internet and Media	262,910 Preferred Stock Warrants		672	668
Jump Ramp Games, Inc.(2)	Internet and Media	159,766 Preferred Stock Warrants		31	31
Kixeye, Inc.(2)	Internet and Media	791,251 Preferred Stock Warrants		75	74
Rocket Lawyer Incorporated(2)	Internet and Media	261,721 Preferred Stock Warrants		91	91
The NanoSteel Company, Inc.(2)	Materials	379,360 Preferred Stock Warrants		187	448
Nanocomp Technologies, Inc.(2)	Networking	1,440,489 Preferred Stock Warrants		67	—
Powerhouse Dynamics, Inc.(2)	Power Management	290,698 Preferred Stock Warrants		28	26
Avalanche Technology, Inc.(2)	Semiconductors	202,602 Preferred Stock Warrants		101	40
eASIC Corporation(2)	Semiconductors	40,445 Preferred Stock Warrants		25	28
Kaminario, Inc.	Semiconductors	1,087,203 Preferred Stock Warrants		59	44
Luxtera, Inc.(2)	Semiconductors	3,546,553 Preferred Stock Warrants		213	361
Soraa, Inc.(2)	Semiconductors	203,616 Preferred Stock Warrants		80	438
Bolt Solutions Inc.(2)	Software	202,892 Preferred Stock Warrants		113	99
Bridge2 Solutions, Inc.(2)	Software	125,458 Common Stock Warrants		433	760
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants		14	82
Digital Signal Corporation	Software	125,116 Common Stock Warrants		32	—
Education Elements, Inc.(2)	Software	238,121 Preferred Stock Warrants		28	28
Lotame Solutions, Inc.(2)	Software	288,115 Preferred Stock Warrants		22	281
Metricly, Inc.	Software	41,569 Common Stock Warrants		48	—
Riv Data Corp.(2)	Software	321,428 Preferred Stock Warrants		12	38
ShopKeep.com, Inc.(2)	Software	193,962 Preferred Stock Warrants		118	138
SIGNiX, Inc.	Software	133,560 Preferred Stock Warrants		225	109
Skyword, Inc.	Software	301,056 Preferred Stock Warrants		48	32
SpringCM, Inc.(2)	Software	2,385,686 Preferred Stock Warrants		55	132
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants		242	464
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants		19	2
Weblinc Corporation(2)	Software	195,122 Preferred Stock Warrants		42	42
xAd, Inc.(2)	Software	4,343,350 Preferred Stock Warrants		177	177
Total Non-Affiliate Warrants — Technology				3,962	6,170
Non-Affiliate Warrants — Cleantech — 0.1%(8)
Renmatix, Inc.	Alternative Energy	53,022 Preferred Stock Warrants		68	—
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants		100	117
Total Non-Affiliate Warrants — Cleantech				168	117
Non-Affiliate Warrants — Healthcare information and services — 0.4%(8)
LifePrint Group, Inc.(2)	Diagnostics	49,000 Preferred Stock Warrants		29	2
ProterixBio, Inc.(2)	Diagnostics	3,156 Common Stock Warrants		54	—
Singulex, Inc.	Other Healthcare	294,231 Preferred Stock Warrants		44	44
Verity Solutions Group, Inc.	Other Healthcare	300,360 Preferred Stock Warrants		100	62
Watermark Medical, Inc.(2)	Other Healthcare	27,373 Preferred Stock Warrants		74	59
HealthEdge Software, Inc.(2)	Software	110,644 Preferred Stock Warrants		46	46

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
December 31, 2017 – (Continued)
(Dollars in thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
Medsphere Systems Corporation(2)	Software	7,097,792 Preferred Stock Warrants		60	208
Recondo Technology, Inc.(2)	Software	556,796 Preferred Stock Warrants		95	207
Total Non-Affiliate Warrants — Healthcare information and services				502	628
Total Non-Affiliate Warrants				6,136	9,090
Non-Affiliate Other Investments — 5.7%(8)
Espero Pharmaceuticals, Inc.	Biotechnology	Royalty Agreement		5,300	4,700
ZetrOZ, Inc.	Medical Device	Royalty Agreement		305	700
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019		4,226	100
Triple Double Holdings, LLC	Software	License Agreement		2,200	2,200
Total Non-Affiliate Other Investments				12,031	7,700
Non-Affiliate Equity — 1.0%(8)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock		238	1,035
Revance Therapeutics, Inc.(5)	Biotechnology	5,125 Common Stock		73	183
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	13,082 Common Stock		83	49
SnagAJob.com, Inc.	Consumer-related Technologies	82,974 Common Stock		9	83
TruSignal, Inc.	Software	32,637 Common Stock		41	41
Total Non-Affiliate Equity				444	1,391
Total Non-Affiliate Portfolio Investment Assets				$219,303	$218,600
Affiliate Investments — 2.6%(8)
Affiliate Debt Investments — Technology — 2.5%(8)
Decisyon, Inc.	Software	Term Loan (13.678% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 1/1/20)	$1,523	$1,522	$1,449
		Term Loan (13.678% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 1/1/20)	833	771	735
		Term Loan (12.02% PIK, Due 4/15/19)(13)	250	250	238
		Term Loan (12.03% PIK, Due 4/15/19)(13)	250	250	238
		Term Loan (12.24% PIK, Due 4/15/19)(13)	750	750	714
Total Affiliate Debt Investments — Technology				3,543	3,374
Affiliate Warrants — Technology — 0.0%(8)
Decisyon, Inc.	Software	82,967 Common Stock Warrants		46	—
Total Affiliate Warrants — Technology				46	—
Affiliate Equity — Technology — 0.1%(8)
Decisyon, Inc.	Software	45,365,936 Common Stock		185	125
Total Affiliate Equity				185	125
Total Affiliate Portfolio Investment Assets				$3,774	$3,499
Total Portfolio Investment Assets — 164.4%(8)				$223,077	$222,099

(1)	All investments of the Company are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Key Facility.
(3)	All non-affiliate investments are investments in which the Company owns less than 5% ownership of the voting securities of the portfolio company. All affiliate investments are investments in which the Company owns 5% or more of the voting securities of the portfolio company.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
December 31, 2017 – (Continued)
(Dollars in thousands)

(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at fixed rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of December 31, 2017 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Warrants, Equity and Other Investments are non-income producing.
(8)	Value as a percent of net assets.
(9)	The Company did not have any non-qualifying assets under Section 55(a) of the 1940 Act as of December 31, 2017. Under the 1940 Act, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(10)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee the Company may pay its Advisor will be based on income that the Company has not yet received in cash.
(11)	Debt investment is on non-accrual status as of December 31, 2017.
(12)	Digital Signal Corporation, a Delaware corporation (“DSC”), made an assignment for the benefit of its creditors whereby DSC assigned all of its assets to DSC (assignment for the benefit of creditors), LLC, a Delaware limited liability company, established under Delaware law to effectuate the Assignment for the Benefit of Creditors of DSC.
(13)	Debt investment has a PIK feature.
(14)	Except for common stock in publicly traded companies, the fair value of the investment was valued using significant unobservable inputs.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed, non-diversified, closed-end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company generally is not subject to corporate-level federal income tax on the portion of its taxable income (including net capital gains) the Company distributes to its stockholders. The Company primarily makes secured debt investments to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All of the Company’s debt investments consist of loans secured by all of, or a portion of, the applicable debtor company’s tangible and intangible assets.

On October 28, 2010, the Company completed an initial public offering (“IPO”) and its common stock trades on the Nasdaq Global Select Market under the symbol “HRZN”. The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC, a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary upon the completion of the Company’s IPO.

Horizon Credit II LLC (“Credit II”) was formed as a Delaware limited liability company on June 28, 2011, with the Company as its sole equity member. Credit II is a special purpose bankruptcy-remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit II are not available to creditors of the Company or any other entity other than Credit II’s lenders.

The Company has also established an additional wholly owned subsidiary, which is structured as a Delaware limited liability company, to hold the assets of a portfolio company acquired in connection with foreclosure or bankruptcy, which is a separate legal entity from the Company.

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. The Company has entered into an investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (the “Advisor”) under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.

Note 2. Basis of presentation and significant accounting policies

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X (“Regulation S-X”) under the Securities Act of 1933, as amended (the “Securities Act”). In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2017.

Principles of consolidation

As required under GAAP and Regulation S-X, the Company will generally consolidate its investment in a company that is an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries in its consolidated financial statements. The Company does not consolidate its non-controlling interest in HSLFI.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

Use of estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of investments.

Fair value

The Company records all of its investments at fair value in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 6. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

See Note 6 for additional information regarding fair value.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt investments and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Investments

Investments are recorded at fair value. The Company’s board of directors (the “Board”) determines the fair value of the Company’s portfolio investments. The Company has the intent to hold its debt investments for the foreseeable future or until maturity or payoff.

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a debt investment becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the debt investment is placed on non-accrual status and the recognition of interest income may be discontinued. Interest payments received on non-accrual debt investments may be recognized as income, on a cash basis, or applied to principal depending upon management’s judgment at the time the debt investment is placed on non-accrual status. As of June 30, 2018, there were no debt investments on non-accrual status. As of December 31, 2017, there was one investment on non-accrual status with a cost of $3.0 million and a fair value of $2.9 million. For the three and six months ended June 30, 2018 and 2017, the Company did not recognize any interest income from debt investments on non-accrual status.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Debt investment origination fees, net of certain direct origination costs, are deferred and, along with unearned income, are amortized as a level-yield adjustment over the respective term of the debt investment. All other income is recognized when earned. Fees for counterparty debt investment commitments with multiple debt investments are allocated to each debt investment based upon each debt investment’s relative fair value. When a debt investment is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the debt investment is returned to accrual status.

Certain debt investment agreements also require the borrower to make an ETP, that is accrued into interest receivable and taken into income over the life of the debt investment to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay the ETP when due. The proportion of the Company’s total investment income that resulted from the portion of ETPs not received in cash for the three months ended June 30, 2018 and 2017 was 6.6% and 7.5%, respectively. The proportion of the Company’s total investment income that resulted from the portion of ETPs not received in cash for the six months ended June 30, 2018 and 2017 was 7.1% and 7.5%, respectively.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are recorded as unearned income on the grant date. The unearned income is recognized as interest income over the contractual life of the related debt investment in accordance with the Company’s income recognition policy. Subsequent to debt investment origination, the fair value of the warrants is determined using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized appreciation or depreciation on investments. Gains and losses from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains and losses on investments.

Distributions from HSLFI are evaluated at the time of distribution to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from HSLFI as dividend income unless there are sufficient accumulated tax-basis earnings and profit in HSLFI prior to distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the period June 1, 2018 (the commencement of HSLFI’s operations) through June 30, 2018, there were no distributions from HSLFI.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. The Company measures realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of the Company’s portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Debt issuance costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lenders and issuing debt securities. The unamortized balance of debt issuance costs as of June 30, 2018 and December 31, 2017 was $2.4 million and $2.1 million, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the life of the borrowings. The accumulated amortization balances as of June 30, 2018 and December 31, 2017 were

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

$2.1 million and $1.8 million, respectively. The amortization expense for the three months ended June 30, 2018 and 2017 was $0.1 million. The amortization expense for the six months ended June 30, 2018 and 2017 was $0.3 million.

Income taxes

As a BDC, the Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC and to avoid the imposition of corporate-level income tax on the portion of its taxable income distributed to stockholders, among other things, the Company is required to meet certain source of income and asset diversification requirements and to timely distribute dividends out of assets legally available for distribution to its stockholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which generally relieves the Company from corporate-level U.S. federal income taxes. Accordingly, no provision for federal income tax has been recorded in the financial statements. Differences between taxable income and net increase in net assets resulting from operations either can be temporary, meaning they will reverse in the future, or permanent. In accordance with Topic 946, Financial Services —  Investment Companies, of the Financial Accounting Standards Board’s (“FASB’s”), Accounting Standards Codification, as amended (“ASC”), permanent tax differences, such as non-deductible excise taxes paid, are reclassified from distributions in excess of net investment income and net realized loss on investments to paid-in-capital at the end of each fiscal year. These permanent book-to-tax differences are reclassified on the consolidated statements of changes in net assets to reflect their tax character but have no impact on total net assets. For the year ended December 31, 2017, the Company reclassified $0.03 million to paid-in capital from distributions in excess of net investment income, which related to excise taxes payable.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and incur a 4% U.S. federal excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and six months ended June 30, 2018 and 2017, there was no U.S. federal excise tax recorded.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority in accordance with ASC Topic 740, Income Taxes, as modified by ASC Topic 946. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. The Company had no material uncertain tax positions at June 30, 2018 and December 31, 2017. The Company’s income tax returns for the 2016, 2015 and 2014 tax years remain subject to examination by U.S. federal and state tax authorities.

Distributions

Distributions to common stockholders are recorded on the declaration date. The amount to be paid out as distributions is determined by the Board. Net realized capital gains, if any, may be distributed, although the Company may decide to retain such net realized gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of cash distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board declares a cash distribution, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of the Company’s common

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

stock, rather than receiving the cash distribution. The Company may use newly issued shares to implement the plan or the Company may purchase shares in the open market to fulfill its obligations under the plan.

Stock Repurchase Program

On April 27, 2018, the Board extended a previously authorized stock repurchase program which allows the Company to repurchase up to $5.0 million of its common stock at prices below the Company’s net asset value per share as reported in its most recent consolidated financial statements. Under the repurchase program, the Company may, but is not obligated to, repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions from time to time. Any repurchases by the Company will comply with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any applicable requirements of the 1940 Act. Unless extended by the Board, the repurchase program will terminate on the earlier of June 30, 2019 or the repurchase of $5.0 million of the Company’s common stock. During the three and six months ended June 30, 2018 and 2017, the Company did not make any repurchases of its common stock. From the inception of the stock repurchase program through June 30, 2018, the Company repurchased 167,465 shares of its common stock at an average price of $11.22 on the open market at a total cost of $1.9 million.

Transfers of financial assets

Assets related to transactions that do not meet the requirements under ASC Topic 860, Transfers and Servicing for sale treatment under GAAP are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by special purpose entities that are consolidated in the Company’s financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or any other affiliate of the Company).

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Recently adopted accounting pronouncement

In April 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which amends existing revenue recognition guidance to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual and interim periods beginning after December 15, 2017. As required, the Company adopted ASU 2014-09 effective January 1, 2018, and such adoption did not have an impact on the Company’s consolidated financial statements and disclosures.

Note 3. Related party transactions

Investment Management Agreement

The Investment Management Agreement was reapproved by the Board on July 27, 2018. Under the terms of the Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the Company

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

makes (including performing due diligence on the Company’s prospective portfolio companies); and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Advisor is a registered investment adviser with the U.S. Securities and Exchange Commission. The Advisor receives fees for providing services to the Company under the Investment Management Agreement, consisting of two components, a base management fee and an incentive fee.

The base management fee under the Investment Management Agreement is calculated at an annual rate of 2.00% of (i) the Company’s gross assets, less (ii) assets consisting of cash and cash equivalents, and is payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage.

The base management fee payable at June 30, 2018 and December 31, 2017 was $0.4 million. The base management fee expense was $1.1 million and $0.9 million for the three months ended June 30, 2018 and 2017, respectively. The base management fee expense was $2.2 million and $1.9 million for the six months ended June 30, 2018 and 2017, respectively.

The incentive fee has two parts, as follows:

The first part, which is subject to the Incentive Fee Cap and Deferral Mechanism, as defined below, is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. The incentive fee with respect to the Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a hurdle rate of 1.75% (which is 7.00% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% quarterly (which is 8.75% annualized). The effect of this “catch-up” provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee up to the Incentive Fee Cap, defined below, even if the Company has incurred a loss in that quarter due to realized and

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

Commencing with the calendar quarter beginning July 1, 2014, the incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income (the “Incentive Fee Look-back Period”) commenced on July 1, 2014 and increased by one quarter in length at the end of each calendar quarter until June 30, 2017, after which time, the Incentive Fee Look-back Period includes the relevant calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees (collectively, the “Incentive Fee Cap and Deferral Mechanism”). The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. The Company only pays incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Management Agreement, as of the termination date), and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee. However, in accordance with GAAP, the Company is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement.

On March 6, 2018, the Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees will not be subject to recoupment. During the three and six months ended June 30, 2018, the Advisor waived performance based incentive fees of $0.2 million which the Advisor would have otherwise earned.

The performance based incentive fee expense was $0.8 million and $0.4 million for the three months ended June 30, 2018 and 2017, respectively. The incentive fee on Pre-Incentive Fee Net Investment Income was subject to the Incentive Fee Cap and Deferral Mechanism for the three months ended June 30, 2017, which resulted in $0.2 million of reduced expense and additional net investment income. The performance

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

based incentive fee expense was $1.4 million and $0.8 million for the six months ended June 30, 2018 and 2017, respectively. The incentive fee on Pre-Incentive Fee Net Investment Income was subject to the Incentive Fee Cap and Deferral Mechanism for the six months ended June 30, 2018 and 2017, which resulted in $0.2 million and $0.6 million of reduced expense and additional net investment income, respectively. The performance based incentive fee payable as of June 30, 2018 and December 31, 2017 was $0.8 million and $0.5 million, respectively. The entire incentive fee payable as of June 30, 2018 and December 31, 2017 represented part one of the incentive fee.

Administration Agreement

The Company entered into an administration agreement (the “Administration Agreement”) with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. The administrative fee expense was $0.2 million for the three months ended June 30, 2018 and 2017. The administrative fee expense was $0.4 million for the six months ended June 30, 2018 and 2017.

Note 4. Investments

The following table shows the Company’s investments as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Investments
Debt	$204,062	$203,459	$204,235	$203,793
Warrants	6,439	9,070	6,182	9,090
Other	11,895	7,700	12,031	7,700
Equity	1,645	2,169	629	1,516
Equity interest in HSLFI	4,069	4,069	—	—
Total investments	$228,110	$226,467	$223,077	$222,099

The following table shows the Company’s investments by industry sector as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Life Science
Biotechnology	$31,798	$32,448	$21,249	$22,694
Drug Delivery	1,568	1,495	6,918	6,860
Medical Device	34,141	34,237	37,374	37,306
Technology
Communications	23,890	23,852	19,823	19,773
Consumer-Related	4,063	4,929	11,359	12,314
Data Storage	4,190	100	4,226	100
Internet and Media	39,359	39,341	39,768	39,763

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments  – (continued)

	June 30, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Materials	8,728	9,064	9,511	9,772
Networking	—	—	66	—
Power Management	885	875	1,262	1,260
Semiconductors	3,857	4,356	3,823	4,256
Software	53,663	53,727	58,516	58,744
Cleantech
Alternative Energy	68	—	68	—
Energy Efficiency	100	112	100	117
Healthcare Information and Services
Diagnostics	83	2	83	2
Other	218	172	218	165
Software	17,430	17,688	8,713	8,973
Investment funds
HSLFI	4,069	4,069	—	—
Total investments	$228,110	$226,467	$223,077	$222,099

Horizon Secured Loan Fund I LLC

On June, 1 2018, the Company and Arena formed a joint venture, HSLFI, to make investments, either directly or indirectly through subsidiaries, primarily in secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. HSLFI was formed as a Delaware limited liability company and is not consolidated by either the Company or Arena for financial reporting purposes. Investments held by HSLFI are measured at fair value using the same valuation methodology as described in Note 6. As of June 30, 2018, HSLFI had total assets of $9.6 million. As of June 30, 2018, HSLFI had no investments on non-accrual status. As of June 30, 2018, HSLFI’s portfolio consisted of debt investments in one portfolio company. HSLFI invests in portfolio companies in the same industries in which the Company may directly invest.

The Company provides capital (in the form of cash or securities in portfolio companies) to HSLFI in exchange for limited liability company equity interests in HSLFI. As of June 30, 2018, the Company and Arena each owned 50.0% of the equity interests of HSLFI. The Company’s investment in HSLFI consisted of an equity contribution of $4.0 million as of June 30, 2018. As of June 30, 2018, the Company had commitments to fund equity interests in HSLFI of $25.0 million, of which $21.0 million was unfunded.

The Company and Arena each appointed two members to HSLFI’s four-person board of managers. All material decisions with respect to HSLFI, including those involving its investment portfolio, require unanimous approval of a quorum of the board of managers. Quorum is defined as (i) the presence of two members of the board of managers; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of managers, provided that the individual that was elected, designated or appointed by the member with only one individual present will be entitled to cast two votes on each matter; or (iii) the presence of all four members of the board of managers.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments  – (continued)

Horizon Funding I, LLC (“HFI”) was formed as a Delaware limited liability company on May 9, 2018, with HSLFI as its sole equity member. HFI is a special purpose bankruptcy-remote entity and is a separate legal entity from HSLFI. Any assets conveyed to HFI are not available to creditors of HSLFI or any other entity other than HFI’s lenders.

In addition, on June 1, 2018, HSLFI entered into a sale and servicing agreement with HFI, as Issuer, and the Company, as Servicer, pursuant to which HSLFI will sell or contribute to HFI certain secured loans made to certain portfolio companies. HFI entered into a Note Funding Agreement with several entities owned or affiliated with New York Life Insurance Company (“Noteholders”) for an aggregate purchase price of up to $100.0 million, with an accordion feature of up to $200.0 million at the mutual discretion and agreement of HSLFI and the Noteholders. The Note Funding Agreement has an investment period that ends on June 1, 2020, if not extended, followed by a five year amortization period and a scheduled final payment date of June 10, 2025, subject to any extension of the investment period. The interest rate is based on the three year USD mid-market swap rate plus a margin of between 2.75% and 3.25% depending on the rating of the notes at the time the amount is borrowed. There were no advances made by the Noteholders as of June 30, 2018.

The following table shows HSLFI’s individual investments as of June 30, 2018:

Portfolio Company(1)	Sector	Type of Investment(2)(3)(4)	Principal Amount	Cost of Investments(5)	Fair Value(6)
				(In thousands)
Debt Investments — Technology
New Signature US, Inc.(7)	Software	Term Loan (10.59% cash (Libor + 8.50%; Floor 10.50%), 3.50% ETP, Due 7/1/21)	$8,250	$8,080	$8,080
Total Debt Investments — Technology				8,080	8,080
Warrant Investments — Technology
BSI Platform Holdings, LLC(7)	Software	412,500 Preferred Stock Warrants		57	57
Total Warrant Investments — Technology				57	57
Total Portfolio Investment Assets				$8,137	$8,137

(1)	All investments of HSLFI are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to HSLFI’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at variable rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of June 30, 2018 is provided.
(3)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid.
(4)	Warrants are non-income producing.
(5)	For debt investments, represents principal balance less unearned income.
(6)	The fair value of the investment was valued using significant unobservable inputs.
(7)	New Signature US, Inc. is a subsidiary of BSI Platform Holdings, LLC.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments  – (continued)

The following table provides HSLFI’s unfunded commitments by portfolio company as of June 30, 2018:

	June 30, 2018
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
New Signature US, Inc.	$3,000	$30
Total	$3,000	$30

The following tables show certain summarized financial information for HSLFI as of June 30, 2018 and for the period June 1, 2018 through June 30, 2018:

June 30, 2018
(In thousands)
Selected Statement of Assets and Liabilities Information
Total investments at fair value (cost of $8,137)	$8,137
Cash and cash equivalents	56
Other assets	1,388
Total assets	$9,581
Other liabilities	$1,511
Total liabilities	1,511
Members’ equity	8,070
Total liabilities and members’ equity	$9,581

For the period June 1, 2018 through June 30, 2018
(In thousands)
Selected Statement of Operations Information
Interest income on investments	$5
Total expenses	$22
Net decrease in net assets resulting from operations	$(17)

Note 5. Transactions with affiliated companies

A non-controlled affiliated company is generally a portfolio company in which the Company owns 5% or more of such portfolio company’s voting securities. Transactions related to investments in non-controlled affiliated companies for the six months ended June 30, 2018 were as follows:

			Six months ended June 30, 2018
Portfolio Company	Fair value at December 31, 2017	Purchases	Sales	Transfers in/(out) at fair value	Discount accretion	Net unrealized gain/(loss)	Fair value at June 30, 2018	Net realized gain/(loss)	Interest income
	(In thousands)
Decisyon, Inc.	$3,499	$300	$—	$—	$13	$(80)	$3,732	$—	$324
StereoVision, Inc.	—	3,589	—	—	—	(25)	3,564	—	12
Total Non-controlled Affiliates	$3,499	$3,889	$—	$—	$13	$(105)	$7,296	$—	$336

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Transactions with affiliated companies  – (continued)

Transactions related to investments in affiliated companies for the year ended December 31, 2017 were as follows:

			Year ended December 31, 2017
Portfolio Company	Fair value at December 31, 2016	Purchases	Sales	Transfers in at fair value	Discount accretion	Net unrealized loss	Fair value at December 31, 2017	Net realized gain (loss)	Interest income
	(In thousands)
Decisyon, Inc.(1)	$—	$750	$—	$2,754	$16	$(21)	$3,499	$—	$225
Total Non-controlled Affiliates	$—	$750	$—	$2,754	$16	$(21)	$3,499	$—	$225

(1)	During the year ended December 31, 2017, the Company’s ownership in the portfolio company increased to five percent of the portfolio company’s voting securities.

A controlled affiliated company is generally a portfolio company in which the Company owns more than 25% of such portfolio company’s voting securities or has the power to exercise control over management or polices of such portfolio company (including through a management agreement). Transactions related to investments in controlled affiliated companies for the six months ended June 30, 2018 were as follows:

			Six months ended June 30, 2018
Portfolio Company	Fair value at December 31, 2017	Purchases	Sales	Transfers in/(out) at fair value	Discount accretion	Net unrealized gain/(loss)	Fair value at June 30, 2018	Net realized gain/(loss)	Interest income
	(In thousands)
HSLFI(1)	$—	$4,069	$—	$—	$—	$—	$4,069	$—	$—
Total Controlled Affiliates	$—	$4,069	$—	$—	$—	$—	$4,069	$—	$—

(1)	The Company and Arena are the members of HSLFI, a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members make investments in HSLFI in the form of LLC equity interests as HSLFI makes investments, and all portfolio and other material decisions regarding HSLFI must be submitted to HSLFI’s board of managers which is comprised of an equal number of managers appointed by each of the Company and Arena. Because management of HSLFI is shared equally between the Company and Arena, the Company does not believe it controls HSLFI for purposes of the 1940 Act or otherwise.

There were no transactions related to investments in controlled affiliated companies for the year ended December 31, 2017.

Note 6. Fair value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms which are engaged at the direction of the Board to assist in the valuation of each portfolio investment lacking a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with at least 25% (based on fair value) of the Company’s valuation of portfolio companies lacking readily available market quotations subject to review by an independent valuation firm.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by the Board, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded such portfolio investment.

Cash and interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis and are categorized as Level 1 within the fair value hierarchy described above.

Debt investments:  The fair value of debt investments is estimated by discounting the expected future cash flows using the period end rates at which similar debt investments would be made to borrowers with similar credit ratings and for the same remaining maturities. At June 30, 2018 and December 31, 2017, the hypothetical market yields used ranged from 10% to 25%. Significant increases (decreases) in this unobservable input would result in a significantly lower (higher) fair value measurement. These assets are recorded at fair value on a recurring basis and are categorized as Level 3 within the fair value hierarchy described above.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

Under certain circumstances, the Company may use an alternative technique to value debt investments that better reflects its fair value such as the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability.

Warrant investments:  The Company values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement.
•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on indices of publicly traded companies similar in nature to the underlying company issuing the warrant. A total of seven such indices are used. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement.
•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.
•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment.
•	Historical portfolio experience on cancellations and exercises of the Company’s warrants are utilized as the basis for determining the estimated time to exit of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input would result in significantly higher (lower) fair value measurement.

Under certain circumstances the Company may use an alternative technique to value warrants that better reflects the warrants’ fair value, such as an expected settlement of a warrant in the near term or a model that incorporates a put feature associated with the warrant. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described above. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Equity investments:  The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement. The Company has categorized these equity investments as Level 3 within the fair value hierarchy described above. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

of measurement. Therefore, the Company has categorized these equity investments as Level 1 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Other investments:  Other investments are valued based on the facts and circumstances of the underlying contractual agreement. The Company currently values these contractual agreements using a multiple probability weighted cash flow model as the contractual future cash flows contain elements of variability. Significant changes in the estimated cash flows and probability weightings would result in a significantly higher or lower fair value measurement. The Company has categorized these other investments as Level 3 within the fair value hierarchy described above. These other investments are recorded at fair value on a recurring basis.

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements of its investments as of June 30, 2018 and December 31, 2017. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining its fair value measurements.

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of June 30, 2018:

June 30, 2018
Investment Type	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average
(Dollars in thousands, except per share data)
Debt investments	$203,459	Discounted Expected Future Cash Flows	Hypothetical Market Yield	10% – 25%	13%
Warrant investments	7,729	Black-Scholes Valuation Model	Price Per Share Average Industry Volatility	$0.00 – $500.00 20%	$7.19 20%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 5 years	3 years
Other investments	7,700	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	18% – 25% 0% – 100%	19% 36%
Equity investments	1,215	Last Equity Financing	Price Per Share	$0.00 – $2.24	$0.79
Total Level 3 investments	$220,103

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of December 31, 2017:

December 31, 2017
Investment Type	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average
(Dollars in thousands, except per share data)
Debt investments	$200,893	Discounted Expected Future Cash Flows	Hypothetical Market Yield	10% – 25%	13%
	2,900	Liquidation Scenario	Discount Rate Marketability Discount Uncertainty Discount	18% 20% 20%	18% 20% 20%
Warrant investments	7,371	Black-Scholes Valuation Model	Price Per Share Average Industry Volatility	$0.00 – $22.38 20%	$3.69 20%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 5 years	3 years
	2	Expected Proceeds	Price Per Share	$0.001	$0.001
Other investments	7,700	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	18% – 25% 0% – 100%	19% 36%
Equity investments	249	Last Equity Financing	Price Per Share	$0.00 – $1.26	$0.54
Total Level 3 investments	$219,115

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

Borrowings:  The carrying amount of borrowings under the Company’s revolving credit facility (the “Key Facility”) with KeyBank National Association (“Key”) approximates fair value due to the variable interest rate of the Key Facility and is categorized as Level 2 within the fair value hierarchy described above. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. The fair value of the fixed-rate 2022 Notes (as defined in Note 7) is based on the closing public share price on the date of measurement. On June 30, 2018, the closing price of the 2022 Notes on the New York Stock Exchange was $25.45 per note, or $38.0 million. Therefore, the Company has categorized this borrowing as Level 1 within the fair value hierarchy described above.

Off-balance-sheet instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Therefore, the Company has categorized these instruments as Level 3 within the fair value hierarchy described above.

The following tables detail the assets that are carried at fair value and measured at fair value on a recurring basis as of June 30, 2018 and December 31, 2017 and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	June 30, 2018
	Level 1	Level 2	Level 3	Total
	(In thousands)
Debt investments	$—	$—	$203,459	$203,459
Warrant investments	—	1,341	7,729	9,070
Other investments	—	—	7,700	7,700
Equity investments	954	—	1,215	2,169
Equity interest in HSLFI(1)	—	—	—	4,069
Total investments	$954	$1,341	$220,103	$226,467

(1)	The fair value of Company’s equity interest in HSLFI is determined using the net asset value of the Company’s ownership interest in member’s capital.

	December 31, 2017
	Level 1	Level 2	Level 3	Total
	(In thousands)
Debt investments	$—	$—	$203,793	$203,793
Warrant investments	—	1,717	7,373	9,090
Other investments	—	—	7,700	7,700
Equity investments	1,267	—	249	1,516
Total investments	$1,267	$1,717	$219,115	$222,099

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the three months ended June 30, 2018:

	Three Months Ended June 30, 2018
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$192,970	$7,458	$990	$7,700	$209,118
Purchase of investments	29,484	—	—	—	29,484
Warrants and equity received and classified as Level 3	—	172	225	—	397
Principal payments received on investments	(18,714)	—	—	(48)	(18,762)
Proceeds from sale of investments	(346)	(5)	—	—	(351)
Net realized loss on investments	—	(153)	—	—	(153)
Unrealized appreciation included in earnings	110	257	—	48	415
Other	(45)	—	—	—	(45)
Level 3 assets, end of period	$203,459	$7,729	$1,215	$7,700	$220,103

The Company’s transfers between levels are recognized at the end of each reporting period. During the three months ended June 30 2018, there were no transfers between levels.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the three months ended June 30, 2017:

	Three Months Ended June 30, 2017
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$166,066	$6,250	$268	$5,900	$178,484
Purchase of investments	22,074	—	—	—	22,074
Warrants and equity received and classified as Level 3	—	211	—	—	211
Principal payments received on investments	(20,693)	—	—	(56)	(20,749)
Proceeds from sale of investments	—	(323)	—	—	(323)
Net realized (loss) gain on investments	(140)	277	—	—	137
Unrealized (depreciation) appreciation included in earnings	(2,229)	(308)	(60)	56	(2,541)
Other	(183)	—	—	—	(183)
Level 3 assets, end of period	$164,895	$6,107	$208	$5,900	$177,110

The Company’s transfers between levels are recognized at the end of each reporting period. During the three months ended June 30, 2017, there were no transfers between levels.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the six months ended June 30, 2018:

	Six Months Ended June 30, 2018
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$203,793	$7,373	$249	$7,700	$219,115
Purchase of investments	38,046	—	—	—	38,046
Warrants and equity received and classified as Level 3	—	412	1,016	—	1,428
Principal payments received on investments	(34,166)	—	—	(136)	(34,302)
Proceeds from sale of investments	(3,061)	(5)	—	—	(3,066)
Net realized loss on investments	(15)	(287)	—	—	(302)
Unrealized (depreciation) appreciation included in earnings	(160)	236	(50)	136	162
Other	(978)	—	—	—	(978)
Level 3 assets, end of period	$203,459	$7,729	$1,215	$7,700	$220,103

The Company’s transfers between levels are recognized at the end of each reporting period. During the six months ended June 30 2018, there were no transfers between levels.

The change in unrealized depreciation included in the consolidated statement of operations attributable to Level 3 investments still held at June 30, 2018 includes $0.2 million in unrealized depreciation on debt and other investments, $0.02 million in unrealized depreciation on warrant investments and $0.05 million in unrealized depreciation on equity investments.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the six months ended June 30, 2017:

	Six Months Ended June 30, 2017
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$186,186	$5,857	$268	$600	$192,911
Purchase of investments	47,990	—	—	—	47,990
Warrants and equity received and classified as Level 3	—	1,067	—	—	1,067
Principal payments received on investments	(60,183)	—	—	(77)	(60,260)
Proceeds from sale of investments	—	(1,538)	—	—	(1,538)
Net realized (loss) gain on investments	(11,159)	1,057	—	—	(10,102)
Unrealized appreciation (depreciation) included in earnings	8,185	(336)	(60)	77	7,866
Transfer from debt investments to other investments	(5,300)	—	—	5,300	—
Other	(824)	—	—	—	(824)
Level 3 assets, end of period	$164,895	$6,107	$208	$5,900	$177,110

The Company’s transfers between levels are recognized at the end of each reporting period. During the six months ended June 30, 2017, there were no transfers between levels.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at June 30, 2017 includes $2.6 million in unrealized depreciation on debt and other investments, $0.4 million in unrealized depreciation on warrant investments and $0.01 million in unrealized appreciation on equity investments.

The Company discloses fair value information about financial instruments, whether or not recognized in the consolidated statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts have been measured as of the reporting date and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported.

As of June 30, 2018 and December 31, 2017, the recorded balances equaled fair values of all the Company’s financial instruments, except for the Company’s 2022 Notes, as previously described.

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change, and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new debt investments and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 7. Borrowings

The following table shows the Company’s borrowings as of June 30, 2018 and December 31, 2017:

	June 30, 2018			December 31, 2017
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Key Facility	$100,000	$68,000	$32,000	$95,000	$58,000	$37,000
2022 Notes	37,375	37,375	—	37,375	37,375	—
Total before debt issuance costs	137,375	105,375	32,000	132,375	95,375	37,000
Unamortized debt issuance costs attributable to term borrowings	—	(1,161)	—	—	(1,300)	—
Total borrowings outstanding, net	$137,375	$104,214	$32,000	$132,375	$94,075	$37,000

Currently, with certain limited exceptions, as a BDC, the Company is only allowed to borrow amounts such that the Company’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowings. As of June 30, 2018, the Company’s asset coverage for borrowed amounts was 227%.

On March 23, 2018, President Trump signed into law the Small Business Credit Availability Act as part of an omnibus spending bill, which, among other things, amends the 1940 Act to reduce the minimum required asset coverage applicable to BDCs under the 1940 Act from 200% to 150% if certain approval and disclosure requirements are met. Before such reduced asset coverage requirement can apply to the Company, such reduced asset coverage requirement must be approved by either (a) a “required majority” (as defined in

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings  – (continued)

Section 57(o) of the 1940 Act) of the Board, in which case such reduced asset coverage requirement would take effect on the first anniversary of the date of such Board approval, or (b) a majority of votes cast by the stockholders of the Company at a special or annual meeting at which a quorum is present, in which case such reduced asset coverage requirement shall take effect on the day after such approval. On June 7, 2018, a “required majority” of the Board approved the reduced asset coverage requirements and separately recommended that the Company’s stockholders approve the reduced asset coverage requirements at a special meeting of the Company’s stockholders. As a result, subject to certain disclosure requirements, the asset coverage requirements applicable to senior securities are expected to decrease from 200% to 150% effective June 7, 2019, unless earlier approved by a majority of votes cast at the special meeting. In that case, the modified asset coverage requirements would be effective with respect to the Company on the day immediately following such stockholder approval.

The Company entered into the Key Facility with Key effective November 4, 2013. The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the $100 million commitment. The Key Facility is collateralized by all debt investments and warrants held by Credit II and permits an advance rate of up to 50% of eligible debt investments held by Credit II. The Key Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the debt investments securing the Key Facility to certain criteria for qualified debt investments and includes portfolio company concentration limits as defined in the related loan agreement. The Key Facility has a revolving period that extends to April 6, 2021, followed by a two-year amortization period and is scheduled to mature on April 6, 2023. The interest rate is based upon the one-month LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. The LIBOR rate was 2.09% and 1.56% on June 30, 2018 and December 31, 2017, respectively. The average interest rate for the three months ended June 30, 2018 and 2017 was 5.18% and 4.26%, respectively. The average interest rate for the six months ended June 30, 2018 and 2017 was 5.01% and 4.14%, respectively. The Key Facility requires the payment of an unused line fee in an amount equal to 0.50% of any unborrowed amount available under the facility annually. As of June 30, 2018 and December 31, 2017, the Company had borrowing capacity under the Key Facility of $32.0 million and $37.0 million, respectively. At June 30, 2018 and December 31, 2017, $20.6 million and $23.6 million, respectively, was available, subject to existing terms and advance rates.

On March 23, 2012, the Company issued and sold an aggregate principal amount of $30.0 million of 7.375% senior unsecured notes due in 2019 and on April 18, 2012, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $3.0 million of such notes (collectively, the “2019 Notes”). The 2019 Notes had a stated maturity of March 15, 2019 and were redeemable in whole or in part at the Company’s option at any time or from time to time at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bore interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes were the Company’s direct unsecured obligations and (i) ranked equally in right of payment with the Company’s future unsecured indebtedness; (ii) were senior in right of payment to any of the Company’s future indebtedness that expressly provided it was subordinated to the 2019 Notes; (iii) were effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that was initially unsecured to which the Company subsequently granted security), to the extent of the value of the assets securing such indebtedness, and (iv) were structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. On October 30, 2017 (the “Redemption Date”), the Company redeemed all of the issued and outstanding 2019 Notes in an aggregate principal amount of $33.0 million and paid accrued interest of $0.3 million. The Company accelerated $0.2 million of unamortized debt issuance costs related to the 2019 Notes. The 2019 Notes were delisted effective on the Redemption Date.

On September 29, 2017, the Company issued and sold an aggregate principal amount of $32.5 million of 6.25% notes due in 2022 and on October 11, 2017, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $4.9 million of such notes (collectively, the “2022 Notes”).

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings  – (continued)

The 2022 Notes have a stated maturity of September 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 15, 2019 at a redemption price of $25 per security plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2022 Notes are the Company’s direct unsecured obligations and (i) rank equally in right of payment with the Company’s current and future unsecured indebtedness; (ii) are senior in right of payment to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) are effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, and (iv) are structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. As of June 30, 2018, the Company was in material compliance with the terms of the 2022 Notes. The 2022 Notes are listed on the New York Stock Exchange under the symbol “HTFA”.

Note 8. Financial instruments with off-balance-sheet risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $20.2 million and $33.3 million as of June 30, 2018 and December 31, 2017, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. These commitments are often subject to financial or non-financial milestones and other conditions to borrow that must be achieved before the commitment can be drawn. In addition, the commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

The following table provides the Company’s unfunded commitments by portfolio company as of June 30, 2018:

	June 30, 2018
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
Aerin Medical, Inc.	$5,000	$63
Catasys, Inc.	2,500	25
Decisyon, Inc.	200	—
HealthEdge Software, Inc.	7,500	75
Intelepeer Holdings, Inc.	3,000	40
New Signature US, Inc.	1,000	10
StereoVision Imaging, Inc.	1,000	—
Total	$20,200	$213

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 8. Financial instruments with off-balance-sheet risk  – (continued)

The table above also provides the fair value of the Company’s unfunded commitment liability as of June 30, 2018, which totaled $0.2 million. The fair value at inception of the delay draw credit agreements is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments and is included in the Company’s consolidated statement of assets and liabilities.

Note 9. Concentrations of credit risk

The Company’s debt investments consist primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The Company’s largest debt investments may vary from period to period as new debt investments are recorded and existing debt investments are repaid. The Company’s five largest debt investments, at cost, represented 30% and 29% of total debt investments outstanding as of June 30, 2018 and December 31, 2017, respectively. No single debt investment represented more than 10% of the total debt investments as of June 30, 2018 and December 31, 2017. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments accounted for 32% and 28% of total interest and fee income on investments for the three months ended June 30, 2018 and 2017, respectively. Interest income from the five largest debt investments accounted for 31% and 21% of total interest and fee income on investments for the six months ended June 30, 2018 and 2017, respectively.

Note 10. Distributions

The Company’s distributions are recorded on the declaration date. The following table summarizes the Company’s distribution activity for the six months ended June 30, 2018 and for the years ended December 31, 2017 and 2016:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
			(In thousands, except share and per share data)
Six Months Ended June 30, 2018
4/27/18	8/17/18	9/14/18	$0.10	$—	—	$—
4/27/18	7/19/18	8/15/18	0.10	—	—	—
4/27/18	6/19/18	7/17/18	0.10	1,140	1,221	13
3/1/18	5/17/18	6/15/18	0.10	1,140	1,271	13
3/1/18	4/19/18	5/15/18	0.10	1,140	1,287	13
3/1/18	3/19/18	4/17/18	0.10	1,139	1,255	13
			$0.60	$4,559	5,034	$52

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 10. Distributions  – (continued)

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
	(In thousands, except share and per share data)
Year Ended December 31, 2017
10/27/17	2/21/18	3/15/18	$0.10	$1,138	1,241	$14
10/27/17	1/22/18	2/15/18	0.10	1,139	1,185	13
10/27/17	12/20/17	1/17/18	0.10	1,139	1,119	13
7/28/17	11/20/17	12/15/17	0.10	1,139	1,227	13
7/28/17	10/19/17	11/15/17	0.10	1,139	1,195	13
7/28/17	9/20/17	10/16/17	0.10	1,138	1,205	14
4/27/17	8/18/17	9/15/17	0.10	1,140	1,199	13
4/27/17	7/20/17	8/15/17	0.10	1,140	1,159	12
4/27/17	6/20/17	7/14/17	0.10	1,138	1,164	13
3/3/17	5/19/17	6/15/17	0.10	1,137	1,202	14
3/3/17	4/21/17	5/16/17	0.10	1,137	1,287	15
3/3/17	3/20/17	4/18/17	0.10	1,134	1,510	18
			$1.20	$13,658	14,693	$165
Year Ended December 31, 2016
10/28/16	2/22/17	3/15/17	$0.10	$1,134	1,665	$16
10/28/16	1/19/17	2/15/17	0.10	1,133	1,542	17
10/28/16	12/20/16	1/13/17	0.10	1,137	1,550	16
7/29/16	11/18/16	12/15/16	0.115	1,308	1,712	19
7/29/16	10/20/16	11/15/16	0.115	1,308	1,896	21
7/29/16	9/20/16	10/17/16	0.115	1,305	1,716	22
4/28/16	8/19/16	9/15/16	0.115	1,307	1,535	21
4/28/16	7/20/16	8/15/16	0.115	1,302	1,842	25
4/28/16	6/20/16	7/15/16	0.115	1,305	1,734	23
3/3/16	5/19/16	6/15/16	0.115	1,305	1,898	23
3/3/16	4/20/16	5/16/16	0.115	1,283	3,821	44
3/3/16	3/18/16	4/15/16	0.115	1,306	1,840	21
			$1.335	$15,133	22,751	$268

On July 27, 2018, the Board declared monthly distributions per share, payable as set forth in the following table:

Ex-Dividend Date	Record Date	Payment Date	Distributions Declared
November 16, 2018	November 19, 2018	December 14, 2018	$0.10
October 17, 2018	October 18, 2018	November 15, 2018	$0.10
September 17, 2018	September 18, 2018	October 16, 2018	$0.10

After paying distributions of $0.30 per share and earning $0.29 per share for the quarter, the Company’s undistributed spillover income as of June 30, 2018 was $0.05 per share. Spillover income includes any ordinary income and net capital gains from the preceding tax years that were not distributed during such tax years.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 11. Financial highlights

The following table shows financial highlights for the Company:

	Six Months Ended June 30,
	2018		2017
	(In thousands, except share and per share data)
Per share data:
Net asset value at beginning of period	$11.72		$12.09
Net investment income	0.56		0.53
Realized loss on investments	(0.03)		(0.93)
Unrealized (depreciation) appreciation on investments	(0.05)		0.78
Net increase in net assets resulting from operations	0.48		0.38
Distributions declared(1)	(0.60)		(0.60)
From net investment income	(0.60)		(0.60)
From net realized gain on investments	—		—
Return of capital	—		—
Net asset value at end of period	$11.60		$11.87
Per share market value, beginning of period	$11.22		$10.53
Per share market value, end of period	$10.08		$11.33
Total return based on a market value(2)	(4.8)%		10.4%
Shares outstanding at end of period	11,527,764		11,519,180
Ratios, net of waiver, to average net assets:
Expenses without incentive fees	9.9	%(3)	8.5	%(3)
Incentive fees	2.0	%(3)	1.2	%(3)
Net expenses	11.9	%(3)	9.7	%(3)
Net investment income with incentive fees	9.7	%(3)	8.8	%(3)
Ratios, without waiver, to average net assets:
Expenses without incentive fees(4)	9.9	%(3)	8.5	%(3)
Incentive fees(4)	2.3	%(3)	1.2	%(3)
Net expenses(4)	12.2	%(3)	9.7	%(3)
Net investment income with incentive fees(4)	9.4	%(3)	8.8	%(3)
Net assets at the end of the period	$133,771		$136,762
Average net asset value	$134,369		$138,464
Average debt per share	$7.98		$6.20
Portfolio turnover ratio	19.4%		28.2%

(1)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP due to (i) changes in unrealized appreciation and depreciation, (ii) temporary and permanent differences in income and expense recognition, and (iii) the amount of spillover income carried over from a given tax year for distribution in the following tax year. The final determination of taxable income for each tax year, as well as the tax attributes for distributions in such tax year, will be made after the close of the tax year.
(2)	The total return equals the change in the ending market value over the beginning of period price per share plus distributions paid per share during the period, divided by the beginning price.
(3)	Annualized.
(4)	During the six months ended June 30, 2018, the Advisor waived $0.2 million of performance based incentive fee.

Management’s Report on Internal Control over Financial Reporting

Management of Horizon Technology Finance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over the Company’s financial reporting. The Company’s internal control system is a process designed to provide reasonable assurance to management and the board of directors regarding the preparation and fair presentation of published financial statements.

The Company’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. The Company’s policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 2013. Based on the assessment, management believes that, as of December 31, 2017, the Company’s internal control over financial reporting is effective based on those criteria.

The Company’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017, which appears in this annual report on page F-44.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors
Horizon Technology Finance Corporation

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Horizon Technology Finance Corporation and Subsidiaries (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 6, 2018, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the custodian or borrower or by other appropriate auditing procedures where replies from the custodian or borrowers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2008.

New York, New York
March 6, 2018

Report of Independent Registered Public Accounting Firm on
Internal Control Over Financial Reporting

To the Stockholders and the Board of Directors
Horizon Technology Finance Corporation

Opinion on the Internal Control Over Financial Reporting

We have audited Horizon Technology Finance Corporation and Subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities of the Company, including the consolidated schedules of investments, as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017, and our report dated March 6, 2018 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

New York, New York
March 6, 2018

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities
(In thousands, except share and per share data)

	December 31,
	2017	2016
Assets
Non-affiliate investments at fair value (cost of $219,303 and $211,627, respectively) (Note 4)	$218,600	$194,003
Affiliate investments at fair value (cost of $3,774) (Note 5)	3,499	—
Total investments at fair value (cost of $223,077 and $211,627, respectively)	222,099	194,003
Cash	6,594	37,135
Interest receivable	3,986	6,036
Other assets	1,467	2,078
Total assets	$234,146	$239,252
Liabilities
Borrowings (Note 7)	$94,075	$95,597
Distributions payable	3,456	3,453
Base management fee payable (Note 3)	379	337
Incentive fee payable (Note 3)	541	—
Other accrued expenses	620	673
Total liabilities	99,071	100,060
Commitments and Contingencies (Note 8 and 9)
Net assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2017 and 2016	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 11,687,871 and 11,671,966 shares issued and 11,520,406 and 11,510,424 shares outstanding as of December 31, 2017 and 2016, respectively	12	12
Paid-in capital in excess of par	179,641	179,551
Distributions in excess of net investment income	(1,898)	(397)
Net unrealized depreciation on investments	(978)	(19,463)
Net realized loss on investments	(41,702)	(20,511)
Total net assets	135,075	139,192
Total liabilities and net assets	$234,146	$239,252
Net asset value per common share	$11.72	$12.09

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share and per share data)

	Year Ended December 31,
	2017	2016	2015
Investment income
Interest income on non-affiliate investments	$23,538	$31,397	$28,650
Interest income on affiliate investments	225	—	—
Total interest income on investments	23,763	31,397	28,650
Fee income
Prepayment fee income on non-affiliate investments	1,432	794	1,289
Fee income on non-affiliate investments	567	793	1,171
Fee income on affiliate investments	15	—	—
Total investment income	25,777	32,984	31,110
Expenses
Interest expense	5,167	5,878	5,757
Base management fee (Note 3)	3,786	4,727	4,747
Performance based incentive fee (Note 3)	1,714	2,126	3,501
Administrative fee (Note 3)	699	869	1,124
Professional fees	1,365	1,486	1,308
General and administrative	803	886	1,023
Total expenses	13,534	15,972	17,460
Management and performance based incentive fees waived (Note 3)	(79)	—	(346)
Net expenses	13,455	15,972	17,114
Net investment income before excise tax	12,322	17,012	13,996
Provision (credit) for excise tax (Note 8)	25	(87)	—
Net investment income	12,297	17,099	13,996
Net realized and unrealized loss on investments
Net realized loss on non-affiliate investments	(21,191)	(7,776)	(1,650)
Net realized loss on investments	(21,191)	(7,776)	(1,650)
Net unrealized appreciation (depreciation) on non-affiliate investments	18,506	(14,236)	(490)
Net unrealized depreciation on affiliate investments	(21)	—	—
Net unrealized appreciation (depreciation) on investments	18,485	(14,236)	(490)
Net realized and unrealized loss on investments	(2,706)	(22,012)	(2,140)
Net increase (decrease) in net assets resulting from operations	$9,591	$(4,913)	$11,856
Net investment income per common share	$1.07	$1.48	$1.25
Net increase (decrease) in net assets per common share	$0.83	$(0.43)	$1.06
Distributions declared per share	$1.20	$1.335	$1.38
Weighted average shares outstanding	11,516,846	11,543,708	11,180,864

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

	Common Stock		Paid-In Capital in Excess of Par	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Net Unrealized Depreciation on Investments	Net Realized Loss on Investments	Total Net Assets
	Shares	Amount
Balance at December 31, 2014	9,628,124	$10	$155,240	$(1,102)	$(4,737)	$(11,163)	$138,248
Issuance of common stock, net of offering costs	2,000,000	2	26,504	—	—	—	26,506
Net increase in net assets resulting from operations, net of excise tax	—	—	—	13,996	(490)	(1,650)	11,856
Issuance of common stock under dividend reinvestment plan	20,470	—	247	—	—	—	247
Repurchase of common stock	(113,382)	—	(1,313)	—	—	—	(1,313)
Distributions declared	—	—	—	(15,793)	—	—	(15,793)
Reclassification of permanent tax differences (Note 2)	—	—	(971)	893	—	78	—
Balance at December 31, 2015	11,535,212	12	179,707	(2,006)	(5,227)	(12,735)	159,751
Net decrease in net assets resulting from operations, net of excise tax	—	—	—	17,099	(14,236)	(7,776)	(4,913)
Issuance of common stock under dividend reinvestment plan	23,372	—	273	—	—	—	273
Repurchase of common stock	(48,160)	—	(516)	—	—	—	(516)
Distributions declared	—	—	—	(15,403)	—	—	(15,403)
Reclassification of permanent tax differences (Note 2)	—	—	87	(87)	—	—	—
Balance at December 31, 2016	11,510,424	12	179,551	(397)	(19,463)	(20,511)	139,192
Net increase in net assets resulting from operations, net of excise tax	—	—	—	12,297	18,485	(21,191)	9,591
Issuance of common stock under dividend reinvestment plan	15,905	—	174	—	—	—	174
Repurchase of common stock	(5,923)	—	(59)	—	—	—	(59)
Distributions declared	—	—	—	(13,823)	—	—	(13,823)
Reclassification of permanent tax differences (Note 2)	—	—	(25)	25	—	—	—
Balance at December 31, 2017	11,520,406	$12	$179,641	$(1,898)	$(978)	$(41,702)	$135,075

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flow
(In thousands)

	Year Ended December 31,
	2017	2016	2015
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$9,591	$(4,913)	$11,856
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash (used in) provided by operating activities:
Amortization of debt issuance costs	795	562	911
Net realized loss on investments	21,191	7,776	1,650
Net unrealized (appreciation) depreciation on investments	(18,485)	14,236	490
Purchase of investments	(135,556)	(59,858)	(123,281)
Principal payments received on investments	103,790	95,710	74,640
Proceeds from sale of investments	1,840	984	1,669
Changes in assets and liabilities:
Net decrease (increase) in investments in money market funds	—	285	(258)
Net decrease in restricted investments in money market funds	—	1,091	1,815
(Increase) decrease in interest receivable	(87)	211	(199)
Decrease (increase) in end-of-term payments	1,437	(1,861)	(1,301)
Decrease in unearned income	(176)	(712)	(203)
Decrease in other assets	289	—	634
Decrease in other accrued expenses	(53)	(125)	(11)
Increase (decrease) in base management fee payable	42	(48)	29
Increase (decrease) in incentive fee payable	541	(1,028)	229
Net cash (used in) provided by operating activities	(14,841)	52,310	(31,330)
Cash flows from financing activities:
Proceeds from issuance of 2022 Notes	37,375	—	—
Repayment of 2019 Notes	(33,000)	—	—
Proceeds from issuance of common stock, net of offering costs	—	—	26,506
Repayment of Asset-Backed Notes	—	(14,546)	(24,207)
Advances on credit facility	92,000	10,000	58,000
Repayment of credit facility	(97,000)	(15,000)	—
Distributions paid	(13,646)	(15,657)	(14,888)
Repurchase of common stock	(59)	(516)	(1,313)
Debt issuance costs	(1,370)	(221)	(420)
Net cash (used in) provided by financing activities	(15,700)	(35,940)	43,678
Net (decrease) increase in cash	(30,541)	16,370	12,348
Cash:
Beginning of period	37,135	20,765	8,417
End of period	$6,594	$37,135	$20,765
Supplemental disclosure of cash flow information:
Cash paid for interest	$4,397	$5,305	$4,733
Supplemental non-cash investing and financing activities:
Warrant investments received and recorded as unearned income	$2,463	$554	$870
Distributions payable	$3,456	$3,453	$3,980
End of term payments receivable	$2,936	$5,074	$5,086

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
Non-Affiliate Investments – 161.8%(8)
Non-Affiliate Debt Investments – 148.4%(8)
Non-Affiliate Debt Investments – Life Science – 43.0%(8)
Palatin Technologies, Inc.(2)(5)	Biotechnology	Term Loan (9.87% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 1/1/19)	$2,000	$1,980	$1,980
		Term Loan (9.87% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 8/1/19)	3,167	3,139	3,139
vTv Therapeutics Inc.(2)(5)	Biotechnology	Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 5/1/20)	6,250	6,196	6,196
		Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 6.00% ETP, Due 10/1/20)	3,750	3,700	3,700
Titan Pharmaceuticals, Inc.(2)(5)	Drug Delivery	Term Loan (9.77% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	3,500	3,400	3,400
		Term Loan (9.77% cash (Libor + 8.40%; Floor 9.50%), 5.00% ETP, Due 6/1/21)	3,500	3,430	3,430
Aerin Medical, Inc.(2)	Medical Device	Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	4,000	3,876	3,876
		Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,954	2,954
		Term Loan (8.85% cash (Libor + 7.45%; Floor 8.75%), 4.00% ETP, Due 1/1/22)	3,000	2,954	2,954
Conventus Orthopaedics, Inc.(2)	Medical Device	Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
		Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
		Term Loan (9.49% cash (Libor + 8.00%; Floor 9.25%), 6.00% ETP, Due 6/1/21)	4,000	3,928	3,928
Lantos Technologies, Inc.(2)	Medical Device	Term Loan (11.87% PIK (Libor + 10.50%; Floor 11.50%), 8.91% ETP, Due 5/1/19)(13)	2,479	2,466	2,466
Mederi Therapeutics, Inc.(2)	Medical Device	Term Loan (13.01% cash (Libor + 11.82%; Floor 12.00%), 6.00% ETP, Due 12/1/17)	173	173	163
		Term Loan (13.01% cash (Libor + 11.82%; Floor 12.00%), 6.00% ETP, Due 12/1/17)	173	173	163
NinePoint Medical, Inc.(2)	Medical Device	Term Loan (10.12% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	2,667	2,645	2,645
		Term Loan (10.12% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	1,333	1,320	1,320
VERO Biotech LLC(2)	Medical Device	Term Loan (9.33% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,914	3,914
		Term Loan (9.33% cash (Libor + 8.00%; Floor 9.25%), 5.00% ETP, Due 1/1/22)	4,000	3,934	3,934
Total Non-Affiliate Debt Investments – Life Science				58,038	58,018
Non-Affiliate Debt Investments – Technology – 99.1%(8)
Intelepeer Holdings, Inc.	Communications	Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,888	3,888
		Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,927	3,927
		Term Loan (11.39% cash (Libor + 9.95%; Floor 11.25%), 2.50% ETP, Due 7/1/21)	4,000	3,927	3,927
PebblePost, Inc.(2)	Communications	Term Loan (10.63% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,874	3,874
		Term Loan (10.63% cash (Libor + 9.26%; Floor 10.25%), 4.00% ETP, Due 7/1/21)	4,000	3,933	3,933
Le Tote, Inc.(2)	Consumer-related Technologies	Term Loan (11.02% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	4,000	3,960	3,960
		Term Loan (11.02% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	3,000	2,969	2,969

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
SavingStar, Inc.(2)	Consumer-related Technologies	Term Loan (11.77% cash (Libor + 10.40%; Floor 10.90%), 4.25% ETP, Due 6/1/20)	2,167	2,140	2,140
		Term Loan (11.77% cash (Libor + 10.40%; Floor 10.90%), 3.80% ETP, Due 11/1/20)	1,911	1,849	1,849
IgnitionOne, Inc.(2)	Internet and Media	Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
		Term Loan (11.60% cash (Libor + 10.23%; Floor 10.23%), 2.00% ETP, Due 4/1/22)	3,000	2,832	2,832
Jump Ramp Games, Inc.(2)	Internet and Media	Term Loan (11.10% cash (Libor + 9.73%), 3.00% ETP, Due 4/1/21)	4,000	3,942	3,942
Kixeye, Inc.(2)	Internet and Media	Term Loan (10.97% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 9/1/21)	3,000	2,900	2,900
		Term Loan (10.97% cash (Libor + 9.60%; Floor 10.75%), 2.00% ETP, Due 9/1/21)	3,000	2,945	2,945
MediaBrix, Inc.(2)	Internet and Media	Term Loan (12.37% cash (Libor + 11.00%; Floor 11.50%), 3.00% ETP, Due 1/1/20)	4,000	3,977	3,977
Rocket Lawyer Incorporated(2)	Internet and Media	Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,933	3,933
		Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 7/1/21)	4,000	3,933	3,933
		Term Loan (10.77% cash (Libor + 9.40%; Floor 10.50%), 3.00% ETP, Due 11/1/21)	2,000	1,963	1,963
Zinio Holdings, LLC(2)	Internet and Media	Term Loan (12.62% cash (Libor + 11.25%; Floor 11.75%), 6.00% ETP, Due 2/1/20)	4,000	3,978	3,978
The NanoSteel Company, Inc.(2)	Materials	Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 7.20% ETP, Due 1/1/20)	4,653	4,578	4,578
		Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 6.45% ETP, Due 1/1/20)	2,327	2,289	2,289
		Term Loan (10.87% cash (Libor + 9.50%; Floor 10.00%), 5.85% ETP, Due 3/1/20)	2,500	2,457	2,457
Powerhouse Dynamics, Inc.(2)	Power Management	Term Loan (12.07% cash (Libor + 10.70%; Floor 11.20%), 3.00% ETP, Due 3/1/19)	1,250	1,234	1,234
Luxtera, Inc.	Semiconductors	Term Loan (11.25% cash (Prime + 6.75%), Due 3/28/20)	2,000	1,902	1,902
		Term Loan (11.25% cash (Prime + 6.75%), Due 3/28/20)	1,500	1,443	1,443
Bridge2 Solutions, LLC(2)	Software	Term Loan (10.62% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,777	4,777
		Term Loan (10.62% cash (Libor + 9.25%; Floor 10.50%), 2.00% ETP, Due 11/1/21)	5,000	4,777	4,777
Digital Signal Corporation(11)(12)	Software	Term Loan (11.62% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,290	1,256	1,210
		Term Loan (11.62% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,290	1,256	1,210
		Term Loan (10.00% cash, Due 12/31/17)	501	501	483
Education Elements, Inc.(2)	Software	Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 1/1/19)	800	789	789
		Term Loan (11.37% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 8/1/19)	950	937	937
Metricly, Inc.	Software	Term Loan (13.62% cash (Libor + 12.25%; Floor 12.50%), 3.33% ETP, Due 9/1/18)	184	184	184
ShopKeep.com, Inc.(2)	Software	Term Loan (11.32% cash (Libor + 9.95%; Floor 10.45%), 4.08% ETP, Due 10/1/20)	6,000	5,897	5,897
		Term Loan (11.32% cash (Libor + 9.95%; Floor 10.45%), 3.55% ETP, Due 2/1/21)	4,000	3,924	3,924

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
SIGNiX, Inc.	Software	Term Loan (12.37% cash (Libor + 11.00%; Floor 11.50%), 5.33% ETP, Due 2/1/20)	2,180	2,073	1,930
SilkRoad Technology, Inc.(2)	Software	Term Loan (11.72% cash (Libor + 10.35%; Floor 10.85%; Ceiling 12.85%), 5.00% ETP, Due 6/1/20)	7,000	6,904	6,904
Weblinc Corporation(2)	Software	Term Loan (11.62% cash (Libor + 10.25%; Floor 11.25%), 3.00% ETP, Due 3/1/21)	3,000	2,913	2,913
xAd, Inc.(2)	Software	Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,895	4,895
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	5,000	4,895	4,895
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	3,000	2,937	2,937
		Term Loan (10.07% cash (Libor + 8.70%; Floor 10.00%), 4.75% ETP, Due 11/1/21)	2,000	1,958	1,958
Total Non-Affiliate Debt Investments – Technology				134,142	133,889
Non-Affiliate Debt Investments – Healthcare information and services – 6.3%(8)
HealthEdge Software, Inc.(2)	Software	Term Loan (9.62% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 7/1/22)	5,000	4,819	4,819
		Term Loan (9.68% cash (Libor + 8.25%; Floor 9.25%), 3.00% ETP, Due 1/1/23)	3,750	3,693	3,693
Total Non-Affiliate Debt Investments – Healthcare information and services				8,512	8,512
Total Non-Affiliate Debt Investments				200,692	200,419
Non-Affiliate Warrant Investments – 6.7%(8)
Non-Affiliate Warrants – Life Science – 1.6%(8)
ACT Biotech Corporation	Biotechnology	604,038 Preferred Stock Warrants		60	—
Alpine Immune Sciences, Inc.(5)	Biotechnology	4,634 Common Stock Warrants		122	—
Argos Therapeutics, Inc.(2)(5)	Biotechnology	73,112 Common Stock Warrants		33	—
Celsion Corporation(5)	Biotechnology	408 Common Stock Warrants		15	—
Rocket Pharmaceuticals Corporation(5)	Biotechnology	7,051 Common Stock Warrants		17	—
Palatin Technologies, Inc.(2)(5)	Biotechnology	608,058 Common Stock Warrants		51	82
Revance Therapeutics, Inc.(5)	Biotechnology	34,113 Common Stock Warrants		68	729
Sample6, Inc.(2)	Biotechnology	661,956 Preferred Stock Warrants		53	25
Strongbridge U.S. Inc.(5)	Biotechnology	160,714 Common Stock Warrants		72	794
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	2,050 Common Stock Warrants		5	—
vTv Therapeutics Inc.(2)(5)	Biotechnology	95,293 Common Stock Warrants		44	82
Titan Pharmaceuticals, Inc.(2)(5)	Drug Delivery	280,612 Common Stock Warrants		88	30
AccuVein Inc.(2)	Medical Device	75,769 Preferred Stock Warrants		24	27
Aerin Medical, Inc.(2)	Medical Device	1,818,182 Preferred Stock Warrants		66	66
Conventus Orthopaedics, Inc.(2)	Medical Device	720,000 Preferred Stock Warrants		95	95
IntegenX, Inc.(2)	Medical Device	170,646 Preferred Stock Warrants		35	32
Lantos Technologies, Inc.(2)	Medical Device	471,979 Common Stock Warrants		39	145
Mederi Therapeutics, Inc.(2)	Medical Device	248,736 Preferred Stock Warrants		26	—
Mitralign, Inc.(2)	Medical Device	64,190 Common Stock Warrants		52	1
NinePoint Medical, Inc.(2)	Medical Device	29,102 Preferred Stock Warrants		33	2
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants		78	—
ReShape Lifesciences Inc.(5)	Medical Device	134 Common Stock Warrants		347	—
Tryton Medical, Inc.(2)	Medical Device	122,362 Preferred Stock Warrants		15	12
VERO Biotech LLC(2)	Medical Device	800,000 Common Stock Warrants		53	53
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants		13	—
Total Non-Affiliate Warrants – Life Science				1,504	2,175
Non-Affiliate Warrants – Technology – 4.6%(8)
Ekahau, Inc.(2)	Communications	978,261 Preferred Stock Warrants		32	22
Intelepeer Holdings, Inc.	Communications	2,256,549 Preferred Stock Warrants		149	110

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
PebblePost, Inc.(2)	Communications	598,850 Preferred Stock Warrants		92	92
Additech, Inc.(2)	Consumer-related Technologies	150,000 Preferred Stock Warrants		33	31
Gwynnie Bee, Inc.(2)	Consumer-related Technologies	268,591 Preferred Stock Warrants		68	816
Le Tote, Inc.(2)	Consumer-related Technologies	202,974 Preferred Stock Warrants		63	363
Rhapsody International Inc.(2)	Consumer-related Technologies	852,273 Common Stock Warrants		164	—
SavingStar, Inc.(2)	Consumer-related Technologies	850,439 Preferred Stock Warrants		104	103
IgnitionOne, Inc.(2)	Internet and Media	262,910 Preferred Stock Warrants		672	668
Jump Ramp Games, Inc.(2)	Internet and Media	159,766 Preferred Stock Warrants		31	31
Kixeye, Inc.(2)	Internet and Media	791,251 Preferred Stock Warrants		75	74
Rocket Lawyer Incorporated(2)	Internet and Media	261,721 Preferred Stock Warrants		91	91
The NanoSteel Company, Inc.(2)	Materials	379,360 Preferred Stock Warrants		187	448
Nanocomp Technologies, Inc.(2)	Networking	1,440,489 Preferred Stock Warrants		67	—
Powerhouse Dynamics, Inc.(2)	Power Management	290,698 Preferred Stock Warrants		28	26
Avalanche Technology, Inc.(2)	Semiconductors	202,602 Preferred Stock Warrants		101	40
eASIC Corporation(2)	Semiconductors	40,445 Preferred Stock Warrants		25	28
Kaminario, Inc.	Semiconductors	1,087,203 Preferred Stock Warrants		59	44
Luxtera, Inc.(2)	Semiconductors	3,546,553 Preferred Stock Warrants		213	361
Soraa, Inc.(2)	Semiconductors	203,616 Preferred Stock Warrants		80	438
Bolt Solutions Inc.(2)	Software	202,892 Preferred Stock Warrants		113	99
Bridge2 Solutions, Inc.(2)	Software	125,458 Common Stock Warrants		433	760
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants		14	82
Digital Signal Corporation	Software	125,116 Common Stock Warrants		32	—
Education Elements, Inc.(2)	Software	238,121 Preferred Stock Warrants		28	28
Lotame Solutions, Inc.(2)	Software	288,115 Preferred Stock Warrants		22	281
Metricly, Inc.	Software	41,569 Common Stock Warrants		48	—
Riv Data Corp.(2)	Software	321,428 Preferred Stock Warrants		12	38
ShopKeep.com, Inc.(2)	Software	193,962 Preferred Stock Warrants		118	138
SIGNiX, Inc.	Software	133,560 Preferred Stock Warrants		225	109
Skyword, Inc.	Software	301,056 Preferred Stock Warrants		48	32
SpringCM, Inc.(2)	Software	2,385,686 Preferred Stock Warrants		55	132
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants		242	464
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants		19	2
Weblinc Corporation(2)	Software	195,122 Preferred Stock Warrants		42	42
xAd, Inc.(2)	Software	4,343,350 Preferred Stock Warrants		177	177
Total Non-Affiliate Warrants – Technology				3,962	6,170
Non-Affiliate Warrants – Cleantech – 0.1%(8)
Renmatix, Inc.	Alternative Energy	53,022 Preferred Stock Warrants		68	—
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants		100	117
Total Non-Affiliate Warrants – Cleantech				168	117
Non-Affiliate Warrants – Healthcare information and services – 0.4%(8)
LifePrint Group, Inc.(2)	Diagnostics	49,000 Preferred Stock Warrants		29	2
ProterixBio, Inc.(2)	Diagnostics	3,156 Common Stock Warrants		54	—
Singulex, Inc.	Other Healthcare	294,231 Preferred Stock Warrants		44	44
Verity Solutions Group, Inc.	Other Healthcare	300,360 Preferred Stock Warrants		100	62
Watermark Medical, Inc.(2)	Other Healthcare	27,373 Preferred Stock Warrants		74	59
HealthEdge Software, Inc.(2)	Software	110,644 Preferred Stock Warrants		46	46
Medsphere Systems Corporation(2)	Software	7,097,792 Preferred Stock Warrants		60	208
Recondo Technology, Inc.(2)	Software	556,796 Preferred Stock Warrants		95	207
Total Non-Affiliate Warrants – Healthcare information and services				502	628
Total Non-Affiliate Warrants				6,136	9,090

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

Portfolio Company(1)(3)	Sector	Type of Investment(4)(7)(9)(10)	Principal Amount	Cost of Investments(6)	Fair Value(14)
Non-Affiliate Other Investments – 5.7%(8)
Espero Pharmaceuticals, Inc.	Biotechnology	Royalty Agreement		5,300	4,700
ZetrOZ, Inc.	Medical Device	Royalty Agreement		305	700
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019		4,226	100
Triple Double Holdings, LLC	Software	License Agreement		2,200	2,200
Total Non-Affiliate Other Investments				12,031	7,700
Non-Affiliate Equity – 1.0%(8)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock		238	1,035
Revance Therapeutics, Inc.(5)	Biotechnology	5,125 Common Stock		73	183
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	13,082 Common Stock		83	49
SnagAJob.com, Inc.	Consumer-related Technologies	82,974 Common Stock		9	83
TruSignal, Inc.	Software	32,637 Common Stock		41	41
Total Non-Affiliate Equity				444	1,391
Total Non-Affiliate Portfolio Investment Assets				$219,303	$218,600
Affiliate Investments – 2.6%(8)
Affiliate Debt Investments – Technology – 2.5%(8)
Decisyon, Inc.	Software	Term Loan (13.678% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 1/1/20)	$1,523	$1,522	$1,449
		Term Loan (13.678% cash (Libor + 12.308%; Floor 12.50%), 8.00% ETP, Due 1/1/20)	833	771	735
		Term Loan (12.02% PIK, Due 4/15/19)(13)	250	250	238
		Term Loan (12.03% PIK, Due 4/15/19)(13)	250	250	238
		Term Loan (12.24% PIK, Due 4/15/19)(13)	750	750	714
Total Affiliate Debt Investments – Technology				3,543	3,374

Affiliate Warrants – Technology – 0.0%(8)
Decisyon, Inc.	Software	82,967 Common Stock Warrants		46	—
Total Affiliate Warrants – Technology				46	—
Affiliate Equity – Technology – 0.1%(8)
Decisyon, Inc.	Software	45,365,936 Common Stock		185	125
Total Affiliate Equity – Technology				185	125
Total Affiliate Portfolio Investment Assets				$3,774	$3,499
Total Portfolio Investment Assets – 164.4%(8)				$223,077	$222,099

(1)	All investments of the Company are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Key Facility.
(3)	All non-affiliate investments are investments in which the Company owns less than 5% ownership of the voting securities of the portfolio company. All affiliate investments are investments in which the Company owns 5% or more of the voting securities of the portfolio company.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017 – (Continued)
(In thousands)

(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include end-of-term payments (“ETPs”) and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. Debt investments are at fixed rates for the term of the debt investment, unless otherwise indicated. All debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of December 31, 2017 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Warrants, Equity and Other Investments are non-income producing.
(8)	Value as a percent of net assets.
(9)	The Company did not have any non-qualifying assets under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), as of December 31, 2017. Under the 1940 Act, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(10)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee the Company may pay its Advisor will be based on income that the Company has not yet received in cash.
(11)	Debt investment is on non-accrual status as of December 31, 2017.
(12)	Digital Signal Corporation, a Delaware corporation (“DSC”), made an assignment for the benefit of its creditors whereby DSC assigned all of its assets to DSC (assignment for the benefit of creditors), LLC (“DSC ABC”), a Delaware limited liability company, established under Delaware law to effectuate the Assignment for the Benefit of Creditors of DSC.
(13)	Debt investment has a payment-in-kind (“PIK”) feature.
(14)	Except for common stock in publicly traded companies, the fair value of the investment was valued using significant unobservable inputs.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(9)(10)	Principal Amount	Cost of Investments	Fair Value(14)
Debt Investments – 133.8%(8)
Debt Investments – Life Science – 38.5%(8)
Argos Therapeutics, Inc.(2)(5)	Biotechnology	Term Loan (9.38% cash (Libor + 8.75%; Floor 9.25%; Ceiling 10.75%), 5.00% ETP, Due 10/1/18)	$4,375	$4,339	$4,339
		Term Loan (9.38% cash (Libor + 8.75%; Floor 9.25%; Ceiling 10.75%), 5.00% ETP, Due 3/1/19)	5,000	4,969	4,969
New Haven Pharmaceuticals, Inc.(11)	Biotechnology	Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%), 11.42% ETP, Due 3/1/19)	1,282	1,274	651
		Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%), 11.42% ETP, Due 3/1/19)	427	424	217
		Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 6.10% ETP, Due 3/1/19)	1,973	1,960	1,002
		Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%), 4.00% ETP, Due 4/1/19)	6,185	6,118	3,127
		Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%), Due 1/31/17)	593	593	303
Palatin Technologies, Inc.(2)(5)	Biotechnology	Term Loan (9.13% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 1/1/19)	4,000	3,960	3,960
		Term Loan (9.13% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 8/1/19)	5,000	4,955	4,955
Sample6, Inc.(2)	Biotechnology	Term Loan (9.63% cash (Libor + 9.00%; Floor 9.50%; Ceiling 11.00%), 4.00% ETP, Due 4/1/18)	972	969	969
		Term Loan (9.63% cash (Libor + 9.00%; Floor 9.50%; Ceiling 11.00%), 4.00% ETP, Due 4/1/18)	591	588	588
		Term Loan (9.63% cash (Libor + 9.00%; Floor 9.50%; Ceiling 11.00%), 4.00% ETP, Due 4/1/18)	2,083	2,073	2,073
Strongbridge U.S. Inc.(5)	Biotechnology	Term Loan (8.84% cash (Libor + 10.00%; Floor 10.50%), 8.00% ETP, Due 12/1/20)	7,500	7,353	7,353
vTv Therapeutics Inc.(2)(5)	Biotechnology	Term Loan (10.63% cash (Libor + 8.22%; Floor 8.75%), 6.00% ETP, Due 5/1/20)	6,250	6,106	6,106
Lantos Technologies, Inc.(2)	Medical Device	Term Loan (11.50% cash (Libor + 10.50%; Floor 11.50%), 5.00% ETP, Due 2/1/18)	2,479	2,455	2,320
Mederi Therapeutics, Inc.(2)	Medical Device	Term Loan (12.27% cash (Libor + 11.82%; Floor 12.00%), 4.00% ETP, Due 7/1/17)	1,352	1,344	1,344
		Term Loan (12.27% cash (Libor + 11.82%; Floor 12.00%), 4.00% ETP, Due 7/1/17)	1,352	1,344	1,344
NinePoint Medical, Inc.(2)	Medical Device	Term Loan (9.38% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	4,500	4,461	4,461
		Term Loan (9.38% cash (Libor + 8.75%; Floor 9.25%), 4.50% ETP, Due 3/1/19)	2,250	2,225	2,225
Tryton Medical, Inc.(2)	Medical Device	Term Loan (10.66% cash (Prime + 7.16%), 2.50% ETP, Due 3/1/17)	1,313	1,309	1,309
Total Debt Investments – Life Science				58,819	53,615
Debt Investments – Technology – 75.4%(8)
Ekahau, Inc.(2)	Communications	Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	57	57	57
		Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	19	19	19
Gwynnie Bee, Inc.(2)	Consumer-related Technologies	Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 2.00% ETP, Due 11/1/17)	667	657	657
		Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 2.00% ETP, Due 2/1/18)	433	424	424
		Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 2.00% ETP, Due 4/1/18)	500	492	492
Le Tote, Inc.(2)	Consumer-related Technologies	Term Loan (10.28% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	4,000	3,942	3,942
		Term Loan (10.28% cash (Libor + 9.65%; Floor 10.15%), 5.00% ETP, Due 3/1/20)	3,000	2,955	2,955

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016 – (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(9)(10)	Principal Amount	Cost of Investments	Fair Value(14)
Rhapsody International, Inc.(2)	Consumer-related Technologies	Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%), 3.00% ETP, Due 10/1/19)	7,500	7,336	7,336
SavingStar, Inc.(2)	Consumer-related Technologies	Term Loan (11.03% cash (Libor + 10.40%; Floor 10.90%), 3.00% ETP, Due 6/1/19)	2,900	2,860	2,860
		Term Loan (11.03% cash (Libor + 10.40%; Floor 10.90%), 3.00% ETP, Due 3/1/20)	2,000	1,965	1,965
MediaBrix, Inc.(2)	Internet and Media	Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%), 3.00% ETP, Due 1/1/20)	4,000	3,966	3,966
Zinio Holdings, LLC(2)	Internet and Media	Term Loan (11.88% cash (Libor + 11.25%; Floor 11.75%), 4.00% ETP, Due 2/1/20)	4,000	3,967	3,967
The NanoSteel Company, Inc.(2)	Materials	Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%), 5.00% ETP, Due 7/1/19)	5,000	4,940	4,940
		Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%), 5.00% ETP, Due 7/1/19)	2,500	2,470	2,470
		Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%), 5.00% ETP, Due 1/1/20)	2,500	2,464	2,464
Nanocomp Technologies, Inc.(2)	Networking	Term Loan (11.50% cash, 3.00% ETP, Due 11/1/17)	369	367	367
		Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%), 3.00% ETP, Due 4/1/20)	3,000	2,939	2,939
Powerhouse Dynamics, Inc.(2)	Power Management	Term Loan (11.33% cash (Libor + 10.70%; Floor 11.20%), 3.00% ETP, Due 3/1/19)	2,250	2,220	2,220
Avalanche Technology, Inc.(2)	Semiconductors	Term Loan (10.00% cash (Libor + 9.25%; Floor 10.00%; Ceiling 11.75%), 2.40% ETP, Due 4/1/17)	417	416	416
		Term Loan (10.00% cash (Libor + 9.25%; Floor 10.00%; Ceiling 11.75%), 2.40% ETP, Due 10/1/18)	1,335	1,331	1,331
		Term Loan (10.00% cash (Libor + 9.25%; Floor 10.00%; Ceiling 11.75%), 2.00% ETP, Due 2/1/19)	1,548	1,517	1,517
Luxtera, Inc.(2)	Semiconductors	Term Loan (10.38% cash (Libor + 9.75%; Floor 10.25%; Ceiling 12.25%), 13.00% ETP, Due 7/1/17)	614	607	607
		Term Loan (10.38% cash (Libor + 9.75%; Floor 10.25%; Ceiling 12.25%), 13.00% ETP, Due 7/1/17)	343	341	341
		Term Loan (9.13% cash (Libor + 8.50%; Floor 9.00%), 4.50% ETP, Due 12/1/18)	667	663	663
		Term Loan (9.13% cash (Libor + 8.50%; Floor 9.00%), 4.50% ETP, Due 12/1/18)	667	663	663
		Term Loan (9.63% cash (Libor + 9.00%; Floor 9.50%), 4.50% ETP, Due 11/1/19)	2,000	1,990	1,990
Xtera Communications, Inc.(5)(11)	Semiconductors	Term Loan (12.50% cash, 22.92% ETP, Due 11/1/16)	3,056	3,047	—
		Term Loan (12.50% cash, 22.92% ETP, Due 11/1/16)	936	933	—
Bridge2 Solutions, Inc.	Software	Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%; Ceiling 14.50%), 2.00% ETP, Due 7/1/19)	4,000	3,976	3,976
		Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%; Ceiling 14.50%), 2.00% ETP, Due 1/1/20)	1,000	996	996
ControlScan, Inc.(2)	Software	Term Loan (10.88% cash (Libor + 10.25%), 3.00% ETP, Due 7/1/20)	4,500	4,413	4,413
Decisyon, Inc.	Software	Term Loan (12.94% cash (Libor + 12.308%; Floor 12.50%), 6.50% ETP, Due 6/1/18)	1,523	1,521	1,519
		Term Loan (12.94% cash (Libor + 12.308%; Floor 12.50%), 6.50% ETP, Due 6/1/18)	833	715	713
Digital Signal Corporation(11)(13)	Software	Term Loan (10.88% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,280	1,246	928
		Term Loan (10.88% cash (Libor + 10.25%; Floor 10.43%), 5.00% ETP, Due 7/1/19)	1,280	1,246	928
		Term Loan (10.00% cash, Due 6/30/17)	194	194	144

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016 – (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(9)(10)	Principal Amount	Cost of Investments	Fair Value(14)
Education Elements, Inc.(2)	Software	Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 1/1/19)	1,600	1,578	1,578
		Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 8/1/19)	1,500	1,479	1,479
Netuitive, Inc.	Software	Term Loan (12.88% cash (Libor + 12.25%; Floor 12.50%), 3.33% ETP, Due 9/1/17)	461	460	460
ScoreBig, Inc.(2)(11)(12)	Software	Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 4/1/19)	3,403	3,332	1,526
		Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 4/1/19)	3,403	3,360	1,539
		Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 3/1/20)	2,000	1,950	894
		Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 10/31/16)	203	203	93
		Term Loan (10.63% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 11/11/19)	324	324	148
ShopKeep.com, Inc.(2)	Software	Term Loan (10.47% cash (Libor + 9.95%; Floor 10.45%), 3.00% ETP, Due 4/1/20)	6,000	5,811	5,811
SIGNiX, Inc.	Software	Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%), Due 10/1/18)	2,250	2,124	2,012
SilkRoad Technology, Inc.(2)	Software	Term Loan (10.98% cash (Libor + 10.35%; Floor 10.85%; Ceiling 12.85%), 3.00% ETP, Due 6/1/19)	7,500	7,455	7,455
Skyword, Inc.	Software	Term Loan (11.58% cash (Libor + 10.95%; Floor 11.45%), 3.00% ETP, Due 8/1/19)	4,000	3,944	3,870
Social Intelligence Corp.(2)	Software	Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%; Ceiling 13.00%), 3.50% ETP, Due 12/1/17)	323	316	315
Sys-Tech Solutions, Inc.(2)	Software	Term Loan (11.78% cash (Libor + 11.15%; Floor 11.65%; Ceiling 12.65%), 4.50% ETP, Due 3/1/18)	3,000	2,983	2,983
		Term Loan (11.78% cash (Libor + 11.15%; Floor 11.65%; Ceiling 12.65%), 9.00% ETP, Due 5/1/18)	2,833	2,814	2,814
VBrick Systems, Inc.(2)	Software	Term Loan (11.63% cash (Libor + 11.00%; Floor 11.50%; Ceiling 13.50%), 5.00% ETP, Due 7/1/17)	700	696	696
Vidsys, Inc.(2)	Software	Term Loan (13.00% cash, 12.58% ETP, Due 12/1/17)	2,610	2,610	2,610
xTech Holdings, Inc.(2)	Software	Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%), 3.00% ETP, Due 4/1/19)	1,500	1,479	1,479
		Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%), 3.00% ETP, Due 3/1/20)	2,000	1,970	1,970
Total Debt Investments – Technology				114,743	104,917
Debt Investments – Cleantech – 5.7%(8)
Rypos, Inc.(2)	Energy Efficiency	Term Loan (11.93% cash (Libor + 11.55%; Floor 11.80%), 4.25% ETP, Due 6/1/17)	1,260	1,252	1,252
		Term Loan (11.93% cash (Libor + 11.55%; Floor 11.80%), 4.25% ETP, Due 1/1/18)	697	690	690
Lehigh Technologies, Inc.(2)	Waste Recycling	Term Loan (10.35% cash (Libor + 9.72%), 6.75% ETP, Due 8/1/19)	3,000	2,982	2,982
		Term Loan (10.35% cash (Libor + 9.72%), 6.75% ETP, Due 8/1/19)	3,000	2,982	2,982
Total Debt Investments – Cleantech				7,906	7,906
Debt Investments – Healthcare information and services – 14.2%(8)
Interleukin Genetics, Inc.(2)(5)	Diagnostics	Term Loan (11.13% cash (Libor + 10.50%; Floor 11.00%), 6.50% ETP, Due 10/1/18)	4,225	4,081	4,081
Watermark Medical, Inc.(2)	Other Healthcare	Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%; Ceiling 11.00%); 4.00% ETP, Due 4/1/18)	2,333	2,330	2,330
		Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%; Ceiling 11.00%); 4.00% ETP, Due 4/1/18)	2,333	2,330	2,330
		Term Loan (10.13% cash (Libor + 9.50%; Floor 10.00%; Ceiling 11.00%); 4.00% ETP, Due 4/1/18)	1,111	1,110	1,110

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016 – (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(9)(10)	Principal Amount	Cost of Investments	Fair Value(14)
MedAvante, Inc.(2)	Software	Term Loan (9.88% cash (Libor + 9.25%; Floor 9.75%), 4.00% ETP, Due 1/1/19)	3,000	2,972	2,972
		Term Loan (9.88% cash (Libor + 9.25%; Floor 9.75%), 4.00% ETP, Due 1/1/19)	3,000	2,972	2,972
		Term Loan (9.88% cash (Libor + 9.25%; Floor 9.75%), 4.00% ETP, Due 7/1/19)	4,000	3,953	3,953
Total Debt Investments – Healthcare information and services				19,748	19,748
Total Debt Investments				201,216	186,186
Warrant Investments – 4.6%(8)
Warrants – Life Science – 0.5%(8)
ACT Biotech Corporation	Biotechnology	1,521,820 Preferred Stock Warrants		83	—
Argos Therapeutics, Inc.(2)(5)	Biotechnology	33,112 Common Stock Warrants		33	2
Celsion Corporation(5)	Biotechnology	5,708 Common Stock Warrants		15	—
Inotek Pharmaceuticals Corporation(5)	Biotechnology	28,204 Common Stock Warrants		17	21
New Haven Pharmaceuticals, Inc.	Biotechnology	103,982 Preferred Stock Warrants		88	—
Nivalis Therapeutics, Inc.(5)	Biotechnology	18,534 Common Stock Warrants		122	—
Ocera Therapeutics, Inc.(2)(5)	Biotechnology	6,491 Common Stock Warrants		6	—
Palatin Technologies, Inc.(2)(5)	Biotechnology	608,058 Common Stock Warrants		51	4
Revance Therapeutics, Inc.(5)	Biotechnology	34,377 Common Stock Warrants		68	241
Sample6, Inc.(2)	Biotechnology	494,988 Preferred Stock Warrants		45	16
Strongbridge U.S. Inc.(5)	Biotechnology	160,714 Common Stock Warrants		72	72
vTv Therapeutics Inc.(2)(5)	Biotechnology	76,290 Common Stock Warrants		23	23
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	2,050 Common Stock Warrants		5	—
AccuVein Inc.(2)	Medical Device	75,769 Preferred Stock Warrants		24	27
EnteroMedics, Inc.(5)	Medical Device	134 Common Stock Warrants		347	—
IntegenX, Inc.(2)	Medical Device	170,646 Preferred Stock Warrants		35	31
Lantos Technologies, Inc.(2)	Medical Device	66,665,256 Preferred Stock Warrants		38	41
Mederi Therapeutics, Inc.(2)	Medical Device	248,736 Preferred Stock Warrants		26	39
Mitralign, Inc.(2)	Medical Device	641,909 Preferred Stock Warrants		52	44
NinePoint Medical, Inc.(2)	Medical Device	566,038 Preferred Stock Warrants		33	39
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants		78	—
Tryton Medical, Inc.(2)	Medical Device	122,362 Preferred Stock Warrants		15	12
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants		13	—
Total Warrants – Life Science				1,289	612
Warrants – Technology – 3.3%(8)
Ekahau, Inc.(2)	Communications	978,261 Preferred Stock Warrants		32	23
Additech, Inc.(2)	Consumer-related Technologies	150,000 Preferred Stock Warrants		33	31
Gwynnie Bee, Inc.(2)	Consumer-related Technologies	268,591 Preferred Stock Warrants		68	698
If(we), Inc.	Consumer-related Technologies	190,868 Preferred Stock Warrants		27	47
Le Tote, Inc.(2)	Consumer-related Technologies	202,974 Preferred Stock Warrants		63	411
Rhapsody International Inc.(2)	Consumer-related Technologies	852,273 Common Stock Warrants		164	150
SavingStar, Inc.(2)	Consumer-related Technologies	98,860 Preferred Stock Warrants		60	70
XIOtech, Inc.	Data Storage	2,217,979 Preferred Stock Warrants		22	—
The NanoSteel Company, Inc.(2)	Materials	299,211 Preferred Stock Warrants		92	348
IntelePeer, Inc.	Networking	141,549 Common Stock Warrants		39	31
Nanocomp Technologies, Inc.(2)	Networking	707,387 Preferred Stock Warrants		67	72
Aquion Energy, Inc.	Power Management	115,051 Preferred Stock Warrants		7	72
Powerhouse Dynamics, Inc.(2)	Power Management	290,698 Preferred Stock Warrants		28	26
Avalanche Technology, Inc.(2)	Semiconductors	202,602 Preferred Stock Warrants		101	40
eASIC Corporation(2)	Semiconductors	40,445 Preferred Stock Warrants		25	28
InVisage Technologies, Inc.(2)	Semiconductors	395,009 Preferred Stock Warrants		48	45
Kaminario, Inc.	Semiconductors	1,087,203 Preferred Stock Warrants		59	45

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016 – (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(9)(10)	Principal Amount	Cost of Investments	Fair Value(14)
Luxtera, Inc.(2)	Semiconductors	2,508,671 Preferred Stock Warrants		49	193
Soraa, Inc.(2)	Semiconductors	203,616 Preferred Stock Warrants		80	432
Xtera Communications, Inc.(5)	Semiconductors	37,831 Common Stock Warrants		206	—
Bolt Solutions Inc.(2)	Software	202,892 Preferred Stock Warrants		113	135
Bridge2 Solutions, Inc.	Software	75,458 Common Stock Warrants		18	341
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants		14	81
ControlScan, Inc.(2)	Software	2,295,918 Preferred Stock Warrants		19	30
Decisyon, Inc.	Software	82,967 Common Stock Warrants		46	—
Digital Signal Corporation	Software	125,116 Common Stock Warrants		32	—
Education Elements, Inc.(2)	Software	238,122 Preferred Stock Warrants		28	28
Lotame Solutions, Inc.(2)	Software	288,115 Preferred Stock Warrants		22	276
Netuitive, Inc.	Software	41,569 Common Stock Warrants		48	—
Riv Data Corp.(2)	Software	237,361 Preferred Stock Warrants		12	12
ScoreBig, Inc.(2)	Software	879,014 Preferred Stock Warrants		88	—
ShopKeep.com, Inc.(2)	Software	165,779 Preferred Stock Warrants		98	118
SIGNiX, Inc.	Software	89,767 Preferred Stock Warrants		168	167
Skyword, Inc.	Software	301,056 Preferred Stock Warrants		48	56
SpringCM, Inc.(2)	Software	2,385,686 Preferred Stock Warrants		55	131
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants		242	389
Vidsys, Inc.	Software	85,399 Preferred Stock Warrants		23	12
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants		19	—
xTech Holdings, Inc.(2)	Software	158,730 Preferred Stock Warrants		43	52
Total Warrants – Technology				2,406	4,590
Warrants – Cleantech – 0.1%(8)
Renmatix, Inc.	Alternative Energy	53,022 Preferred Stock Warrants		68	—
Semprius, Inc.	Alternative Energy	519,981 Preferred Stock Warrants		25	—
Rypos, Inc.(2)	Energy Efficiency	5,627 Preferred Stock Warrants		44	25
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants		100	115
Lehigh Technologies, Inc.(2)	Waste Recycling	272,727 Preferred Stock Warrants		33	39
Total Warrants – Cleantech				270	179
Warrants – Healthcare information and services – 0.7%(8)
Accumetrics, Inc.	Diagnostics	100,928 Preferred Stock Warrants		107	180
Candescent Health, Inc.(2)	Diagnostics	519,991 Preferred Stock Warrants		378	—
Interleukin Genetics, Inc.(2)(5)	Diagnostics	7,662,100 Common Stock Warrants		168	142
LifePrint Group, Inc.(2)	Diagnostics	49,000 Preferred Stock Warrants		29	2
ProterixBio, Inc.(2)	Diagnostics	3,156 Common Stock Warrants		54	—
Singulex, Inc.	Other Healthcare	294,231 Preferred Stock Warrants		44	51
Verity Solutions Group, Inc.	Other Healthcare	300,360 Preferred Stock Warrants		100	42
Watermark Medical, Inc.(2)	Other Healthcare	27,373 Preferred Stock Warrants		74	76
MedAvante, Inc.(2)	Software	114,285 Preferred Stock Warrants		66	79
Medsphere Systems Corporation(2)	Software	7,097,791 Preferred Stock Warrants		60	205
Recondo Technology, Inc.(2)	Software	556,796 Preferred Stock Warrants		95	204
Total Warrants – Healthcare information and services				1,175	981
Total Warrants				5,140	6,362
Other Investments – 0.4%(8)
ZetrOZ, Inc.	Medical Device	Royalty Agreement		365	500
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019		4,318	100
Total Other Investments				4,683	600

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016 – (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(9)(10)	Principal Amount	Cost of Investments	Fair Value(14)
Equity – 0.6%(8)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock		238	439
Revance Therapeutics, Inc.(5)	Biotechnology	4,861 Common Stock		73	101
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	78,493 Common Stock		83	47
SnagAJob.com, Inc.	Consumer-related Technologies	82,974 Common Stock		9	83
Decisyon, Inc.	Software	4,200,934 Common Stock		185	185
Total Equity				588	855
Total Portfolio Investment Assets – 139.4%(8)				$211,627	$194,003

(1)	All investments of the Company are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Key Facility.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETPs and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the debt investment, unless otherwise indicated. Debt investments based on LIBOR are based on one-month LIBOR. For each debt investment, the current interest rate in effect as of December 31, 2016 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Warrants, Equity and Other Investments are non-income producing.
(8)	Value as a percent of net assets.
(9)	The Company did not have any non-qualifying assets under Section 55(a) of the 1940 Act, as of December 31, 2016. Under the 1940 Act, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(10)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each ETP and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee the Company may pay its Advisor will be based on income that the Company has not yet received in cash.
(11)	Debt investment is on non-accrual status as of December 31, 2016.
(12)	ScoreBig, Inc., a Delaware corporation (“ScoreBig”), made an assignment for the benefit of its creditors whereby ScoreBig assigned all of its assets to SB (assignment for the benefit of creditors), LLC, a California limited liability company (“SBABC”), established under California law to effectuate the Assignment for the Benefit of Creditors of ScoreBig. SBABC subsequently entered into a License Agreement with a third party (“Licensee”), whereby SBABC granted a license of certain of SBABC’s intellectual property and general intangibles to Licensee in exchange for certain royalty payments on the future net profits, if any, of Licensee. SBABC, in consideration for the Company’s consent to the License Agreement, agreed to pay all payments due under the License Agreement, if any, to the Company until the payment in full in cash of the Company’s debt investments in ScoreBig.
(13)	DSC, made an assignment for the benefit of its creditors whereby DSC assigned all of its assets to DSC (assignment for the benefit of creditors), LLC, a Delaware limited liability company, established under Delaware law to effectuate the Assignment for the Benefit of Creditors of DSC.
(14)	Except for common stock in publicly traded companies, the fair value of the investment was valued using significant unobservable inputs.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016 – (Continued)
(In thousands)

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed, non-diversified, closed-end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company generally is not subject to corporate-level federal income tax on the portion of its taxable income (including net capital gains) the Company distributes to its stockholders. The Company primarily makes secured debt investments to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All of the Company’s debt investments consist of loans secured by all of, or a portion of, the applicable debtor company’s tangible and intangible assets.

On October 28, 2010, the Company completed an initial public offering (“IPO”) and its common stock trades on the Nasdaq Global Select Market under the symbol “HRZN.” The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC, a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary upon the completion of the Company’s IPO.

Horizon Credit II LLC (“Credit II”) was formed as a Delaware limited liability company on June 28, 2011, with the Company as its sole equity member. Credit II is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit II are not available to creditors of the Company or any other entity other than Credit II’s lenders.

The Company formed Horizon Funding 2013-1 LLC (“2013-1 LLC”) as a Delaware limited liability company on June 7, 2013 and Horizon Funding Trust 2013-1 (“2013-1 Trust” and, together with the 2013-1 LLC, the “2013-1 Entities”) as a Delaware trust on June 18, 2013. The 2013-1 Entities were special purpose bankruptcy remote entities and were separate legal entities from the Company. The Company formed the 2013-1 Entities for purposes of securitizing $189.3 million of secured loans (the “2013-1 Securitization”) and issuing fixed-rate asset-backed notes in an aggregate principal amount of $90.0 million (the “Asset-Backed Notes”). The 2013-1 Entities were dissolved as of December 31, 2016.

The Company has also established an additional wholly owned subsidiary, which is structured as a Delaware limited liability company, to hold the assets of a portfolio company acquired in connection with foreclosure or bankruptcy, which is a separate legal entity from the Company.

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. The Company has entered into an investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (the “Advisor”), under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.

On March 24, 2015, the Company completed a public offering of 2,000,000 shares of its common stock at a public offering price of $13.95 per share, for total net proceeds to the Company of $26.5 million, after deducting underwriting commission and discounts and other offering expenses (the “2015 Offering”).

Note 2. Basis of presentation and significant accounting policies

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Articles 6 and 10 of Regulation S-X (“Regulation S-X”) under the Securities Act of 1933, as amended (the “Securities Act”). In the opinion of management, the consolidated financial statements reflect

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated.

Principles of consolidation

As required under GAAP and Regulation S-X, the Company will generally consolidate its investment in a company that is an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries in its consolidated financial statements.

Use of estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of investments.

Fair value

The Company records all of its investments at fair value in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 6. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

See Note 6 for additional information regarding fair value.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt investments and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Investments

Investments are recorded at fair value. The Company’s board of directors (the “Board”) determines the fair value of the Company’s portfolio investments. The Company has the intent to hold its debt investments for the foreseeable future or until maturity or payoff.

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

return on principal amounts outstanding. Generally, when a debt investment becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the debt investment is placed on non-accrual status and the recognition of interest income may be discontinued. Interest payments received on non-accrual debt investments may be recognized as income, on a cash basis, or applied to principal depending upon management’s judgment at the time the debt investment is placed on non-accrual status. As of December 31, 2017, there was one investment on non-accrual status with a cost of $3.0 million and a fair value of $2.9 million. As of December 31, 2016, there were four investments on non-accrual status with a cost of $26.2 million and a fair value of $11.5 million. For the year ended December 31, 2017, the Company recognized, as interest income, payments of $0.1 million received from one portfolio company whose debt investment was on non-accrual status. For the year ended December 31, 2016, the Company did not recognize interest income from debt investments on non-accrual status. For the year ended December 31, 2015, the Company recognized, as interest income, payments of $0.2 million received from one portfolio company whose debt investment was on non-accrual status.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Debt investment origination fees, net of certain direct origination costs, are deferred and, along with unearned income, are amortized as a level-yield adjustment over the respective term of the debt investment. All other income is recognized when earned. Fees for counterparty debt investment commitments with multiple debt investments are allocated to each debt investment based upon each debt investment’s relative fair value. When a debt investment is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the debt investment is returned to accrual status.

Certain debt investment agreements also require the borrower to make an ETP, that is accrued into interest receivable and taken into income over the life of the debt investment to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay the ETP when due. The proportion of the Company’s total investment income that resulted from the portion of ETPs not received in cash for the years ended December 31, 2017, 2016 and 2015 was 6.0%, 10.8% and 7.1%, respectively.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are recorded as unearned income on the grant date. The unearned income is recognized as interest income over the contractual life of the related debt investment in accordance with the Company’s income recognition policy. Subsequent to debt investment origination, the fair value of the warrants is determined using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized appreciation or depreciation on investments. Gains and losses from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains and losses on investments.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. The Company measures realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of the Company’s portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Debt issuance costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lenders and issuing debt securities. The unamortized balance of debt issuance costs as

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

of December 31, 2017 and 2016 was $2.1 million and $1.6 million, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the life of the borrowings. The accumulated amortization balances as of December 31, 2017 and 2016 were $1.8 million and $2.4 million, respectively. The amortization expense for the years ended December 31, 2017, 2016 and 2015 was $0.8 million, $0.6 million and $0.9 million, respectively.

Income taxes

As a BDC, the Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC and to avoid the imposition of corporate-level income tax on the portion of its taxable income distributed to stockholders, among other things, the Company is required to meet certain source of income and asset diversification requirements and to timely distribute dividends out of assets legally available for distribution to its stockholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which generally relieves the Company from corporate-level U.S. federal income taxes. Accordingly, no provision for federal income tax has been recorded in the financial statements. Differences between taxable income and net increase in net assets resulting from operations either can be temporary, meaning they will reverse in the future, or permanent. In accordance with Topic 946, Financial Services — Investment Companies, of the Financial Accounting Standards Board’s (“FASB’s”), Accounting Standards Codification, as amended (“ASC”), permanent tax differences, such as non-deductible excise taxes paid, are reclassified from distributions in excess of net investment income and net realized loss on investments to paid-in-capital at the end of each fiscal year. These permanent book-to-tax differences are reclassified on the consolidated statements of changes in net assets to reflect their tax character but have no impact on total net assets. For the year ended December 31, 2017, the Company reclassified $0.03 million to paid-in capital from distributions in excess of net investment income, which related to excise taxes payable. For the year ended December 31, 2016, the Company reclassified $0.1 million to paid-in capital from distributions in excess of net investment income, which related to excise taxes refunded in 2016. For the year ended December 31, 2015, the Company reclassified $1.0 million to paid-in capital from distributions in excess of net investment income of $0.9 million and net realized loss on investments of $0.1 million, which related to excise taxes paid in prior years.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and incur a 4% U.S. federal excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2017 and 2016, $0.03 million and $0.1 million, respectively, was recorded for U.S. federal excise tax. For the year ended December 31, 2015, there was no U.S. federal excise tax recorded.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority in accordance with ASC Topic 740, Income Taxes, as modified by ASC Topic 946. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. The Company had no material uncertain tax positions at December 31, 2017 and 2016. The 2016, 2015 and 2014 tax years remain subject to examination by U.S. federal and state tax authorities.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

Distributions

Distributions to common stockholders are recorded on the declaration date. The amount to be paid out as distributions is determined by the Board. Net realized capital gains, if any, may be distributed, although the Company may decide to retain such net realized gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of cash distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board declares a cash distribution, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company may use newly issued shares to implement the plan or the Company may purchase shares in the open market to fulfill its obligations under the plan.

Stock Repurchase Program

On April 27, 2017, the Board extended a previously authorized stock repurchase program which allows the Company to repurchase up to $5.0 million of its common stock at prices below the Company’s net asset value per share as reported in its most recent consolidated financial statements. Under the repurchase program, the Company may, but is not obligated to, repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions from time to time. Any repurchases by the Company will comply with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and any applicable requirements of the 1940 Act. Unless extended by the Board, the repurchase program will terminate on the earlier of June 30, 2018 or the repurchase of $5.0 million of the Company’s common stock. During the year ended December 31, 2017, the Company repurchased 5,923 shares of its common stock at an average price of $9.97 on the open market at a total cost of $0.1 million. During the year ended December 31, 2016, the Company repurchased 48,160 shares of its common stock at an average price of $10.66 on the open market at a total cost of $0.5 million. During the year ended December 31, 2015, the Company repurchased 113,382 shares of its common stock at an average price of $11.53 on the open market at a total cost of $1.3 million. From the inception of the stock repurchase program through December 31, 2017, the Company repurchased 167,465 shares of its common stock at an average price of $11.22 on the open market at a total cost of $1.9 million.

Transfers of financial assets

Assets related to transactions that do not meet the requirements under ASC Topic 860, Transfers and Servicing for sale treatment under GAAP are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by special purpose entities that are consolidated in the Company’s financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or any other affiliate of the Company).

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

Recently issued accounting pronouncement

In April 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09, which amends existing revenue recognition guidance to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim periods beginning on or after December 15, 2017. The Company has evaluated ASU 2014-09 and determined it will not have a material impact on its consolidated financial statements and disclosures.

Note 3. Related party transactions

Investment Management Agreement

The Investment Management Agreement was reapproved by the Board on July 28, 2017. Under the terms of the Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Advisor is a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). The Advisor receives fees for providing services to the Company under the Investment Management Agreement, consisting of two components, a base management fee and an incentive fee.

The base management fee under the Investment Management Agreement is calculated at an annual rate of 2.00% of (i) the Company’s gross assets, less (ii) assets consisting of cash and cash equivalents, and is payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. In addition, the Advisor agreed to waive its base management fee relating to the proceeds raised in the 2015 Offering, to the extent such fee is not otherwise waived and regardless of the application of the proceeds raised, until the earlier to occur of (i) March 31, 2016 or (ii) the last day of the second consecutive calendar quarter in which the Company’s net investment income exceeds distributions declared on its shares of common stock for the applicable quarter. As of December 31, 2015, the Company had met condition (ii) above as net investment income exceeded distributions declared for the quarters ended September 30, 2015 and December 31, 2015.

During the year ended December 31, 2015, the Advisor waived base management fees of $0.3 million, which the Advisor would have otherwise earned on the proceeds raised in the 2015 Offering. The base management fee payable at December 31, 2017 and 2016 was $0.4 million and $0.3 million, respectively. After giving effect of the waiver, the base management fee expense was $3.8 million, $4.7 million and $4.4 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The incentive fee has two parts, as follows:

The first part, which is subject to the Incentive Fee Cap and Deferral Mechanism, as defined below, is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus expenses for the quarter (including the base management fee, expenses payable

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. The incentive fee with respect to the Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a hurdle rate of 1.75% (which is 7.00% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% quarterly (which is 8.75% annualized). The effect of this “catch-up” provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee up to the Incentive Fee Cap, defined below, even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

Commencing with the calendar quarter beginning July 1, 2014, the incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income (the “Incentive Fee Look-back Period”) commenced on July 1, 2014 and increased by one quarter in length at the end of each calendar quarter until June 30, 2017, after which time, the Incentive Fee Look-back Period includes the relevant calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees (collectively, the “Incentive Fee Cap and Deferral Mechanism”). The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. The Company only pays incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Management Agreement, as of the termination date), and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee. However, in accordance with GAAP, the Company is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement.

During the year ended December 31, 2017, the Advisor waived performance based incentive fees of $0.1 million which the Advisor would have otherwise earned. The performance based incentive fee expense was $1.6 million, $2.1 million and $3.5 million for the years ended December 31, 2017, 2016 and 2015, respectively. The incentive fee on Pre-Incentive Fee Net Investment Income was subject to the Incentive Fee Cap and Deferral Mechanism for the years ended December 31, 2017 and 2016, which resulted in $1.1 million and $1.7 million, respectively, of reduced expense and additional net investment income. As of December 31, 2015, the incentive fee on Pre-Incentive Fee Net Investment Income was not limited by the Incentive Fee Cap and Deferral Mechanism. The performance based incentive fee payable at December 31, 2017 was $0.5 million. The entire incentive fee payable at December 31, 2017 represented part one of the incentive fee. There was no performance based incentive fee payable at December 31, 2016.

Administration Agreement

The Company entered into an administration agreement (the “Administration Agreement”) with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. The administrative fee expense was $0.7 million, $0.9 million and $1.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Note 4. Investments

The following table shows the Company’s investments as of December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Investments
Debt	$204,235	$203,793	$201,216	$186,186
Warrants	6,182	9,090	5,140	6,362
Other	12,031	7,700	4,683	600
Equity	629	1,516	588	855
Total investments	$223,077	$222,099	$211,627	$194,003

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Notes to Consolidated Financial Statements

Note 4. Investments  – (continued)

The following table shows the Company’s investments by industry sector as of December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Life Science
Biotechnology	$21,249	$22,694	$46,703	$41,578
Drug Delivery	6,918	6,860	—	—
Medical Device	37,374	37,306	14,164	13,736
Technology
Communications	19,823	19,773	108	99
Consumer-Related	11,359	12,314	21,055	22,121
Data Storage	4,226	100	4,340	100
Internet and Media	39,768	39,763	7,933	7,933
Materials	9,511	9,772	9,966	10,222
Networking	66	—	3,412	3,409
Power Management	1,262	1,260	2,255	2,318
Semiconductors	3,823	4,256	12,076	8,311
Software	58,516	58,744	60,516	55,362
Cleantech
Alternative Energy	68	—	93	—
Energy Efficiency	100	117	2,086	2,082
Waste Recycling	—	—	5,997	6,003
Healthcare Information and Services
Diagnostics	83	2	4,817	4,405
Other	218	165	5,988	5,939
Software	8,713	8,973	10,118	10,385
Total investments	$223,077	$222,099	$211,627	$194,003

Note 5. Transactions with affiliated companies

An affiliated company is generally a portfolio company in which the Company owns 5% or more of its voting securities. Transactions related to investments in affiliated companies for the year ended December 31, 2017 were as follows:

			Year ended December 31, 2017
Portfolio Company	Fair value at December 31, 2016	Purchases	Sales	Transfers in at fair value	Discount accretion	Net unrealized loss	Fair value at December 31, 2017	Net realized gain (loss)	Interest income
	(In thousands)
Decisyon, Inc.(1)	$—	$750	$—	$2,754	$16	$(21)	$3,499	$—	$225
Total Affiliates	$—	$750	$—	$2,754	$16	$(21)	$3,499	$—	$225

(1)	During the year ended December 31, 2017, the Company’s ownership in the portfolio company increased to five percent of the portfolio company’s voting securities.

There were no transactions related to investments in affiliated companies for the year ended December 31, 2016.

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Notes to Consolidated Financial Statements

Note 6. Fair value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms which are engaged at the direction of the Board to assist in the valuation of each portfolio investment lacking a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with at least 25% (based on fair value) of the Company’s valuation of portfolio companies lacking readily available market quotations subject to review by an independent valuation firm.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by the Board, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded such portfolio investment.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

Cash and interest receivable:   The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis and are categorized as Level 1 within the fair value hierarchy described above.

Debt investments:   The fair value of debt investments is estimated by discounting the expected future cash flows using the year end rates at which similar debt investments would be made to borrowers with similar credit ratings and for the same remaining maturities. At December 31, 2017 and 2016, the hypothetical market yields used ranged from 10% to 25% and 11% to 25%, respectively. Significant increases (decreases) in this unobservable input would result in a significantly lower (higher) fair value measurement. These assets are recorded at fair value on a recurring basis and are categorized as Level 3 within the fair value hierarchy described above.

Under certain circumstances, the Company may use an alternative technique to value debt investments that better reflects its fair value such as the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability.

Warrant investments:  The Company values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement.
•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on indices of publicly traded companies similar in nature to the underlying company issuing the warrant. A total of seven such indices are used. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement.
•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.
•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment.
•	Historical portfolio experience on cancellations and exercises of the Company’s warrants are utilized as the basis for determining the estimated time to exit of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input would result in significantly higher (lower) fair value measurement.

Under certain circumstances the Company may use an alternative technique to value warrants that better reflects the warrants’ fair value, such as an expected settlement of a warrant in the near term or a model that incorporates a put feature associated with the warrant. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described above. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Equity investments:   The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement. The Company has categorized these equity investments as Level 3 within the fair value hierarchy described above. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. Therefore, the Company has categorized these equity investments as Level 1 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Other investments:   Other investments are valued based on the facts and circumstances of the underlying contractual agreement. The Company currently values these contractual agreements using a multiple probability weighted cash flow model as the contractual future cash flows contain elements of variability. Significant changes in the estimated cash flows and probability weightings would result in a significantly higher or lower fair value measurement. The Company has categorized these other investments as Level 3 within the fair value hierarchy described above. These other investments are recorded at fair value on a recurring basis.

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements of its investments as of December 31, 2017 and 2016. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining its fair value measurements.

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of December 31, 2017:

December 31, 2017
Investment Type	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average
(Dollars in thousands, except per share data)
Debt investments	$200,893	Discounted Expected Future Cash Flows	Hypothetical Market Yield	10% – 25%	13%
	2,900	Liquidation Scenario	Discount Rate	18%	18%
			Marketability Discount	20%	20%
			Uncertainty Discount	20%	20%
Warrant investments	7,371	Black-Scholes Valuation Model	Price Per Share	$0.00 – $22.38	$3.69
			Average Industry Volatility	20%	20%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 5 years	3 years
	2	Expected Proceeds	Price Per Share	$0.001	$0.001
Other investments	7,700	Multiple Probability Weighted Cash	Discount Rate	18% – 25%	19%
		Flow Model	Probability Weighting	0% – 100%	36%
Equity investments	249	Last Equity Financing	Price Per Share	$0.00 – $1.26	$0.54
Total Level 3 investments	$219,115

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of December 31, 2016:

December 31, 2016
Investment Type	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average
(Dollars in thousands, except per share data)
Debt investments	$174,686	Discounted Expected Future Cash Flows	Hypothetical Market Yield	11% – 25%	13%
	11,500	Liquidation Scenario	Probability Weighting	25% – 100%	40%
Warrant investments	5,677	Black-Scholes Valuation Model	Price Per Share	$0.00 – $63.98	$4.02
			Average Industry Volatility	21%	21%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 5 years	3 years
	180	Expected Settlement	Price Per Share	$1.78	$1.78
Other investments	600	Multiple Probability Weighted Cash	Discount Rate	25%	25%
		Flow Model	Probability Weighting	25% – 100%	43%
Equity investments	268	Last Equity Financing	Price Per Share	$0.04 – $1.00	$0.34
Total Level 3 investments	$192,911

Borrowings:   The carrying amount of borrowings under the Company’s revolving credit facility (the “Key Facility”) with KeyBank National Association (“Key”) approximates fair value due to the variable interest rate of the Key Facility and is categorized as Level 2 within the fair value hierarchy described above. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. The fair value of the fixed rate 2022 Notes and 2019 Notes (as defined in Note 7) is based on the closing public share price on the date of measurement. On December 31, 2017, the closing price of the 2022 Notes on the New York Stock Exchange was $25.40 per note, or $38.0 million. Therefore, the Company has categorized this borrowing as Level 1 within the fair value hierarchy described above.

Off-balance-sheet instruments:   Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Therefore, the Company has categorized these instruments as Level 3 within the fair value hierarchy described above.

The following tables detail the assets that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2017 and 2016 and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	December 31, 2017
	Total	Level 1	Level 2	Level 3
	(In thousands)
Debt investments	$203,793	$—	$—	$203,793
Warrant investments	$9,090	$—	$1,717	$7,373
Other investments	$7,700	$—	$—	$7,700
Equity investments	$1,516	$1,267	$—	$249

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

	December 31, 2016
	Total	Level 1	Level 2	Level 3
	(In thousands)
Debt investments	$186,186	$—	$—	$186,186
Warrant investments	$6,362	$—	$505	$5,857
Other investments	$600	$—	$—	$600
Equity investments	$855	$587	$—	$268

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2017:

	December 31, 2017
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$186,186	$5,857	$268	$600	$192,911
Purchase of investments	135,556	—	—	—	135,556
Warrants and equity received and classified as Level 3	—	2,355	41	—	2,396
Principal payments received on investments	(103,659)	—	—	(152)	(103,811)
Proceeds from sale of investments	—	(1,804)	—	—	(1,804)
Net realized (loss) gain on investments	(21,219)	766	—	—	(20,453)
Unrealized appreciation (depreciation) included in earnings	16,427	199	(60)	(248)	16,318
Transfer from debt investments to other investments	(7,500)	—	—	7,500	—
Other	(1,998)	—	—	—	(1,998)
Level 3 assets, end of period	$203,793	$7,373	$249	$7,700	$219,115

The Company’s transfers between levels are recognized at the end of each reporting period. During the year ended December 31, 2017, there were no transfers between levels.

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2017 includes $0.1 million in unrealized appreciation on debt and other investments, $0.3 million in unrealized depreciation on warrant investments and $0.01 million in unrealized appreciation on equity investments.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Fair value  – (continued)

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2016:

	December 31, 2016
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$242,167	$5,793	$316	$300	$248,576
Purchase of investments	59,858	—	—	—	59,858
Warrants and equity received and classified as Level 3	—	402	84	—	486
Principal payments received on investments	(95,639)	—	—	(121)	(95,760)
Proceeds from sale of investments	—	(855)	(129)	—	(984)
Net realized (loss) gain on investments	(7,597)	340	(367)	—	(7,624)
Unrealized (depreciation) appreciation included in earnings	(12,296)	177	364	38	(11,717)
Transfer from debt to other investments	(383)	—	—	383	—
Other	76	—	—	—	76
Level 3 assets, end of period	$186,186	$5,857	$268	$600	$192,911

The Company’s transfers between levels are recognized at the end of each reporting period. During the year ended December 31, 2016, there were no transfers between levels.

The change in unrealized depreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2016 includes $14.7 million in unrealized depreciation on debt and other investments, $0.3 million in unrealized appreciation on warrants and $0.1 million in unrealized appreciation on equity.

The Company discloses fair value information about financial instruments, whether or not recognized in the consolidated statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts for 2017 and 2016 have been measured as of the reporting date and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

As of December 31, 2017 and 2016, the recorded balances equaled fair values of all the Company’s financial instruments, except for the Company’s 2019 Notes and 2022 Notes, as previously described.

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change, and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new debt investments and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings

The following table shows the Company’s borrowings as of December 31, 2017 and 2016:

	December 31, 2017			December 31, 2016
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Key Facility	$95,000	$58,000	$37,000	$95,000	$63,000	$32,000
2022 Notes	37,375	37,375	—	—	—	—
2019 Notes	—	—	—	33,000	33,000	—
Total before debt issuance costs	132,375	95,375	37,000	128,000	96,000	32,000
Unamortized debt issuance costs attributable to term borrowings	—	(1,300)	—	—	(403)	—
Total borrowings outstanding, net	$132,375	$94,075	$37,000	$128,000	$95,597	$32,000

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that the Company’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowings. As of December 31, 2017, the asset coverage for borrowed amounts was 242%.

The Company entered into the Key Facility with Key effective November 4, 2013. The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the current $95 million commitment. The Key Facility is collateralized by all debt investments and warrants held by Credit II and permits an advance rate of up to 50% of eligible debt investments held by Credit II. The Key Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the debt investments securing the Key Facility to certain criteria for qualified debt investments and includes portfolio company concentration limits as defined in the related loan agreement. The Key Facility has a three-year revolving period which ends on August 12, 2018 followed by a two-year amortization period and matures on August 12, 2020. The interest rate is based upon the one-month London Interbank Offered Rate (“LIBOR”), plus a spread of 3.25%, with a LIBOR floor of 0.75%. The LIBOR rate was 1.56% and 0.77% on December 31, 2017 and 2016, respectively. The average rate for the years ended December 31, 2017 and 2016 was 4.33% and 4.00%, respectively. The Key Facility requires the payment of an unused line fee in an amount equal to 0.50% of any unborrowed amount available under the facility annually. As of December 31, 2017 and 2016, the Company had borrowing capacity of $37.0 and $32.0 million, respectively. At December 31, 2017 and 2016, $23.6 million and $4.6 million, respectively, was available, subject to existing terms and advance rates.

On March 23, 2012, the Company issued and sold an aggregate principal amount of $30.0 million of 7.375% senior unsecured notes due in 2019 and on April 18, 2012, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $3.0 million of such notes (collectively, the “2019 Notes”). The 2019 Notes had a stated maturity of March 15, 2019 and were redeemable in whole or in part at the Company’s option at any time or from time to time at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bore interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes were the Company’s direct unsecured obligations and (i) ranked equally in right of payment with the Company’s future unsecured indebtedness; (ii) were senior in right of payment to any of the Company’s future indebtedness that expressly provided it was subordinated to the 2019 Notes; (iii) were effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that was initially unsecured to which the Company subsequently granted security), to the extent of the value of the assets securing such indebtedness, and (iv) were structurally subordinated to all existing and future indebtedness and other obligations of any of

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings  – (continued)

the Company’s subsidiaries. On October 30, 2017 (the “Redemption Date”), the Company redeemed all of the issued and outstanding 2019 Notes in an aggregate principal amount of $33.0 million and paid accrued interest of $0.3 million. The Company accelerated $0.2 million of unamortized debt issuance costs related to the 2019 Notes. The 2019 Notes were delisted effective on the Redemption Date.

On September 29, 2017, the Company issued and sold an aggregate principal amount of $32.5 million of 6.25% notes due in 2022 and on October 11, 2017, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $4.9 million of such notes (collectively, the “2022 Notes”). The 2022 Notes have a stated maturity of September 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 15, 2019 at a redemption price of $25 per security plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2022 Notes are the Company’s direct unsecured obligations and (i) rank equally in right of payment with the Company’s current and future unsecured indebtedness; (ii) are senior in right of payment to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) are effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, and (iv) are structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. As of December 31, 2017, the Company was in material compliance with the terms of the 2022 Notes. The 2022 Notes are listed on the New York Stock Exchange under the symbol “HTFA”.

On June 28, 2013, the Company completed the 2013-1 Securitization. In connection with the 2013-1 Securitization, 2013-1 Trust, a wholly owned subsidiary of the Company, issued $90.0 million in the Asset-Backed Notes, which were rated A1(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by 2013-1 Trust and were backed by a pool of loans made to certain portfolio companies of the Company and secured by certain assets of such portfolio companies. The Asset-Backed Notes were secured obligations of 2013-1 Trust and non-recourse to the Company. In connection with the issuance and sale of the Asset-Backed Notes, the Company made customary representations, warranties and covenants. The Asset-Backed Notes bore interest at a fixed rate of 3.00% per annum and had a stated maturity of May 15, 2018. As of December 31, 2016, the Asset-Backed Notes were repaid in full.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Borrowings  – (continued)

The following table shows information about our senior securities as of December 31, 2017, 2016, 2015, 2014 and 2013:

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands, except unit data)
Credit facilities
2017	$58,000	$3,973	—	N/A
2016	$63,000	$3,733	—	N/A
2015	$68,000	$4,048	—	N/A
2014	$10,000	$22,000	—	N/A
2013	$10,000	$25,818	—	N/A
2022 Notes
2017	$37,375	$6,166	—	$25.66
2019 Notes
2017	—	—	—	—
2016	$33,000	$7,127	—	$25.42
2015	$33,000	$8,342	—	$25.26
2014	$33,000	$6,667	—	$25.64
2013	$33,000	$7,824	—	$25.70
2013-1 Securitization
2017	—	—	—	—
2016	—	—	—	—
2015	$14,546	$18,926	—	N/A
2014	$38,753	$5,677	—	N/A
2013	$79,343	$3,254	—	N/A
Total senior securities
2017	$95,375	$2,416	—	N/A
2016	$96,000	$2,450	—	N/A
2015	$115,546	$2,383	—	N/A
2014	$81,753	$2,691	—	N/A
2013	$122,343	$2,110	—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the original cost less accumulated depreciation, amortization or impairment of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount which the holder of such class of senior security would be entitled upon the voluntary liquidation of the applicable issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of securities.
(4)	Not applicable to the Company’s credit facilities and 2013-1 Securitization because such securities are not registered for public trading.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 8. Federal income tax

The Company has elected to be treated as a RIC under Subchapter M of the Code and to distribute substantially all of its taxable income. Accordingly, no provision for federal, state or local income tax has been recorded in the financial statements. Taxable income differs from net increase in net assets resulting from operations primarily due to unrealized appreciation on investments as investment gains and losses are not included in taxable income until they are realized.

The following table reconciles net increase (decrease) in net assets resulting from operations to taxable income:

	Years Ended December 31,
	2017	2016	2015
	(In thousands)
Net increase (decrease) in net assets resulting from operations	$9,591	$(4,913)	$11,856
Net unrealized (appreciation) depreciation on investments	(18,485)	14,236	490
Other book-tax differences	806	(844)	(239)
Capital loss carry forward	21,191	7,776	1,650
Taxable income before deductions for distributions	$13,103	$16,255	$13,757

The tax characters of distributions paid are as follows:

	Years Ended December 31,
	2017	2016	2015
	(In thousands)
Ordinary income	$13,818	$15,759	$16,465
Total	$13,818	$15,759	$16,465

The components of undistributed ordinary income earnings on a tax basis were as follows:

	As of December 31,
	2017	2016	2015
	(In thousands)
Undistributed ordinary income	$1,036	$1,753	$1,256
Long term capital loss carry forward	(41,702)	(20,511)	(12,735)
Unrealized appreciation	6,049	3,830	4,384
Unrealized depreciation	(7,027)	(23,293)	(9,611)
Other temporary differences	2,955	2,169	(3,277)
Total	$(38,689)	$(36,052)	$(19,983)

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and incur a 4% excise tax on such income, as required. For the years ended December 31, 2017 and 2016, the Company elected to carry forward taxable income in excess of current year distributions of $1.0 million and $1.8 million, respectively. At December 31, 2017 and 2016, a provision for excise tax of $0.03 million and $0.1 million, respectively, was recorded.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward, without expiration, and used to offset capital gains, subject to certain limitations. During the years ended December 31, 2017, 2016 and 2015, the Company did not use any of its capital loss carry forward to offset capital gains.

For federal income tax purposes, the tax cost of investments at December 31, 2017 and 2016 was $223.1 million and $211.6 million, respectively. The gross unrealized appreciation on investments at

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 8. Federal income tax  – (continued)

December 31, 2017 and 2016 was $6.0 million and $3.8 million, respectively. The gross unrealized depreciation on investments at December 31, 2017 and 2016 was $7.0 million and $23.3 million, respectively.

Note 9. Financial instruments with off-balance-sheet risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $33.3 million and $20.8 million as of December 31, 2017 and 2016, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. These commitments are often subject to financial or non-financial milestones and other conditions to borrow that must be achieved before the commitment can be drawn. In addition, the commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

The following table provides the Company’s unfunded commitments by portfolio company as of December 31, 2017:

	December 31, 2017
	Principal Balance	Fair Value of Unfunded Commitment Liability
	(In thousands)
Aerin Medical, Inc.	$5,000	$63
GeNO LLC	2,000	20
HealthEdge Software, Inc.	11,250	112
Intelepeer Holdings, Inc.	3,000	40
Kixeye, Inc.	3,000	45
PebblePost, Inc.	4,000	59
Titan Pharmaceuticals, Inc.	3,000	30
Weblinc Corporation	2,000	37
Total	$33,250	$406

The table above also provides the fair value of the Company’s unfunded commitment liability as of December 31, 2017 which totaled $0.4 million. The fair value at inception of the delay draw credit agreements is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments and is included in the Company’s consolidated statement of assets and liabilities.

Note 10. Concentrations of credit risk

The Company’s debt investments consist primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 10. Concentrations of credit risk  – (continued)

to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The Company’s largest debt investments may vary from year to year as new debt investments are recorded and existing debt investments are repaid. The Company’s five largest debt investments, at cost, represented 29% and 24% of total debt investments outstanding as of December 31, 2017 and 2016, respectively. No single debt investment represented more than 10% of the total debt investments as of December 31, 2017 or 2016. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments accounted for 14%, 17% and 14% of total interest and fee income on investments for the years ended December 31, 2017, 2016 and 2015, respectively.

Note 11. Distributions

The Company’s distributions are recorded on the declaration date. The following table summarizes the Company’s distribution activity for the years ended December 31, 2017 and 2016:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
	(In thousands, except share and per share data)
Year Ended December, 2017
10/27/17	2/21/18	3/15/18	$0.10	$—	—	—
10/27/17	1/22/18	2/15/18	0.10	1,139	1,185	13
10/27/17	12/20/17	1/17/18	0.10	1,139	1,119	13
7/28/17	11/20/17	12/15/17	0.10	1,139	1,227	13
7/28/17	10/19/17	11/15/17	0.10	1,139	1,195	13
7/28/17	9/20/17	10/16/17	0.10	1,138	1,205	14
4/27/17	8/18/17	9/15/17	0.10	1,140	1,199	13
4/27/17	7/20/17	8/15/17	0.10	1,140	1,159	12
4/27/17	6/20/17	7/14/17	0.10	1,138	1,164	13
3/3/17	5/19/17	6/15/17	0.10	1,137	1,202	14
3/3/17	4/21/17	5/16/17	0.10	1,137	1,287	15
3/3/17	3/20/17	4/18/17	0.10	1,134	1,510	18
			$1.20	$12,520	13,452	$151
Year Ended December 31, 2016
10/28/16	2/22/17	3/15/17	$0.10	$1,134	1,665	$16
10/28/16	1/19/17	2/15/17	0.10	1,133	1,542	17
10/28/16	12/20/16	1/13/17	0.10	1,137	1,550	16
7/29/16	11/18/16	12/15/16	0.115	1,308	1,712	19
7/29/16	10/20/16	11/15/16	0.115	1,308	1,896	21
7/29/16	9/20/16	10/17/16	0.115	1,305	1,716	22
4/28/16	8/19/16	9/15/16	0.115	1,307	1,535	21
4/28/16	7/20/16	8/15/16	0.115	1,302	1,842	25
4/28/16	6/20/16	7/15/16	0.115	1,305	1,734	23
3/3/16	5/19/16	6/15/16	0.115	1,305	1,898	23
3/3/16	4/20/16	5/16/16	0.115	1,283	3,821	44
3/3/16	3/18/16	4/15/16	0.115	1,306	1,840	21
			$1.335	$15,133	22,751	$268

On March 1, 2018, the Board declared monthly distributions per share, payable as set forth in the following table:

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 10. Concentrations of credit risk  – (continued)

Ex-Dividend Date	Record Date	Payment Date	Distributions Declared
May 16, 2018	May 17, 2018	June 15, 2018	$0.10
April 18, 2018	April 19, 2018	May 15, 2018	$0.10
March 16, 2018	March 19, 2018	April 17, 2018	$0.10

After paying distributions of $1.10 per share deemed paid for tax purposes in 2017, declaring on October 27, 2017 a distribution of $0.10 per share payable January 17, 2018, and taxable earnings of $1.14 per share in 2017, the Company’s undistributed spillover income as of December 31, 2017 was $0.09 per share. Spillover income includes any ordinary income and net capital gains from the preceding tax years that were not distributed during such tax years.

Note 12. Subsequent events

On February 14, 2018, DSC ABC, a borrower of the Company, sold substantially all of its assets (the “DSC Assets”) to StereoVision Imaging, Inc. (“SVI”) for approximately $2.7 million. The Company received the proceeds of the sale of the DSC Assets. In order to finance SVI’s purchase of the DSC Assets and to provide SVI working capital, the Company made a debt investment of $3.2 million in SVI.

On March 6, 2018, the Advisor irrevocably waived the receipt of incentive fees related to the amounts previously deferred that it may be entitled to receive under the Investment Management Agreement for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees will not be subject to recoupment.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 13. Financial highlights

The following table shows financial highlights for the Company:

	Years Ended December 31,
	2017	2016	2015	2014	2013
	(In thousands, except share and per share data)
Per share data:
Net asset value at beginning of period	$12.09	$13.85	$14.36	$14.14	$15.15
Net investment income	1.07	1.48	1.25	1.11	1.38
Realized loss on investments	(1.84)	(0.67)	(0.15)	(0.37)	(0.78)
Unrealized appreciation (depreciation) on investments	1.60	(1.24)	(0.04)	0.86	(0.23)
Net increase (decrease) in net assets resulting from operations	0.83	(0.43)	1.06	1.60	0.37
Net dilution from issuance of common stock	—	—	(0.18)	—	—
Distributions declared(1)	(1.20)	(1.34)	(1.38)	(1.38)	(1.38)
From net investment income	(1.20)	(1.34)	(1.38)	(1.38)	(1.38)
From net realized gain on investments	—	—	—	—	—
Return of capital	—	—	—	—	—
Net accretion from repurchase of common stock	—	0.01	0.02	—	—
Other(2)	—	—	(0.03)	—	—
Net asset value at end of period	$11.72	$12.09	$13.85	$14.36	$14.14
Per share market value, beginning of period	$10.53	$11.73	$13.99	$14.21	$14.92
Per share market value, end of period	11.22	10.53	11.73	13.99	14.21
Total return based on a market value(3)	17.9%	1.5%	(6.3)%	8.2%	4.5%
Shares outstanding at end of period	11,520,406	11,510,424	11,535,212	9,628,124	9,608,949
Ratios, net of waivers, to average net assets:
Expenses without incentive fees	8.6%	9.2%	8.6%	13.3%	11.8%
Incentive fees	1.2%	1.4%	2.2%	1.5%	2.3%
Net expenses	9.8%	10.6%	10.8%	14.8%	14.1%
Net investment income with incentive fees	9.0%	11.4%	8.9%	7.8%	9.2%
Ratios, without waivers, to average net assets:
Expenses without incentive fees(4)	8.6%	9.2%	8.9%	13.5%	11.9%
Incentive fees(4)	1.3%	1.4%	2.2%	1.5%	2.3%
Net expenses(4)	9.9%	10.6%	11.1%	15.0%	14.2%
Net investment income with incentive fees(4)	8.9%	11.4%	8.7%	7.5%	9.1%
Net assets at the end of the period	$135,075	$139,192	$159,751	$138,248	$135,835
Average net asset value	$137,293	$150,612	$157,612	$137,848	$142,327
Average debt per share	$6.60	$8.91	$7.87	$10.68	$12.06
Portfolio turnover ratio	79.4%	27.1%	56.1%	46.5%	37.9%

(1)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP due to (i) changes in unrealized appreciation and depreciation, (ii) temporary and permanent differences in income and expense recognition, and (iii) the amount of spillover income carried over from a given tax year for distribution in

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 13. Financial highlights  – (continued)

the following tax year. The final determination of taxable income for each tax year, as well as the tax attributes for distributions in such tax year, will be made after the close of the tax year.
(2)	Includes the impact of the different share amounts as a result of calculating per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	The total return equals the change in the ending market value over the beginning of period price per share plus distributions paid per share during the period, divided by the beginning price.
(4)	During the years ended December 31, 2015, 2014 and 2013, the Advisor waived $0.3 million, $0.2 million and $0.1 million, respectively, of base management fee. During the years ended December 31, 2017 and 2014, the Advisor waived $0.1 million of incentive fee.

Note 14. Selected quarterly financial data (unaudited)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(In thousands, except per share data)
Total investment income	$6,163	$6,774	$5,878	$6,962
Net investment income	$2,379	$3,797	$2,754	$3,367
Net realized and unrealized gain (loss)	$117	$(1,088)	$(2,021)	$286
Net increase in net asset resulting from operations	$2,496	$2,709	$733	$3,653
Net investment income per share(1)	$0.21	$0.33	$0.24	$0.29
Net increase in net assets per share(1)	$0.21	$0.24	$0.06	$0.32
Net asset value per share at period end(2)	$11.72	$11.81	$11.87	$12.11

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(In thousands, except per share data)
Total investment income	$6,987	$7,608	$9,092	$9,297
Net investment income	$3,815	$4,375	$4,512	$4,397
Net realized and unrealized loss	$(4,404)	$(10,018)	$(4,590)	$(3,000)
Net (decrease) increase in net asset resulting from operations	$(589)	$(5,643)	$(78)	$1,397
Net investment income per share(1)	$0.33	$0.38	$0.39	$0.38
Net (decrease) increase in net assets per share(1)	$(0.05)	$(0.49)	$(0.01)	$0.12
Net asset value per share at period end(2)	$12.09	$12.44	$13.27	$13.62

(1)	Based on weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.

2,000,000 Shares

Horizon Technology Finance Corporation

Common Stock

PROSPECTUS SUPPLEMENT

March 21, 2019

Book-Running Managers

Morgan Stanley	UBS Investment Bank	Janney Montgomery Scott